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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-09885


                               Janus Adviser Series
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 7/31


Date of reporting period: 1/31/05

Item 1 - Reports to Shareholders
---------------------------------
                                                          ----------------------
                                                          2005 Semiannual Report
                                                          ----------------------

Janus Adviser Series
--------------------------------------------------------------------------------
      Growth & Core

      Janus Adviser Growth Fund
      Janus Adviser Capital Appreciation Fund
      Janus Adviser Mid Cap Growth Fund
      Janus Adviser Growth and Income Fund
      Janus Adviser Core Equity Fund
      Janus Adviser Balanced Fund

      International & Global

      Janus Adviser Worldwide Fund
      Janus Adviser International Growth Fund
      Janus Adviser Foreign Stock Fund

      Value

      Janus Adviser Mid Cap Value Fund
      Janus Adviser Small Company Value Fund

      Risk-Managed

      Janus Adviser Risk-Managed Growth Fund
      Janus Adviser Risk-Managed Core Fund

      Fixed-Income

      Janus Adviser Flexible IncomeFund
      Janus Adviser Money Market Fund

                                                                    [LOGO] JANUS

Table of Contents

Janus Adviser Series
     Portfolio Managers' Commentaries and Schedules of Investments
     Growth & Core
          Growth Fund ....................................................     2
          Capital Appreciation Fund ......................................     9
          Mid Cap Growth Fund ............................................    14
          Growth and Income Fund .........................................    20
          Core Equity Fund ...............................................    26
          Balanced Fund ..................................................    32
     International & Global
          Worldwide Fund .................................................    40
          International Growth Fund ......................................    46
          Foreign Stock Fund .............................................    52
     Value
          Mid Cap Value Fund .............................................    57
          Small Company Value Fund .......................................    64
     Risk-Managed
          Risk-Managed Growth Fund .......................................    70
          Risk-Managed Core Fund .........................................    79
     Fixed-Income
          Flexible Income Fund ...........................................    87
          Money Market Fund ..............................................    96
     Statements of Assets and Liabilities ................................    98
     Statements of Operations ............................................   100
     Statements of Changes in Net Assets .................................   102
     Financial Highlights ................................................   107
     Notes to Schedules of Investments ...................................   126
     Notes to Financial Statements .......................................   128
     Additional Information ..............................................   144
     Explanations of Charts, Tables and Financial Statements .............   145

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2005. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees (applicable to Class I Shares only), networking fees (applicable to Class A Shares and Class C Shares only), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2004 to January 31, 2005 for Class I Shares and Class C Shares, and for the period from September 30, 2004 to January 31, 2005 for Class A Shares and Class R Shares.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2005. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                       Janus Adviser Series  January 31, 2005  1

Janus Adviser Growth Fund (unaudited)

                                                               [PHOTO]
                                                               Blaine Rollins
                                                               portfolio manager

================================================================================
Fund Strategy

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.
================================================================================

Performance Overview

I fully understand that you invest in Janus Adviser Growth Fund for growth - the growth of your money and the growth stocks that will bring you closer to your financial objective. Over the past year, we continued to find and invest in a number of compelling growth stocks on your behalf. Unfortunately, against a backdrop of economic uncertainty, the market chose not to recognize the same impressive qualities that we identified in these companies, and a number of our growth stocks simply did not grow.

In 2004, value stocks once again outperformed growth stocks, a trend that is now in its fourth year, and small-cap stocks outperformed large-cap stocks, a trend that is now in its fifth year. Against this backdrop, for the six-month period ending January 31, 2005, Janus Adviser Growth Fund I Shares returned 5.26% compared to a 6.01% gain for the Fund's benchmark, the Russell 1000(R) Growth Index.

Investment Strategy in this Environment

I am dissatisfied with these results, as my goal is to outperform the Index. My strategy is to invest in high-quality growth companies that I believe will deliver returns to shareholders, and when a few key holdings don't - as was the case during this most recent 6-month period - performance suffers. By the same token, when these stocks perform the way we expect them to, the Fund benefits.

During the period, Maxim Integrated Products and Linear Technology are two key holdings that did not meet our performance expectations, and because of the Fund's substantial weighting in each, combined, they accounted for 1.52% of the Fund's underperformance. While I deeply regret falling short of the Fund's performance goals for the year, I do not regret my decision to invest in these companies. While it may be difficult to see beyond what I believe are short-term setbacks, my long-term confidence in these companies remains unshaken.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                               January 31, 2005    July 31, 2004

Comcast Corp. - Special Class A                      6.3%               7.0%
Time Warner, Inc.                                    5.9%               6.9%
Cisco Systems, Inc.                                  4.6%               4.4%
Maxim Integrated Products, Inc.                      4.3%               6.8%
Linear Technology Corp.                              3.4%               5.6%
Walgreen Co.                                         3.1%               1.9%
McDonald's Corp.                                     3.0%               2.4%
Lockheed Martin Corp.                                2.1%               1.1%
Univision Communications, Inc. - Class A             2.1%               2.7%
Tyco International, Ltd. (New York Shares)           2.1%               2.6%

A Detailed Discussion of Some of the Fund's Weakest and Strongest Stocks

Given disappointing sales forecasts from bellwether chip manufacturers Intel and Texas Instruments, as well as several analyst downgrades of the semiconductor sector, it's no surprise that Maxim was among the Fund's biggest detractors, along with another core semiconductor position, Linear Technology. Also working against these longtime holdings was a seasonal decline in chip stocks. While Maxim's and Linear's circuits can be found in everything from personal computers to medical equipment, the automotive industry - which needs chips to power dashboards, air-bag sensors and navigation systems - is currently the fastest-growing end market for both companies. Our research shows that demand for their products will only increase. For these reasons, my confidence in Maxim and Linear remains high.

Two clear winners for us during the period were media leaders Comcast and Time Warner. Comcast, the nation's largest cable operator, struggled earlier in 2004 due to its unsuccessful bid to merge with Walt Disney Co. (not a portfolio holding). However, Comcast has since recovered from the negative publicity surrounding this event, posting excellent earnings and continually proving that its services - including popular video-on-demand options - offer tremendous appeal. Although investors were concerned in prior quarters that Regional Bell Operating Companies ("RBOCs") might be positioned to take market share from cable companies by building out fiber lines to homes, it's become increasingly evident that RBOCs have a long way to go in catching up to their cable counterparts.


2  Janus Adviser Series  January 31, 2005

(unaudited)

Turning to Time Warner, we've seen continual execution of a strong business model on the part of CEO Dick Parsons. The company's most recent quarterly earnings were bolstered by solid cable numbers and healthy sales of DVD titles like Lord of the Rings. Additionally, the company's film releases fared relatively well, although the holiday film, The Polar Express, was hampered somewhat by a slow start.

Seeding the Fund With Long-Term Growers

While a handful of key holdings created a significant drag on performance, the Fund remains a well-balanced mix of names that I and the analysts believe have the potential for long-term growth. In fact, one of the highlights during the period was the combined performance of the Fund's small- and mid-cap investments. I continually seed the bottom third of the Fund with small- and mid-cap names that I believe have the potential over a five-year time horizon to evolve into large-cap companies. In fact, some of the large-cap stocks currently in the top third were once small- or mid-cap investments in the lower half of the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                           Janus Adviser    Russell 1000(R)
                                            Growth Fund      Growth Index
                                            -----------      ------------
Semiconductor Components/
  Integrated Circuits                           7.7%             0.8%
Cable Television                                6.3%             0.4%
Multimedia                                      5.9%             1.3%
Diversified Operations                          5.8%             2.9%
Networking Products                             4.8%             2.5%

Investment Strategy and Outlook

Going forward, I remain committed to finding companies that I believe exhibit profitable unit volume growth, margins that exceed those of their peers, low capital intensity, rising returns on capital and on equity, and intelligent capital allocation, which could include aggressive stock repurchases.

In closing, I'd like to thank each of you for your continued investment in Janus Adviser Growth Fund. Many of you are longtime shareholders, and I appreciate your confidence in me and my ability to restore performance. I accept the responsibility of managing your money very seriously and believe the Fund is positioned well for the future, both in the near term and for the long run.



Effective February 28, 2005, Janus Adviser Growth Fund will change its name to Janus Adviser Large Cap Growth Fund and add to its investment policy to state that at least 80% of its net assets will be invested in large sized companies.


                                       Janus Adviser Series  January 31, 2005  3

Janus Adviser Growth Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                    Janus Adviser
                     Growth Fund -   Russell 1000(R)     S&P 500(R)
                       I Shares       Growth Index         Index
                       --------       ------------         -----
9/13/1993*              $10,000          $10,000          $10,000
9/30/1993               $10,185          $10,040          $ 9,943
10/31/1993              $10,373          $10,319          $10,148
11/30/1993              $10,180          $10,250          $10,052
12/31/1993              $10,238          $10,426          $10,173
1/31/1994               $10,666          $10,668          $10,519
2/28/1994               $10,577          $10,473          $10,234
3/31/1994               $10,343          $ 9,967          $ 9,787
4/30/1994               $10,473          $10,012          $ 9,913
5/31/1994               $10,558          $10,164          $10,076
6/30/1994               $10,180          $ 9,863          $ 9,829
7/31/1994               $10,358          $10,200          $10,151
8/31/1994               $10,763          $10,768          $10,568
9/30/1994               $10,462          $10,623          $10,309
10/31/1994              $10,643          $10,872          $10,541
11/30/1994              $10,416          $10,523          $10,157
12/31/1994              $10,474          $10,700          $10,308
1/31/1995               $10,671          $10,929          $10,575
2/28/1995               $10,954          $11,386          $10,987
3/31/1995               $11,256          $11,719          $11,311
4/30/1995               $11,236          $11,975          $11,644
5/31/1995               $11,563          $12,392          $12,110
6/30/1995               $11,898          $12,870          $12,391
7/31/1995               $12,508          $13,405          $12,802
8/31/1995               $12,601          $13,419          $12,834
9/30/1995               $12,947          $14,038          $13,376
10/31/1995              $12,934          $14,048          $13,328
11/30/1995              $13,373          $14,594          $13,913
12/31/1995              $13,557          $14,677          $14,181
1/31/1996               $14,031          $15,168          $14,664
2/29/1996               $14,487          $15,446          $14,800
3/31/1996               $14,675          $15,466          $14,942
4/30/1996               $14,755          $15,873          $15,162
5/31/1996               $15,034          $16,427          $15,553
6/30/1996               $14,971          $16,449          $15,613
7/31/1996               $14,352          $15,486          $14,923
8/31/1996               $14,937          $15,885          $15,238
9/30/1996               $15,607          $17,042          $16,095
10/31/1996              $15,508          $17,145          $16,539
11/30/1996              $16,185          $18,432          $17,789
12/31/1996              $15,952          $18,071          $17,437
1/31/1997               $16,657          $19,339          $18,526
2/28/1997               $16,674          $19,208          $18,672
3/31/1997               $15,939          $18,168          $17,905
4/30/1997               $16,561          $19,375          $18,973
5/31/1997               $17,370          $20,773          $20,128
6/30/1997               $17,973          $21,604          $21,030
7/31/1997               $19,340          $23,515          $22,703
8/31/1997               $18,582          $22,139          $21,432
9/30/1997               $19,645          $23,228          $22,605
10/31/1997              $19,256          $22,370          $21,850
11/30/1997              $19,245          $23,320          $22,862
12/31/1997              $19,413          $23,581          $23,254
1/31/1998               $19,781          $24,286          $23,512
2/28/1998               $21,338          $26,113          $25,207
3/31/1998               $21,895          $27,154          $26,498
4/30/1998               $22,326          $27,530          $26,765
5/31/1998               $21,832          $26,748          $26,305
6/30/1998               $23,089          $28,387          $27,373
7/31/1998               $23,033          $28,199          $27,082
8/31/1998               $19,177          $23,967          $23,166
9/30/1998               $20,541          $25,808          $24,651
10/31/1998              $21,491          $27,882          $26,656
11/30/1998              $22,809          $30,003          $28,271
12/31/1998              $26,207          $32,708          $29,900
1/31/1999               $28,073          $34,629          $31,151
2/28/1999               $26,911          $33,047          $30,182
3/31/1999               $28,498          $34,787          $31,390
4/30/1999               $28,967          $34,832          $32,606
5/31/1999               $28,598          $33,761          $31,836
6/30/1999               $30,680          $36,126          $33,602
7/31/1999               $30,073          $34,978          $32,553
8/31/1999               $29,893          $35,550          $32,392
9/30/1999               $30,624          $34,803          $31,504
10/31/1999              $32,859          $37,431          $33,498
11/30/1999              $34,140          $39,451          $34,179
12/31/1999              $37,768          $43,554          $36,192
1/31/2000               $37,308          $41,512          $34,373
2/29/2000               $39,139          $43,541          $33,723
3/31/2000               $41,049          $46,657          $37,022
4/30/2000               $39,015          $44,437          $35,908
5/31/2000               $36,521          $42,199          $35,171
6/30/2000               $38,341          $45,398          $36,038
7/31/2000               $37,528          $43,505          $35,475
8/31/2000               $40,852          $47,444          $37,678
9/30/2000               $38,806          $42,956          $35,689
10/31/2000              $37,771          $40,924          $35,538
11/30/2000              $32,718          $34,891          $32,737
12/31/2000              $32,820          $33,787          $32,897
1/31/2001               $35,146          $36,121          $34,064
2/28/2001               $29,946          $29,989          $30,958
03/31/2001              $27,799          $26,726          $28,997
4/30/2001               $31,103          $30,106          $31,250
5/31/2001               $31,017          $29,663          $31,459
06/30/2001              $29,706          $28,976          $30,694
7/31/2001               $27,964          $28,252          $30,392
8/31/2001               $25,637          $25,941          $28,489
9/30/2001               $22,343          $23,351          $26,188
10/31/2001              $22,763          $24,576          $26,688
11/30/2001              $25,014          $26,937          $28,735
12/31/2001              $25,196          $26,887          $28,987
01/31/2002              $24,639          $26,412          $28,564
02/28/2002              $24,168          $25,316          $28,013
03/31/2002              $25,326          $26,191          $29,066
04/30/2002              $23,710          $24,054          $27,304
05/31/2002              $23,507          $23,472          $27,103
06/30/2002              $21,344          $21,301          $25,172
07/31/2002              $19,436          $20,130          $23,211
8/31/2002               $19,704          $20,190          $23,363
9/30/2002               $18,215          $18,095          $20,823
10/31/2002              $19,107          $19,755          $22,656
11/30/2002              $20,045          $20,828          $23,990
12/31/2002              $18,523          $19,390          $22,581
1/31/2003               $18,194          $18,919          $21,989
2/28/2003               $17,975          $18,832          $21,659
03/31/2003              $18,190          $19,183          $21,869
4/30/2003               $19,838          $20,601          $23,671
5/31/2003               $20,617          $21,629          $24,918
06/30/2003              $20,496          $21,927          $25,236
07/31/2003              $21,226          $22,473          $25,681
8/31/2003               $21,945          $23,032          $26,181
09/30/2003              $21,372          $22,785          $25,903
10/31/2003              $23,187          $24,065          $27,369
11/30/2003              $23,394          $24,317          $27,610
12/31/2003              $24,113          $25,158          $29,058
1/31/2004               $24,186          $25,672          $29,591
2/29/2004               $23,966          $25,835          $30,002
3/31/2004               $23,601          $25,356          $29,550
4/30/2004               $23,394          $25,061          $29,086
5/31/2004               $23,966          $25,528          $29,485
6/30/2004               $24,612          $25,847          $30,058
7/31/2004               $23,163          $24,386          $29,063
8/31/2004               $22,761          $24,265          $29,181
9/30/2004               $22,895          $24,496          $29,497
10/31/2004              $23,297          $24,878          $29,948
11/30/2004              $24,295          $25,734          $31,159
12/31/2004              $25,196          $26,743          $32,220
1/31/2005               $24,380          $25,851          $31,434

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                               Fiscal              One                 Five              Ten             Since
                                            Year-to-Date+          Year                Year              Year          Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund - A Shares
NAV                                             6.60%              0.81%              (8.16)%            8.61%            8.14%
MOP                                             0.45%             (4.89)%             (9.22)%            8.16%            7.90%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund - C Shares
NAV                                             4.94%              0.30%              (8.78)%            7.95%            7.48%
LOAD                                            3.95%**           (0.70)%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund - I Shares            5.26%              0.81%              (8.16)%            8.61%            8.14%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund - R Shares            6.44%              0.60%              (8.37)%            8.41%            8.03%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index                    6.01%              0.70%              (9.04)%            8.99%            8.70%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                8.16%              6.23%              (1.77)%           11.51%           10.58%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Growth Funds                           N/A              313/428             132/226             N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares


4  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - A Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,066.00                          $3.19
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,013.89                          $3.11
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                     Expenses Paid
                                                    Account Value                   Account Value                 During Period
Expense Example - C Shares                            (8/1/04)                        (1/31/05)                 (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,049.40                          $8.57
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,016.84                          $8.44
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                     Expenses Paid
                                                    Account Value                   Account Value                 During Period
Expense Example - I Shares                            (8/1/04)                        (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,052.60                          $6.00
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,019.36                          $5.90
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                     Expenses Paid
                                                    Account Value                   Account Value                 During Period
Expense Example - R Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,064.40                          $4.94
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,012.20                          $4.82
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.91% for A Shares and 1.41% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.66% for C Shares and 1.16% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund and added to its investment policy to state that at least 80% of its net assets will be invested in large-sized companies.

There is no assurance that the investment process will consistently lead to successful investing.

Effective September 30, 2004, Janus Adviser Growth Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500(R) Index as a secondary index.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                       Janus Adviser Series  January 31, 2005  5

Janus Adviser Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 95.6%
Aerospace and Defense - 4.1%
         74,065  Boeing Co. .......................................$  3,747,689
         12,295  General Dynamics Corp. ...........................   1,269,459
         92,640  Lockheed Martin Corp. ............................   5,355,518
                                                                     10,372,666
Apparel Manufacturers - 0.8%
        147,428  Burberry Group PLC** .............................   1,112,265
         17,695  Coach, Inc.* .....................................     992,690
                                                                      2,104,955
Applications Software - 0.2%
         15,360  NAVTEQ Corp. .....................................     588,134
Athletic Footwear - 0.3%
          7,535  NIKE, Inc. - Class B .............................     652,757
Automotive - Cars and Light Trucks - 0.2%
         14,205  BMW A.G.** .......................................     598,649
Automotive - Truck Parts and Equipment - Original - 0.2%
          8,525  Autoliv, Inc. ....................................     401,954
Beverages - Non-Alcoholic - 0.5%
         22,660  PepsiCo, Inc. ....................................   1,216,842
Building - Mobile Home and Manufactured Homes - 0.3%
         25,020  Winnebago Industries, Inc.# ......................     862,940
Building - Residential and Commercial - 1.1%
         24,210  D.R. Horton, Inc. ................................     963,074
          1,330  NVR, Inc.* .......................................   1,052,362
         12,840  Ryland Group, Inc.# ..............................     832,931
                                                                      2,848,367
Building and Construction Products - Miscellaneous - 1.1%
         77,055  Masco Corp. ......................................   2,835,624
Cable Television - 6.3%
        505,393  Comcast Corp. - Special Class A* .................  15,975,472
Casino Hotels - 0.1%
          5,330  Las Vegas Sands Corp.*,# .........................     231,322
Chemicals - Specialty - 0.5%
         18,005  Ecolab, Inc. .....................................     605,868
         10,930  Sigma-Aldrich Corp.# .............................     686,951
                                                                      1,292,819
Commercial Banks - 0.8%
            108  Mitsubishi Tokyo Financial Group, Inc.** .........   1,019,921
         11,220  UBS A.G.** .......................................     913,084
                                                                      1,933,005
Commercial Services - Finance - 0.8%
         62,855  Paychex, Inc. ....................................   1,916,449
Computer Services - 0.4%
         63,635  Ceridian Corp.* ..................................   1,126,340
Computers - 1.0%
         31,345  Dell, Inc.* ......................................   1,308,967
         18,325  Research In Motion, Ltd. (New York Shares)* ......   1,306,389
                                                                      2,615,356
Containers - Metal and Glass - 0.4%
         24,050  Ball Corp. .......................................   1,027,416
Cosmetics and Toiletries - 1.5%
        $70,194  Procter & Gamble Co. .............................   3,736,427
Cruise Lines - 0.9%
         37,475  Carnival Corp. (New York Shares) .................   2,158,560
Dental Supplies and Equipment - 0.5%
         28,965  Patterson Companies, Inc.*,# .....................   1,349,190
Distribution/Wholesale - 0.2%
         78,000  Esprit Holdings, Ltd. ............................     451,006
Diversified Minerals - 1.5%
        126,155  Companhia Vale do Rio Doce (ADR) .................   3,816,189
Diversified Operations - 5.8%
         30,985  3M Co. ...........................................   2,613,895
         81,675  Honeywell International, Inc. ....................   2,938,667
         22,535  Illinois Tool Works, Inc. ........................   1,960,094
         21,680  Pentair, Inc. ....................................     960,858
         61,642  Smiths Group PLC** ...............................     978,361
        146,295  Tyco International, Ltd. (New York Shares) .......   5,287,101
                                                                     14,738,976
Diversified Operations-Commercial Services - 0.4%
         40,985  ARAMARK Corp.- Class B ...........................   1,065,200
E-Commerce/Products - 1.2%
         71,165  Amazon.com, Inc.* ................................   3,075,751
E-Commerce/Services - 1.5%
         27,421  eBay, Inc.* ......................................   2,234,812
         61,200  IAC/InterActiveCorp* .............................   1,482,876
                                                                      3,717,688
Electronic Components - Semiconductors - 1.1%
         21,625  Intel Corp. ......................................     485,481
        103,125  Texas Instruments, Inc. ..........................   2,393,532
                                                                      2,879,013
Fiduciary Banks - 1.0%
         67,139  Bank of New York Company, Inc. ...................   1,994,700
         14,603  Northern Trust Corp. .............................     637,275
                                                                      2,631,975
Finance - Credit Card - 1.1%
        104,660  MBNA Corp. .......................................   2,781,863
Finance - Investment Bankers/Brokers - 0.6%
          5,145  Citigroup, Inc. ..................................     252,362
         23,165  Merrill Lynch & Company, Inc. ....................   1,391,522
                                                                      1,643,884
Financial Guarantee Insurance - 0.8%
         16,295  MBIA, Inc. .......................................     973,463
         15,790  MGIC Investment Corp. ............................   1,008,981
                                                                      1,982,444
Food - Confectionary - 0.3%
         11,140  Wm. Wrigley Jr. Company ..........................     784,145
Food - Dairy Products - 0.2%
         13,930  Dean Foods Co.* ..................................     490,754
Food - Retail - 0.4%
         12,225  Whole Foods Market, Inc. .........................   1,093,160
Food - Wholesale/Distribution - 1.8%
        128,910  Sysco Corp. ......................................   4,507,983

See Notes to Schedules of Investments and Financial Statements


6  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Human Resources - 0.3%
         26,860  Robert Half International, Inc. ..................$    814,932
Independent Power Producer - 0.2%
         44,165  Reliant Energy, Inc.* ............................     549,854
Instruments - Scientific - 0.2%
          8,509  Fisher Scientific International, Inc.* ...........     537,343
Insurance Brokers - 0.1%
          4,615  Willis Group Holdings, Ltd. ......................     178,508
Internet Security - 0.2%
         22,760  McAfee, Inc.* ....................................     588,346
Life and Health Insurance - 0.5%
         31,420  AFLAC, Inc. ......................................   1,241,404
Machine Tools and Related Products - 0.3%
         13,495  Kennametal, Inc. .................................     660,445
Medical - Biomedical and Genetic - 0.2%
         17,550  Celgene Corp.* ...................................     479,817
Medical - HMO - 0.5%
         14,960  UnitedHealth Group, Inc. .........................   1,329,944
Medical Instruments - 0.9%
         16,695  Medtronic, Inc. ..................................     876,321
         33,205  St. Jude Medical, Inc.* ..........................   1,304,292
                                                                      2,180,613
Medical Products - 4.1%
          7,510  Henry Schein, Inc.* ..............................     511,131
         59,280  Johnson & Johnson ................................   3,835,416
         73,265  Stryker Corp. ....................................   3,600,242
          8,051  Synthes, Inc.* ...................................     922,630
         19,785  Varian Medical Systems, Inc.* ....................     746,488
         11,175  Zimmer Holdings, Inc.* ...........................     881,149
                                                                     10,497,056
Metal Processors and Fabricators - 0.5%
         19,035  Precision Castparts Corp. ........................   1,338,161
Multi-Line Insurance - 1.5%
         56,380  American International Group, Inc. ...............   3,737,430
Multimedia - 5.9%
        826,195  Time Warner, Inc.* ...............................  14,871,510
Networking Products - 4.8%
        654,339  Cisco Systems, Inc.* .............................  11,804,275
         15,975  Juniper Networks, Inc.* ..........................     401,452
                                                                     12,205,727
Oil - Field Services - 1.1%
         42,350  Schlumberger, Ltd. (New York Shares)** ...........   2,881,494
Oil and Gas Drilling - 0.4%
         24,895  Transocean, Inc.* ................................   1,095,380
Oil Companies - Exploration and Production - 0.8%
         25,400  Apache Corp. .....................................   1,382,268
          8,855  EOG Resources, Inc. ..............................     657,484
                                                                      2,039,752
Oil Companies - Integrated - 0.3%
         22,185  Suncor Energy, Inc. (New York Shares) ............     709,920
Optical Supplies - 1.6%
         50,620  Alcon, Inc. (New York Shares)** ..................   4,009,104
Pharmacy Services - 1.2%
         76,860  Caremark Rx, Inc.* ...............................   3,005,226
Property and Casualty Insurance - 0.4%
         22,075  W. R. Berkley Corp. ..............................   1,052,978
Reinsurance - 2.0%
             32  Berkshire Hathaway, Inc. - Class A* ..............   2,876,800
         16,667  PartnerRe, Ltd. ..................................   1,056,188
         21,030  RenaissanceRe Holdings, Ltd.# ....................   1,055,916
                                                                      4,988,904
Retail - Apparel and Shoe - 1.4%
         16,235  Abercrombie & Fitch Co. - Class A ................     813,698
         40,100  Foot Locker, Inc. ................................   1,079,492
         73,005  Gap, Inc. ........................................   1,606,840
                                                                      3,500,030
Retail - Building Products - 0.5%
         23,625  Lowe's Companies, Inc. ...........................   1,346,389
Retail - Consumer Electronics - 0.7%
         32,185  Best Buy Company, Inc. ...........................   1,731,231
Retail - Discount - 0.8%
         17,261  Costco Wholesale Corp. ...........................     815,927
         24,135  Wal-Mart Stores, Inc. ............................   1,264,674
                                                                      2,080,601
Retail - Drug Store - 3.1%
        185,965  Walgreen Co. .....................................   7,923,969
Retail - Major Department Stores - 0.4%
         22,715  J.C. Penney Company, Inc. ........................     970,385
Retail - Office Supplies - 0.7%
         52,570  Staples, Inc. ....................................   1,721,142
Retail - Restaurants - 3.2%
        231,140  McDonald's Corp. .................................   7,486,624
         11,670  Outback Steakhouse, Inc.# ........................     537,404
                                                                      8,024,028
Schools - 0.6%
         20,322  Apollo Group, Inc. - Class A* ....................   1,588,977
Semiconductor Components/Integrated Circuits - 7.7%
        228,640  Linear Technology Corp. ..........................   8,628,874
        279,419  Maxim Integrated Products, Inc. ..................  10,900,134
                                                                     19,529,008
Soap and Cleaning Preparations - 0.5%
         46,762  Reckitt Benckiser PLC** ..........................   1,390,891
Telecommunication Equipment - Fiber Optics - 1.0%
        235,230  Corning, Inc.* ...................................   2,573,416
Television - 2.5%
         90,391  British Sky Broadcasting Group PLC** .............     963,257
        196,034  Univision Communications, Inc. - Class A* ........   5,353,688
                                                                      6,316,945
Therapeutics - 0.6%
         43,240  Gilead Sciences, Inc.* ...........................   1,431,244
Transportation - Services - 1.5%
         49,690  United Parcel Service, Inc. - Class B ............   3,710,849
Web Portals/Internet Service Providers - 0.8%
         55,190  Yahoo!, Inc.* ....................................   1,943,240
Wireless Equipment - 1.6%
        263,440  Nokia Oyj (ADR)** ................................   4,025,363
--------------------------------------------------------------------------------
Total Common Stock (cost $192,936,616) ............................ 242,306,831
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


                                       Janus Adviser Series  January 31, 2005  7

Janus Adviser Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Corporate Bonds - 1.1%
Advertising Sales - 1.1%
     $2,585,000  Lamar Advertising Co., 2.875%
                   senior notes, due 12/31/10
                   (cost $2,621,807) ..............................$  2,830,575
--------------------------------------------------------------------------------
Other Securities - 1.2%
      2,958,817  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $2,958,817) .............   2,958,817
--------------------------------------------------------------------------------
Repurchase Agreement - 4.3%
    $11,000,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $11,000,755
                   collateralized by $11,284,005
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $11,220,023 (cost $11,000,000) ........  11,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $209,517,240) - 102.2% .............. 259,096,223
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -
(2.2)% ............................................................  (5,618,276)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$253,477,947
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                       $ 8,028,719                                   3.1%
Brazil                          3,816,189                                   1.5%
Canada                          2,016,309                                   0.8%
Cayman Islands                  1,095,380                                   0.4%
Finland                         4,025,363                                   1.6%
Germany                           598,649                                   0.2%
Japan                           1,019,921                                   0.4%
Netherlands                     2,881,494                                   1.1%
Panama                          2,158,560                                   0.8%
Switzerland                     4,922,188                                   1.9%
United Kingdom                  4,444,774                                   1.7%
United States++               224,088,677                                  86.5%
--------------------------------------------------------------------------------
Total                        $259,096,223                                 100.0%

++ Includes Short-Term Securities and Other Securities (81.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                  Currency         Currency        Unrealized
Settlement Date                  Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05               375,000        $  704,205         $ (1,789)
British Pound 5/20/05               330,000           618,666          (12,192)
Euro 3/4/05                         175,000           228,183           (1,112)
Euro 4/15/05                        840,000         1,096,091          (34,542)
Japanese Yen 4/15/05             15,000,000           145,814           (8,489)
Japanese Yen 3/4/05              17,000,000           164,702            1,442
Swiss Franc 4/15/05                 325,000           274,650           (5,549)
--------------------------------------------------------------------------------
Total                                              $3,232,311         $(62,231)

See Notes to Schedules of Investments and Financial Statements


8  Janus Adviser Series  January 31, 2005

Janus Adviser Capital Appreciation Fund (unaudited)

                                                               [PHOTO]
                                                               Scott Schoelzel
                                                               portfolio manager

================================================================================
Fund Strategy

This nondiversified fund invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.
================================================================================

Performance Overview

Golfing great, Ben Hogan once said, "The greatest pleasure is obtained in improving." I think Mr. Hogan was right; we take great pleasure in sharing with you Janus Adviser Capital Appreciation Fund's improving results.

For the six month period ending January 31, 2005, Janus Adviser Capital Appreciation Fund's I Shares advanced 13.56%, while the Fund's primary benchmark, the Russell 1000(R) Growth Index, returned 6.01% and its secondary benchmark, the S&P 500(R) Index, returned 8.16%. For the 12 months ending January 31, 2005, the Fund ranked within the top 2% (12/661) of all Large-Cap Growth Funds tracked by Lipper and its three-year performance ranks it in the top 4% (21/544) of its peer group (based on total return through 1/31/05).

In addition to working on building up the Fund's performance, we remained vigilant on keeping its portfolio turnover rate low, which helps keep costs in check. As of January 31, 2005, the Fund's annualized portfolio turnover rate was 35%.

Not only does a low turnover rate minimize trading costs, it provides further evidence that many of our investments were initiated years ago and continue to earn our confidence. I credit our ability to maintain such a long-term mindset to the outstanding quality and depth of the investment research performed by the Janus team of analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in UnitedHealth Group and NIKE were among the largest contributors to the Fund's performance and are both the result of multi-year investment commitments.

Top Performers

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth Group is winning in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth management team.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                              January 31, 2005     July 31, 2004

UnitedHealth Group, Inc.                             12.5%             10.5%
Electronic Arts, Inc.                                 6.7%              6.1%
NIKE, Inc. - Class B                                  6.6%              5.4%
Aetna, Inc.                                           6.4%              4.2%
Genentech, Inc.                                       6.2%              6.2%
Bank of America Corp.                                 6.1%              6.0%
eBay, Inc.                                            5.4%              5.1%
Wells Fargo & Co.                                     4.1%              3.8%
Energizer Holdings, Inc.                              3.7%              2.4%
Goldman Sachs Group, Inc.                             3.5%              2.8%

Within the same space, we also enjoyed strong returns from Aetna, which has similarly directed key resources toward developing new solutions for members as well as programs to encourage healthcare providers to lower their costs.

Our investment in NIKE had a very positive impact on the Fund's performance as well. NIKE is breaking away from its competitors and establishing itself as the leading athletic footwear and performance apparel company in the world. With $12 billion in annual sales, over 50% of which come from outside the U.S., NIKE is moving way beyond the faddish product swings of the late 1990s to become one of the premier consumer-branded products companies on the global scene. We believe that today, unlike years past, no one product, no one category, no one sport and no one athlete can disproportionately influence the financial fortunes of the company. Financially, NIKE, under the direction of its chief financial officer, Don Blair, has become a much more disciplined company, and we continue to be attracted to NIKE's high return on its fixed asset, cash-generative business model.


                                       Janus Adviser Series  January 31, 2005  9

Janus Adviser Capital Appreciation Fund (unaudited)

Detractors

To be fair, not everything went our way during the period and we did have a few investments that lagged the markets. Most notable was drugmaker Forest Laboratories, which struggled to overcome concerns surrounding generic challenges to its name-brand mental health treatments. It appears as though the worst case has been priced into the stock, however, and management responded by expanding its ongoing stock buyback program by 50%. Networking equipment manufacturer Cisco Systems slumped to a lesser degree as end-market trends weakened.

Overall, we are all very pleased with the Fund's continued improvement but recognize there is more work to be done. Our investment staff, while gratified, is certainly not satisfied. We can continue to improve and I am confident we will.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                       Janus Adviser             Russell 1000(R)
                                 Capital Appreciation Fund        Growth Index
                                 -------------------------        ------------
Medical - HMO                                18.9%                    1.7%
Super-Regional Banks                         10.2%                    0.4%
Medical - Biomedical
  and Genetic                                 7.4%                    3.0%
Entertainment Software                        6.7%                    0.4%
Athletic Footwear                             6.6%                    0.3%


Outlook

As the manager of this Fund, I remain committed to further repairing the financial fortunes of the shareholders who have had the fortitude to stay invested in the Fund and who have hopefully kept investing along the way.

In closing, I'd like to note that the Fund will change its name to Janus Adviser Forty Fund, effective February 28, 2005. I feel the new name is illustrative of the way I have managed the Fund since its inception.

Thank you for your continued investment in Janus Adviser Capital Appreciation Fund.




Effective February 28, 2005, Janus Adviser Capital Appreciation Fund will change its name to Janus Adviser Forty Fund and add to its investment policy to state that it will invest primarily in a core group of 20 to 40 common stocks selected for their growth potential.


10  Janus Adviser Series  January 31, 2005

(unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                    Janus Adviser       Russell
                      Capital           1000(R)
                    Appreciation        Growth          S&P 500(R)
                   Fund - I Shares       Index            Index
                   ---------------       -----            -----
  5/1/1997*            $10,000          $10,000          $10,000
 5/31/1997             $11,360          $10,740          $10,645
06/30/1997             $11,740          $11,170          $11,122
07/31/1997             $12,780          $12,158          $12,007
08/31/1997             $12,680          $11,446          $11,334
09/30/1997             $12,930          $12,009          $11,955
10/31/1997             $12,480          $11,565          $11,555
11/30/1997             $12,260          $12,057          $12,090
12/31/1997             $12,620          $12,192          $12,298
01/31/1998             $12,760          $12,556          $12,434
02/28/1998             $13,970          $13,501          $13,331
03/31/1998             $14,810          $14,039          $14,013
04/30/1998             $15,430          $14,233          $14,154
05/31/1998             $14,760          $13,829          $13,911
06/30/1998             $16,510          $14,676          $14,476
07/31/1998             $16,930          $14,579          $14,322
08/31/1998             $13,890          $12,391          $12,251
09/30/1998             $14,830          $13,343          $13,036
10/31/1998             $14,950          $14,416          $14,097
11/30/1998             $16,440          $15,512          $14,951
12/31/1998             $19,860          $16,911          $15,813
01/31/1999             $22,230          $17,904          $16,474
02/28/1999             $21,930          $17,086          $15,962
03/31/1999             $24,610          $17,986          $16,600
04/30/1999             $25,010          $18,009          $17,243
05/31/1999             $23,740          $17,455          $16,836
06/30/1999             $24,900          $18,678          $17,770
07/31/1999             $23,380          $18,084          $17,216
08/31/1999             $23,260          $18,380          $17,130
09/30/1999             $23,310          $17,994          $16,661
10/31/1999             $25,060          $19,352          $17,715
11/30/1999             $27,130          $20,397          $18,075
12/31/1999             $33,000          $22,518          $19,140
01/31/2000             $31,840          $21,462          $18,178
02/29/2000             $35,050          $22,511          $17,834
03/31/2000             $37,030          $24,123          $19,579
04/30/2000             $33,520          $22,975          $18,990
05/31/2000             $30,070          $21,818          $18,600
06/30/2000             $31,623          $23,471          $19,059
07/31/2000             $31,437          $22,493          $18,761
08/31/2000             $34,077          $24,530          $19,926
09/30/2000             $32,722          $22,209          $18,874
10/31/2000             $30,203          $21,158          $18,794
11/30/2000             $26,860          $18,039          $17,312
12/31/2000             $27,608          $17,469          $17,397
01/31/2001             $27,900          $18,675          $18,014
02/28/2001             $24,870          $15,505          $16,372
03/31/2001             $22,809          $13,818          $15,335
04/30/2001             $25,092          $15,565          $16,526
05/31/2001             $24,931          $15,336          $16,637
06/30/2001             $23,729          $14,981          $16,232
07/31/2001             $22,840          $14,607          $16,072
08/31/2001             $21,516          $13,412          $15,066
09/30/2001             $20,142          $12,073          $13,850
10/31/2001             $20,536          $12,706          $14,114
11/30/2001             $21,324          $13,927          $15,196
12/31/2001             $21,581          $13,901          $15,329
01/31/2002             $21,034          $13,655          $15,106
02/28/2002             $20,487          $13,089          $14,814
03/31/2002             $21,237          $13,541          $15,371
04/30/2002             $20,639          $12,436          $14,440
05/31/2002             $20,710          $12,135          $14,333
06/30/2002             $20,204          $11,013          $13,312
07/31/2002             $18,988          $10,407          $12,275
08/31/2002             $19,181          $10,438          $12,355
09/30/2002             $18,047          $ 9,356          $11,012
10/31/2002             $19,029          $10,214          $11,982
11/30/2002             $19,231          $10,769          $12,687
12/31/2002             $18,161          $10,025          $11,942
01/31/2003             $17,908          $ 9,782          $11,629
02/28/2003             $17,624          $ 9,737          $11,454
03/31/2003             $17,938          $ 9,918          $11,565
04/30/2003             $18,536          $10,651          $12,518
05/31/2003             $19,306          $11,183          $13,178
06/30/2003             $19,549          $11,337          $13,346
07/31/2003             $19,813          $11,619          $13,581
08/31/2003             $19,955          $11,908          $13,846
09/30/2003             $19,793          $11,780          $13,699
10/31/2003             $20,451          $12,442          $14,474
11/30/2003             $20,624          $12,572          $14,601
12/31/2003             $21,596          $13,007          $15,367
01/31/2004             $21,971          $13,273          $15,649
 2/29/2004             $22,600          $13,357          $15,866
 3/31/2004             $22,762          $13,109          $15,627
 4/30/2004             $22,306          $12,957          $15,382
 5/31/2004             $22,640          $13,198          $15,593
 6/30/2004             $22,934          $13,363          $15,896
 7/31/2004             $21,455          $12,608          $15,370
 8/31/2004             $21,941          $12,546          $15,432
 9/30/2004             $22,620          $12,665          $15,599
10/31/2004             $22,701          $12,862          $15,838
11/30/2004             $24,069          $13,305          $16,478
12/31/2004             $25,407          $13,827          $17,039
 1/31/2005              24,363          $13,365          $16,624

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fiscal               One                  Five              Since
                                                          Year-to-Date+           Year                 Year            Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund - A Shares
NAV                                                            7.84%              10.89%              (5.21)%            12.17%
MOP                                                            1.65%               4.65%              (6.30)%            11.34%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund - C Shares
NAV                                                           13.25%              10.34%              (5.73)%            11.66%
LOAD                                                          12.12%**             9.23%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund - I Shares            13.56%              10.89%              (5.21)%            12.17%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Capital Appreciation Fund - R Shares             7.62%              10.63%              (5.43)%            11.97%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index                                   6.01%               0.70%              (9.04)%             3.81%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                               8.16%               6.23%              (1.77)%             6.77%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Growth Funds                                          N/A               12/661              97/424              1/213
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive each reorganized Fund's total operating expenses to the levels indicated in the prospectus until at least December, 1 2005. Without such waivers total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - May 1, 1997

**Calculated to include contingent deferred sales charge applicable to Class C Shares


                                      Janus Adviser Series  January 31, 2005  11

Janus Adviser Capital Appreciation Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                   Beginning                    Ending                  Expenses Paid
                                                 Account Value               Account Value              During Period
Expense Example - A Shares                         (9/30/04)                   (1/31/05)             (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                   $1,135.60                    $3.30
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                   $1,013.89                    $3.11
------------------------------------------------------------------------------------------------------------------------------
                                                   Beginning                    Ending                  Expenses Paid
                                                 Account Value               Account Value              During Period
Expense Example - C Shares                          (8/1/04)                   (1/31/05)             (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                   $1,132.50                    $8.98
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                   $1,016.79                    $8.49
------------------------------------------------------------------------------------------------------------------------------
                                                   Beginning                    Ending                  Expenses Paid
                                                 Account Value               Account Value              During Period
Expense Example - I Shares                          (8/1/04)                   (1/31/05)             (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                   $1,135.60                    $6.24
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                   $1,019.36                    $5.90
------------------------------------------------------------------------------------------------------------------------------
                                                   Beginning                    Ending                  Expenses Paid
                                                 Account Value               Account Value              During Period
Expense Example - R Shares                         (9/30/04)                   (1/31/05)             (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000.00                   $1,135.60                    $5.15
------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                        $1,000.00                   $1,012.16                    $4.85
------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.91% for A Shares and 1.42% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.67% for C Shares and 1.16% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund and added to its investment policy to state that it will invest primarily in a core group of 20 to 40 common stocks selected for their growth potential.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 30, 2004, Janus Adviser Capital Appreciation Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style.The Fund will retain the S&P 500(R) Index as a secondary index.

Concentration may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


12  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)

As of January 31, 2005
Shares or Principal Amount                                                Value
================================================================================
Common Stock - 96.9%
Athletic Footwear - 6.6%
        852,075  NIKE, Inc. - Class B ...........................$   73,815,257
Batteries and Battery Systems - 3.7%
        733,275  Energizer Holdings, Inc.* ......................    41,510,698
Computers - 1.2%
        191,440  Research In Motion, Ltd. (New York Shares)* ....    13,647,758
Cosmetics and Toiletries - 3.2%
        672,120  Procter & Gamble Co. ...........................    35,776,948
Diversified Operations - 2.1%
        278,575  3M Co. .........................................    23,500,587
E-Commerce/Products - 1.4%
        358,560  Amazon.com, Inc.*,# ............................    15,496,963
E-Commerce/Services - 5.4%
        735,165  eBay, Inc.* ....................................    59,915,948
Electronic Components - Semiconductors - 1.8%
        880,610  Texas Instruments, Inc. ........................    20,438,958
Entertainment Software - 6.7%
      1,156,880  Electronic Arts, Inc.* .........................    74,433,659
Finance - Consumer Loans - 2.7%
        604,350  SLM Corp.# .....................................    30,332,327
Finance - Investment Bankers/Brokers - 3.5%
        362,820  Goldman Sachs Group, Inc. ......................    39,130,137
Finance - Mortgage Loan Banker - 0.6%
        193,235  Countrywide Financial Corp. ....................     7,149,695
Medical - Biomedical and Genetic - 7.4%
        476,570  Celgene Corp.* .................................    13,029,424
      1,463,315  Genentech, Inc.* ...............................    69,814,758
                                                                     82,844,182
Medical - HMO - 18.9%
        559,005  Aetna, Inc. ....................................    71,021,585
      1,572,140  UnitedHealth Group, Inc. .......................   139,763,245
                                                                    210,784,830
Medical Instruments - 1.8%
        388,750  Medtronic, Inc. ................................    20,405,488
Oil Companies - Exploration and Production - 1.1%
        217,585  Apache Corp. ...................................    11,840,976
Oil Companies - Integrated - 1.9%
        180,530  BP PLC (ADR) ...................................    10,763,199
        113,165  ConocoPhillips .................................    10,500,580
                                                                     21,263,779
Optical Supplies - 1.1%
        159,460  Alcon, Inc. (New York Shares)# .................    12,629,232
 Radio - 2.6%
        904,855  XM Satellite Radio Holdings, Inc.- Class A*,# ..    28,873,923
Retail - Auto Parts - 4.2%
        672,605  Advance Auto Parts, Inc.*,# ....................    28,989,275
        207,250  AutoZone, Inc.*,# ..............................    18,497,063
                                                                     47,486,338
Retail - Regional Department Stores - 2.9%
        695,190  Kohl's Corp.*,# ................................    32,680,882
Retail - Restaurants - 0.1%
         19,325  Starbucks Corp.* ...............................     1,043,550
Super-Regional Banks - 10.2%
      1,467,640  Bank of America Corp. ..........................    68,054,466
        757,370  Wells Fargo & Co. ..............................    46,426,781
                                                                    114,481,247
Transportation - Services - 1.8%
        268,710  United Parcel Service, Inc. - Class B ..........    20,067,263
Web Portals/Internet Service Providers - 2.2%
         19,325  Google, Inc. - Class A* ........................     3,780,550
        573,445  Yahoo!, Inc.* ..................................    20,190,998
                                                                     23,971,548
Wireless Equipment - 1.8%
        528,510  QUALCOMM, Inc. .................................    19,681,712
--------------------------------------------------------------------------------
Total Common Stock (cost $753,767,806) .......................... 1,083,203,885
--------------------------------------------------------------------------------
Other Securities - 1.5%
     17,289,610  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $17,289,610) ..........    17,289,610
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
    $51,200,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $51,203,513
                   collateralized by $52,521,916
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $52,224,108 (cost $51,200,000) ......    51,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $822,257,416) - 103.0% ............ 1,151,693,495
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.0)% .   (34,105,195)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,117,588,300
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value       % of Investment Securities
--------------------------------------------------------------------------------
Canada                         $   13,647,758                             1.2%
Switzerland                        12,629,232                             1.1%
United Kingdom                     10,763,199                             0.9%
United States++                 1,114,653,306                            96.8%
--------------------------------------------------------------------------------
Total                          $1,151,693,495                           100.0%

++Includes Short-Term Securities and Other Securities (90.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  13

Janus Adviser Mid Cap Growth Fund (unaudited)

                                                               [PHOTO]
                                                               Jonathan Coleman
                                                               portfolio manager

================================================================================
Fund Strategy

This diversified fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.
================================================================================

"Inaction is divine; yet it is against inaction that man has rebelled."

Romanian philosopher Emile Cioran wrote these words which hold some valuable insight into my approach to investing. Perhaps Cioran was an investor himself, because inaction is often a difficult but rewarding investing strategy. Sometimes, however, we as investors feel compelled to action. Frequently, that action is ruled by emotion which can overwhelm reason. When we buy a stock in your Fund, we do so with a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins and good balance sheet control.

One way of thinking about inaction, or patience, when it comes to investing is to look at a Fund's portfolio turnover rate. The portfolio turnover rate essentially measures what percentage of a portfolio's holdings change every year. As of January 31, 2005, the Fund's annualized turnover rate was 31%. While not a goal in and of itself, low turnover is a result of maintaining a consistent investment approach and finding the courage of conviction in our investment ideas when we believe we have an information advantage. Over time, I believe these principles provide us with the best opportunity to grow our capital in a good market environment and limit volatility in a bad market.

Low turnover has an additional benefit to you as a shareholder. One of the costs that is, quite frankly, more difficult to discern for an investor than it should be is the trading cost incurred by your Fund. I attempt to keep those costs as low as possible by being patient with our investments when our original thesis for investing in the company remains unchanged. While low turnover does not definitively correspond to better performance, it always correlates directly with lower trading costs and commissions.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                             January 31, 2005     July 31, 2004

Lamar Advertising Co.                              2.9%                3.1%
Kinder Morgan, Inc.                                2.6%                2.7%
Berkshire Hathaway, Inc. - Class B                 2.4%                3.2%
EOG Resources, Inc.                                2.3%                2.2%
Murphy Oil Corp.                                   2.1%                2.1%
Starwood Hotels & Resorts
  Worldwide, Inc.                                  2.1%                2.4%
Ball Corp.                                         2.0%                2.5%
T. Rowe Price Group, Inc.                          1.9%                1.7%
NVR, Inc.                                          1.8%                1.3%
Dean Foods Co.                                     1.7%                1.9%

Performance Overview

I'd now like to discuss the Fund's performance over the last six months in some greater detail, providing specific examples of stock picks that both helped and hurt performance.

For the six months ended January 31, 2005, the Fund's I Shares gained 16.18%, outpacing the primary benchmark, the Russell Midcap(R) Growth Index, which gained 13.61% for the same period. The results also surpassed those of the secondary benchmark, the S&P MidCap 400 Index, which returned 12.24% during the period.

While the broad market seemed caught in a trading range for most of the period, many small- and mid-cap stocks gained ground, reflecting the fact that smaller companies typically perform well in the early stages of an economic growth cycle. Concerns about rising raw materials prices, most notably oil and steel, and the Federal Reserve's campaign to raise interest rates, which commenced in June 2004, weighed on stock prices late in the period, but many mid-cap stocks were buoyed by strong earnings growth.

Contributors to Performance

Within sectors, the largest absolute and relative contributor to performance was the consumer durables and apparel sector, where our stock selections outperformed our primary benchmark. Also contributing positively to absolute and relative performance were Index-beating stock picks within the computer hardware and equipment space, driven by Apple's success with its iPod MP3 player.


14  Janus Adviser Series  January 31, 2005

(unaudited)

Among individual stock selections, homebuilder NVR was one of our top performers. Based in suburban Washington, D.C., NVR has an innovative approach to purchasing land. Whereas most homebuilders buy large tracts of land upfront then develop it over time, NVR buys much smaller parcels, on which it immediately builds. As a result, NVR has higher returns on capital than homebuilders who have their money tied up in undeveloped land, and it uses that extra cash to buy back shares, which has provided a lot of support for the stock. Clearly, NVR's management realizes the benefits of returning cash to shareholders, and that's exactly what we like to see.

A primary exhibit of the virtue of patience was longtime holding Ball Corp., which appreciated 18.96%. When faced with an increase in prices on raw materials, the can manufacturer passed along the cost to its customers -something it wasn't able to do before the industry consolidated and Ball prevailed as one of the top three can makers in the world. We also appreciated that Ball reported good margin expansion and cash flow generation during the third quarter, despite slightly depressed volumes stemming from a cooler summer.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                               Janus Adviser      Russell
                                                  Mid Cap         Midcap(R)
                                                Growth Fund     Growth Index
                                                -----------     ------------
Oil Companies -
  Exploration and Production                        4.4%             1.1%
Electronic Components - Semiconductors              3.3%             3.9%
Commercial Services - Finance                       3.1%             1.5%
Medical - Biomedical and Genetic                    3.0%             3.1%
Advertising Sales                                   2.9%             0.2%

Detractors from Performance

Within sectors, we experienced disappointing performance from our investments in biotechnology and media stocks. Inevitably, we have stock picks that disappoint us, and this year was no exception. We try to learn from these mistakes and hope such lessons can provide us with more wisdom in the future.

For example, Spanish language media concern Univision Communications disappointed with reports of a lackluster fourth quarter and finished the period as one of the Fund's weakest performers. Pricing in its scatter market, or advertising inventory that wasn't pre-sold, during the fall season was surprisingly weak, considering the abundance of political advertising. We believe the situation is short-term in nature and does not impact the long-term value of this unique Hispanic media franchise.

However, an even bigger detractor was biotech firm Pharmion. Biotech analysts turned much of their attention to the bone marrow disease myelodysplastic syndrome ("MDS"), and the ensuing debate over treatments pulled down Pharmion. The company's Vidaza drug is on the market and approved by the Food and Drug Administration ("FDA") for treatment of later stage MDS. Although Vidaza's uptake has been better than expected, some have used Pharmion's thin pipeline as an excuse to rotate out of the company's stock.

A Strong Research Effort

As I look back on what was a good period for the Fund's absolute and relative performance, I would like to acknowledge the work of the Janus analyst team. Our group of 30 analysts does a great job uncovering new ideas for the Fund, as well as researching our existing holdings. They challenge my thinking, and they do so with our shareholders' best interests in mind. I am thankful and honored to have the opportunity to work with such a committed group of professionals.

Thank you for your continued investment in Janus Adviser Mid Cap Growth Fund.


                                      Janus Adviser Series  January 31, 2005  15

Janus Adviser Mid Cap Growth Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                      Janus Adviser
                          Midcap
                       Growth Fund -    Russell Midcap(R)        S&P MidCap
                         I Shares         Growth Index            400 Index
                         --------         ------------            ---------
9/13/1993*               $10,000             $10,000               $10,000
9/30/1993                $10,774             $10,120               $10,204
10/31/1993               $11,390             $10,283               $10,237
11/30/1993               $11,332             $10,044               $10,011
12/31/1993               $11,681             $10,447               $10,476
1/31/1994                $11,656             $10,716               $10,719
2/28/1994                $11,594             $10,624               $10,567
3/31/1994                $11,161             $10,123               $10,077
4/30/1994                $10,714             $10,098               $10,152
5/31/1994                $11,077             $10,113               $10,056
6/30/1994                $11,005             $ 9,678               $ 9,710
7/31/1994                $11,743             $ 9,946               $10,039
8/31/1994                $12,602             $10,539               $10,564
9/30/1994                $12,849             $10,365               $10,367
10/31/1994               $13,743             $10,545               $10,481
11/30/1994               $13,008             $10,080               $10,008
12/31/1994               $13,547             $10,221               $10,100
1/31/1995                $13,511             $10,344               $10,205
2/28/1995                $13,818             $10,894               $10,740
3/31/1995                $13,627             $11,326               $10,927
4/30/1995                $13,352             $11,421               $11,146
5/31/1995                $13,502             $11,703               $11,415
6/30/1995                $14,398             $12,235               $11,880
7/31/1995                $15,308             $13,005               $12,499
8/31/1995                $15,623             $13,148               $12,730
9/30/1995                $16,324             $13,440               $13,039
10/31/1995               $15,979             $13,101               $12,704
11/30/1995               $16,325             $13,686               $13,258
12/31/1995               $17,188             $13,694               $13,225
1/31/1996                $17,011             $13,935               $13,417
2/29/1996                $17,652             $14,463               $13,873
3/31/1996                $18,809             $14,577               $14,039
4/30/1996                $19,084             $15,281               $14,468
5/31/1996                $19,592             $15,593               $14,664
6/30/1996                $19,177             $15,122               $14,444
7/31/1996                $17,074             $13,948               $13,467
8/31/1996                $18,075             $14,702               $14,243
9/30/1996                $19,018             $15,635               $14,864
10/31/1996               $18,635             $15,452               $14,908
11/30/1996               $18,853             $16,362               $15,747
12/31/1996               $18,435             $16,087               $15,765
1/31/1997                $17,890             $16,799               $16,357
2/28/1997                $17,516             $16,429               $16,222
3/31/1997                $16,081             $15,500               $15,530
4/30/1997                $16,213             $15,880               $15,933
5/31/1997                $17,943             $17,303               $17,326
6/30/1997                $18,818             $17,782               $17,813
7/31/1997                $18,919             $19,484               $19,577
8/31/1997                $18,939             $19,294               $19,553
9/30/1997                $20,256             $20,270               $20,677
10/31/1997               $19,532             $19,255               $19,777
11/30/1997               $19,884             $19,458               $20,070
12/31/1997               $20,608             $19,713               $20,849
1/31/1998                $20,216             $19,358               $20,453
2/28/1998                $21,875             $21,178               $22,147
3/31/1998                $23,062             $22,066               $23,146
4/30/1998                $23,223             $22,366               $23,568
5/31/1998                $22,217             $21,446               $22,508
6/30/1998                $24,108             $22,052               $22,650
7/31/1998                $23,505             $21,108               $21,771
8/31/1998                $18,697             $17,079               $17,719
9/30/1998                $20,477             $18,371               $19,373
10/31/1998               $21,976             $19,724               $21,104
11/30/1998               $23,625             $21,054               $22,157
12/31/1998               $27,528             $23,235               $24,834
1/31/1999                $29,731             $23,931               $23,868
2/28/1999                $28,514             $22,761               $22,618
3/31/1999                $32,295             $24,029               $23,250
4/30/1999                $34,538             $25,123               $25,084
5/31/1999                $34,045             $24,800               $25,192
6/30/1999                $35,905             $26,532               $26,541
7/31/1999                $35,370             $25,687               $25,977
8/31/1999                $37,278             $25,420               $25,087
9/30/1999                $38,798             $25,203               $24,312
10/31/1999               $44,816             $27,152               $25,551
11/30/1999               $49,722             $29,964               $26,892
12/31/1999               $61,757             $35,152               $28,490
1/31/2000                $63,381             $35,145               $27,688
2/29/2000                $77,314             $42,534               $29,626
3/31/2000                $67,984             $42,578               $32,105
4/30/2000                $59,293             $38,445               $30,984
5/31/2000                $53,842             $35,642               $30,598
6/30/2000                $62,539             $39,424               $31,047
7/31/2000                $59,799             $36,928               $31,538
8/31/2000                $67,159             $42,497               $35,059
9/30/2000                $61,330             $40,419               $34,819
10/31/2000               $53,676             $37,653               $33,638
11/30/2000               $39,898             $29,471               $31,099
12/31/2000               $41,381             $31,022               $33,478
1/31/2001                $44,066             $32,795               $34,224
2/28/2001                $34,292             $27,122               $32,270
3/31/2001                $28,286             $23,240               $29,871
4/30/2001                $32,549             $27,114               $33,167
5/31/2001                $32,172             $26,987               $33,939
6/30/2001                $30,748             $27,001               $33,802
7/31/2001                $29,087             $25,180               $33,298
8/31/2001                $26,508             $23,355               $32,209
9/30/2001                $22,304             $19,495               $28,203
10/31/2001               $23,541             $21,544               $29,450
11/30/2001               $25,024             $23,864               $31,641
12/31/2001               $25,236             $24,771               $33,276
1/31/2002                $23,081             $23,967               $33,103
2/28/2002                $21,939             $22,608               $33,144
3/31/2002                $23,011             $24,333               $35,513
4/30/2002                $22,528             $23,045               $35,347
5/31/2002                $21,915             $22,358               $34,751
6/30/2002                $20,432             $19,890               $32,207
7/31/2002                $18,677             $17,958               $29,085
8/31/2002                $18,618             $17,895               $29,234
9/30/2002                $17,841             $16,474               $26,879
10/31/2002               $18,288             $17,750               $28,043
11/30/2002               $19,054             $19,139               $29,666
12/31/2002               $18,241             $17,982               $28,447
1/31/2003                $18,053             $17,806               $27,615
2/28/2003                $17,912             $17,651               $26,958
3/31/2003                $18,194             $17,980               $27,185
4/30/2003                $19,336             $19,204               $29,158
5/31/2003                $20,750             $21,052               $31,575
6/30/2003                $21,115             $21,352               $31,977
7/31/2003                $21,609             $22,115               $33,112
8/31/2003                $22,563             $23,333               $34,614
9/30/2003                $22,033             $22,880               $34,084
10/31/2003               $23,588             $24,724               $36,662
11/30/2003               $24,059             $25,386               $37,939
12/31/2003               $24,518             $25,663               $38,579
1/31/2004                $24,930             $26,510               $39,415
2/29/2004                $25,401             $26,955               $40,362
3/31/2004                $25,707             $26,904               $40,533
4/30/2004                $25,307             $26,144               $39,203
5/31/2004                $25,908             $26,761               $40,016
6/30/2004                $26,649             $27,187               $40,927
7/31/2004                $24,812             $25,387               $39,017
8/31/2004                $24,718             $25,074               $38,915
9/30/2004                $25,613             $26,010               $40,067
10/31/2004               $26,461             $26,892               $40,708
11/30/2004               $28,204             $28,281               $43,132
12/31/2004               $29,523             $29,636               $44,938
1/31/2005                $28,828             $28,842               $43,791

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                            Fiscal             One           Five            Ten           Since
                                                         Year-to-Date+         Year          Year            Year        Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap Growth Fund - A Shares
NAV                                                         12.69%            15.64%        (14.58)%         7.87%          9.75%
MOP                                                          6.20%             9.13%        (15.56)%         7.42%          9.48%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap Growth Fund - C Shares
NAV                                                         15.86%            15.09%        (15.13)%         7.33%          9.19%
LOAD                                                        14.70%**          13.94%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap Growth Fund - I Shares                16.18%            15.64%        (14.58)%         7.87%          9.75%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Mid Cap Growth Fund - R Shares                12.51%            15.46%        (14.81)%         7.68%          9.63%
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index                              13.61%             8.80%         (3.88)%        10.80%          9.75%
------------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index                                        12.24%            11.10%          9.60%         15.68%         13.85%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Mid-Cap Growth Funds                                         N/A              19/520         255/272          N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares


16  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                         Beginning                     Ending                  Expenses Paid
                                                       Account Value               Account Value               During Period
Expense Example - A Shares                               (9/30/04)                   (1/31/05)              (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                   $1,126.90                     $3.29
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                   $1,013.89                     $3.11
------------------------------------------------------------------------------------------------------------------------------------
                                                         Beginning                     Ending                  Expenses Paid
                                                       Account Value               Account Value               During Period
Expense Example - C Shares                                (8/1/04)                   (1/31/05)              (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                   $1,158.60                     $8.98
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                   $1,016.89                     $8.39
------------------------------------------------------------------------------------------------------------------------------------
                                                         Beginning                     Ending                  Expenses Paid
                                                       Account Value               Account Value               During Period
Expense Example - I Shares                                (8/1/04)                   (1/31/05)              (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                   $1,161.80                     $6.27
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                   $1,019.41                     $5.85
------------------------------------------------------------------------------------------------------------------------------------
                                                         Beginning                     Ending                  Expenses Paid
                                                       Account Value               Account Value               During Period
Expense Example - R Shares                               (9/30/04)                   (1/31/05)              (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000.00                   $1,125.10                     $5.05
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                              $1,000.00                   $1,012.23                     $4.79
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.91% for A Shares and 1.40% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.65% for C Shares and 1.15% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.


                                      Janus Adviser Series  January 31, 2005  17

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 97.3%
Advertising Agencies - 0.9%
         72,840  Interpublic Group of Companies, Inc.*,# ..........$    950,562
Advertising Sales - 2.9%
         69,562  Lamar Advertising Co.* ...........................   2,989,774
Airlines - 1.2%
         26,925  Ryanair Holdings PLC (ADR)*,# ....................   1,260,898
Apparel Manufacturers - 0.4%
          7,440  Coach, Inc.* .....................................     417,384
Applications Software - 1.3%
         16,055  Citrix Systems, Inc.* ............................     344,380
         26,185  NAVTEQ Corp. .....................................   1,002,623
                                                                      1,347,003
Athletic Footwear - 0.8%
          3,202  Puma A.G. Rudolf Dassler Sport ...................     786,789
Audio and Video Products - 1.6%
         13,250  Harman International Industries, Inc. ............   1,611,863
Automotive - Truck Parts and Equipment - Original - 0.9%
         16,965  Lear Corp. .......................................     916,110
Building - Mobile Home and Manufactured Homes - 1.0%
         29,440  Thor Industries, Inc.# ...........................   1,017,152
Building - Residential and Commercial - 1.8%
          2,340  NVR, Inc.* .......................................   1,851,525
Building Products - Air and Heating - 1.0%
         25,985  American Standard Companies, Inc.* ...............   1,040,439
Cable Television - 1.3%
         42,875  EchoStar Communications Corp. - Class A ..........   1,308,116
Casino Services - 0.4%
         14,980  Scientific Games Corp.-Class A* ..................     385,286
Cellular Telecommunications - 1.1%
         56,280  Nextel Partners, Inc. - Class A*,# ...............   1,119,409
Commercial Services - 0.2%
          5,537  Iron Mountain, Inc.* .............................     156,143
Commercial Services - Finance - 3.1%
         32,910  Jackson Hewitt Tax Service, Inc.# ................     733,235
         13,365  Moody's Corp. ....................................   1,119,720
         45,252  Paychex, Inc. ....................................   1,379,732
                                                                      3,232,687
Computer Services - 0.5%
          8,925  Affiliated Computer Services, Inc. - Class A* ....     483,646
Computers - 1.5%
         20,070  Apple Computer, Inc.* ............................   1,543,383
Computers - Integrated Systems - 0.5%
         18,164  National Instruments Corp.# ......................     496,604
Containers - Metal and Glass - 2.0%
         49,105  Ball Corp. .......................................   2,097,766
Cruise Lines - 1.1%
         21,545  Royal Caribbean Cruises, Ltd.
                   (New York Shares)# .............................   1,141,885
Disposable Medical Products - 0.4%
          6,740  C.R. Bard, Inc. ..................................     456,972
Distribution/Wholesale - 0.9%
          5,295  CDW Corp. ........................................     309,758
         13,535  United Stationers, Inc.* .........................     587,554
                                                                        897,312
Diversified Operations - 0.9%
         20,980  Pentair, Inc. ....................................     929,834
Diversified Operations - Commercial Services - 1.0%
         45,465  Cendant Corp. ....................................   1,070,701
E-Commerce/Services - 0.4%
          4,940  eBay, Inc.* ......................................     402,610
Electric Products - Miscellaneous - 1.4%
         37,770  AMETEK, Inc. .....................................   1,442,814
Electronic Components - Miscellaneous - 0.6%
         46,155  Flextronics International, Ltd.
                   (New York Shares) ..............................     653,093
Electronic Components - Semiconductors - 3.3%
         84,225  Advanced Micro Devices, Inc.*,# ..................   1,330,754
         14,330  Altera Corp.* ....................................     275,136
         41,770  ATI Technologies, Inc. (New York Shares)*,# ......     723,874
         28,815  International Rectifier Corp.* ...................   1,128,107
                                                                      3,457,871
Electronic Design Automation - 0.5%
         38,590  Cadence Design Systems, Inc.*,# ..................     514,405
Entertainment Software - 1.1%
         17,850  Electronic Arts, Inc.* ...........................   1,148,469
Fiduciary Banks - 1.1%
         10,760  Investors Financial Services Corp.# ..............     542,412
         12,710  Northern Trust Corp. .............................     554,664
                                                                      1,097,076
Finance - Other Services - 0.9%
          4,130  Chicago Mercantile Exchange Holdings, Inc. .......     885,885
Food - Dairy Products - 1.7%
         50,510  Dean Foods Co.* ..................................   1,779,467
Hospital Beds and Equipment - 1.1%
         17,185  Kinetic Concepts, Inc.* ..........................   1,117,025
Hotels and Motels - 2.7%
         11,165  Marriott International, Inc. - Class A ...........     705,405
         36,895  Starwood Hotels & Resorts Worldwide, Inc. ........   2,135,851
                                                                      2,841,256
Human Resources - 2.2%
         33,345  Manpower, Inc. ...................................   1,622,235
         21,410  Robert Half International, Inc. ..................     649,579
                                                                      2,271,814
Independent Power Producer - 1.2%
        100,280  Reliant Energy, Inc.* ............................   1,248,486
Industrial Automation and Robotics - 0.6%
         10,385  Rockwell Automation, Inc. ........................     588,310
Instruments - Scientific - 1.6%
         26,231  Fisher Scientific International, Inc.*,# .........   1,656,488
Insurance Brokers - 0.5%
         13,465  Willis Group Holdings, Ltd. ......................     520,826
Internet Security - 0.7%
         30,745  Check Point Software Technologies, Ltd.
                   (New York Shares)* .............................     746,489
Investment Management and Advisory Services - 1.9%
         32,755  T. Rowe Price Group, Inc. ........................   1,960,387
Leisure and Recreation Products - 0.7%
         16,545  Brunswick Corp. ..................................     763,055
Medical - Biomedical and Genetic - 3.0%
         55,420  Celgene Corp.* ...................................   1,515,183
         22,500  Invitrogen Corp.* ................................   1,545,974
                                                                      3,061,157

See Notes to Schedules of Investments and Financial Statements


18  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Medical - Drugs - 1.5%
         13,695  Elan Corporation PLC (ADR)*,# ....................$    368,806
          6,182  Merck KGaA .......................................     409,372
         22,215  Pharmion Corp.* ..................................     805,516
                                                                      1,583,694
Medical - Generic Drugs - 0.6%
         13,320  Barr Pharmaceuticals, Inc.* ......................     633,366
Medical - HMO - 1.1%
         19,307  Conventry Health Care, Inc.* .....................   1,098,568
Medical Instruments - 1.8%
         11,735  Intuitive Surgical, Inc.*,# ......................     468,227
         36,030  St. Jude Medical, Inc.* ..........................   1,415,258
                                                                      1,883,485
Medical Products - 1.9%
          7,420  Henry Schein, Inc.* ..............................     505,005
         12,942  INAMED Corp.* ....................................     895,586
         14,345  Varian Medical Systems, Inc.* ....................     541,237
                                                                      1,941,828
Miscellaneous Manufacturing - 1.2%
        541,359  FKI PLC ..........................................   1,286,543
Motion Pictures and Services - 0.2%
          6,300  DreamWorks Animation SKG, Inc. - Class A* ........     222,579
Multi-Line Insurance - 1.0%
         32,935  Assurant, Inc. ...................................   1,071,376
Oil Companies - Exploration and Production - 4.4%
         31,520  EOG Resources, Inc. ..............................   2,340,359
         24,725  Murphy Oil Corp. .................................   2,207,448
                                                                      4,547,807
Optical Supplies - 0.5%
          7,100  Alcon, Inc. (New York Shares) ....................     562,320
Pipelines - 2.6%
         36,165  Kinder Morgan, Inc. ..............................   2,713,822
Property and Casualty Insurance - 0.5%
         11,815  W. R. Berkley Corp. ..............................     563,576
Publishing - Newspapers - 0.5%
          7,645  McClatchy Co. - Class A ..........................     534,615
Publishing - Periodicals - 1.0%
         18,720  Dex Media, Inc. ..................................     437,861
         45,725  Playboy Enterprises, Inc. - Class B* .............     571,562
                                                                      1,009,423
Recreational Vehicles - 0.9%
         13,680  Polaris Industries, Inc.# ........................     923,400
Reinsurance - 2.4%
            834  Berkshire Hathaway, Inc. - Class B* ..............   2,497,088
Respiratory Products - 1.1%
         18,955  Respironics, Inc.* ...............................   1,097,495
Retail - Auto Parts - 0.7%
         17,860  Advance Auto Parts, Inc.* ........................     769,766
Retail - Office Supplies - 1.1%
         35,775  Staples, Inc. ....................................   1,171,274
Retail - Restaurants - 0.9%
         20,645  Yum! Brands, Inc. ................................     956,896
 Schools - 1.9%
         17,287  Apollo Group, Inc. - Class A* ....................   1,351,671
          5,755  Strayer Education, Inc. ..........................     617,799
                                                                      1,969,470
Semiconductor Components/Integrated Circuits - 2.0%
         18,790  Linear Technology Corp. ..........................     709,135
         39,160  Marvell Technology Group, Ltd.* ..................   1,309,902
                                                                      2,019,037
Semiconductor Equipment - 1.3%
         16,640  KLA-Tencor Corp.* ................................     769,600
         22,845  Novellus Systems, Inc.* ..........................     597,397
                                                                      1,366,997
Telecommunication Equipment - 1.3%
         13,380  Harris Corp. .....................................     866,622
         26,455  UTStarcom, Inc.*,# ...............................     434,656
                                                                      1,301,278
Telecommunication Services - 1.1%
         37,655  Amdocs, Ltd. (New York Shares)* ..................   1,120,236
Television - 0.9%
         35,934  Univision Communications, Inc. - Class A* ........     981,358
Textile-Home Furnishings - 1.0%
         11,125  Mohawk Industries, Inc.* .........................     984,674
Therapeutics - 2.4%
         22,985  Gilead Sciences, Inc.* ...........................     760,804
         14,885  MGI Pharma, Inc.*,# ..............................     337,741
         30,825  Neurocrine Biosciences, Inc.* ....................   1,410,243
                                                                      2,508,788
Toys - 1.1%
         66,395  Marvel Enterprises, Inc.* ........................   1,185,815
Transportation - Marine - 0.3%
          6,420  Alexander & Baldwin, Inc. ........................     295,320
Transportation - Railroad - 0.8%
         14,530  Canadian National Railway Co.
                   (New York Shares) ..............................     863,809
Transportation - Services - 1.4%
         12,830  C.H. Robinson Worldwide, Inc.# ...................     660,745
         13,660  Expeditors International of Washington, Inc.# ....     766,872
                                                                      1,427,617
--------------------------------------------------------------------------------
Total Common Stock (cost $67,761,642) ............................. 100,759,546
--------------------------------------------------------------------------------
Other Securities - 8.2%
      8,480,927  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $8,480,927) .............   8,480,927
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
       $600,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $600,041
                   collateralized by $615,491
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $612,001 (cost $600,000) ..............     600,000
--------------------------------------------------------------------------------
Total Investments (total cost $76,842,569) - 106.1% ............... 109,840,473
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.1)% ...  (6,340,487)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$103,499,986
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                Value         % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                         $  1,830,728                               1.7%
Canada                             1,587,683                               1.4%
Germany                            1,196,161                               1.1%
Ireland                            1,629,704                               1.5%
Israel                               746,489                               0.7%
Liberia                            1,141,885                               1.0%
Singapore                            653,093                               0.6%
Switzerland                          562,320                               0.5%
United Kingdom                     2,406,779                               2.2%
United States++                   98,085,631                              89.3%
--------------------------------------------------------------------------------
Total                           $109,840,473                             100.0%

++Includes Short-Term Securities and Other Securities (81.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  19

Janus Adviser Growth and Income Fund (unaudited)

                                                               [PHOTO]
                                                               Minyoung Sohn
                                                               portfolio manager

================================================================================
Fund Strategy

This fund brings a more conservative approach to investing by normally investing 75% of its assets in equity securities selected for their growth potential and at least 25% of its assets in securities believed to have income potential.
================================================================================

One afternoon six years ago, Janus' founder, Tom Bailey, invited me to join him for coffee at a nearby bookstore. Across the table, he looked me straight in the eye and stated clearly that I worked for Janus' fundholders and that my job was to find at least one or two good stocks each year to positively impact performance (I was an analyst at the time). This important but simple mission has guided and inspired my tenure as an analyst, and I am excited to apply this energy to the Janus Adviser Growth and Income Fund, as assuming responsibility for management for your Fund has been the greatest honor of my investment career.

Investment Strategy

Janus Adviser Growth and Income Fund is managed for shareholders who are pursuing longer-term financial dreams. This might include saving for a home, retirement or college tuition. As such, I seek to generate top-quartile returns while attempting to minimizing risk in volatile markets.

To achieve this objective, approximately two-thirds of the Fund is invested in core holdings - companies with strong competitive advantages in one or more disciplines such as manufacturing, distribution or research and development. It is my belief that companies with sustainable advantages should generate superior returns on invested capital over time and outperform their peers. I also look for special situations opportunities - such as those involving turnaround stories, undervalued or underappreciated assets or new product launches - where the market's eventual recognition of a company's true value is expected to drive share price appreciation.

I am aware that over the past year, the Fund has generated less income than in the past. Historically, it has held, on average, 5% of its assets in fixed-income securities, but currently it is invested predominantly in equities, meeting its income objective through dividend-paying stocks.

While I am sensitive to shareholders who desire more income, with interest rates at historical lows, I believe it is prudent to forego some current income to help mitigate capital losses. As rates begin to rise, I anticipate better prices for corporate bonds and other fixed-income instruments. In the meantime, I am exploring other alternatives to boost the Fund's income levels.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                            January 31, 2005      July 31, 2004

Tyco International, Ltd.
  (New York Shares)                                5.6%               5.2%
Exxon Mobil Corp.                                  4.1%               3.7%
Citigroup, Inc.                                    3.7%               3.5%
UnitedHealth Group, Inc.                           3.3%               2.5%
Advanced Micro Devices, Inc.                       2.9%               1.5%
Roche Holding A.G.                                 2.9%               2.8%
Microsoft Corp.                                    2.6%               2.8%
British Sky Broadcasting
  Group PLC                                        2.6%               1.5%
Caremark Rx, Inc.                                  2.2%               2.1%
Procter & Gamble Co.                               2.2%               2.0%

Performance Overview

For the six months ended January 31, 2005, the Fund's I Shares gained 11.95% while its benchmark, the S&P 500(R) Index, returned 8.16%.

Strong Performers Included Industrial Conglomerate and Healthcare Stocks

Our investment in UnitedHealth Group was the single largest positive contributor to the Fund during the period, while Aetna also significantly boosted our results. Both managed care companies performed impressively while benefiting from strong earnings growth in a favorable pricing and cost environment.

Tyco International was another major contributor to performance as the company continued to drive steady improvement across its collection of attractive businesses in healthcare, electronics and fire and security. Equally important, the company is proving to be a mindful steward of profits by controlling capital expenditures and paying down debt. The most recent demonstration of this came in December when the company significantly raised its quarterly dividend from 1.25 cents to 10 cents per share. As Tyco continues to improve its balance sheet, we believe that the company is in good position to continue to raise its dividend and/or repurchase its shares. Tyco remains the top holding in the Fund at approximately 5% of assets.

Advanced Micro Devices ("AMD") was also a significant contributor to performance. I believe that the 64-bit Opteron architecture is enabling AMD to compete effectively with Intel in the server microprocessor market and that AMD's price/performance/power advantage over Intel's competing Xeon product could last through 2007.


20  Janus Adviser Series  January 31, 2005

(unaudited)

Despite my optimistic outlook for AMD's microprocessor business, I remain cautious due to the company's current high exposure to the volatile NOR flash memory business (Spansion). This market has become increasingly price competitive and will pressure earnings as flash memory prices decline faster than Spansion is able to reduce costs. In addition to potentially resulting in near-term earnings misses, it is clear that the flash business is masking the value being created in the microprocessor business. We are confident that management is aware of this issue and may take steps to unlock value through either a sale or divestiture of this business. AMD therefore remains a sizeable position in the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                         Janus Adviser
                                          Growth and        S&P 500(R)
                                          Income Fund          Index
                                          -----------          -----
Diversified Operations                        9.7%              6.0%
Oil Companies - Integrated                    8.3%              5.1%
Finance - Investment Bankers/Brokers          7.7%              5.6%
Medical - Drugs                               5.4%              4.8%
Medical - HMO                                 5.3%              1.1%

Media and Technology Stocks Performed Poorly

Among the Fund's detractors was Samsung Electronics, the second-largest semiconductor company in the world behind Intel. This Korean company is the biggest and most profitable maker of DRAM and NAND flash memory, a leading player in flat-panel displays and a rising power in cell phone handsets. Despite continued strength in its memory products, which account for 40% of profits, the shares declined along with the broader technology industry due to concerns relating to the future profitability of the handset and flat-panel businesses. I believe that Samsung's valuation is unsustainably cheap given the company's world-class status, and we continue to hold our position in the firm.

Also detracting from the Fund's results was healthcare equipment company Align Technology. Align is the manufacturer of the Invisalign system, a proprietary method of straightening teeth with clear, removable plastic aligners rather than traditional metal brackets. Our research suggests that Invisalign is preferred by patients and that it is gaining traction with both orthodontists and general practitioners. The stock declined nearly 30% after the company reported lackluster third-quarter results and offered tepid forward guidance. We believe that this misstep was caused by the company's inability to advertise its solution to consumers during the heated political advertising around the presidential election. I remain enthusiastic about the company's longer-term prospects for its product and it remains a holding in the Fund.

Another weak performer was radio broadcaster Clear Channel Communications, as the radio industry experienced sluggish growth due to cyclical and secular factors. Despite the lack of fundamental catalysts today, we continue to view media as an attractive sector, as these companies tend to enjoy high profit margins and generally require little capital for growth. Although I gradually reduced our media positions throughout the year, I added selectively to positions such as Clear Channel and British Sky Broadcasting, when they reached what I believed were attractive valuations.

Investment Strategy and Outlook

While it is a risky gambit to prognosticate the market's performance, it is worth reviewing the economic landscape. Although energy prices receded in November and December, oil remains a stubborn headwind. Although our economy is less dependent on oil today than in the past, higher energy prices do act as a tax on consumers and the economy. Higher gasoline prices and heating costs claim discretionary income which, unlike 2003 and early 2004, is unlikely to enjoy a lift from a housing and refinance boom. Other macroeconomic considerations include the persistence of our federal and trade deficits and their longer-term impact on the dollar and interest rates. Lastly, China remains a puzzle with questions surrounding its ability to engineer a soft landing and the ripple effects of its decision to revalue its currency.

On the bright side, job creation picked up during the fourth quarter of 2004, and I am hopeful that the U.S. consumer can continue to support the economy until the business sector, carrying the healthiest balance sheets in decades, finally opens its purse strings for capital investment.

Given the economic uncertainty, I believe that the market is likely to continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies and opportunistically adding those that have temporarily fallen out of favor.

Finally, I believe that adhering to a disciplined buying and selling approach will continue to provide the best rewards over time. I promise to you my utmost effort in the quarters and years ahead.

Thank you for your investment in Janus Adviser Growth and Income Fund.


                                      Janus Adviser Series  January 31, 2005  21

Janus Adviser Growth and Income Fund (unaudited)

================================================================================
Performance

                          Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                            Janus Adviser
                          Growth and Income -             S&P 500(R)
                                I Shares                    Index
                                --------                    -----
  5/1/1998*                     $10,000                    $10,000
 5/31/1998                      $ 9,860                    $ 9,747
06/30/1998                      $10,550                    $10,143
07/31/1998                      $10,700                    $10,035
08/31/1998                      $ 9,130                    $ 8,584
09/30/1998                      $ 9,750                    $ 9,134
10/31/1998                      $10,120                    $ 9,877
11/30/1998                      $10,700                    $10,476
12/31/1998                      $11,940                    $11,079
01/31/1999                      $12,930                    $11,542
02/28/1999                      $12,570                    $11,184
03/31/1999                      $13,640                    $11,631
04/30/1999                      $13,910                    $12,082
05/31/1999                      $13,760                    $11,796
06/30/1999                      $14,360                    $12,451
07/31/1999                      $14,220                    $12,062
08/31/1999                      $14,290                    $12,003
09/30/1999                      $14,960                    $11,674
10/31/1999                      $16,600                    $12,412
11/30/1999                      $18,090                    $12,665
12/31/1999                      $20,680                    $13,410
01/31/2000                      $20,170                    $12,737
02/29/2000                      $22,040                    $12,496
03/31/2000                      $21,930                    $13,718
04/30/2000                      $20,410                    $13,305
05/31/2000                      $19,060                    $13,032
06/30/2000                      $19,881                    $13,354
07/31/2000                      $19,620                    $13,145
08/31/2000                      $20,698                    $13,961
09/30/2000                      $19,650                    $13,224
10/31/2000                      $19,152                    $13,168
11/30/2000                      $17,289                    $12,130
12/31/2000                      $17,495                    $12,190
01/31/2001                      $17,974                    $12,622
02/28/2001                      $16,353                    $11,471
03/31/2001                      $15,497                    $10,744
04/30/2001                      $16,711                    $11,579
05/31/2001                      $16,690                    $11,657
06/30/2001                      $16,354                    $11,373
07/31/2001                      $15,905                    $11,261
08/31/2001                      $15,333                    $10,556
09/30/2001                      $14,373                    $ 9,704
10/31/2001                      $14,609                    $ 9,889
11/30/2001                      $15,058                    $10,647
12/31/2001                      $15,252                    $10,741
01/31/2002                      $14,761                    $10,584
02/28/2002                      $14,730                    $10,380
03/31/2002                      $15,273                    $10,770
04/30/2002                      $14,669                    $10,117
05/31/2002                      $14,628                    $10,043
06/30/2002                      $13,851                    $ 9,327
07/31/2002                      $12,786                    $ 8,600
08/31/2002                      $12,766                    $ 8,657
09/30/2002                      $11,732                    $ 7,716
10/31/2002                      $12,428                    $ 8,395
11/30/2002                      $12,920                    $ 8,889
12/31/2002                      $12,285                    $ 8,367
01/31/2003                      $12,059                    $ 8,148
02/28/2003                      $11,895                    $ 8,025
03/31/2003                      $12,083                    $ 8,103
04/30/2003                      $12,926                    $ 8,771
05/31/2003                      $13,368                    $ 9,233
06/30/2003                      $13,363                    $ 9,351
07/31/2003                      $13,630                    $ 9,516
08/31/2003                      $13,877                    $ 9,701
09/30/2003                      $13,565                    $ 9,598
10/31/2003                      $14,243                    $10,141
11/30/2003                      $14,542                    $10,230
12/31/2003                      $15,226                    $10,767
01/31/2004                      $15,401                    $10,965
 2/29/2004                      $15,525                    $11,117
 3/31/2004                      $15,442                    $10,949
 4/30/2004                      $15,020                    $10,777
 5/31/2004                      $15,257                    $10,925
 6/30/2004                      $15,555                    $11,138
 7/31/2004                      $14,835                    $10,769
 8/31/2004                      $14,712                    $10,813
 9/30/2004                      $15,062                    $10,930
10/31/2004                      $15,380                    $11,097
11/30/2004                      $16,245                    $11,546
12/31/2004                      $16,969                    $11,939
 1/31/2005                      $16,608                    $11,648

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Fiscal             One              Five               Since
                                                                Year-to-Date+         Year             Year             Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund - A Shares
NAV                                                                10.34%             7.84%           (3.81)%             7.80%
MOP                                                                 4.02%             1.73%           (4.93)%             6.87%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund - C Shares
NAV                                                                11.66%             7.22%           (4.30)%             7.35%
LOAD                                                               10.55%**           6.15%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund - I Shares                    11.95%             7.84%           (3.81)%             7.80%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth and Income Fund - R Shares                    10.17%             7.57%           (4.00)%             7.64%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                                    8.16%             6.23%           (1.77)%             2.28%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index                                        6.01%             0.70%           (9.04)%            (0.96)%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Core Funds                                                 N/A             89/914           373/595             3/451
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - May 1, 1998

**Calculated to include contingent deferred sales charge applicable to Class C Shares


22  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                          Beginning                  Ending                Expenses Paid
                                                        Account Value            Account Value             During Period
Expense Example - A Shares                                (9/30/04)                (1/31/05)            (9/30/04-1/31/05) *
----------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000.00                $1,103.40                   $3.72
----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                               $1,000.00                $1,013.45                   $3.56
----------------------------------------------------------------------------------------------------------------------------
                                                          Beginning                  Ending                Expenses Paid
                                                        Account Value            Account Value             During Period
Expense Example - C Shares                                (8/1/04)                 (1/31/05)            (8/1/04-1/31/05) **
----------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000.00                $1,116.60                   $9.44
----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                               $1,000.00                $1,016.28                   $9.00
----------------------------------------------------------------------------------------------------------------------------
                                                          Beginning                  Ending                Expenses Paid
                                                        Account Value            Account Value             During Period
Expense Example - I Shares                                (8/1/04)                 (1/31/05)            (8/1/04-1/31/05) **
----------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000.00                $1,119.50                   $6.41
----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                               $1,000.00                $1,019.16                   $6.11
----------------------------------------------------------------------------------------------------------------------------
                                                          Beginning                  Ending                Expenses Paid
                                                        Account Value            Account Value             During Period
Expense Example - R Shares                                (9/30/04)                (1/31/05)            (9/30/04-1/31/05) *
----------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000.00                $1,101.70                   $5.21
----------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                               $1,000.00                $1,012.03                   $4.99
----------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.04% for A Shares and 1.46% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.77% for C Shares and 1.20% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  23

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 100.8%
Advertising Sales - 0.9%
         43,630  Lamar Advertising Co.* ...........................$  1,875,217
Applications Software - 2.6%
        212,285  Microsoft Corp. ..................................   5,578,850
Audio and Video Products - 1.1%
         19,225  Harman International Industries, Inc. ............   2,338,721
Beverages - Non-Alcoholic - 1.8%
         73,126  PepsiCo, Inc. ....................................   3,926,866
Broadcast Services and Programming - 1.8%
        124,535  Clear Channel Communications, Inc. ...............   4,038,670
Building - Residential and Commercial - 0.9%
          2,500  NVR, Inc.*,# .....................................   1,978,125
Cable Television - 1.6%
        109,702  Comcast Corp. - Special Class A* .................   3,467,680
Computers - 2.0%
         55,210  Dell, Inc.* ......................................   2,305,569
         21,835  IBM Corp. ........................................   2,039,826
                                                                      4,345,395
Cosmetics and Toiletries - 3.5%
         68,335  Avon Products, Inc. ..............................   2,885,104
         89,445  Procter & Gamble Co. .............................   4,761,157
                                                                      7,646,261
Dental Supplies and Equipment - 0.6%
        139,025  Align Technology, Inc.* ..........................   1,203,957
Diversified Operations - 9.7%
        105,197  General Electric Co. .............................   3,800,767
         75,715  Honeywell International, Inc. ....................   2,724,226
        155,578  Smiths Group PLC .................................   2,469,282
        337,770  Tyco International, Ltd. (New York Shares) .......  12,207,007
                                                                     21,201,282
E-Commerce/Products - 0.5%
         23,045  Amazon.com, Inc.*,# ..............................     996,005
E-Commerce/Services - 0.5%
         12,070  eBay, Inc.* ......................................     983,705
Electric Products - Miscellaneous - 3.3%
          5,475  Samsung Electronics Company, Ltd. ................   2,642,735
         19,400  Samsung Electronics Company, Ltd. (GDR) ..........   4,656,000
                                                                      7,298,735
Electronic Components - Semiconductors - 4.6%
        406,955  Advanced Micro Devices, Inc.*,# ..................   6,429,889
        157,380  Texas Instruments, Inc. ..........................   3,652,790
                                                                     10,082,679
Enterprise Software/Services - 0.8%
         64,535  Computer Associates International, Inc. ..........   1,754,707
Entertainment Software - 1.8%
         60,970  Electronic Arts, Inc.* ...........................   3,922,810
Finance - Investment Bankers/Brokers - 6.6%
        165,530  Citigroup, Inc. ..................................   8,119,247
         16,795  Goldman Sachs Group, Inc. ........................   1,811,341
        119,965  JPMorgan Chase & Co. .............................   4,478,293
                                                                     14,408,881
Finance - Mortgage Loan Banker - 1.7%
         97,920  Countrywide Financial Corp. ......................   3,623,040
Food - Dairy Products - 0.6%
         37,960  Dean Foods Co.* ..................................   1,337,331
Food - Retail - 0.5%
         60,025  Kroger Co.* ......................................   1,026,428
Food - Wholesale/Distribution - 0.7%
         41,760  Sysco Corp. ......................................   1,460,347
Hotels and Motels - 1.3%
         36,995  Four Seasons Hotels, Inc. ........................   2,847,135
Industrial Automation and Robotics - 2.0%
         78,200  Rockwell Automation, Inc.# .......................   4,430,030
Medical - Drugs - 5.4%
         37,955  Eli Lilly and Co. ................................   2,058,679
         59,355  Roche Holding A.G.** .............................   6,322,544
         46,748  Sanofi-Aventis**,# ...............................   3,488,702
                                                                     11,869,925
Medical - HMO - 5.3%
         32,810  Aetna, Inc. ......................................   4,168,511
         81,050  UnitedHealth Group, Inc. .........................   7,205,345
                                                                     11,373,856
Medical Instruments - 1.5%
         64,011  Medtronic, Inc. ..................................   3,359,937
Multi-Line Insurance - 1.3%
         44,104  American International Group, Inc. ...............   2,923,654
Multimedia - 1.9%
        225,190  Time Warner, Inc.* ...............................   4,053,420
Networking Products - 1.9%
        232,015  Cisco Systems, Inc.* .............................   4,185,551
Oil Companies - Exploration and Production - 1.6%
         60,257  EnCana Corp. (New York Shares)# ..................   3,560,586
Oil Companies - Integrated - 7.4%
        172,430  Exxon Mobil Corp. ................................   8,897,388
         49,374  Petro-Canada .....................................   2,546,397
        145,644  Suncor Energy, Inc. ..............................   4,661,312
                                                                     16,105,097
Pharmacy Services - 2.2%
        123,535  Caremark Rx, Inc.* ...............................   4,830,219
Pipelines - 0.9%
         26,780  Kinder Morgan, Inc. ..............................   2,009,571
Retail - Consumer Electronics - 1.5%
         61,930  Best Buy Company, Inc. ...........................   3,331,215
Retail - Pet Food and Supplies - 1.3%
         93,350  PETsMART, Inc.# ..................................   2,821,971
Retail - Regional Department Stores - 0.8%
         38,280  Kohl's Corp.* ....................................   1,799,543
Semiconductor Components/Integrated Circuits - 3.1%
         85,885  Linear Technology Corp. ..........................   3,241,300
         91,721  Maxim Integrated Products, Inc. ..................   3,578,036
                                                                      6,819,336
Shipbuilding - 0.5%
         67,070  Daewoo Shipbuilding & Marine Engineering
                   Company, Ltd.* .................................   1,206,671
Super-Regional Banks - 2.3%
         30,100  Fifth Third Bancorp# .............................   1,398,747
        118,732  U.S. Bancorp .....................................   3,567,897
                                                                      4,966,644
Television - 2.6%
        523,210  British Sky Broadcasting Group PLC ...............   5,575,616

See Notes to Schedules of Investments and Financial Statements


24  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Therapeutics - 0.4%
         19,770  Neurocrine Biosciences, Inc.*                     $    904,478
Tobacco - 1.1%
         38,525  Altria Group, Inc.                                   2,459,051
Toys - 1.1%
        128,340  Marvel Enterprises, Inc.*                            2,292,152
Transportation - Railroad - 1.2%
         43,620  Canadian National Railway Co.
                   (New York Shares)                                  2,593,209
Transportation - Services - 0.4%
         12,120  United Parcel Service, Inc. - Class B                  905,122
Web Hosting/Design - 0.9%
         55,395  Macromedia, Inc.*                                    1,896,725
Web Portals/Internet Service Providers - 2.1%
         83,485  EarthLink, Inc.*                                       837,355
        106,920  Yahoo!, Inc.*                                        3,764,653
                                                                      4,602,008
Wireless Equipment - 0.7%
        102,155  Nokia Oyj (ADR)**                                    1,560,928
--------------------------------------------------------------------------------
Total Common Stock (cost $181,857,070)                              219,779,342
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Advertising Sales - 0.1%
       $275,000  Lamar Advertising Co., 2.875%
                   senior notes, due 12/31/10                           301,125
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $275,000)                                   301,125
--------------------------------------------------------------------------------
Preferred Stock - 3.6%
Automotive - Cars and Light Trucks - 0.9%
          2,895  Porsche A.G.**                                       1,886,878
Finance - Investment Bankers/Brokers - 1.1%
                 Goldman Sachs Group, Inc.:
         41,070    Series TXN, 6.25% (YES)                              961,367
         28,140    Series YHOO, 8.125% (YES)                          1,013,349
         16,275  Lehman Brothers Holdings, Inc., 6.25%                  457,328
                                                                      2,432,044
Oil Companies - Integrated - 0.9%
         26,750  Amerada Hess Corp., convertible, 7.00%               2,066,437
Property and Casualty Insurance - 0.7%
         55,850  XL Capital, Ltd., convertible, 6.50%                 1,368,325
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,591,498)                               7,753,684
--------------------------------------------------------------------------------
Other Securities - 2.9%
      6,408,746  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $6,408,746)                 6,408,746
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
     $9,500,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $9,500,652
                   collateralized by $9,745,277
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $9,690,020 (cost $9,500,000)              9,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $204,632,314) - 111.8%                243,742,897
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.8)%    (25,739,203)
--------------------------------------------------------------------------------
Net Assets - 100%                                                  $218,003,694
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                        Value  % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                                 $ 12,207,007                        5.0%
Canada                                    16,208,639                        6.6%
Cayman Islands                             1,368,325                        0.6%
Finland                                    1,560,928                        0.6%
France                                     3,488,702                        1.4%
Germany                                    1,886,878                        0.8%
South Korea                                8,505,406                        3.5%
Switzerland                                6,322,544                        2.6%
United Kingdom                             8,044,898                        3.3%
United States++                          184,149,570                       75.6%
--------------------------------------------------------------------------------
Total                                   $243,742,897                      100.0%

++Includes Short-Term Securities and Other Securities (69.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05                        1,300,000       $1,696,331        $ (86,416)
Swiss Franc 4/15/05                 2,225,000        1,880,297          (93,204)
--------------------------------------------------------------------------------
Total                                               $3,576,628        $(179,620)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  25

Janus Adviser Core Equity Fund (unaudited)

                                                               [PHOTO]
                                                               Karen L. Reidy
                                                               portfolio manager

================================================================================
Fund Strategy

This diversified fund seeks growth through investing in companies of any size while attempting to manage risk.
================================================================================

Performance Overview

During the six months ended January 31, 2005, the equity markets advanced as investors gained more confidence in the economic expansion. Yet while profit news was generally positive, the market was alternately pressured by soaring energy prices, rising short-term interest rates, uncertainty over the conflict in Iraq and the threat of terrorism. Much of the negative sentiment dissipated following the re-election of President Bush. In addition, energy prices finally receded in November and December, and consumer confidence (as measured by the Conference Board's Consumer Confidence Index) rebounded in December after months of declines. These developments, among others, resulted in a year-end surge that boosted equity markets' returns into firmly positive territory.

Janus Adviser Core Equity Fund gained in this environment, with its I Shares returning 9.59% for the six-month period. This compared to the 8.16% gain posted by the S&P 500(R) Index during the period.

The Fund's outperformance can be attributed to careful stock selection, as well as to the decision to add more cyclical and growth exposure to the portfolio as my confidence in the recovery grew. In particular, we benefited from an overexposure, relative to the benchmark, in the lodging sector, where some well-chosen stocks performed admirably. Similarly, our picks in the healthcare services group also generated strong returns. Conversely, our relative performance was hindered by select holdings in technology and hardware equipment stocks, which struggled amid news of sluggish corporate sales expectations. While I reduced our technology weighting over the period, these efforts didn't fully insulate the Fund from the end-market challenges. Our performance was also pressured by select holdings within the banking sector.

Strategy in This Environment

I continue to structure the Fund with a combination of what I believe are stable-growing companies, higher-growth businesses and a variety of special situations. In selecting positions, I remain focused on companies that I believe combine unique competitive advantages, market leadership and exceptional cash-flow driven focus. During the period, the portfolio was significantly weighted in capital goods stocks, which bolstered returns. Over the course of the year, I added to the Fund's stake in financial services, particularly investment banking, based on some great company-specific research that uncovered several new ideas.

Portfolio Composition

As of January 31, 2005, the Fund held a rather modest 3.0% cash position and the top 10 equity holdings accounted for 32.8% of the Fund's total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                              January 31, 2005     July 31, 2004

Marriott International, Inc.
  - Class A                                          3.8%              3.4%
General Electric Co.                                 3.5%              3.3%
Tyco International, Ltd.
  (New York Shares)                                  3.4%              4.6%
Aetna, Inc.                                          3.3%              1.5%
JPMorgan Chase & Co.                                 3.3%              2.3%
Exxon Mobil Corp.                                    3.3%              2.9%
Texas Instruments, Inc.                              3.2%              2.4%
Time Warner, Inc.                                    3.1%              3.7%
Roche Holding A.G.                                   3.0%              3.8%
Merrill Lynch & Company, Inc.                        2.9%                 -

Strong Performers Included Healthcare, Lodging and Industrial Conglomerate
Stocks

Positive contributors included HMO and insurance provider Aetna. We purchased this stock several years ago as a turnaround story, after CEO Jack Rowe launched an ambitious restructuring effort aimed at reducing costs and boosting enrollment. Notably, Aetna took a page from rival UnitedHealth's playbook, allowing contracts with higher-risk, less profitable members to expire. Consequently, payouts have declined, margins have expanded and cash flow has significantly improved.

Our lodging stocks also enjoyed excellent returns during the period due to the resurgence in business travel and tourism. On top of the industry's solid fundamentals, the dollar's decline against other currencies has bolstered the performance of Marriott


26  Janus Adviser Series  January 31, 2005

(unaudited)

International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence on the U.S. coasts, which are frequently the destinations of choice for foreign travelers. Looking to take advantage of the dollar's weakness, these visitors drove revenue growth for our lodging names throughout the fourth quarter by lengthening their stays, upgrading their rooms, and generally spending more freely than they might have had the dollar been stronger.

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results, and was therefore one of the Fund's top contributors during the period. Under the guidance of a new management team, Tyco has put its past legal troubles behind it and has refocused on reducing its debt and growing its businesses in strategic, disciplined ways.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                              Janus Adviser
                                               Core Equity      S&P 500(R)
                                                  Fund            Index
                                                  ----            -----
Diversified Operations                            11.6%            6.0%
Finance - Investment Bankers/Brokers               9.3%            5.6%
Oil Companies - Integrated                         6.5%            5.1%
Hotels and Motels                                  6.2%            0.3%
Medical - Drugs                                    4.8%            4.6%

Select Networking and Drug Companies Were Weak Performers

Our returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain confident in Cisco's long-term competitive position, I felt its risk-reward profile was less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Two large disappointments from within the pharmaceutical arena were Merck & Co. and Pfizer. I had taken a starter position in Merck based on attractive valuation when the Vioxx news hit. The stock was then immediately sold due to litigation risk. At the time, I believed the market share in Vioxx would accrue to Pfizer. After more analysis, our research determined that Vioxx's heightened cardiovascular risk could indeed be a "class effect," (meaning it would be present in all Cox-2 drugs), and thus could impact Pfizer's prominent drug, Celebrex. Pfizer was immediately sold from the Fund at a small loss. It's important to note that while this was detrimental to our return, we sold our Pfizer holdings before allegations regarding Celebrex's safety surfaced in December - charges that sank Pfizer's stock even further.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe are taking steps to improve returns on capital, which will be particularly important as growth stabilizes in what is now the fourth year of an economic recovery.

Thank you for your investment in Janus Adviser Core Equity Fund.


                                      Janus Adviser Series  January 31, 2005  27

Janus Adviser Core Equity Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                                 Janus Adviser
                              Core Equity Fund -             S&P 500(R)
                                   I Shares                    Index
                                   --------                    -----
  5/1/1997*                        $10,000                    $10,000
 5/31/1997                         $10,640                    $10,645
06/30/1997                         $11,630                    $11,122
07/31/1997                         $12,650                    $12,007
08/31/1997                         $12,380                    $11,334
09/30/1997                         $13,260                    $11,955
10/31/1997                         $13,160                    $11,555
11/30/1997                         $13,270                    $12,090
12/31/1997                         $13,420                    $12,298
01/31/1998                         $13,820                    $12,434
02/28/1998                         $15,070                    $13,331
03/31/1998                         $15,370                    $14,013
04/30/1998                         $15,940                    $14,154
05/31/1998                         $15,310                    $13,911
06/30/1998                         $16,422                    $14,476
07/31/1998                         $16,605                    $14,322
08/31/1998                         $13,930                    $12,251
09/30/1998                         $15,227                    $13,036
10/31/1998                         $15,804                    $14,097
11/30/1998                         $16,929                    $14,951
12/31/1998                         $19,532                    $15,813
01/31/1999                         $21,082                    $16,474
02/28/1999                         $20,120                    $15,962
03/31/1999                         $21,984                    $16,600
04/30/1999                         $22,815                    $17,243
05/31/1999                         $22,166                    $16,836
06/30/1999                         $23,420                    $17,770
07/31/1999                         $22,993                    $17,216
08/31/1999                         $22,322                    $17,130
09/30/1999                         $22,159                    $16,661
10/31/1999                         $23,928                    $17,715
11/30/1999                         $24,589                    $18,075
12/31/1999                         $27,528                    $19,140
01/31/2000                         $27,050                    $18,178
02/29/2000                         $28,047                    $17,834
03/31/2000                         $29,236                    $19,579
04/30/2000                         $27,528                    $18,990
05/31/2000                         $26,277                    $18,600
06/30/2000                         $27,196                    $19,059
07/31/2000                         $26,610                    $18,761
08/31/2000                         $28,087                    $19,926
09/30/2000                         $26,876                    $18,874
10/31/2000                         $25,931                    $18,794
11/30/2000                         $24,174                    $17,312
12/31/2000                         $25,241                    $17,397
01/31/2001                         $25,592                    $18,014
02/28/2001                         $23,746                    $16,372
03/31/2001                         $22,465                    $15,335
04/30/2001                         $23,975                    $16,526
05/31/2001                         $23,907                    $16,637
06/30/2001                         $23,476                    $16,232
07/31/2001                         $22,937                    $16,072
08/31/2001                         $21,872                    $15,066
09/30/2001                         $20,174                    $13,850
10/31/2001                         $20,430                    $14,114
11/30/2001                         $21,616                    $15,196
12/31/2001                         $21,953                    $15,329
01/31/2002                         $21,549                    $15,106
02/28/2002                         $21,791                    $14,814
03/31/2002                         $22,560                    $15,371
04/30/2002                         $21,913                    $14,440
05/31/2002                         $21,805                    $14,333
06/30/2002                         $20,403                    $13,312
07/31/2002                         $18,759                    $12,275
08/31/2002                         $18,692                    $12,355
09/30/2002                         $17,277                    $11,012
10/31/2002                         $18,301                    $11,982
11/30/2002                         $18,813                    $12,687
12/31/2002                         $18,031                    $11,942
01/31/2003                         $17,614                    $11,629
02/28/2003                         $17,290                    $11,454
03/31/2003                         $17,573                    $11,565
04/30/2003                         $18,773                    $12,518
05/31/2003                         $19,500                    $13,178
06/30/2003                         $19,554                    $13,346
07/31/2003                         $19,730                    $13,581
08/31/2003                         $20,256                    $13,846
09/30/2003                         $19,810                    $13,699
10/31/2003                         $21,064                    $14,474
11/30/2003                         $21,468                    $14,601
12/31/2003                         $22,290                    $15,367
01/31/2004                         $22,438                    $15,649
 2/29/2004                         $22,735                    $15,866
 3/31/2004                         $22,640                    $15,627
 4/30/2004                         $22,277                    $15,382
 5/31/2004                         $22,748                    $15,593
 6/30/2004                         $23,314                    $15,896
 7/31/2004                         $22,452                    $15,370
 8/31/2004                         $22,425                    $15,432
 9/30/2004                         $22,977                    $15,599
10/31/2004                         $23,247                    $15,838
11/30/2004                         $24,325                    $16,478
12/31/2004                         $25,326                    $17,039
 1/31/2005                         $24,605                    $16,624

Average Annual Total Return - for the periods ended January 31, 2005
-------------------------------------------------------------------------------------------------------------------------
                                                    Fiscal             One                Five                   Since
                                                 Year-to-Date+         Year               Year                 Inception*
-------------------------------------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund - A Shares
NAV                                                  7.14%             9.66%             (1.88)%                 12.31%
MOP                                                  0.98%             3.38%             (3.02)%                 11.47%
-------------------------------------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund - C Shares
NAV                                                  9.33%             9.14%             (2.52)%                 11.63%
LOAD                                                 8.27%**           8.08%**
-------------------------------------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund - I Shares            9.59%             9.66%             (1.88)%                 12.31%
-------------------------------------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund - R Shares            6.97%             9.21%             (1.99)%                 12.23%
-------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                     8.16%             6.23%             (1.77)%                  6.77%
-------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Core Funds                                 N/A              18/914             232/595                 2/365
-------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - May 1, 1997

**Calculated to include contingent deferred sales charge applicable to Class C Shares


28  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                           Beginning                       Ending                   Expenses Paid
                                                         Account Value                 Account Value                During Period
Expense Example - A Shares                                 (9/30/04)                     (1/31/05)               (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000.00                     $1,071.40                      $3.34
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                                $1,000.00                     $1,013.76                      $3.25
------------------------------------------------------------------------------------------------------------------------------------
                                                           Beginning                       Ending                   Expenses Paid
                                                         Account Value                 Account Value                During Period
Expense Example - C Shares                                  (8/1/04)                     (1/31/05)               (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000.00                     $1,093.30                      $8.97
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                                $1,000.00                     $1,016.64                      $8.64
------------------------------------------------------------------------------------------------------------------------------------
                                                           Beginning                       Ending                   Expenses Paid
                                                         Account Value                 Account Value                During Period
Expense Example - I Shares                                  (8/1/04)                     (1/31/05)               (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000.00                     $1,095.90                      $6.34
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                                $1,000.00                     $1,019.16                      $6.11
------------------------------------------------------------------------------------------------------------------------------------
                                                           Beginning                       Ending                   Expenses Paid
                                                         Account Value                 Account Value                During Period
Expense Example - R Shares                                 (9/30/04)                     (1/31/05)               (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000.00                     $1,069.70                      $5.10
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                                $1,000.00                     $1,012.06                      $4.96
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.95% for A Shares and 1.45% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.70% for C Shares and 1.20% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  29

Janus Adviser Core Equity Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 96.4%
Aerospace and Defense - 2.0%
         14,300  Lockheed Martin Corp. .............................$   826,683
Agricultural Chemicals - 1.0%
         14,220  Mosaic Co.* .......................................    234,630
          2,240  Potash Corporation of Saskatchewan, Inc.
                   (New York Shares) ...............................    180,992
                                                                        415,622
Audio and Video Products - 0.6%
          2,060  Harman International Industries, Inc. .............    250,599
Automotive - Cars and Light Trucks - 0.6%
          5,333  BMW A.G.** ........................................    224,752
Automotive - Truck Parts and Equipment - Original - 1.2%
          9,275  Lear Corp. ........................................    500,850
Beverages - Non-Alcoholic - 0.9%
          6,655  PepsiCo, Inc. .....................................    357,374
Brewery - 0.5%
          4,101  Anheuser-Busch Companies, Inc. ....................    201,687
Casino Hotels - 0.8%
          5,300  Harrah's Entertainment, Inc. ......................    335,172
Chemicals - Specialty - 1.6%
         24,500  Syngenta A.G. (ADR)* ..............................    526,750
          1,008  Syngenta A.G.* ....................................    108,476
                                                                        635,226
Computers - 1.7%
          7,520  IBM Corp. .........................................    702,518
Computers - Peripheral Equipment - 0.5%
          2,615  Lexmark International Group, Inc. - Class A* ......    217,960
Cosmetics and Toiletries - 2.0%
          5,165  Avon Products, Inc. ...............................    218,066
         11,000  Procter & Gamble Co. ..............................    585,530
                                                                        803,596
Diversified Operations - 11.6%
          4,990  3M Co. ............................................    420,956
         39,494  General Electric Co. ..............................  1,426,917
         21,845  Honeywell International, Inc. .....................    785,983
         44,160  Smiths Group PLC** ................................    700,893
         39,035  Tyco International, Ltd. (New York Shares) ........  1,410,725
                                                                      4,745,474
E-Commerce/Services - 1.4%
         24,295  IAC/InterActiveCorp* ..............................    588,668
Electric Products - Miscellaneous - 1.2%
          1,038  Samsung Electronics Company, Ltd.** ...............    501,034
Electronic Components - Semiconductors - 4.4%
         23,130  Intel Corp. .......................................    519,269
         56,135  Texas Instruments, Inc. ...........................  1,302,893
                                                                      1,822,162
Entertainment Software - 0.4%
          2,735  Electronic Arts, Inc.* ............................    175,970
Finance - Credit Card - 0.4%
          3,080  American Express Co. ..............................    164,318
Finance - Investment Bankers/Brokers - 9.3%
         18,281  Citigroup, Inc. ...................................    896,683
          3,130  Goldman Sachs Group, Inc. .........................    337,571
         36,420  JPMorgan Chase & Co. ..............................  1,359,558
         20,025  Merrill Lynch & Company, Inc. .....................  1,202,901
                                                                      3,796,713
Finance - Mortgage Loan Banker - 2.9%
         10,093  Countrywide Financial Corp. .......................    373,441
         12,770  Freddie Mac .......................................    833,753
                                                                      1,207,194
Financial Guarantee Insurance - 1.1%
          6,780  MGIC Investment Corp. .............................    433,242
Food - Wholesale/Distribution - 0.6%
          6,760  Sysco Corp. .......................................    236,397
Hotels and Motels - 6.2%
          1,285  Four Seasons Hotels, Inc. .........................     98,894
         24,615  Marriott International, Inc. - Class A ............  1,555,176
         15,370  Starwood Hotels & Resorts Worldwide, Inc. .........    889,769
                                                                      2,543,839
Independent Power Producer - 0.5%
         16,485  Reliant Energy, Inc.* .............................    205,238
Internet Security - 0.4%
          6,600  Symantec Corp.* ...................................    154,110
Machinery - Construction and Mining - 1.2%
         16,905  Komatsu, Ltd. (ADR) ...............................    502,079
Medical - Biomedical and Genetic - 0.9%
         13,385  Celgene Corp.* ....................................    365,946
Medical - Drugs - 4.6%
          7,335  Forest Laboratories, Inc.* ........................    304,623
         11,363  Roche Holding A.G. ................................  1,210,396
          4,932  Sanofi-Aventis** ..................................    368,064
                                                                      1,883,083
Medical - HMO - 4.0%
         10,820  Aetna, Inc. .......................................  1,374,681
          3,185  UnitedHealth Group, Inc. ..........................    283,147
                                                                      1,657,828
Multimedia - 3.1%
         71,135  Time Warner, Inc.* ................................  1,280,430
Networking Products - 0.9%
         19,270  Cisco Systems, Inc.* ..............................    347,631
Oil Companies - Integrated - 6.5%
          7,275  BP PLC (ADR)** ....................................    433,736
         26,215  Exxon Mobil Corp. .................................  1,352,694
          6,038  Suncor Energy, Inc. ...............................    193,245
          1,085  Total S.A. (ADR)** ................................    116,692
          2,669  Total S.A. - Class B** ............................    572,321
                                                                      2,668,688
Pharmacy Services - 0.8%
          8,730  Caremark Rx, Inc.* ................................    341,343
Reinsurance - 1.5%
            212  Berkshire Hathaway, Inc. - Class B* ...............    634,751
Retail - Building Products - 0.6%
          5,915  Home Depot, Inc. ..................................    244,053
Retail - Consumer Electronics - 1.8%
         13,630  Best Buy Company, Inc. ............................    733,158
Retail - Discount - 2.2%
          8,150  Target Corp. ......................................    413,776
          9,450  Wal-Mart Stores, Inc. .............................    495,180
                                                                        908,956
Retail - Regional Department Stores - 1.0%
          7,000  Federated Department Stores, Inc. .................    397,600
Retail - Restaurants - 1.1%
         10,050  Yum! Brands, Inc. .................................    465,818

See Notes to Schedules of Investments and Financial Statements


30  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Semiconductor Components/Integrated Circuits - 0.5%
          2,532  Linear Technology Corp. ...........................$    95,558
          3,194  Maxim Integrated Products, Inc. ...................    124,598
                                                                        220,156
Soap and Cleaning Preparations - 1.9%
         25,595  Reckitt Benckiser PLC** ...........................    761,299
Super-Regional Banks - 1.1%
          4,530  Bank of America Corp. .............................    210,056
          4,810  Fifth Third Bancorp ...............................    223,521
                                                                        433,577
Telecommunication Equipment - Fiber Optics - 0.6%
         20,630  Corning, Inc.* ....................................    225,692
Transportation - Railroad - 2.5%
         17,065  Canadian National Railway Co.
                   (New York Shares) ...............................  1,014,514
Transportation - Services - 1.1%
          2,660  FedEx Corp. .......................................    254,429
          2,375  United Parcel Service, Inc. - Class B .............    177,365
                                                                        431,794
Web Portals/Internet Service Providers - 1.9%
         22,645  Yahoo!, Inc.* .....................................    797,330
Wireless Equipment - 2.8%
         73,860  Motorola, Inc. ....................................  1,162,556
--------------------------------------------------------------------------------
Total Common Stock (cost $32,300,171) .............................. 39,524,680
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
     $    5,000  Anheuser-Busch Companies, Inc., 6.00%
                   senior notes, due 4/15/11 (cost $4,979) .........      5,448
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Automotive - Cars and Light Trucks - 0.6%
            393  Porsche A.G.** (cost $189,141) ....................    256,146
--------------------------------------------------------------------------------
Repurchase Agreement - 2.7%
     $1,100,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $1,100,075
                   collateralized by $1,128,401
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $1,122,002 (cost $1,100,000) ...........  1,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $33,594,291) - 99.7% ................. 40,886,274
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3% ......    140,378
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$41,026,652
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                  Value        % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $ 1,410,725                              3.5%
Canada                               1,487,645                              3.6%
France                               1,057,077                              2.6%
Germany                                480,898                              1.2%
Japan                                  502,079                              1.2%
South Korea                            501,034                              1.2%
Switzerland                          1,845,622                              4.5%
United Kingdom                       1,895,928                              4.7%
United States++                     31,705,266                             77.5%
--------------------------------------------------------------------------------
Total                              $40,886,274                            100.0%

++Includes Short-Term Securities (74.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and                 Currency            Currency        Unrealized
Settlement Date                 Units Sold     Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05              100,000          $  187,788         $(10,228)
British Pound 5/20/05              380,000             712,403          (14,442)
Euro 4/15/05                       475,000             619,813          (28,177)
South Korean Won 5/12/05        55,000,000              53,621             (959)
South Korean Won 5/27/05       210,000,000             204,726          (13,614)
--------------------------------------------------------------------------------
                                                    $1,778,351         $(67,420)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  31

Janus Adviser Balanced Fund (unaudited)

                                                               [PHOTO]
                                                               Karen L. Reidy
                                                               portfolio manager

================================================================================
Fund Strategy

This diversified fund seeks long-term capital growth balanced by income by investing in securities selected primarily for their growth and income potential.
================================================================================

Performance Overview

During the six months ended January 31, 2005, the equity markets advanced as investors gained more confidence in the economic expansion. Yet while profit news was generally positive, the market was alternately pressured by soaring energy prices, rising short-term interest rates, uncertainty over the conflict in Iraq and the threat of terrorism. Much of the negative sentiment dissipated following the re-election of President Bush. In addition, energy prices finally receded in November and December, and consumer confidence (as measured by the Conference Board's Consumer Confidence Index) rebounded in December after months of declines. These developments, among others, resulted in a year-end surge that boosted equity markets' returns into firmly positive territory.

Janus Adviser Balanced Fund gained in this environment, with its I Shares returning 6.60% for the six-month period. This compared to a 6.29% gain for the internally calculated Balanced Index. The Balanced Index is composed of 55% of the S&P 500(R) Index and 45% of the Lehman Brothers Government/Credit Index, which returned 8.16% and 4.02% respectively.

We benefited from strong stock selection in the healthcare services group as health insurers rallied following the election. Additionally, a sizeable weighting in the lodging sector paid off as the improving economy bolstered outlooks throughout the group. Our relative performance was also aided by stock selection within the transportation sector, where many of our holdings well outpaced the broader market. Conversely, our relative performance was hindered by select holdings in technology and hardware equipment stocks, which struggled amid news of sluggish corporate sales expectations. While I reduced our technology weighting over the period, these efforts didn't fully insulate the Fund from the end-market challenges. Additionally, while we added to our energy holdings, we remained underweight in this area during the period, which limited our ability to capitalize on booming sector performance. However, we have since boosted the Fund's exposure in this group and are now slightly overweight the index.

Strategy in this Environment

As my confidence in the economic expansion grew, I added incremental exposure to stocks that I felt offered more growth and cyclical upside. At the same time, I maintained a core of disciplined, stable-growing companies that I felt offered predictable returns. In selecting investments, I continue to focus on what I believe are attractively valued corporations that combine unique competitive advantages, market leadership and exceptional cash-flow driven focus.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                            January 31, 2005       July 31, 2004

Tyco International, Ltd.
  (New York Shares)                              2.5%                  3.0%
Aetna, Inc.                                      2.4%                  1.4%
Exxon Mobil Corp.                                2.4%                  1.6%
Time Warner, Inc.                                2.4%                  2.4%
Marriott International, Inc.
  - Class A                                      2.4%                  1.9%
Texas Instruments, Inc.                          2.2%                  1.4%
Roche Holding A.G.                               2.0%                  2.4%
JPMorgan Chase & Co.                             2.0%                  1.5%
Motorola, Inc.                                   2.0%                  1.5%
General Electric Co.                             1.9%                  1.7%

Portfolio Composition

As of January 31, 2005, 62.1% of the Fund's total net assets were invested in equities and 36.4% were invested in fixed-income securities. The allocation reflects the individual opportunities I have identified in the stock market as well as my concerns over the impact of potential interest rate increases on fixed-income investments. While our equity holdings represent a larger portion of Fund assets, and consequently have a greater impact on overall results, our fixed-income investments also aided returns.

Viewed by itself, the fixed-income portion of the Fund outpaced its benchmark, the Lehman Brothers Government/Credit Index. The fixed-income outperformance resulted from investment-grade credit selection and a reasonable allocation to hand-picked


32  Janus Adviser Series  January 31, 2005

(unaudited)

high-yield bonds that fared well. Finally, the top 10 equity holdings accounted for 22.2% of the Fund's total net assets while cash represented 1.5% of the Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                   Janus Adviser      S&P 500(R)
                                                   Balanced Fund        Index
                                                   -------------        -----
Diversified Operations                                  7.9%             6.0%
Finance - Investment Bankers/Brokers                    6.4%             5.6%
Oil Companies - Integrated                              5.4%             5.1%
Electronic Components - Semiconductors                  4.2%             2.3%
Hotels and Motels                                       3.8%             0.3%

Strong Performers Included Healthcare, Lodging and Industrial Conglomerate
Stocks

Positive contributors included HMO and insurance provider Aetna. We purchased this stock several years ago as a turnaround story, after CEO Jack Rowe launched an ambitious restructuring effort aimed at reducing costs and boosting enrollment. Notably, Aetna took a page from rival United Healthcare's playbook, allowing contracts with higher-risk, less profitable members to expire. Consequently, payouts have declined, margins have expanded and cash flow has significantly improved.

Our lodging stocks also enjoyed excellent returns during the period due to the resurgence in business travel and tourism. On top of the industry's solid fundamentals, the dollar's decline against other currencies has bolstered the performance of Marriott International and Starwood Hotels & Resorts, which owns the popular Sheraton, Westin, and W hotel lines. Both Marriott and Starwood have a large presence on the U.S. coasts, which are frequently the destinations of choice for foreign travelers. Looking to take advantage of the dollar's weakness, these visitors drove revenue growth for our lodging names throughout the fourth quarter by lengthening their stays, upgrading their rooms, and generally spending more freely than they might have had the dollar been stronger.

One of our largest holdings, diversified products company Tyco International, continues to report impressive financial results, and was therefore one of the Fund's top contributors during the period. Under the guidance of a new management team, Tyco has put its past legal troubles behind it and has refocused on reducing its debt and growing its businesses in strategic, disciplined ways.

Select Networking and Drug Companies Were Weak Performers

Our returns were hurt by our stake in network equipment maker Cisco Systems, which has struggled against concerns over its rising inventories and declining orders backlog. While I remain confident in Cisco's long-term competitive position, I felt its risk-reward profile was less attractive at its current share price. Consequently, I have reduced our weighting in the stock.

Two large disappointments from within the pharmaceutical arena were Merck & Co. and Pfizer. I had taken a starter position in Merck based on attractive valuation when the Vioxx news hit. The stock was then immediately sold due to litigation risk. At the time, I believed the market share in Vioxx would accrue to Pfizer. After more analysis, our research determined that Vioxx's heightened cardiovascular risk could indeed be a "class effect," (meaning it would be present in all Cox-2 drugs), and thus could impact Pfizer's prominent drug, Celebrex. Pfizer was immediately sold from the Fund at a small loss. It's important to note that while this was detrimental to our return, we sold our Pfizer holdings before allegations regarding Celebrex's safety surfaced in December - charges that sank Pfizer's stock even further.

Investment Strategy and Outlook

Going forward, I remain committed to grassroots research and disciplined financial analysis. I continue to apply these efforts to identifying reasonably valued investments backed by core competitive advantages, disciplined management teams and improving financial results. In particular, my focus is on companies that I believe are taking steps to improve returns on capital, which will be particularly important as growth stabilizes in what is now the fourth year of an economic recovery.

Thank you for your investment in Janus Adviser Balanced Fund.


                                      Janus Adviser Series  January 31, 2005  33

Janus Adviser Balanced Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

               Janus Adviser                 Lehman Brothers
              Balanced Fund -   S&P 500(R)   Government/Credit   Balanced
                 I Shares        Index            Index           Index
                 --------        -----            -----           -----
 9/13/1993*      $10,000         $10,000         $10,000         $10,000
 9/30/1993       $10,421         $ 9,943         $ 9,931         $ 9,938
10/31/1993       $10,711         $10,148         $ 9,972         $10,069
11/30/1993       $10,539         $10,052         $ 9,859         $ 9,965
12/31/1993       $10,579         $10,173         $ 9,902         $10,051
 1/31/1994       $10,942         $10,519         $10,051         $10,309
 2/28/1994       $10,947         $10,234         $ 9,833         $10,053
 3/31/1994       $10,796         $ 9,787         $ 9,592         $ 9,700
 4/30/1994       $10,858         $ 9,913         $ 9,513         $ 9,733
 5/31/1994       $10,837         $10,076         $ 9,495         $ 9,814
 6/30/1994       $10,698         $ 9,829         $ 9,473         $ 9,669
 7/31/1994       $10,819         $10,151         $ 9,662         $ 9,931
 8/31/1994       $11,030         $10,568         $ 9,666         $10,162
 9/30/1994       $10,775         $10,309         $ 9,520         $ 9,954
10/31/1994       $10,808         $10,541         $ 9,509         $10,077
11/30/1994       $10,687         $10,157         $ 9,492         $ 9,858
12/31/1994       $10,667         $10,308         $ 9,555         $ 9,969
 1/31/1995       $10,858         $10,575         $ 9,738         $10,198
 2/28/1995       $11,097         $10,987         $ 9,964         $10,527
 3/31/1995       $11,284         $11,311         $10,031         $10,735
 4/30/1995       $11,310         $11,644         $10,171         $10,981
 5/31/1995       $11,652         $12,110         $10,597         $11,429
 6/30/1995       $11,915         $12,391         $10,682         $11,622
 7/31/1995       $12,220         $12,802         $10,641         $11,829
 8/31/1995       $12,274         $12,834         $10,777         $11,908
 9/30/1995       $12,476         $13,376         $10,886         $12,255
10/31/1995       $12,552         $13,328         $11,046         $12,301
11/30/1995       $12,979         $13,913         $11,228         $12,705
12/31/1995       $13,274         $14,181         $11,393         $12,927
 1/31/1996       $13,545         $14,664         $11,464         $13,224
 2/29/1996       $13,647         $14,800         $11,221         $13,189
 3/31/1996       $13,783         $14,942         $11,127         $13,225
 4/30/1996       $13,845         $15,162         $11,051         $13,312
 5/31/1996       $14,044         $15,553         $11,032         $13,519
 6/30/1996       $14,093         $15,613         $11,179         $13,618
 7/31/1996       $13,927         $14,923         $11,205         $13,250
 8/31/1996       $14,374         $15,238         $11,178         $13,411
 9/30/1996       $14,861         $16,095         $11,376         $13,972
10/31/1996       $14,917         $16,539         $11,642         $14,335
11/30/1996       $15,390         $17,789         $11,856         $15,120
12/31/1996       $15,320         $17,437         $11,724         $14,866
 1/31/1997       $15,780         $18,526         $11,738         $15,472
 2/28/1997       $15,985         $18,672         $11,763         $15,563
 3/31/1997       $15,517         $17,905         $11,623         $15,078
 4/30/1997       $15,852         $18,973         $11,793         $15,742
 5/31/1997       $16,501         $20,128         $11,903         $16,427
 6/30/1997       $17,089         $21,030         $12,046         $16,987
 7/31/1997       $17,648         $22,703         $12,414         $18,073
 8/31/1997       $17,289         $21,432         $12,275         $17,311
 9/30/1997       $18,143         $22,605         $12,468         $18,044
10/31/1997       $18,249         $21,850         $12,668         $17,718
11/30/1997       $18,259         $22,862         $12,734         $18,305
12/31/1997       $18,534         $23,254         $12,868         $18,581
 1/31/1998       $18,948         $23,512         $13,050         $18,804
 2/28/1998       $20,094         $25,207         $13,023         $19,724
 3/31/1998       $20,571         $26,498         $13,063         $20,453
 4/30/1998       $21,017         $26,765         $13,129         $20,629
 5/31/1998       $20,614         $26,305         $13,270         $20,439
 6/30/1998       $21,716         $27,373         $13,405         $21,088
 7/31/1998       $21,890         $27,082         $13,416         $20,932
 8/31/1998       $19,282         $23,166         $13,678         $18,897
 9/30/1998       $20,613         $24,651         $14,069         $19,889
10/31/1998       $21,225         $26,656         $13,969         $20,947
11/30/1998       $22,338         $28,271         $14,053         $21,873
12/31/1998       $24,761         $29,900         $14,087         $22,784
 1/31/1999       $26,263         $31,151         $14,187         $23,517
 2/28/1999       $25,167         $30,182         $13,850         $22,833
 3/31/1999       $26,811         $31,390         $13,919         $23,528
 4/30/1999       $27,436         $32,606         $13,953         $24,212
 5/31/1999       $26,789         $31,836         $13,809         $23,724
 6/30/1999       $27,692         $33,602         $13,766         $24,676
 7/31/1999       $27,305         $32,553         $13,728         $24,082
 8/31/1999       $26,807         $32,392         $13,717         $23,988
 9/30/1999       $26,885         $31,504         $13,841         $23,556
10/31/1999       $28,422         $33,498         $13,877         $24,668
11/30/1999       $28,997         $34,179         $13,869         $25,039
12/31/1999       $31,232         $36,192         $13,785         $26,109
 1/31/2000       $30,775         $34,373         $13,781         $25,107
 2/29/2000       $31,800         $33,723         $13,954         $24,827
 3/31/2000       $32,423         $37,022         $14,155         $26,732
 4/30/2000       $31,221         $35,908         $14,086         $26,088
 5/31/2000       $30,274         $35,171         $14,073         $25,677
 6/30/2000       $31,387         $36,038         $14,361         $26,283
 7/31/2000       $30,963         $35,475         $14,513         $26,042
 8/31/2000       $31,961         $37,678         $14,718         $27,346
 9/30/2000       $31,222         $35,689         $14,773         $26,277
10/31/2000       $30,950         $35,538         $14,866         $26,236
11/30/2000       $29,914         $32,737         $15,120         $24,809
12/31/2000       $30,555         $32,897         $15,418         $25,031
 1/31/2001       $30,927         $34,064         $15,677         $25,790
 2/28/2001       $29,772         $30,958         $15,839         $24,154
03/31/2001       $28,877         $28,997         $15,911         $23,108
 4/30/2001       $29,852         $31,250         $15,792         $24,294
 5/31/2001       $29,827         $31,459         $15,883         $24,450
06/30/2001       $29,452         $30,694         $15,959         $24,063
 7/31/2001       $29,439         $30,392         $16,357         $24,076
 8/31/2001       $28,875         $28,489         $16,567         $23,124
 9/30/2001       $27,795         $26,188         $16,719         $21,927
10/31/2001       $28,414         $26,688         $17,143         $22,393
11/30/2001       $28,969         $28,735         $16,862         $23,392
12/31/2001       $29,075         $28,987         $16,729         $23,471
01/31/2002       $28,847         $28,564         $16,852         $23,293
02/28/2002       $29,050         $28,013         $16,995         $23,055
03/31/2002       $29,342         $29,066         $16,650         $23,479
04/30/2002       $29,049         $27,304         $16,973         $22,655
05/31/2002       $29,087         $27,103         $17,130         $22,615
06/30/2002       $28,195         $25,172         $17,275         $21,619
07/31/2002       $27,388         $23,211         $17,483         $20,633
 8/31/2002       $27,593         $23,363         $17,875         $20,893
 9/30/2002       $26,645         $20,823         $18,260         $19,670
10/31/2002       $27,276         $22,656         $18,085         $20,599
11/30/2002       $27,637         $23,990         $18,096         $21,338
12/31/2002       $27,166         $22,581         $18,575         $20,778
 1/31/2003       $26,816         $21,989         $18,575         $20,453
 2/28/2003       $26,752         $21,659         $18,906         $20,420
03/31/2003       $26,947         $21,869         $18,881         $20,525
 4/30/2003       $28,025         $23,671         $19,083         $21,606
 5/31/2003       $28,842         $24,918         $19,625         $22,536
06/30/2003       $28,858         $25,236         $19,547         $22,676
07/31/2003       $28,584         $25,681         $18,727         $22,552
 8/31/2003       $29,027         $26,181         $18,851         $22,883
09/30/2003       $28,992         $25,903         $19,448         $22,998
10/31/2003       $29,828         $27,369         $19,202         $23,694
11/30/2003       $30,194         $27,610         $19,253         $23,849
12/31/2003       $30,970         $29,058         $19,443         $24,731
 1/31/2004       $31,193         $29,591         $19,619         $25,104
 2/29/2004       $31,522         $30,002         $19,859         $25,438
 3/31/2004       $31,529         $29,550         $20,041         $25,271
 4/30/2004       $30,831         $29,086         $19,426         $24,739
 5/31/2004       $31,095         $29,485         $19,327         $24,914
 6/30/2004       $31,581         $30,058         $19,406         $25,265
 7/31/2004       $30,960         $29,063         $19,611         $24,810
 8/31/2004       $31,131         $29,181         $20,026         $25,061
 9/30/2004       $31,565         $29,497         $20,096         $25,267
10/31/2004       $31,857         $29,948         $20,270         $25,593
11/30/2004       $32,639         $31,159         $20,045         $26,158
12/31/2004       $33,577         $32,220         $20,258         $26,837
 1/31/2005       $33,003         $31,434         $20,399         $26,468

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                       Fiscal           One             Five           Ten          Since
                                                    Year-to-Date+       Year            Year           Year       Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund - A Shares
NAV                                                     4.66%           5.80%           1.41%         11.76%        11.06%
MOP                                                    (1.35)%         (0.19)%          0.23%         11.29%        10.78%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund - C Shares
NAV                                                     6.35%           5.31%           0.80%         11.26%        10.59%
LOAD                                                    5.30%**         4.26%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund - I Shares                  6.60%           5.80%           1.41%         11.76%        11.06%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund - R Shares                  4.46%           5.55%           1.17%         11.66%        11.06%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                        8.16%           6.23%          (1.77)%        11.51%        10.58%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Index                                 4.02%           3.97%           8.16%          7.67%         6.46%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Index                                          6.29%           5.21%           2.70%          9.78%         8.73%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Large-Cap Core Funds                                     N/A           213/578         224/363          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares


34  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                    Ending                  Expenses Paid
                                                    Account Value               Account Value              During Period
Expense Example - A Shares                            (9/30/04)                   (1/31/05)             (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                   $1,046.60                    $2.85
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                   $1,014.20                    $2.81
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                    Ending                  Expenses Paid
                                                    Account Value               Account Value              During Period
Expense Example - C Shares                             (8/1/04)                   (1/31/05)             (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                   $1,063.50                    $8.17
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                   $1,017.29                    $7.98
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                    Ending                  Expenses Paid
                                                    Account Value               Account Value              During Period
Expense Example - I Shares                             (8/1/04)                   (1/31/05)             (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                   $1,066.00                    $5.57
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                   $1,019.81                    $5.45
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                    Ending                  Expenses Paid
                                                    Account Value               Account Value              During Period
Expense Example - R Shares                            (9/30/04)                   (1/31/05)             (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                   $1,044.60                    $4.58
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                   $1,012.50                    $4.51
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.82% for A Shares and 1.32% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.57% for C Shares and 1.07% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  35

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 62.1%
Aerospace and Defense - 1.3%
        144,525  Lockheed Martin Corp. ............................$  8,354,990
Automotive - Cars and Light Trucks - 0.4%
         54,385  BMW A.G.** .......................................   2,291,977
Automotive - Truck Parts and Equipment - Original - 1.2%
        138,870  Lear Corp. .......................................   7,498,980
Beverages - Non-Alcoholic - 0.8%
         98,870  PepsiCo, Inc. ....................................   5,309,319
Brewery - 0.3%
         40,936  Anheuser-Busch Companies, Inc. ...................   2,013,232
Casino Hotels - 0.4%
         45,505  Harrah's Entertainment, Inc.# ....................   2,877,736
Chemicals - Specialty - 1.6%
        209,125  Syngenta A.G. (ADR)*,# ...........................   4,496,188
         52,577  Syngenta A.G.* ...................................   5,658,054
                                                                     10,154,242
Computers - 1.2%
         83,590  IBM Corp. ........................................   7,808,978
Computers - Peripheral Equipment - 0.4%
         27,830  Lexmark International Group, Inc. - Class A* .....   2,319,631
Cosmetics and Toiletries - 1.0%
        123,035  Procter & Gamble Co. .............................   6,549,153
Diversified Operations - 6.1%
         56,405  3M Co. ...........................................   4,758,326
        349,936  General Electric Co. .............................  12,643,187
        163,950  Honeywell International, Inc. ....................   5,898,921
        449,125  Tyco International, Ltd. (New York Shares) .......  16,231,377
                                                                     39,531,811
E-Commerce/Services - 1.0%
        262,070  IAC/InterActiveCorp*,# ...........................   6,349,956
Electric Products - Miscellaneous - 0.9%
         11,466  Samsung Electronics Company, Ltd.** ..............   5,534,539
Electronic Components - Semiconductors - 3.0%
        242,100  Intel Corp. ......................................   5,435,145
        611,813  Texas Instruments, Inc. ..........................  14,200,180
                                                                     19,635,325
Entertainment Software - 0.4%
         40,240  Electronic Arts, Inc.* ...........................   2,589,042
Finance - Credit Card - 0.2%
         30,770  American Express Co.# ............................   1,641,580
Finance - Investment Bankers/Brokers - 5.6%
        155,192  Citigroup, Inc. ..................................   7,612,168
         30,540  Goldman Sachs Group, Inc. ........................   3,293,739
        344,095  JPMorgan Chase & Co. .............................  12,845,065
        203,760  Merrill Lynch & Company, Inc. ....................  12,239,863
                                                                     35,990,835
Finance - Mortgage Loan Banker - 1.9%
        129,144  Countrywide Financial Corp. ......................   4,778,328
        114,845  Freddie Mac ......................................   7,498,230
                                                                     12,276,558
Financial Guarantee Insurance - 0.5%
         47,580  MGIC Investment Corp.# ...........................   3,040,362
Food - Wholesale/Distribution - 0.3%
         50,225  Sysco Corp.# .....................................   1,756,368
Hotels and Motels - 3.7%
        242,330  Marriott International, Inc. - Class A ...........  15,310,410
        142,835  Starwood Hotels & Resorts Worldwide, Inc. ........   8,268,718
                                                                     23,579,128
Medical - Biomedical and Genetic - 0.5%
        129,235  Celgene Corp.* ...................................   3,533,285
Medical - Drugs - 3.2%
         70,355  Forest Laboratories, Inc.* .......................   2,921,843
        121,118  Roche Holding A.G. ...............................  12,901,590
         64,457  Sanofi-Aventis**,# ...............................   4,810,286
                                                                     20,633,719
Medical - HMO - 2.8%
        122,770  Aetna, Inc. ......................................  15,597,929
         29,980  UnitedHealth Group, Inc. .........................   2,665,222
                                                                     18,263,151
Multimedia - 2.4%
        851,785  Time Warner, Inc.* ...............................  15,332,130
Networking Products - 0.4%
        133,600  Cisco Systems, Inc.* .............................   2,410,144
Oil Companies - Integrated - 5.2%
        129,880  BP PLC (ADR)** ...................................   7,743,446
        298,850  Exxon Mobil Corp. ................................  15,420,660
         99,557  Suncor Energy, Inc. ..............................   3,186,305
         33,727  Total S.A. - Class B**,# .........................   7,232,176
                                                                     33,582,587
Pharmacy Services - 0.7%
        115,015  Caremark Rx, Inc.* ...............................   4,497,087
Reinsurance - 0.9%
          1,932  Berkshire Hathaway, Inc. - Class B* ..............   5,784,621
Retail - Building Products - 0.5%
         81,645  Home Depot, Inc. .................................   3,368,673
Retail - Consumer Electronics - 1.2%
        145,040  Best Buy Company, Inc. ...........................   7,801,702
Retail - Discount - 1.7%
        100,925  Target Corp. .....................................   5,123,962
        106,550  Wal-Mart Stores, Inc. ............................   5,583,220
                                                                     10,707,182
Retail - Major Department Stores - 0.4%
         85,370  May Department Stores Co.# .......................   2,894,043
Retail - Regional Department Stores - 0.7%
         80,405  Federated Department Stores, Inc.# ...............   4,567,004
Retail - Restaurants - 1.1%
        153,755  Yum! Brands, Inc. ................................   7,126,544
Semiconductor Components/Integrated Circuits - 0.4%
         35,478  Linear Technology Corp.# .........................   1,338,940
         35,423  Maxim Integrated Products, Inc. ..................   1,381,851
                                                                      2,720,791
Soap and Cleaning Preparations - 1.6%
        343,694  Reckitt Benckiser PLC** ..........................  10,222,851
Super-Regional Banks - 0.4%
         59,515  Bank of America Corp. ............................   2,759,711
Telecommunication Equipment - Fiber Optics - 0.3%
        154,155  Corning, Inc.*,# .................................   1,686,456
Transportation - Railroad - 1.2%
        135,867  Canadian National Railway Co.
                   (New York Shares) ..............................   8,077,293

See Notes to Schedules of Investments and Financial Statements


36  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Transportation - Services - 0.8%
         31,845  FedEx Corp. ......................................$  3,045,974
         25,345  United Parcel Service, Inc. - Class B ............   1,892,765
                                                                      4,938,739
Web Portals/Internet Service Providers - 1.5%
        265,745  Yahoo!, Inc.* ....................................   9,356,881
Wireless Equipment - 2.0%
        806,005  Motorola, Inc. ...................................  12,686,519
--------------------------------------------------------------------------------
Total Common Stock (cost $332,299,533) ............................ 400,054,855
--------------------------------------------------------------------------------
Corporate Bonds - 19.3%
Aerospace and Defense - 0.3%
     $1,420,000  Lockheed Martin Corp., 7.65%
                   company guaranteed notes, due 5/1/16 ...........   1,742,953
Audio and Video Products - 0.3%
      1,495,000  Harman International Industries, Inc., 7.125%
                   senior notes, due 2/15/07 ......................   1,578,328
Automotive - Truck Parts and Equipment - Original - 0.2%
        945,000  Lear Corp., 7.96%
                   company guaranteed notes, due 5/15/05 ..........     957,404
Beverages - Non-Alcoholic - 0.4%
                 Coca-Cola Enterprises, Inc.:
      1,265,000    5.375%, notes, due 8/15/06 .....................   1,299,343
        880,000    4.375%, notes, due 9/15/09 .....................     889,681
        595,000    6.125%, notes, due 8/15/11 .....................     654,507
                                                                      2,843,531
Brewery - 2.2%
                 Anheuser-Busch Companies, Inc.:
      1,625,000    5.65%, notes, due 9/15/08 ......................   1,716,405
      1,770,000    5.375%, notes, due 9/15/08 .....................   1,856,355
        300,000    5.125%, notes, due 10/1/08 .....................     312,066
      1,600,000    5.75%, notes, due 4/1/10 .......................   1,710,853
        696,000    6.00%, senior notes, due 4/15/11 ...............     758,316
        890,000    7.55%, debentures, due 10/1/30 .................   1,173,605
        325,000    6.80%, debentures, due 1/15/31 .................     396,465
        665,000    6.80%, debentures, due 8/20/32 .................     816,483
                 Miller Brewing Co.:
      2,225,000    4.25%, notes, due 8/15/08 (144A) ...............   2,236,832
      2,790,000    5.50%, notes, due 8/15/13 (144A) ...............   2,927,367
                                                                     13,904,747
Cable Television - 1.1%
      1,450,000  Comcast Cable Communications, Inc., 6.75%
                   senior notes, due 1/30/11 ......................   1,622,580
      2,080,000  Echostar DBS Corp., 5.75%
                   senior notes, due 10/1/08 ......................   2,095,600
                 TCI Communications, Inc.:
      2,459,000    6.875%, senior notes, due 2/15/06 ..............   2,542,690
        670,000    7.875%, debentures, due 8/1/13 .................     807,147
                                                                      7,068,017
Casino Hotels - 0.3%
      1,890,000  Mandalay Resort Group, 6.50%
                   senior notes, due 7/31/09 ......................   1,979,775
Cellular Telecommunications - 0.3%
      1,830,000  Nextel Communications, Inc., 6.875%
                   senior notes, due 10/31/13 .....................   1,987,838
Computers - 0.3%
      2,205,000  Hewlett-Packard Co., 3.625%
                   notes, due 3/15/08 .............................   2,188,524
Containers - Metal and Glass - 1.2%
      2,070,000  Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .........   2,204,550
                 Owens-Brockway Glass Container, Inc.:
      2,385,000    8.875%, company guaranteed notes
                   due 2/15/09 ....................................   2,578,780
      1,625,000    6.75%, senior notes, due 12/1/14 (144A) ........   1,625,000
      1,580,000  Owens-Illinois, Inc., 7.35%
                   senior notes, due 5/15/08 ......................   1,647,150
                                                                      8,055,480
Containers - Paper and Plastic - 0.2%
      1,145,000  Sealed Air Corp., 5.625%
                   notes, due 7/15/13 (144A) ......................   1,189,000
Diversified Financial Services - 0.6%
                 General Electric Capital Corp.:
      1,145,000    2.85%, notes, due 1/30/06 ......................   1,140,255
      1,463,000    5.35%, notes, due 3/30/06 ......................   1,495,929
      1,000,000    6.75%, notes, due 3/15/32 ......................   1,199,084
                                                                      3,835,268
Diversified Operations - 1.8%
                 Honeywell International, Inc.:
      1,750,000    5.125%, notes, due 11/1/06 .....................   1,794,191
      1,440,000    6.125%, bonds, due 11/1/11 .....................   1,582,842
                 Tyco International Group S.A.:
      2,050,000    6.00%, company guaranteed notes
                   due 2/15/06** ..................................   2,235,183
      2,470,000    6.375%, company guaranteed notes
                   due 10/15/11** .................................   2,730,422
      2,780,000    6.375%, company guaranteed notes
                   due 1/15/13** ..................................   2,860,916
                                                                     11,203,554
Electric - Integrated - 0.6%
        580,000  CMS Energy Corp., 9.875%
                   senior notes, due 10/15/07 .....................     641,625
      2,055,000  MidAmerican Energy Holdings Co., 3.50%
                   senior notes, due 5/15/08 ......................   2,014,547
                 Pacific Gas and Electric Co.:
        215,000    3.60%, first mortgage notes, due 3/1/09 ........     210,869
        745,000    4.20%, first mortgage notes, due 3/1/11 ........     736,403
                                                                      3,603,444
Electronic Components - Semiconductors - 1.2%
      1,300,000  Advanced Micro Devices, Inc., 7.75%
                   senior notes, due 11/1/12 (144A) ...............   1,296,750
                 Freescale Semiconductor, Inc.:
      1,415,000    4.82%, senior notes, due 7/15/09 ...............   1,468,063
      2,030,000    6.875%, senior notes, due 7/15/11 ..............   2,156,875
      2,760,000    7.125%, senior notes, due 7/15/14 ..............   2,977,349
                                                                      7,899,037
Finance - Auto Loans - 0.4%
                 General Motors Acceptance Corp.:
      1,350,000    4.375%, notes, due 12/10/07 ....................   1,310,064
      1,440,000    6.875%, notes, due 8/28/12 .....................   1,436,861
                                                                      2,746,925
Finance - Consumer Loans - 0.3%
      2,060,000  Household Finance Corp., 4.75%
                   notes, due 5/15/09 .............................   2,105,751

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  37

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Finance - Investment Bankers/Brokers - 0.8%
       $433,000  Charles Schwab Corp., 8.05%
                   senior notes, due 3/1/10 .......................$    493,093
      2,494,000  Citigroup, Inc., 5.00%
                   subordinated notes, due 9/15/14 ................   2,532,061
      2,025,000  JPMorgan Chase & Co., 3.80%
                   notes, due 10/2/09 .............................   1,991,754
                                                                      5,016,908
Finance - Mortgage Loan Banker - 0.2%
      1,590,000  Countrywide Financial Corp., 2.875%
                   company guaranteed notes, due 2/15/07 ..........   1,559,823
Food - Dairy Products - 0.2%
        895,000  Dean Foods Co., 8.15%
                   senior notes, due 8/1/07 .......................     966,600
Food - Diversified - 0.4%
                 Kellogg Co.:
      1,870,000    2.875%, senior notes, due 6/1/08 ...............   1,809,169
        700,000    7.45%, debentures, due 4/1/31 ..................     906,840
                                                                      2,716,009
Food - Wholesale/Distribution - 0.1%
        750,000  Pepsi Bottling Holdings, Inc., 5.625%
                   company guaranteed notes
                   due 2/17/09 (144A) .............................     796,174
Hotels and Motels - 0.1%
        780,000  John Q. Hamons Hotels, Inc., 8.875%
                   first mortgage notes, due 5/15/12 ..............     877,500
Independent Power Producer - 0.5%
      2,825,000  Reliant Energy, Inc., 9.25%
                   secured notes, due 7/15/10 .....................   3,142,813
Investment Companies - 0.2%
      1,005,000  Credit Suisse First Boston USA, Inc., 3.875%
                   notes, due 1/15/09 .............................     996,844
Medical - HMO - 0.1%
        596,000  UnitedHealth Group, Inc., 5.20%
                   notes, due 1/17/07 .............................     612,595
Multi-Line Insurance - 0.2%
      1,430,000  AIG SunAmerica Global Financial IX, Inc.
                   5.10%, notes, due 1/17/07 (144A) ...............   1,468,812
Multimedia - 1.0%
      1,125,000  Historic TW, Inc., 9.15%
                   debentures, due 2/1/23 .........................   1,533,362
                 Time Warner, Inc.:
      1,105,000    5.625%, company guaranteed notes
                   due 5/1/05 .....................................   1,112,087
      2,580,000    6.15%, company guaranteed notes
                   due 5/1/07 .....................................   2,706,242
        845,000    7.70%, company guaranteed notes
                   due 5/1/32 .....................................   1,052,632
                                                                      6,404,323
Oil - Field Services - 0.1%
        730,000  Hanover Equipment Trust 2001A, 8.50%
                   secured notes, due 9/1/08 ......................     773,800
Oil Companies - Exploration and Production - 0.1%
        530,000  El Paso Production Holding Co., 7.75%
                   company guaranteed notes, due 6/1/13 ...........     551,200
Oil Companies - Integrated - 0.2%
                 El Paso CGP Co.:
        505,000    7.625%, notes, due 9/1/08 ......................     523,938
      1,010,000    7.42%, notes, due 2/15/37 ......................     919,100
                                                                      1,443,038
Oil Refining and Marketing - 0.2%
      1,215,000  Tesoro Petroleum Corp., 9.625%
                   senior subordinated notes, due 4/1/12 ..........   1,382,063
Pipelines - 1.1%
                 El Paso Corp.:
      4,385,000    7.00%, senior notes, due 5/15/11 ...............   4,406,925
        805,000    7.875%, notes, due 6/15/12 .....................     837,200
        810,000    7.75%, senior notes, due 1/15/32 ...............     787,725
      1,005,000  Kinder Morgan Energy Partners, L.P., 5.125%
                   notes, due 11/15/14 ............................   1,009,137
                                                                      7,040,987
Retail - Discount - 0.3%
      1,630,000  Wal-Mart Stores, Inc., 5.45%
                   senior notes, due 8/1/06 .......................   1,680,921
Retail - Major Department Stores - 0.1%
        830,000  May Department Stores Co., 4.80%
                   notes, due 7/15/09 .............................     840,804
Rubber - Tires - 0.3%
      2,020,000  Goodyear Tire & Rubber Co., 7.857%
                   notes, due 8/15/11 .............................   2,040,200
Steel - Producers - 0%
        195,000  AK Steel Corp., 7.75%
                   company guaranteed notes, due 6/15/12 ..........     200,363
Telecommunication Services - 0.3%
      1,850,000  Verizon Global Funding Corp., 4.00%
                   notes, due 1/15/08 .............................   1,858,355
Telephone - Integrated - 0.2%
      1,200,000  Sprint Capital Corp., 8.375%
                   notes, due 3/15/12 .............................   1,454,014
Television - 0.2%
        900,000  British Sky Broadcasting Group PLC, 6.875%
                   company guaranteed notes, due 2/23/09** ........     984,119
Textile-Home Furnishings - 0.3%
      1,920,000  Mohawk Industries, Inc., 7.20%
                   notes, due 4/15/12 .............................   2,191,421
Transportation - Railroad - 0.3%
                 Canadian National Railway Co.:
        515,000    4.25%, notes, due 8/1/09 .......................     517,174
      1,035,000    6.25%, bonds, due 8/1/34 .......................   1,160,924
                                                                      1,678,098
Wireless Equipment - 0.1%
        690,000  American Tower Corp., 7.125%
                   senior notes, due 10/15/12 (144A) ..............     693,450
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $120,200,208) ......................... 124,260,810
--------------------------------------------------------------------------------
Warrants/Rights - 0%
Finance - Other Services - 0%
            189  Ono Finance PLC
                   - expires 5/31/09 (144A)*,**,ss. ...............           2
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


38  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
U.S. Government Agencies - 8.3%
                 Fannie Mae:
     $2,805,000    2.00%, due 1/15/06 .............................$  2,774,125
      3,820,000    2.125%, due 4/15/06 ............................   3,768,961
      3,514,000    5.50%, due 5/2/06 ..............................   3,607,718
      1,815,000    4.75%, due 1/2/07 ..............................   1,853,360
      4,600,000    5.00%, due 1/15/07 .............................   4,732,917
      3,620,000    3.25%, due 11/15/07 ............................   3,581,907
      1,185,000    2.50%, due 6/15/08 .............................   1,137,855
      2,020,000    5.25%, due 1/15/09 .............................   2,121,824
        930,000    6.375%, due 6/15/09 ............................   1,020,222
      2,297,000    6.25%, due 2/1/11 ..............................   2,517,675
      3,306,000    5.375%, due 11/15/11 ...........................   3,519,796
      3,535,000  Federal Home Loan Bank System, 2.25%
                   due 5/15/06 ....................................   3,488,918
                 Freddie Mac:
      7,130,000    1.875%, due 2/15/06 ............................   7,032,711
      7,750,000    2.375%, due 4/15/06 ............................   7,669,152
      1,900,000    5.75%, due 4/15/08 .............................   2,017,154
        530,000    5.75%, due 3/15/09 .............................     567,787
        665,000    7.00%, due 3/15/10 .............................     755,374
        975,000    5.875%, due 3/21/11 ............................   1,051,721
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $53,115,057) .................  53,219,177
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 8.8%
      3,560,000    3.00%, due 12/31/06# ...........................   3,542,755
      4,085,000    5.625%, due 5/15/08# ...........................   4,355,313
      4,565,000    3.125%, due 4/15/09# ...........................   4,479,940
      3,925,000    6.00%, due 8/15/09# ............................   4,308,300
      1,795,000    5.75%, due 8/15/10# ............................   1,972,396
      2,065,000    5.00%, due 8/15/11# ............................   2,196,885
      1,515,000    4.25%, due 8/15/14# ............................   1,529,026
      4,284,000    7.25%, due 5/15/16# ............................   5,412,063
        887,000    8.125%, due 8/15/19# ...........................   1,229,708
      3,479,000    7.875%, due 2/15/21# ...........................   4,787,160
      3,444,000    7.25%, due 8/15/22# ............................   4,534,105
      4,575,000    6.25%, due 8/15/23# ............................   5,486,962
      3,891,000    6.00%, due 2/15/26 .............................   4,584,084
      2,188,000    5.25%, due 2/15/29# ............................   2,372,442
      2,018,000    6.25%, due 5/15/30# ............................   2,492,702
      3,205,000    5.375%, due 2/15/31# ...........................   3,585,219
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $54,429,019) ................  56,869,060
--------------------------------------------------------------------------------
Other Securities - 9.0%
     58,223,782  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $58,223,782) ............  58,223,782
--------------------------------------------------------------------------------
Repurchase Agreement - 1.2%
     $7,600,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $7,600,521
                   collateralized by $7,796,222
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $7,752,016 (cost $7,600,000) ..........   7,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $625,867,600) - 108.7% .............. 700,227,686
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (8.7)% ... (55,841,849)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$644,385,837
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                   Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $ 16,231,377                             2.3%
Canada                               12,941,696                             1.8%
France                               12,042,462                             1.7%
Germany                               2,291,977                             0.3%
Luxembourg                            7,826,521                             1.2%
South Korea                           5,534,539                             0.8%
Switzerland                          23,055,832                             3.3%
United Kingdom                       18,950,418                             2.7%
United States++                     601,352,864                            85.9%
--------------------------------------------------------------------------------
Total                              $700,227,686                           100.0%

++ Includes Short-Term Securities and Other Securities (76.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                      Currency           Currency    Unrealized
Settlement Date                      Units Sold    Value in $ U.S.   Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05                 2,250,000        $ 4,225,230    $(230,130)
British Pound 5/20/05                 2,565,000          4,808,719      (95,712)
Euro 4/15/05                          4,975,000          6,491,729     (287,949)
South Korean
  Won 5/12/05                     2,225,000,000          2,169,199     (142,196)
South Korean
  Won 5/27/05                       550,000,000            536,188      (17,387)
--------------------------------------------------------------------------------
Total                                                  $18,231,065    $(773,374)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  39

Janus Adviser Worldwide Fund (unaudited)

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

================================================================================
Fund Strategy

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.
================================================================================

Performance Overview

For the six months ended January 31, 2005, Janus Adviser Worldwide Fund appreciated 8.60% for its I Shares, while its benchmark, the Morgan Stanley Capital International World Index(SM), gained 11.98%.

Investment Strategy in This Environment

Having assumed management of the Fund only recently, on July 1, 2004, I have made significant changes over the past seven months, which I believe will help restore performance. These include trimming the number of positions from over 150 names to fewer than 70, within our goal of 40-70 holdings going forward. I have also reduced the Fund's exposure to the volatile emerging markets from over 30% of total net assets to under 9%. These changes should help stabilize the Fund and help establish a firm foundation on which to build the Fund.

It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I do believe that there has been substantial progress in the Fund during my first seven months at the helm, and am optimistic that this will be reflected in the results going forward.

Portfolio Composition

As of January 31, 2005, the Fund was invested primarily in overseas companies, representing 66.2% of its total net assets. 11.3% of this overseas allocation was invested in emerging markets. Meanwhile, domestic stocks represented 31.9% of total net assets. The Fund's cash position on this date was 1.9% and its top-10 equity holdings accounted for 36.5% of its total net assets.

Strong Performers Included Select Stocks in the Materials, Media and Industrial Groups

Solid performance by Cia Vale Rio Doce ("CVRD"), British Sky Broadcasting ("BSkyB") and Tyco offset losses in Compass Group, Nippon Telephone and Telegraph ("NTT") and WellPoint during the period. CVRD, a Brazilian natural resource company, continued to benefit from a very strong environment for commodities, as demand for iron ore helped support a robust pricing environment. BSkyB, the dominant pay television broadcaster in the United Kingdom, gained as investors recognized that the future was not as bleak as they had assumed earlier this year when fears of a leveling off in subscriber growth and a surge in capital spending sent the stock lower. Industrial conglomerate Tyco continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                             January 31, 2005      July 31, 2004

British Sky Broadcasting Group PLC                 6.3%                1.8%
IAC/InterActiveCorp                                4.8%                0.4%
JPMorgan Chase & Co.                               4.4%                2.7%
Walt Disney Co.                                    3.9%                2.5%
Tyco International, Ltd.
 (New York Shares)                                 3.3%                2.3%
McKesson Corp.                                     3.0%                   -
Diageo PLC                                         2.8%                2.0%
Heineken N.V.                                      2.7%                1.8%
Millea Holdings, Inc.                              2.7%                1.5%
Nestle S.A.                                        2.6%                2.1%


Foodservice, Telecommunications and Software Companies Were Among the Fund's Detractors

Among the Fund's most significant detractors was Compass Group, the largest foodservice organization in the U.K. and Ireland. Compass was hurt by declining margins and profitability in its core U.K. business. After careful review, we decided to liquidate our position in this stock, using proceeds from the sale to invest in what we felt were better risk/reward opportunities.

NTT, a Japan-based telecommunications company, also experienced setbacks during the period. Although the competitive environment for this company appears to be more challenging than expected, we believe the stock remains attractively priced and therefore maintained our position.

Another weak performer was U.S.-based Synopsys, a developer of electronic design automation software. Weakness in Synopsys' customer base (semiconductor manufacturers) resulted in lower near-term earnings and cash flow for the company. While we believe this


40  Janus Adviser Series  January 31, 2005

(unaudited)

weakness appears to be discounted in Synopsys' share price, and the stock has recovered somewhat, we are re-evaluating our position.

The United Kingdom and Japan were geographies where the Fund significantly underperformed the Index, largely reflecting some of the disappointing investments mentioned above. Also, from an industry perspective, while our positions in the food and beverage industry as well as the insurance industry produced gains for the Fund, they did not keep pace with the strong performance of these industry groups as a whole.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                                          Morgan Stanley
                                      Janus Adviser    Capital International
                                      Worldwide Fund      World Index(SM)
                                      --------------      ---------------

Diversified Operations                     6.6%                 4.2%
Finance - Investment
  Bankers/Brokers                          6.5%                 3.2%
Television                                 6.3%                 0.2%
Multimedia                                 6.2%                 1.6%
Brewery                                    5.8%                 0.5%


Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United States                            31.9%
United Kingdom                           18.1%
Japan                                    14.7%
Switzerland                               7.1%
Netherlands                               6.8%

Investment Strategy and Outlook

While this first portfolio transition period may be nearly complete, there are still changes that need to be made in optimizing the Fund. More importantly, it will take time for all of the changes to have their desired impact. With an investment time horizon of 2-3 years, it is possible that many of the attractive investments we are making today may not contribute meaningfully to performance for some time. While I of course hope that the Fund will perform well in any given quarter or period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. I believe this longer time horizon can be quite a competitive advantage, as I am willing to look beyond the shorter-term issues that the market may be myopically focused upon.

I feel we are making substantial progress on the optimization front, having added or built existing large positions, including BSkyB and JPMorgan Chase. I believe these positions represent some of the most attractive risk/rewards that we can find across the global investment landscape, and I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices. As I mentioned earlier, BSkyB fell sharply in recent months on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape. In taking the longer view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the near term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Fund's exposure substantially.

I also purchased a significant position in JPMorgan Chase, the well-known U.S. banking firm. Despite the financial sector being schizophrenically caught between worries of rising interest rates and a slowing economy, I believe the company is well-positioned to take advantage of cost synergies and scale benefits arising from its recently completed acquisition of Bank One. But I am also rather excited about the company's new management team, which includes former Citigroup executive Jamie Dimon. Mr. Dimon brings particular expertise in the area of risk management, a disciplined approach to capital allocation, and a detailed attention to expense control that I believe should continue to drive earnings and shareholder returns over the next several years.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like the above examples of BSkyB and JPMorgan Chase. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. You can be assured that all of us here at Janus are steadfastly committed to restoring superior investment performance for our shareholders.


                                      Janus Adviser Series  January 31, 2005  41

Janus Adviser Worldwide Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                       Janus Adviser         Morgan Stanley
                      Worldwide Fund -    Capital International
                         I Shares            World Index(SM)
                         --------            ---------------
9/13/1993*               $10,000               $10,000
9/30/1993                $10,293               $ 9,900
10/31/1993               $10,889               $10,171
11/30/1993               $10,880               $ 9,593
12/31/1993               $11,773               $10,060
1/31/1994                $12,382               $10,721
2/28/1994                $12,152               $10,580
3/31/1994                $11,762               $10,122
4/30/1994                $12,095               $10,432
5/31/1994                $11,908               $10,457
6/30/1994                $11,534               $10,425
7/31/1994                $11,692               $10,621
8/31/1994                $12,189               $10,938
9/30/1994                $12,050               $10,649
10/31/1994               $12,400               $10,949
11/30/1994               $12,052               $10,472
12/31/1994               $11,925               $10,571
1/31/1995                $11,580               $10,409
2/28/1995                $11,680               $10,559
3/31/1995                $11,884               $11,065
4/30/1995                $12,176               $11,448
5/31/1995                $12,416               $11,543
6/30/1995                $12,970               $11,537
7/31/1995                $13,887               $12,112
8/31/1995                $14,105               $11,840
9/30/1995                $14,366               $12,182
10/31/1995               $14,214               $11,987
11/30/1995               $14,431               $12,401
12/31/1995               $15,110               $12,761
1/31/1996                $15,574               $12,989
2/29/1996                $15,929               $13,066
3/31/1996                $16,387               $13,280
4/30/1996                $17,073               $13,590
5/31/1996                $17,764               $13,599
6/30/1996                $18,124               $13,665
7/31/1996                $17,514               $13,179
8/31/1996                $18,200               $13,328
9/30/1996                $18,449               $13,847
10/31/1996               $18,587               $13,941
11/30/1996               $19,418               $14,719
12/31/1996               $19,381               $14,481
1/31/1997                $20,194               $14,653
2/28/1997                $20,486               $14,819
3/31/1997                $20,484               $14,523
4/30/1997                $20,521               $14,995
5/31/1997                $21,729               $15,917
6/30/1997                $22,877               $16,709
7/31/1997                $23,970               $17,475
8/31/1997                $22,556               $16,304
9/30/1997                $24,342               $17,187
10/31/1997               $23,067               $16,279
11/30/1997               $23,087               $16,565
12/31/1997               $23,439               $16,764
1/31/1998                $24,332               $17,228
2/28/1998                $26,188               $18,391
3/31/1998                $27,502               $19,164
4/30/1998                $28,194               $19,349
5/31/1998                $29,027               $19,103
6/30/1998                $29,699               $19,554
7/31/1998                $29,957               $19,520
8/31/1998                $25,716               $16,914
9/30/1998                $24,899               $17,210
10/31/1998               $26,099               $18,763
11/30/1998               $27,806               $19,876
12/31/1998               $30,061               $20,844
1/31/1999                $31,923               $21,297
2/28/1999                $30,847               $20,727
3/31/1999                $32,067               $21,587
4/30/1999                $32,564               $22,435
5/31/1999                $31,757               $21,613
6/30/1999                $33,826               $22,618
7/31/1999                $33,774               $22,547
8/31/1999                $33,888               $22,503
9/30/1999                $34,633               $22,282
10/31/1999               $37,271               $23,437
11/30/1999               $42,598               $24,094
12/31/1999               $49,198               $26,041
1/31/2000                $48,598               $24,547
2/29/2000                $55,570               $24,610
3/31/2000                $54,639               $26,308
4/30/2000                $50,677               $25,192
5/31/2000                $47,398               $24,552
6/30/2000                $50,092               $25,375
7/31/2000                $48,990               $24,658
8/31/2000                $51,189               $25,457
9/30/2000                $47,420               $24,100
10/31/2000               $45,950               $23,694
11/30/2000               $42,035               $22,252
12/31/2000               $41,990               $22,609
1/31/2001                $43,435               $23,045
2/28/2001                $38,333               $21,094
03/31/2001               $35,285               $19,705
4/30/2001                $38,423               $21,158
5/31/2001                $38,209               $20,882
06/30/2001               $36,821               $20,225
7/31/2001                $35,308               $19,955
8/31/2001                $32,859               $18,994
9/30/2001                $29,642               $17,318
10/31/2001               $30,601               $17,648
11/30/2001               $32,407               $18,690
12/31/2001               $33,141               $18,805
01/31/2002               $31,672               $18,234
02/28/2002               $31,355               $18,073
03/31/2002               $32,813               $18,906
04/30/2002               $31,073               $18,228
05/31/2002               $30,835               $18,259
06/30/2002               $28,801               $17,148
07/31/2002               $26,223               $15,701
8/31/2002                $26,450               $15,728
9/30/2002                $23,748               $13,996
10/31/2002               $24,856               $15,027
11/30/2002               $25,737               $15,835
12/31/2002               $24,524               $15,066
1/31/2003                $23,378               $14,607
2/28/2003                $22,776               $14,351
03/31/2003               $22,436               $14,304
4/30/2003                $24,116               $15,571
5/31/2003                $25,557               $16,458
06/30/2003               $26,022               $16,740
07/31/2003               $26,578               $17,078
8/31/2003                $26,885               $17,445
09/30/2003               $26,748               $17,550
10/31/2003               $28,258               $18,590
11/30/2003               $28,553               $18,871
12/31/2003               $30,124               $20,053
1/31/2004                $30,751               $20,375
2/29/2004                $31,197               $20,716
3/31/2004                $31,745               $20,579
4/30/2004                $29,975               $20,157
5/31/2004                $29,313               $20,341
6/30/2004                $29,062               $20,759
7/31/2004                $28,491               $20,081
8/31/2004                $28,092               $20,169
9/30/2004                $28,400               $20,551
10/31/2004               $28,891               $21,054
11/30/2004               $30,409               $22,160
12/31/2004               $31,549               $23,006
1/31/2005                $30,954               $22,488

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                 Fiscal                 One                 Five            Ten             Since
                                             Year-to-Date+              Year                Year           Year           Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide Fund - A Shares
NAV                                               9.11%                0.66%              (8.63)%         10.33%            10.44%
MOP                                               2.83%               (5.01)%             (9.68)%          9.88%            10.18%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide Fund - C Shares
NAV                                               8.34%                0.18%              (9.29)%          9.72%             9.84%
LOAD                                              7.30%**             (0.82)%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide Fund - I Shares           8.60%                0.66%              (8.63)%         10.33%            10.44%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Worldwide Fund - R Shares           8.93%                0.39%              (8.84)%         10.15%            10.35%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM                      11.98%               10.37%              (1.74)%          8.01%             7.38%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Global Funds                                       N/A                307/315             164/179           N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares


42  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                        Beginning Account Value        Ending Account Value           Expenses Paid During Period
Expense Example - A Shares                     (9/30/04)                     (1/31/05)                    (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                     $1,091.10                           $3.20
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                    $1,000.00                     $1,013.93                           $3.08
------------------------------------------------------------------------------------------------------------------------------------
                                        Beginning Account Value        Ending Account Value           Expenses Paid During Period
Expense Example - C Shares                     (8/1/04)                      (1/31/05)                    (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                     $1,083.40                           $8.66
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                    $1,000.00                     $1,016.89                           $8.39
------------------------------------------------------------------------------------------------------------------------------------
                                        Beginning Account Value        Ending Account Value           Expenses Paid During Period
Expense Example - I Shares                     (8/1/04)                      (1/31/05)                    (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                     $1,086.00                           $6.05
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                    $1,000.00                     $1,019.41                           $5.85
------------------------------------------------------------------------------------------------------------------------------------
                                        Beginning Account Value        Ending Account Value           Expenses Paid During Period
Expense Example - R Shares                     (9/30/04)                     (1/31/05)                    (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                     $1,089.30                           $4.97
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                    $1,000.00                     $1,012.23                           $4.79
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.90% for A Shares and 1.40% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.65% for C Shares and 1.15% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I and R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  43

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 98.1%
Advertising Agencies - 1.1%
        472,955  Interpublic Group of Companies, Inc.* ............$  6,172,063
Advertising Services - 2.2%
      1,132,201  WPP Group PLC** ..................................  12,332,295
Apparel Manufacturers - 1.3%
        610,832  Burberry Group PLC** .............................   4,608,400
         15,570  Hermes International .............................   3,054,573
                                                                      7,662,973
Automotive - Cars and Light Trucks - 1.4%
        757,000  Nissan Motor Company, Ltd.** .....................   8,012,324
Automotive - Truck Parts and Equipment - Original - 0.4%
         50,900  Autoliv, Inc. (SDR) ..............................   2,382,301
Beverages - Wine and Spirits - 2.8%
      1,154,942  Diageo PLC** .....................................  15,760,395
Brewery - 5.8%
        207,105  Anheuser-Busch Companies, Inc. ...................  10,185,424
        459,712  Heineken N.V. ....................................  15,736,419
        742,000  Kirin Brewery Company, Ltd.** ....................   7,516,466
                                                                     33,438,309
Broadcast Services and Programming - 1.9%
        186,631  Grupo Televisa S.A. (ADR) ........................  10,979,502
Cable Television - 1.7%
        164,735  Comcast Corp. - Special Class A* .................   5,207,273
        152,150  EchoStar Communications Corp. - Class A ..........   4,642,097
                                                                      9,849,370
Chemicals - Specialty - 2.3%
         13,657  Givaudan S.A.** ..................................   8,618,217
         41,358  Syngenta A.G.*,** ................................   4,450,726
                                                                     13,068,943
Commercial Banks - 4.6%
        124,236  Anglo Irish Bank Corporation PLC .................   3,028,408
        695,000  DBS Group Holdings, Ltd.** .......................   6,709,642
          1,045  Mitsubishi Tokyo Financial Group, Inc.** .........   9,868,687
         83,602  UBS A.G.** .......................................   6,784,529
                                                                     26,391,266
Cosmetics and Toiletries - 0.8%
        305,000  Shiseido Company, Ltd.** .........................   4,248,272
Diversified Minerals - 1.5%
        279,845  Companhia Vale do Rio Doce (ADR) .................   8,465,311
Diversified Operations - 6.6%
         66,877  Louis Vuitton Moet Hennessy S.A.# ................   4,646,537
        896,375  Smiths Group PLC** ...............................  14,226,965
        519,515  Tyco International, Ltd. (New York Shares) .......  18,775,271
                                                                     37,648,773
Diversified Operations-Commercial Services - 0.2%
        424,500  Rentokil Initial PLC** ...........................   1,216,997
E-Commerce/Services - 4.8%
      1,142,660  IAC/InterActiveCorp*,# ...........................  27,686,652
Electronic Components - Miscellaneous - 2.7%
        439,603  Koninklijke (Royal) Philips Electronics N.V. .....  11,495,210
        154,020  Koninklijke (Royal) Philips Electronics N.V.
                   (New York Shares)# .............................   4,016,842
                                                                     15,512,052
Electronic Design Automation - 0.5%
        172,725  Synopsys, Inc.* ..................................   2,936,325
Finance - Investment Bankers/Brokers - 6.5%
        246,925  Citigroup, Inc. ..................................  12,111,671
        673,153  JPMorgan Chase & Co. .............................  25,128,802
                                                                     37,240,473
Finance - Mortgage Loan Banker - 0.9%
        293,219  Housing Development Finance
                   Corporation, Ltd. ..............................   5,224,275
Food - Diversified - 4.8%
        129,985  Kraft Foods, Inc. - Class A ......................   4,416,890
         58,302  Nestle S.A.** ....................................  15,305,195
        115,692  Unilever N.V. ....................................   7,540,475
                                                                     27,262,560
Health Care Cost Containment - 3.0%
        497,075  McKesson Corp. ...................................  17,144,117
Insurance Brokers - 2.3%
        345,730  Willis Group Holdings, Ltd.# .....................  13,372,836
Medical - Drugs - 2.5%
         53,543  Roche Holding A.G.** .............................   5,703,445
        175,700  Takeda Pharmaceutical Company, Ltd.** ............   8,355,748
                                                                     14,059,193
Medical - HMO - 2.5%
        163,290  UnitedHealth Group, Inc. .........................  14,516,481
Medical - Hospitals - 0.7%
        181,810  Health Management Associates, Inc. - Class A# ....   4,014,365
Money Center Banks - 1.9%
      1,344,580  ICICI Bank, Ltd. .................................  11,106,530
Multimedia - 6.2%
        246,038  News Corporation, Inc. - Class B# ................   4,325,348
        293,619  Vivendi Universal S.A.*,# ........................   9,289,221
        771,525  Walt Disney Co. ..................................  22,088,761
                                                                     35,703,330
Oil Companies - Integrated - 1.7%
         44,894  Total S.A. - Class B# ............................   9,626,747
Petrochemicals - 1.2%
        581,034  Reliance Industries, Ltd. ........................   7,089,400
Property and Casualty Insurance - 5.2%
          1,127  Millea Holdings, Inc.** ..........................  15,577,884
        772,000  Mitsui Sumitomo Insurance Company, Ltd.** ........   6,783,123
        765,000  Sompo Japan Insurance, Inc.** ....................   7,512,832
                                                                     29,873,839
Publishing - Books - 2.4%
      1,476,097  Reed Elsevier PLC** ..............................  13,433,235
Reinsurance - 1.9%
          3,651  Berkshire Hathaway, Inc. - Class B* ..............  10,931,496
Soap and Cleaning Preparations - 1.1%
        209,936  Reckitt Benckiser PLC** ..........................   6,244,347
Telephone - Integrated - 1.6%
          2,089  Nippon Telegraph & Telephone Corp.** .............   8,824,059
Television - 6.3%
      3,377,265  British Sky Broadcasting Group PLC** .............  35,990,012
Toys - 2.8%
        433,615  Mattel, Inc# .....................................   8,433,812
         67,700  Nintendo Company, Ltd.** .........................   7,682,548
                                                                     16,116,360
--------------------------------------------------------------------------------
Total Common Stock (cost $495,721,802) ............................ 561,537,778
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


44  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Other Securities - 5.2%
     29,818,789  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $29,818,789) ............$ 29,818,789
--------------------------------------------------------------------------------
Repurchase Agreement - 2.9%
    $16,300,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $16,301,118
                   collateralized by $16,720,844
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $16,626,034 (cost $16,300,000) ........  16,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $541,840,591) - 106.2% .............. 607,656,567
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.2)% ... (35,287,667)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$572,368,900
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value        % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $ 32,148,107                               5.3%
Brazil                              8,465,311                               1.4%
France                             26,617,078                               4.4%
India                              23,420,205                               3.8%
Ireland                             3,028,408                               0.5%
Japan                              84,381,943                              13.9%
Mexico                             10,979,502                               1.8%
Netherlands                        38,788,946                               6.4%
Singapore                           6,709,642                               1.1%
Switzerland                        40,862,112                               6.7%
United Kingdom                    103,812,646                              17.1%
United States++                   228,442,667                              37.6%
--------------------------------------------------------------------------------
Total                            $607,656,567                             100.0%

++Includes Short-Term Securities and Other Securities (30.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                    Currency          Currency      Unrealized
Settlement Date                    Units Sold   Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/15/05               4,600,000      $  8,638,247     $ (355,251)
British Pound 5/20/05              21,600,000        40,494,475       (767,115)
Japanese Yen 3/4/05             2,200,000,000        21,314,332          70,844
Japanese Yen 4/15/05              825,000,000         8,019,779       (114,927)
Singapore Dollar 5/20/05            7,225,000         4,429,921        (15,592)
Swiss Franc 4/15/05                28,700,000        24,253,713     (1,023,645)
--------------------------------------------------------------------------------
Total                                              $107,150,467    $(2,205,686)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  45

Janus Adviser International Growth Fund (unaudited)

                                                               [PHOTO]
                                                               Brent Lynn
                                                               portfolio manager

================================================================================
Fund Strategy

This diversified fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.
================================================================================

Performance Overview

During the six months ended January 31, 2005, Janus Adviser International Growth Fund returned 21.52% for its I Shares, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index, which returned 16.68% for this same period.

Fears about accelerating inflation in the U.S. and a potential hard landing in the Chinese economy drove Asian markets lower last spring, with particular selling pressure on technology and commodity stocks. However, data points collected by Janus analysts during the summer and early fall indicated that some of the fears surrounding these events were overblown. Asian markets as well as technology and commodity stocks later saw a partial rebound, and our investments in these areas enabled the Fund to gain ground and outpace the Index.

Investment Strategy in This Environment

As a reflection of our conviction in our research, the general composition of the Fund has remained fairly stable. There was natural turnover as we found new investment opportunities and sold off stocks that we believed had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure remained at the high end of historical trends, as we continued to find that many of the most exciting investment ideas were based in Asia and Brazil. We have been impressed by a number of companies that improved their balance sheets and competitive positioning during the Asian economic downturn and are now ready to take advantage of a resurgence in demand.

Fund Composition

As of January 31, 2005, the Fund was fully invested, with approximately 102.6% of its total net assets invested in equities. The Fund's equity investments consisted primarily of foreign companies in a variety of industries and sizes, representing 102.0% of total net assets. A small 0.6% was invested in domestic stocks. On this same date, the Fund's top 10 equity holdings accounted for 33.7% of total net assets.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                       January 31, 2005          July 31, 2004

Reliance Industries, Ltd.                    5.6%                     6.3%
Samsung Electronics
  Company, Ltd.                              4.9%                     3.6%
Companhia Vale do
  Rio Doce (ADR)                             4.5%                     4.0%
OPAP S.A.                                    3.4%                     2.0%
Imerys S.A.                                  2.8%                     1.8%
Aracruz Celulose S.A. (ADR)                  2.7%                     2.6%
ASML Holding N.V.                            2.7%                        -
Sanofi-Aventis                               2.5%                     2.2%
British Sky Broadcasting
  Group PLC                                  2.4%                     1.5%
Hermes International                         2.2%                     2.1%

Strong Performers Included Materials, Semiconductor and Leisure Stocks

Among the strongest contributors to the Fund's performance during the period were Brazilian iron ore producer Companhia Vale do Rio Doce ("CVRD"), Samsung Electronics and OPAP.

CVRD, the world's largest exporter of iron ore used in the production of steel, benefited from strong global demand for steel, supply constraints in the iron ore industry and a low cost base.

South Korean Samsung Electronics was another strong contributor to the Fund's performance. Overall business trends and cash flows remain very solid at the company, and despite being a global leader in its main product lines, Samsung trades at a much lower valuation than key global peers. We believe there is significant upside potential for the stock and have retained our position.

OPAP, a company that operates sports betting and lottery programs in Greece, enjoyed an increase in its stock price as a new game based on the popular Keno format gained very rapid and widespread popular acceptance.


46  Janus Adviser Series  January 31, 2005

(unaudited)

Although our fundamental research process focuses on finding solid individual companies in any geography, some areas of investment impact performance more than others. For example, South Korea and Brazil were geographies where the Fund significantly outperformed the Index. This largely reflects some of the investments mentioned above.

Financial Services and Select Oil Companies Were Weak Performers

On the downside, several of our Japanese companies lost ground together with the Japanese market, which declined after months of strong performance. Examples within the portfolio included diversified financial companies such as Nomura Holdings as well as insurance company Millea Holdings.

Yukos, the Russian oil company, was also a negative contributor. Politically motivated measures by the Russian government to attack the company's founder and the company itself resulted in a very sharp decline in the stock. Because of ongoing political risk in this name, which is difficult to analyze, I sold the stock.

In terms of geographies, areas of weakness for the Fund included Germany, where a number of our individual holdings disappointed us, and Australia, a country where we had no investments but that contributed solidly to the performance of the Index during the period.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                   Janus Adviser       Morgan Stanley
                                   International   Capital International
                                    Growth Fund        EAFE(R) Index
                                    -----------        -------------

Commercial Banks                       10.2%                18.3%
Electric Products -
  Miscellaneous                         8.4%                 0.8%
Petrochemicals                          7.8%                 0.0%
Diversified Minerals                    5.1%                 1.3%
Paper and Related Products              4.5%                 0.5%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

Japan                                  14.8%
India                                  14.2%
Brazil                                 11.3%
South Korea                            11.2%
United Kingdom                         10.4%

Investment Strategy and Outlook

In a volatile market environment, the conviction to hold onto existing positions or buy new positions is critical. My conviction comes from the tremendous in-depth fundamental research our analyst team does on a daily basis. For example, Assistant Portfolio Manager Garth Yettick's meetings with numerous semiconductor, cell phone, and flat-panel display companies gave us more conviction in the short- and long-term prospects for Samsung Electronics. Dan Lyons' conversations with over 20 doctors helped us better understand the potential in Sanofi-Aventis' drug pipeline. Julian Pick's meetings with a variety of Japanese banks, real estate companies, private equity firms, and regulators gave us more comfort in our position in Mitsubishi Tokyo Financial Group. Jean Barnard's meetings with leading players across the U.K. media industry gave us more confidence in the sustainability of BSkyB's (British Sky Broadcasting) franchise. Laurent Saltiel's conversations with global steel manufacturers, iron ore producers and shipping companies gave us greater conviction in the earnings upside from CVRD's iron ore business.

Despite an uncertain geopolitical outlook, the global economy appears to be in reasonably good shape. Economic growth rates in the U.S. and Asia have decelerated, but consumption and production data points still indicate solid demand. Most importantly, based on our team's numerous meetings with company managements and their suppliers, customers, and competitors, I remain optimistic about the medium- and long-term prospects for the holdings in the Fund. I believe that the current valuations of our stocks do not fully reflect the growth opportunities and cash flow generation potential of these companies.

Throughout this turbulent period, I have not changed my investment approach. I believe that the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver superior long-term performance to you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.


                                      Janus Adviser Series  January 31, 2005  47

Janus Adviser International Growth Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                      Janus Adviser                 Morgan Stanley
                   International Growth        Capital International
                     Fund - I Shares                EAFE(R) Index
                     ---------------                -------------
  5/2/1994*              $10,000                       $10,000
 5/31/1994               $ 9,867                       $ 9,943
 6/30/1994               $ 9,635                       $10,083
 7/31/1994               $ 9,702                       $10,180
 8/31/1994               $ 9,910                       $10,421
 9/30/1994               $ 9,857                       $10,093
10/31/1994               $10,134                       $10,429
11/30/1994               $ 9,801                       $ 9,928
12/31/1994               $ 9,699                       $ 9,990
 1/31/1995               $ 9,318                       $ 9,606
 2/28/1995               $ 9,257                       $ 9,579
 3/31/1995               $ 9,326                       $10,176
 4/30/1995               $ 9,714                       $10,559
 5/31/1995               $ 9,881                       $10,433
 6/30/1995               $10,279                       $10,250
 7/31/1995               $10,976                       $10,888
 8/31/1995               $11,202                       $10,473
 9/30/1995               $11,299                       $10,677
10/31/1995               $11,076                       $10,390
11/30/1995               $11,245                       $10,679
12/31/1995               $11,920                       $11,110
 1/31/1996               $12,246                       $11,155
 2/29/1996               $12,599                       $11,193
 3/31/1996               $13,023                       $11,431
 4/30/1996               $13,504                       $11,763
 5/31/1996               $14,004                       $11,546
 6/30/1996               $14,366                       $11,611
 7/31/1996               $13,970                       $11,272
 8/31/1996               $14,705                       $11,297
 9/30/1996               $14,809                       $11,597
10/31/1996               $15,066                       $11,478
11/30/1996               $15,739                       $11,935
12/31/1996               $15,820                       $11,781
 1/31/1997               $16,202                       $11,369
 2/28/1997               $16,555                       $11,555
 3/31/1997               $16,721                       $11,597
 4/30/1997               $16,624                       $11,658
 5/31/1997               $17,455                       $12,417
 6/30/1997               $18,385                       $13,102
 7/31/1997               $19,142                       $13,314
 8/31/1997               $17,966                       $12,319
 9/30/1997               $19,301                       $13,010
10/31/1997               $18,205                       $12,010
11/30/1997               $18,106                       $11,887
12/31/1997               $18,375                       $11,991
 1/31/1998               $18,544                       $12,539
 2/28/1998               $19,869                       $13,344
 3/31/1998               $20,926                       $13,755
 4/30/1998               $21,384                       $13,864
 5/31/1998               $22,091                       $13,796
 6/30/1998               $22,396                       $13,901
 7/31/1998               $22,880                       $14,042
 8/31/1998               $19,731                       $12,302
 9/30/1998               $18,440                       $11,925
10/31/1998               $19,267                       $13,168
11/30/1998               $20,438                       $13,843
12/31/1998               $21,472                       $14,389
 1/31/1999               $22,351                       $14,346
 2/28/1999               $21,695                       $14,004
 3/31/1999               $22,230                       $14,589
 4/30/1999               $22,744                       $15,180
 5/31/1999               $22,452                       $14,398
 6/30/1999               $23,572                       $14,959
 7/31/1999               $24,057                       $15,404
 8/31/1999               $24,128                       $15,460
 9/30/1999               $24,602                       $15,616
10/31/1999               $26,622                       $16,201
11/30/1999               $32,238                       $16,764
12/31/1999               $38,934                       $18,268
 1/31/2000               $38,499                       $17,108
 2/29/2000               $46,498                       $17,568
 3/31/2000               $44,559                       $18,249
 4/30/2000               $40,590                       $17,289
 5/31/2000               $37,994                       $16,867
 6/30/2000               $39,974                       $17,526
 7/31/2000               $38,894                       $16,791
 8/31/2000               $40,931                       $16,937
 9/30/2000               $37,733                       $16,112
10/31/2000               $37,037                       $15,732
11/30/2000               $33,490                       $15,142
12/31/2000               $33,857                       $15,680
 1/31/2001               $34,727                       $15,672
 2/28/2001               $30,853                       $14,497
 3/31/2001               $28,211                       $13,531
 4/30/2001               $30,461                       $14,471
 5/31/2001               $29,909                       $13,960
 6/30/2001               $28,678                       $13,389
 7/31/2001               $27,372                       $13,146
 8/31/2001               $25,685                       $12,813
 9/30/2001               $23,112                       $11,515
10/31/2001               $23,965                       $11,810
11/30/2001               $25,260                       $12,245
12/31/2001               $26,143                       $12,318
 1/31/2002               $24,780                       $11,663
 2/28/2002               $24,663                       $11,745
 3/31/2002               $25,771                       $12,438
 4/30/2002               $24,822                       $12,463
 5/31/2002               $24,481                       $12,620
 6/30/2002               $23,011                       $12,118
 7/31/2002               $20,774                       $10,922
 8/31/2002               $20,763                       $10,897
 9/30/2002               $18,761                       $ 9,727
10/31/2002               $19,432                       $10,250
11/30/2002               $20,263                       $10,715
12/31/2002               $19,445                       $10,354
 1/31/2003               $18,407                       $ 9,922
 2/28/2003               $17,851                       $ 9,694
 3/31/2003               $17,487                       $ 9,504
 4/30/2003               $19,007                       $10,435
 5/31/2003               $20,387                       $11,068
 6/30/2003               $20,590                       $11,335
 7/31/2003               $21,254                       $11,610
 8/31/2003               $22,378                       $11,890
 9/30/2003               $22,731                       $12,256
10/31/2003               $24,497                       $13,020
11/30/2003               $24,486                       $13,310
12/31/2003               $26,208                       $14,350
 1/31/2004               $26,899                       $14,553
 2/29/2004               $27,773                       $14,889
 3/31/2004               $29,177                       $14,972
 4/30/2004               $27,082                       $14,634
 5/31/2004               $26,122                       $14,683
 6/30/2004               $26,100                       $15,005
 7/31/2004               $25,689                       $14,518
 8/31/2004               $25,948                       $14,582
 9/30/2004               $26,780                       $14,963
10/31/2004               $27,665                       $15,473
11/30/2004               $30,030                       $16,530
12/31/2004               $31,410                       $17,255
 1/31/2005               $31,182                       $16,939

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                           Fiscal           One           Five         Ten            Since
                                                       Year-to-Date +       Year          Year         Year         Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser International Growth Fund - A Shares
NAV                                                        16.63%          15.92%        (4.13)%      12.84%          11.16%
MOP                                                         9.86%           9.36%        (5.24)%      12.56%          10.93%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser International Growth Fund - C Shares
NAV                                                        21.16%          15.29%        (4.62)%      12.75%          11.16%
LOAD                                                       19.87%**        14.14%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser International Growth Fund - I Shares         21.52%          15.92%        (4.13)%      12.84%          11.16%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser International Growth Fund - R Shares         16.40%          15.67%        (4.36)%      12.84%          11.16%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index                                16.68%          16.40%        (0.20)%       5.84%          5.02%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Growth Index                         15.39%          11.27%        (5.38)%       3.32%          2.60%***
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
International Funds                                          N/A           241/863       356/515        N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - May 2, 1994

**Calculated to include contingent deferred sales charge applicable to Class C Shares

*** The Morgan Stanley Capital International EAFE(R) Growth Index's since inception returns calculated from April 30, 1994.


48  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                       Beginning Account Value          Ending Account Value          Expenses Paid During Period
Expense Example - A Shares                    (9/30/04)                       (1/31/05)                   (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                       $1,166.30                          $3.61
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                       $1,013.66                          $3.35
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value          Ending Account Value          Expenses Paid During Period
Expense Example - C Shares                    (8/1/04)                        (1/31/05)                   (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                       $1,211.60                          $9.64
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                       $1,016.48                          $8.79
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value          Ending Account Value          Expenses Paid During Period
Expense Example - I Shares                    (8/1/04)                        (1/31/05)                   (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                       $1,215.20                          $6.87
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                       $1,019.00                          $6.26
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value          Ending Account Value          Expenses Paid During Period
Expense Example - R Shares                    (9/30/04)                       (1/31/05)                   (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                       $1,164.00                          $5.44
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                       $1,011.96                          $5.06
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.98% for A Shares and 1.48% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.73% for C Shares and 1.23% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For I and R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  49

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 102.6%
Apparel Manufacturers - 3.6%
        540,471  Burberry Group PLC ...............................$  4,077,564
         32,860  Hermes International .............................   6,446,581
                                                                     10,524,145
Automotive - Cars and Light Trucks - 1.7%
        235,005  Maruti Udyog, Ltd. ...............................   2,432,952
        219,173  Tata Motors, Ltd. ................................   2,534,133
                                                                      4,967,085
Automotive - Truck Parts and Equipment - Original - 0.6%
         37,400  Autoliv, Inc. (SDR)# .............................   1,750,453
Broadcast Services and Programming - 1.0%
         51,584  Grupo Televisa S.A. (ADR) ........................   3,034,687
Building - Residential and Commercial - 0.6%
      3,706,100  Land and Houses Public Company, Ltd. .............     951,514
      3,157,100  Land and Houses Public Company, Ltd.
                   (NVDR) .........................................     810,563
                                                                      1,762,077
Building and Construction Products - Miscellaneous - 2.8%
         98,198  Imerys S.A. ......................................   8,205,141
Cellular Telecommunications - 1.0%
        133,604  KT Freetel* ......................................   2,931,341
Commercial Banks - 10.2%
        117,689  Anglo Irish Bank Corporation PLC .................   2,868,817
        525,700  Bangkok Bank Public Company, Ltd. ................   1,458,763
        493,000  DBS Group Holdings, Ltd. .........................   4,759,501
         10,569  Julius Baer Holding, Ltd. ........................   3,697,149
        137,100  Kookmin Bank* ....................................   5,882,398
            408  Mitsubishi Tokyo Financial Group, Inc. ...........   3,853,038
          1,076  Mizuho Financial Group, Inc. .....................   5,189,928
            386  UFJ Holdings, Inc.* ..............................   2,309,545
                                                                     30,019,139
Computer Services - 0.2%
         30,600  Park24 Company, Ltd. .............................     604,872
Computers - Peripheral Equipment - 0.8%
         38,869  Logitech International S.A.* .....................   2,379,234
Distribution/Wholesale - 0.6%
        309,500  Esprit Holdings, Ltd. ............................   1,789,568
Diversified Minerals - 5.1%
      1,762,290  Caemi Mineracao e Metalurgica S.A.* ..............   1,621,966
        443,695  Companhia Vale do Rio Doce (ADR) .................  13,421,774
                                                                     15,043,740
Diversified Operations - 4.0%
         86,823  Louis Vuitton Moet Hennessy S.A. .................   6,032,361
        238,023  Smiths Group PLC .................................   3,777,822
         61,400  XM Satellite Radio Holdings, Inc. - Class A ......   2,106,851
                                                                     11,917,034
Electric - Integrated - 1.1%
        260,854  Reliance Energy, Ltd. ............................   3,289,730
Electric Products - Miscellaneous - 8.4%
         59,850  LG Electronics, Inc. .............................   4,120,341
         30,140  Samsung Electronics Company, Ltd. ................  14,548,318
      1,465,000  Toshiba Corp. ....................................   5,933,353
                                                                     24,602,012
Electronic Components - Miscellaneous - 1.3%
        856,749  Hon Hai Precision Industry Company, Ltd. .........   3,768,888
Electronic Components - Semiconductors - 2.5%
      2,741,902  ARM Holdings PLC .................................   5,081,043
      3,751,000  Chartered Semiconductor Manufacturing, Ltd.* .....   2,314,866
                                                                      7,395,909
Finance - Consumer Loans - 0.4%
         18,000  Promise Company, Ltd. ............................   1,268,378
Finance - Mortgage Loan Banker - 2.0%
        324,558  Housing Development Finance
                   Corporation, Ltd. ..............................   5,782,641
Gambling-Non Hotel - 3.4%
        369,730  OPAP S.A. ........................................   9,899,437
Insurance Brokers - 2.2%
        165,165  Willis Group Holdings, Ltd.# .....................   6,388,582
Internet Connectivity Services - 1.4%
        115,160  NDS Group PLC (ADR)*,# ...........................   4,084,725
Internet Security - 1.2%
        148,595  Check Point Software Technologies, Ltd.
                   (New York Shares)* .............................   3,607,887
Machinery - Construction and Mining - 1.1%
        438,000  Komatsu, Ltd. ....................................   3,255,734
Medical - Drugs - 3.6%
         31,570  Roche Holding A.G. ...............................   3,362,862
         97,188  Sanofi-Aventis ...................................   7,252,931
                                                                     10,615,793
Metal - Aluminum - 0.5%
        383,300  National Aluminum Company, Ltd. ..................   1,554,097
Metal - Diversified - 0.5%
         42,205  Inco, Ltd.* ......................................   1,394,644
Miscellaneous Manufacturing - 1.1%
      1,427,640  FKI PLC ..........................................   3,392,795
Oil - Field Services - 0.7%
         12,179  Technip-Coflexip S.A. ............................   2,040,047
Oil Companies - Exploration and Production - 1.3%
         52,920  Niko Resources, Ltd. .............................   2,335,176
         85,130  Oil and Natural Gas Corporation, Ltd. ............   1,596,907
                                                                      3,932,083
Oil Companies - Integrated - 2.9%
         42,645  Lukoil (ADR) .....................................   5,287,980
        101,912  Suncor Energy, Inc. ..............................   3,261,677
                                                                      8,549,657
Paper and Related Products - 4.5%
        226,885  Aracruz Celulose S.A. (ADR) ......................   7,929,631
        173,800  Suzano Bahia Sul Papel e Celulose S.A. ...........     816,399
        219,900  UPM - Kymmene Oyj ................................   4,655,181
                                                                     13,401,211
Petrochemicals - 7.8%
        240,556  Indian Petrochemicals Corp. ......................     973,961
        220,810  LG Petrochemical Company, Ltd.* ..................   5,436,814
      1,349,871  Reliance Industries, Ltd. ........................  16,470,250
                                                                     22,881,025
Power Converters and Power Supply Equipment - 0.9%
        152,217  Bharat Heavy Electricals, Ltd. ...................   2,617,554
Property and Casualty Insurance - 1.0%
            210  Millea Holdings, Inc. ............................   2,902,711
Real Estate Management/Services - 1.2%
        274,000  Mitsubishi Estate Company, Ltd. ..................   3,466,879

See Notes to Schedules of Investments and Financial Statements


50  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Real Estate Operating/Development - 4.4%
      1,799,000  Hang Lung Properties, Ltd. .......................$  2,698,535
            537  NTT Urban Development Corp. ......................   2,408,467
        383,638  Sumitomo Realty & Development
                   Company, Ltd. ..................................   5,369,560
        282,000  Sun Hung Kai Properties, Ltd. ....................   2,612,149
                                                                     13,088,711
Retail - Automobile - 0.6%
         20,390  USS Company, Ltd. ................................   1,689,066
Retail - Miscellaneous/Diversified - 0.9%
         65,000  Ito-Yokado Company, Ltd. .........................   2,607,414
Semiconductor Components/Integrated Circuits - 2.0%
      3,611,000  Taiwan Semiconductor Manufacturing
                   Company, Ltd. ..................................   5,900,141
Semiconductor Equipment - 2.7%
        481,003  ASML Holding N.V.* ...............................   7,856,411
Soap and Cleaning Preparations - 1.2%
        968,246  Hindustan Lever, Ltd. ............................   3,545,393
Steel - Specialty - 1.1%
        167,800  Companhia Siderurgica Nacional S.A. (ADR)# .......   3,397,950
Telecommunication Equipment - 0.3%
      1,534,000  Foxconn International Holdings ...................     770,798
Telecommunication Services - 1.1%
        104,010  Amdocs, Ltd. (New York Shares)* ..................   3,094,298
Television - 2.4%
        662,938  British Sky Broadcasting Group PLC ...............   7,064,636
Tobacco - 1.3%
         32,608  ITC, Ltd. ........................................   1,017,231
            259  Japan Tobacco, Inc. ..............................   2,753,854
                                                                      3,771,085
Transportation - Railroad - 1.4%
        149,800  All America Latina Logistica .....................   3,987,420
--------------------------------------------------------------------------------
Total Common Stock (cost $221,305,379) ............................ 301,794,258
--------------------------------------------------------------------------------
Other Securities - 3.7%
     10,983,424  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $10,983,424) ............  10,983,424
--------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
     $1,300,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05 maturing 2/1/05
                   to be repurchased at $1,300,089
                   collateralized by $1,333,564
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $1,326,003 (cost $1,300,000) ..........   1,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $233,588,803) - 106.7% .............. 314,077,682
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (6.7)% ... (19,827,700)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$294,249,982
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value        % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                          $  8,178,150                               2.6%
Brazil                             33,281,991                              10.6%
Canada                              6,991,497                               2.2%
China                                 770,798                               0.2%
Finland                             4,655,181                               1.5%
France                             29,977,061                               9.5%
Greece                              9,899,437                               3.2%
Hong Kong                           5,310,684                               1.7%
India                              41,814,849                              13.3%
Ireland                             2,868,817                               0.9%
Israel                              3,607,887                               1.1%
Japan                              43,612,799                              13.9%
Mexico                              3,034,687                               1.0%
Netherlands                         7,856,411                               2.5%
Russia                              5,287,980                               1.7%
Singapore                           7,074,367                               2.3%
South Korea                        32,919,212                              10.5%
Switzerland                         9,439,245                               3.0%
Taiwan                              9,669,029                               3.1%
Thailand                            3,220,840                               1.0%
United Kingdom                     30,572,883                               9.7%
United States++                    14,033,877                               4.5%
--------------------------------------------------------------------------------
Total                            $314,077,682                             100.0%

++Includes Short-Term Securities and Other Securities (0.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  51

Janus Adviser Foreign Stock Fund (unaudited)

                                                               [PHOTO]
                                                               Jason Yee
                                                               portfolio manager

================================================================================
Fund Strategy

This non-diversified portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.
================================================================================

Performance Overview

For the six months ended January 31, 2005, Janus Adviser Foreign Stock Fund's I Shares appreciated 11.16%, compared to the 16.68% appreciation of the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) Index.

The disparity in performance between the Fund and the Index can be explained in part to our exposure to the insurance industry, where select fund holdings produced below-par results, and to the banking industry, where our lack of exposure prevented us from enjoying the solid gains produced in this area. Our overweight position in Netherlands-based businesses also worked against us. Meanwhile, an area in which we outperformed the Index was media, where a number of our stock-picks enjoyed strong gains. Our decision to invest a significant portion of the Fund's assets in the economically strong U.K. also contributed to our relative results.

Portfolio Composition

As of January 31, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 88.0% of total net assets, while 12.0% of the Fund's total net assets were invested in domestic companies. Only 1.2% of the Fund's overseas allocation was invested in emerging markets. Meanwhile, its cash position was 13.4%, a reflection of the relative scarcity of opportunities that meet my investment criteria. The Fund's top 10 equity holdings as of January 31, 2005, accounted for 40.6% of total net assets.

Weak Performers Included Select Insurance, Lodging and Food and Beverage Stocks

We were in the unusual situation this period wherein all but one of our stocks was able to make at least nominal gains. Our lone detractor was Japan-based Millea Holdings, a leading property and casualty insurer in Japan. During the period, Millea was pressured by skeptical sentiment toward the Japanese economic recovery and reflation. However, we continue to believe it is one of the best risk/reward opportunities in the portfolio and that the stock is trading below book value. Among other things, we're optimistic that Millea will benefit from Japan's structurally profitable property and casualty insurance industry and are encouraged by its ability to generate excess capital, which it is returning to shareholders.

It is a statistical anomaly that all but one of our holdings posted positive gains, and investors should not expect that kind of performance period after period. Regardless of these gains, the Fund's overall performance was held back due to the fact that a number of fund holdings failed to keep pace with the market's advance. These included Swiss food and beverage company Nestle, French hotelier Accor SA and Willis Group Holdings, an insurance holdings company based in the U.K.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                               January 31, 2005    July 31, 2004

Nipponkoa Insurance
  Company, Ltd.                                       6.6%            6.9%
Nippon Broadcasting System, Inc.                      5.3%            5.1%
Smiths Group PLC                                      4.6%            4.4%
British Sky Broadcasting
  Group PLC                                           4.1%               -
Syngenta A.G.                                         3.9%            3.3%
Tyco International, Ltd.
  (New York Shares)                                   3.4%            7.0%
Millea Holdings, Inc.                                 3.3%            4.0%
Willis Group Holdings, Ltd.                           3.3%               -
Pfeiffer Vacuum Technology A.G.                       3.2%            3.0%
Vivendi Universal S.A.                                2.9%            2.6%

Contributing to Performance Were Holdings Within the Industrial Conglomerates and Financial Services Sectors

The top contributor to the Fund's performance during the period was the Swiss agricultural chemical company Syngenta. Although the company's relatively mundane products and slow, steady growth hardly make for exciting reading, the company is in fact one of the leading global players in its industry. Syngenta enjoys many of the benefits that accrue to producers where capacity is concentrated among a very small number of competitors. But the most compelling aspect of the investment to us is simply its valuation. When we originally purchased the stock, it was trading at valuations we believed were very compelling relative to its ability to generate earnings and cash flow. Since then, we have been rewarded as markets have taken the stock back toward levels that reflect its true economic worth.


52  Janus Adviser Series  January 31, 2005

(unaudited)

Industrial conglomerate Tyco was another strong contributor. The company's management continued to execute on its restructuring program successfully, putting its balance sheet and accounting issues behind and focusing on improving the returns in each of its business segments. Meanwhile, U.K.-based Smiths Group
- an industrial conglomerate similar to Tyco in terms of product mix and competitive positioning - was another large contributor to performance. With an improving outlook for its electronics and defense business, continuing execution in its healthcare business, and a healthy backlog of orders for its explosives detection equipment, investors are once again focused on the high returns and earnings power of this company. Furthermore, the excellent management team at Smith's has a long track record of building shareholder value through timely and opportunistic acquisitions, and we believe will likely utilize some of their prodigious cash flow in this manner.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                        Janus Adviser          Morgan Stanley
                                        Foreign Stock      Capital International
                                            Fund                EAFE(R) Index
                                            ----                -------------

Property and Casualty Insurance             9.9%                    0.7%
Diversified Operations                      8.0%                    2.0%
Chemicals - Specialty                       6.7%                    0.3%
Radio                                       5.3%                    0.0%
Medical - Drugs                             5.1%                    7.0%

Top Countries - (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United Kingdom                             21.2%
Japan                                      20.7%
Netherlands                                12.0%
Switzerland                                 8.9%
Bermuda                                     6.7%

Investment Strategy and Outlook

With an investment time horizon of 2-3 years, it is possible that many of the attractive investments I have made recently have not yet contributed meaningfully to performance. While I of course hope that the Fund will perform well in any given period, my investment decisions are driven by the desire to compound our investments at attractive rates over longer periods of time. Tolerating small, short-term pain for much bigger potential long-term gain is fundamental to the contrarian nature of my investing style. Often times, this longer time horizon can be quite a competitive advantage, as I am willing to look beyond the shorter-term issues that the market may be myopically focused upon.

Along those lines, I have added a number of new positions to the Fund that I believe represent some of the most attractive risk/rewards across the global investment landscape, and I am delighted to have the opportunity to invest in these world-class businesses and management teams at such attractive prices.

An example is British Sky Broadcasting Group PLC, commonly known as BSkyB. This company is the dominant pay television broadcaster in the U.K. Although BSkyB declined sharply in the fall on concerns of slowing subscriber growth, increased capital expenditures, ramping subscriber acquisition costs, and a potentially more competitive broadcasting landscape, it has since rebounded. In taking the long view, I believe that BSkyB is making the right strategic moves by reinvesting in its business to further enhance its outstanding competitive position. Although this may add up to decreased profitability in the short term, I believe these necessary investments should result in increased market penetration, higher subscriber growth and excellent profit margins in the coming years. I have used the market's volatility to increase the Fund's exposure substantially.

Looking forward, I am cautiously optimistic about the environment for equities. While we are seeing slight signs of economic recovery around the globe, I believe valuations remain fair rather than overwhelmingly attractive. As such, I continue to wait patiently for compelling investment opportunities to reach my buy prices, much like BSkyB. The lack of overall market volatility always makes for a difficult environment for stock-pickers such as ourselves, but history teaches us that this should provide us with opportunities in the future.

In closing, I would like to thank you for your confidence and support. It is my unwavering belief that a solid investment process will lead to solid investment results over time. To that end, I believe that this has been reflected in the long-term results for shareholders since the Fund's inception more than three years ago. I look forward to more rewarding years in the future, and you can be assured that all of us here at Janus are steadfastly committed to delivering superior investment performance for our shareholders.

Thank you for your continued investment.


                                      Janus Adviser Series  January 31, 2005  53

Janus Adviser Foreign Stock Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                                            Morgan Stanley
                      Janus Adviser            Capital
                      Foreign Stock         International
                     Fund - I Shares        EAFE(R) Index
                     ---------------        -------------
  5/1/2001*              $10,000               $10,000
 5/31/2001               $10,010               $ 9,529
06/30/2001               $ 9,910               $ 9,139
07/31/2001               $ 9,830               $ 8,973
08/31/2001               $ 9,710               $ 8,746
09/30/2001               $ 8,790               $ 7,860
10/31/2001               $ 9,340               $ 8,061
11/30/2001               $10,100               $ 8,358
12/31/2001               $10,452               $ 8,408
01/31/2002               $10,362               $ 7,961
02/28/2002               $10,512               $ 8,017
03/31/2002               $11,413               $ 8,490
04/30/2002               $11,493               $ 8,507
05/31/2002               $11,493               $ 8,614
06/30/2002               $10,652               $ 8,272
07/31/2002               $ 9,511               $ 7,455
08/31/2002               $ 9,401               $ 7,438
09/30/2002               $ 8,450               $ 6,639
10/31/2002               $ 8,420               $ 6,996
11/30/2002               $ 9,010               $ 7,314
12/31/2002               $ 8,620               $ 7,068
01/31/2003               $ 8,129               $ 6,773
02/28/2003               $ 7,439               $ 6,617
03/31/2003               $ 7,248               $ 6,487
04/30/2003               $ 8,169               $ 7,123
05/31/2003               $ 8,720               $ 7,555
06/30/2003               $ 8,900               $ 7,737
07/31/2003               $ 9,391               $ 7,924
08/31/2003               $ 9,952               $ 8,116
09/30/2003               $ 9,911               $ 8,366
10/31/2003               $10,562               $ 8,887
11/30/2003               $10,883               $ 9,085
12/31/2003               $11,263               $ 9,795
01/31/2004               $11,554               $ 9,933
 2/29/2004               $11,845               $10,163
 3/31/2004               $11,875               $10,220
 4/30/2004               $11,855               $ 9,989
 5/31/2004               $11,845               $10,022
 6/30/2004               $12,397               $10,242
 7/31/2004               $11,965               $ 9,909
 8/31/2004               $11,805               $ 9,953
 9/30/2004               $11,825               $10,213
10/31/2004               $12,116               $10,562
11/30/2004               $12,939               $11,283
12/31/2004               $13,371               $11,778
 1/31/2005               $13,300               $11,562

Average Annual Total Return - for the periods ended January 31, 2005
--------------------------------------------------------------------------------
                                                 Fiscal       One      Since
                                             Year-to-Date+    Year   Inception*
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock Fund - A Shares
NAV                                              12.56%      12.08%     4.08%
MOP                                               6.08%       5.64%     2.45%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock Fund - C Shares
NAV                                              10.97%      14.59%     6.20%
LOAD                                              9.86%**    13.45%**
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock Fund - I Shares      11.16%      15.12%     7.89%
--------------------------------------------------------------------------------
Janus Adviser Foreign Stock Fund - R Shares      12.39%      11.60%     3.63%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R) Index                      16.68%      16.40%     3.94%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
International Funds                               N/A       300/863    118/641
--------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Schedules of Investments for index definitions.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The Fund's inception date - May 1, 2001

**Calculated to include contingent deferred sales charge applicable to Class C Shares


54  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                         Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - A Shares                      (9/30/04)                    (1/31/05)                 (9/30/04 - 1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00                    $1,125.60                         $5.49
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                     $1,000.00                    $1,011.82                         $5.19
------------------------------------------------------------------------------------------------------------------------------------
                                         Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - C Shares                      (8/1/04)                     (1/31/05)                 (8/1/04 - 1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00                    $1,109.70                        $12.02
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                     $1,000.00                    $1,013.81                        $11.47
------------------------------------------------------------------------------------------------------------------------------------
                                         Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - I Shares                      (8/1/04)                     (1/31/05)                 (8/1/04 - 1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00                    $1,111.60                         $9.37
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                     $1,000.00                    $1,016.33                         $8.94
------------------------------------------------------------------------------------------------------------------------------------
                                         Beginning Account Value        Ending Account Value        Expenses Paid During Period
Expense Example - R Shares                      (9/30/04)                    (1/31/05)                 (9/30/04 - 1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00                    $1,123.90                         $7.25
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                     $1,000.00                    $1,010.16                         $6.86
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.52% for A Shares and 2.01% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 2.26% for C Shares and 1.76% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I and R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  55

Janus Adviser Foreign Stock Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 84.3%
Advertising Services - 2.7%
          8,270  WPP Group PLC ......................................$   90,079
Beverages - Wine and Spirits - 2.3%
          5,502  Diageo PLC .........................................    75,081
Brewery - 2.4%
          2,328  Heineken N.V. ......................................    79,690
Broadcast Services and Programming - 1.2%
            660  Grupo Televisa S.A. (ADR) ..........................    38,828
Cable Television - 2.3%
          4,396  Shaw Communications, Inc. - Class B** ..............    76,033
Chemicals - Diversified - 1.4%
          1,141  Akzo Nobel N.V. ....................................    47,640
Chemicals - Specialty - 6.7%
            152  Givaudan S.A.** ....................................    95,919
          1,177  Syngenta A.G.*,** ..................................   126,663
                                                                        222,582
Diversified Operations - 8.0%
          9,671  Smiths Group PLC ...................................   153,495
          3,170  Tyco International, Ltd. (New York Shares) .........   114,564
                                                                        268,059
Diversified Operations-Commercial Services - 2.1%
         24,595  Rentokil Initial PLC ...............................    70,511
Electronic Components - Miscellaneous - 2.5%
          3,168  Koninklijke (Royal) Philips Electronics N.V. .......    82,840
Food - Diversified - 2.2%
            276  Nestle S.A.** ......................................    72,454
Home Decoration Products - 2.4%
          1,544  Hunter Douglas N.V. ................................    81,553
Hotels and Motels - 3.9%
            926  Accor S.A. .........................................    40,510
          2,850  Fairmont Hotels & Resorts, Inc.
                   (New York Shares)** ..............................    89,005
                                                                        129,515
Insurance Brokers - 3.3%
          2,805  Willis Group Holdings, Ltd. ........................   108,497
Machinery - Pumps - 3.2%
          2,243  Pfeiffer Vacuum Technology A.G. ....................   105,989
Medical - Drugs - 5.1%
          3,783  GlaxoSmithKline PLC ................................    83,838
          1,800  Takeda Pharmaceutical Company, Ltd. ................    85,603
                                                                        169,441
Miscellaneous Manufacturing - 2.8%
         39,894  FKI PLC ............................................    94,808
Multimedia - 2.9%
          3,105  Vivendi Universal S.A.* ............................    98,233
Property and Casualty Insurance - 9.9%
              8  Millea Holdings, Inc. ..............................   110,579
         33,000  Nipponkoa Insurance Company, Ltd. ..................   218,821
                                                                        329,400
Publishing - Books - 2.3%
          5,725  Reed Elsevier N.V. .................................    77,240
Publishing - Newspapers - 1.4%
         16,677  Independent News & Media PLC .......................    47,826
Publishing - Periodicals - 1.0%
          1,785  Wolters Kluwer N.V. ................................    32,180
Radio - 5.3%
          3,060  Nippon Broadcasting System, Inc. ...................   176,877
Rubber/Plastic Products - 2.9%
          5,000  Tenma Corp. ........................................    96,515
Television - 4.1%
         12,906  British Sky Broadcasting Group PLC .................   137,534
--------------------------------------------------------------------------------
Total Common Stock (cost $1,896,415) ................................ 2,809,405
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Soap and Cleaning Preparations - 2.3%
            857  Henkel KGaA (cost $55,007) .........................    76,803
--------------------------------------------------------------------------------
Repurchase Agreement - 12.0%
       $400,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $400,027
                   collateralized by $410,327
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $408,001 (cost $400,000) ................   400,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,351,422) - 98.6% ................... 3,286,208
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4% .......    46,096
--------------------------------------------------------------------------------
Net Assets - 100% ...................................................$3,332,304
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                    Value      % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                               $  223,061                            6.8%
Canada                                   165,038                            5.0%
France                                   138,743                            4.2%
Germany                                  182,792                            5.6%
Ireland                                   47,826                            1.5%
Japan                                    688,395                           20.9%
Mexico                                    38,828                            1.2%
Netherlands                              401,143                           12.2%
Switzerland                              295,036                            9.0%
United Kingdom                           705,346                           21.5%
Unites States++                          400,000                           12.2%
--------------------------------------------------------------------------------
Total                                 $3,286,208                          100.0%

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and                    Currency           Currency      Unrealized
Settlement Date                    Units Sold    Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 3/4/05                 90,000           $ 72,553        $(3,156)
Swiss Franc 4/15/05                    90,000             76,057         (2,952)
--------------------------------------------------------------------------------
Total                                                   $148,610        $(6,108)

See Notes to Schedules of Investments and Financial Statements


56  Janus Adviser Series  January 31, 2005

Janus Adviser Mid Cap Value Fund                          Subadvised by Perkins,
                                                          Wolf, McDonnell and
(unaudited)                                               Company, LLC

                                                          [PHOTO]
                                                          Robert Perkins
                                                          portfolio manager

                                                          [PHOTO]
                                                          Thomas Perkins
                                                          portfolio manager

                                                          [PHOTO]
                                                          Jeff Kautz
                                                          portfolio manager

================================================================================
Fund Strategy

This diversified fund buys stocks of mid-sized, undervalued companies that offer catalysts for improvement. The focus is on investing in those companies believed to have favorable reward to risk profiles.
================================================================================

Performance Overview

During the six months ended January 31, 2005, Janus Adviser Mid Cap Value Fund gained, returning 9.84% for its I Shares. This compares to a 15.88% gain for the Fund's benchmark, the Russell Midcap Value(R) Index and a 14.94% gain for the Russell Midcap(R) Index.

The largest part of the Fund's underperformance is due to our above-average cash position. We also suffered from our exposure to semiconductor stocks. Although our weighting in this group was relatively small during the period, accounting for only 2.6% of the Fund's total assets, it was our biggest detractor. We believe these volatile stocks are at depressed levels in a long-term context. Meanwhile, our longstanding overweight position in energy stocks was the largest contributor to the Fund's absolute performance, followed by our healthcare equipment and services holdings.

Strategy in this Environment

We continue to utilize our flexible charter to invest across a wide range of capitalizations and industries, seeking value wherever we find it. Our emphasis remains on finding shares with attractive risk/reward profiles that are selling at a discount to what we deem their true worth. We believe the differential in valuation between large and small cap, and value and growth has diminished, so at the margin, we are finding increasing opportunities in the larger mid caps, as well as out-of-favor growth stocks.

Portfolio Composition

Approximately 85.8% of the Fund's total net assets were invested in stocks as of January 31, 2005, while another 14.2% remained in cash. Our cash reserves reflect our risk sensitivity, our cautious market outlook, and the relative scarcity of investment opportunities that meet our standards. The Fund's top 10 equity holdings accounted for 14.6% of its total net assets as of January 31, 2005.

Growth Sectors Such as Healthcare and Retail were Generally Weak Performers

Although we had positive absolute returns from the healthcare sector, over the six months our substantial overweighting in these out-of-favor growth stocks underperformed the index. In particular, Odyssey Healthcare declined. This provider of hospice services suffered from a significant operational disappointment and has been eliminated from the Fund.

Among our retail holdings, Big Lots experienced a setback, hurt by continued softness in customer traffic and weak sales.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                               January 31, 2005    July 31, 2004

Berkshire Hathaway, Inc.
  - Class B                                           2.4%             1.8%
PNC Bank Corp.                                        1.5%             1.3%
Jacobs Engineering Group, Inc.                        1.4%             0.9%
CenturyTel, Inc.                                      1.4%                -
Laidlaw International, Inc.                           1.4%             1.2%
Old Republic International Corp.                      1.3%             1.1%
Independence Community
  Bank Corp.                                          1.3%                -
Deere & Co.                                           1.3%                -
State Street Corp.                                    1.3%             0.5%
Manpower, Inc.                                        1.3%                -

Strong Performers Included Select Financial and Cyclical Companies

Financials continued to be one of our largest sector investments and had a significant positive impact on the Fund in the period, with recently repurchased Franklin Resources and Legg Mason being the best performers in this group.

Also rewarding us were a number of cyclical shares with strong earnings reports and robust stock performance. Standouts included mining equipment manufacturer Joy Global and Precision Drilling, an oil well services and equipment company. Genuine Parts Company also contributed to our results. Genuine Parts, a distributor of


                                      Janus Adviser Series  January 31, 2005  55

Janus Adviser Mid Cap Value Fund (unaudited)

automotive and industrial replacement parts, continues to deliver consistent growth, backed by an exceptional balance sheet and a generous, expanding dividend. We continued to take gains in these stocks, trimming them as they approached our price targets.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                          Janus Adviser            Russell
                                              Mid Cap              Midcap(R)
                                            Value Fund           Value Index
                                            ----------           -----------

Oil Companies -
  Exploration and Production                   6.5%                  2.8%
Savings/Loan/Thrifts                           4.4%                  1.2%
Reinsurance                                    3.4%                  0.1%
Telephone - Integrated                         2.6%                  1.2%
Electronic Components -
  Semiconductors                               2.2%                  0.6%

Investment Strategy

With valuations near historic highs, we have found it increasingly difficult to find attractive risk/reward situations to replace the holdings that have met our expectations. We are also concerned that earnings comparisons will become more difficult as fiscal and monetary policy will be less stimulative in the future, and that the geopolitical situation will remain volatile. Given this outlook, we would prefer to remain patient, waiting for opportunities to emerge. Consequently, we may continue to hold a higher cash position than we otherwise might. Although this may dampen our ability to capitalize on short-term market upswings, we are more concerned about not suffering outsized losses in a market decline. We are confident that, over time, our longer-term focus should continue to deliver above-average returns relative to our benchmark.

Thank you for your continued investment in Janus Adviser Mid Cap Value Fund.


58  Janus Adviser Series  January 31, 2005

(unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                       Janus Adviser           Russell
                       Mid Cap Value       Midcap(R) Value
                      Fund - I Shares           Index
                      ---------------           -----
12/31/2002*              $10,000               $10,000
01/31/2003               $ 9,550               $ 9,723
02/28/2003               $ 9,480               $ 9,562
03/31/2003               $ 9,550               $ 9,594
04/30/2003               $10,110               $10,324
05/31/2003               $11,060               $11,233
06/30/2003               $11,040               $11,311
07/31/2003               $11,420               $11,663
08/31/2003               $11,980               $12,077
09/30/2003               $11,760               $11,983
10/31/2003               $12,520               $12,863
11/30/2003               $12,910               $13,235
12/31/2003               $13,561               $13,807
01/31/2004               $13,898               $14,171
2/29/2004                $14,265               $14,521
3/31/2004                $14,336               $14,545
4/30/2004                $14,010               $13,930
5/31/2004                $14,265               $14,287
6/30/2004                $14,713               $14,797
7/31/2004                $14,152               $14,396
8/31/2004                $14,152               $14,628
9/30/2004                $14,519               $15,053
10/31/2004               $14,733               $15,402
11/30/2004               $15,548               $16,442
12/31/2004               $15,994               $17,080
1/31/2005                $15,545               $16,682

Average Annual Total Return - for the periods ended January 31, 2005
--------------------------------------------------------------------------------
                                                 Fiscal       One       Since
                                             Year-to-Date+    Year    Inception*
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund - A Shares
NAV                                               7.16%      11.71%      23.47%
MOP                                               0.99%       5.29%      20.02%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund - C Shares
NAV                                               9.75%      11.70%      23.16%
LOAD                                              8.55%**    10.63%**
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund - I Shares       9.84%      11.86%      23.57%
--------------------------------------------------------------------------------
Janus Adviser Mid Cap Value Fund - R Shares       7.08%      11.19%      22.92%
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index                    15.88%      17.72%      22.82%
--------------------------------------------------------------------------------
Russell Midcap(R) Index                          14.94%      13.93%      26.86%
--------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Mid-Cap Value Funds                                N/A      159/229     140/202
--------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The Fund's inception date - December 31, 2002

**Calculated to include contingent deferred sales charge applicable to Class C Shares


                                      Janus Adviser Series  January 31, 2005  59

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                           Beginning Account Value      Ending Account Value      Expenses Paid During Period
Expense Example - A Shares                        (9/30/04)                  (1/31/05)                (9/30/04-1/31/05) *
---------------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                  $1,071.60                       $3.48
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                  $1,013.62                       $3.39
---------------------------------------------------------------------------------------------------------------------------------
                                           Beginning Account Value      Ending Account Value      Expenses Paid During Period
Expense Example - C Shares                        (8/1/04)                   (1/31/05)                (8/1/04-1/31/05) **
---------------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                  $1,097.50                       $9.20
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                  $1,016.43                       $8.84
---------------------------------------------------------------------------------------------------------------------------------
                                           Beginning Account Value      Ending Account Value      Expenses Paid During Period
Expense Example - I Shares                        (8/1/04)                   (1/31/05)                (8/1/04-1/31/05) **
---------------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                  $1,098.40                       $6.56
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                  $1,018.95                       $6.31
---------------------------------------------------------------------------------------------------------------------------------
                                           Beginning Account Value      Ending Account Value      Expenses Paid During Period
Expense Example - R Shares                        (9/30/04)                  (1/31/05)                (9/30/04-1/31/05) *
---------------------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00                  $1,070.80                       $5.24
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                       $1,000.00                  $1,011.92                       $5.09
---------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.99% for A Shares and 1.49% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.74% for C Shares and 1.24% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, this fund may have an increased position in cash for temporary defensive purposes.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


60  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                               Value
================================================================================
Common Stock - 85.8%
Advertising Agencies - 0.9%
          4,900  Interpublic Group of Companies, Inc.* .............$    63,945
          3,600  Omnicom Group, Inc. ...............................    305,604
                                                                        369,549
Agricultural Chemicals - 0.6%
         15,300  Agrium, Inc. (New York Shares) ....................    246,942
Applications Software - 0%
          3,600  Pinnacle Systems, Inc.* ...........................     15,408
Automotive - Truck Parts and Equipment - Original - 1.8%
          5,400  Lear Corp. ........................................    291,600
          6,000  Magna International, Inc. - Class A
                   (New York Shares) ...............................    454,440
                                                                        746,040
Beverages - Wine and Spirits - 0%
            200  Brown-Forman Corp. - Class B ......................      9,646
Brewery - 0.9%
          5,200  Adolph Coors Co. - Class B# .......................    387,920
Broadcast Services and Programming - 1.1%
         45,000  Liberty Media Corp. - Class A* ....................    469,800
Building - Residential and Commercial - 0.8%
          2,600  Pulte Homes, Inc. .................................    171,808
          2,700  Standard Pacific Corp. ............................    179,631
                                                                        351,439
Chemicals - Specialty - 1.3%
            750  Cytec Industries, Inc. ............................     38,250
         14,000  Lubrizol Corp. ....................................    504,420
                                                                        542,670
Coal - 0.6%
          6,600  Arch Coal, Inc. ...................................    241,230
Commercial Banks - 0.6%
          4,900  Compass Bancshares, Inc. ..........................    229,467
Commercial Services - 0.6%
         20,000  ServiceMaster Co. .................................    257,800
Commercial Services - Finance - 1.0%
          8,800  H&R Block, Inc. ...................................    425,128
Computers - Memory Devices - 0%
            500  Imation Corp. .....................................     17,245
Containers - Paper and Plastic - 0.2%
          3,700  Packaging Corporation of America ..................     82,547
Decision Support Software - 0.1%
          4,500  NetIQ Corp.* ......................................     52,920
Distribution/Wholesale - 1.2%
          4,100  Genuine Parts Co. .................................    173,553
          5,000  W.W. Grainger, Inc. ...............................    306,050
                                                                        479,603
Diversified Operations - 0.9%
          8,000  Dover Corp. .......................................    306,400
          4,700  Federal Signal Corp.# .............................     77,691
                                                                        384,091
Diversified Operations-Commercial Services - 0.5%
          8,900  Cendant Corp. .....................................    209,595
E-Commerce/Services - 0.8%
         14,000  IAC/InterActiveCorp* ..............................    339,220
Electronic Components - Miscellaneous - 0.5%
         17,000  Vishay Intertechnology, Inc.* .....................    222,190
Electronic Components - Semiconductors - 2.2%
          5,320  Advanced Micro Devices, Inc.*,# ...................     84,056
         15,000  Fairchild Semiconductor International, Inc.* ......    214,050
         20,900  Intersil Corp. - Class A ..........................    309,947
          3,300  QLogic Corp.* .....................................    126,324
         19,200  Zoran Corp.* ......................................    195,648
                                                                        930,025
Electronic Design Automation - 0.4%
          3,800  Cadence Design Systems, Inc.* .....................     50,654
          7,000  Synopsys, Inc.* ...................................    119,000
                                                                        169,654
Engineering - Research and Development Services - 1.4%
         11,600  Jacobs Engineering Group, Inc.* ...................    589,164
Enterprise Software/Services - 0.5%
         10,000  Sybase, Inc.* .....................................    194,700
Fiduciary Banks - 1.9%
          8,300  Mellon Financial Corp. ............................    243,605
         12,000  State Street Corp. ................................    537,720
                                                                        781,325
Finance - Commercial - 0.8%
          8,000  CIT Group, Inc. ...................................    322,960
Finance - Investment Bankers/Brokers - 0.5%
          2,700  Legg Mason, Inc. ..................................    208,521
Food - Diversified - 0.5%
          6,000  H.J. Heinz Co. ....................................    226,860
Food - Wholesale/Distribution - 0.9%
         12,000  Supervalu, Inc. ...................................    379,320
Forestry - 0.7%
          8,000  Plum Creek Timber Company, Inc. ...................    285,760
Gas - Distribution - 0.4%
          5,800  ONEOK, Inc. .......................................    160,660
Health Care Cost Containment - 0.4%
          5,100  McKesson Corp. ....................................    175,899
Hospital Beds and Equipment - 0.6%
          4,800  Hillenbrand Industries, Inc. ......................    260,784
Hotels and Motels - 0.3%
          4,600  Fairmont Hotels & Resorts, Inc.
                   (New York Shares) ...............................    143,658
Human Resources - 1.3%
         11,000  Manpower, Inc. ....................................    535,150
Industrial Gases - 0.6%
          4,100  Air Products and Chemicals, Inc. ..................    241,531
Internet Applications Software - 0.2%
          5,500  Verity, Inc.* .....................................     66,385
Internet Security - 0.5%
          9,200  Check Point Software Technologies, Ltd.
                   (New York Shares)* ..............................    223,376
Investment Management and Advisory Services - 1.5%
          6,700  Federated Investors, Inc. - Class B ...............    196,846
          3,000  Franklin Resources, Inc. ..........................    203,580
          9,800  Waddell & Reed Financial, Inc. - Class A ..........    214,326
                                                                        614,752
Machinery - Construction and Mining - 0.1%
          1,850  Joy Global, Inc. ..................................     51,671
Machinery - Farm - 1.3%
          7,900  Deere & Co. .......................................    548,497

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  61

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Medical - Biomedical and Genetic - 0.7%
          6,700  Millipore Corp.* ..................................$   291,651
Medical - Drugs - 0.6%
          7,900  Endo Pharmaceuticals Holdings, Inc.* ..............    165,979
          4,500  Priority Healthcare Corp. - Class B*,# ............    103,770
                                                                        269,749
Medical - Generic Drugs - 1.1%
         26,000  Perrigo Co. .......................................    445,900
Medical - Hospitals - 1.5%
          4,700  HCA, Inc. .........................................    209,244
         11,300  Health Management Associates, Inc. - Class A# .....    249,504
          4,400  LifePoint Hospitals, Inc.* ........................    166,320
                                                                        625,068
Medical - Nursing Homes - 0.7%
          8,400  Manor Care, Inc. ..................................    290,220
Medical Instruments - 0.4%
          4,600  Boston Scientific Corp.* ..........................    152,076
Medical Labs and Testing Services - 0.5%
          4,000  Laboratory Corporation of America Holdings* .......    191,400
Medical Products - 0.8%
          4,800  Henry Schein, Inc.* ...............................    326,688
Medical Sterilization Products - 0.9%
         15,000  Steris Corp.* .....................................    355,800
Multi-Line Insurance - 1.3%
         24,000  Old Republic International Corp. ..................    556,800
Multimedia - 1.2%
          9,400  Belo Corp. - Class A ..............................    219,866
          3,000  McGraw-Hill Companies, Inc. .......................    271,500
                                                                        491,366
Networking Products - 0.5%
         18,400  Foundry Networks, Inc.* ...........................    189,152
Non-Hazardous Waste Disposal - 1.2%
          8,500  Republic Services, Inc. ...........................    280,245
          7,500  Waste Management, Inc. ............................    217,500
                                                                        497,745
Office Automation and Equipment - 0.2%
          5,500  Xerox Corp.* ......................................     87,340
Oil - Field Services - 1.0%
          8,500  BJ Services Co. ...................................    408,425
Oil and Gas Drilling - 1.7%
          5,800  Nabors Industries, Ltd.* ..........................    292,320
          9,000  Patterson-UTI Energy, Inc. ........................    175,050
          3,800  Precision Drilling Corp.* .........................    259,160
                                                                        726,530
Oil Companies - Exploration and Production - 6.5%
          5,000  Apache Corp. ......................................    272,100
          3,500  Cimarex Energy Co.* ...............................    126,875
          8,000  Devon Energy Corp. ................................    325,360
          4,800  Houston Exploration Co.* ..........................    260,208
          7,700  Newfield Exploration Co.* .........................    471,240
          4,900  Noble Energy, Inc. ................................    289,933
          5,500  Patina Oil & Gas Corp. ............................    201,740
          4,400  Pioneer Natural Resources Co. .....................    168,916
          5,200  Stone Energy Corp.* ...............................    222,560
          7,700  Unocal Corp. ......................................    366,289
                                                                      2,705,221
Oil Field Machinery and Equipment - 1.1%
          8,000  Cooper Cameron Corp.* .............................    451,280
Paper and Related Products - 1.7%
          6,600  Rayonier, Inc. ....................................    293,700
         10,800  Smurfit-Stone Container Corp.* ....................    162,432
          4,000  Temple-Inland, Inc. ...............................    254,400
                                                                        710,532
Pharmacy Services - 1.3%
          3,400  Accredo Health, Inc.* .............................    101,252
         14,500  Omnicare, Inc. ....................................    445,875
                                                                        547,127
Photo Equipment and Supplies - 0.5%
          6,000  Eastman Kodak Co.# ................................    198,540
Pipelines - 0.6%
          7,800  Western Gas Resources, Inc. .......................    237,510
Property and Casualty Insurance - 0.4%
          3,000  Mercury General Corp. .............................    170,700
Publishing - Newspapers - 1.1%
         11,600  Tribune Co. .......................................    463,768
Publishing - Periodicals - 0.4%
         10,000  Reader's Digest Association, Inc. .................    161,200
Radio - 0.8%
         12,800  Cox Radio, Inc. - Class A* ........................    201,728
          4,600  Westwood One, Inc.* ...............................    111,090
                                                                        312,818
Reinsurance - 3.4%
            329  Berkshire Hathaway, Inc. - Class B* ...............    985,062
          2,500  Everest Re Group, Ltd. ............................    217,250
          4,800  IPC Holdings, Ltd. ................................    202,608
                                                                      1,404,920
REIT - Apartments - 0.8%
          4,500  Archstone-Smith Trust, Inc. .......................    154,350
          4,000  Home Properties, Inc. .............................    161,600
                                                                        315,950
REIT - Office Property - 1.5%
          3,500  Alexandria Real Estate Equities, Inc. .............    232,960
          3,690  Prentiss Properties Trust .........................    132,213
         14,895  Trizec Properties, Inc. ...........................    263,790
                                                                        628,963
REIT - Regional Malls - 0.4%
          3,090  Macerich Co. ......................................    176,779
Retail - Apparel and Shoe - 0.9%
          8,100  AnnTaylor Stores Corp.* ...........................    174,069
          8,000  Talbots, Inc. .....................................    216,560
                                                                        390,629
Retail - Auto Parts - 0.4%
          4,200  Advance Auto Parts, Inc.* .........................    181,020
Retail - Discount - 0.5%
         18,000  Big Lots, Inc.* ...................................    202,680
Retail - Drug Store - 0.7%
          6,000  CVS Corp. .........................................    278,100
Retail - Major Department Stores - 0.5%
         14,700  Saks, Inc.* .......................................    209,181
Retail - Restaurants - 1.3%
          8,300  Bob Evans Farms, Inc. .............................    202,188
          4,100  Brinker International, Inc.* ......................    154,201
          4,700  Wendy's International, Inc. .......................    184,334
                                                                        540,723
Retail - Toy Store - 0.4%
          7,600  Toys R Us, Inc.* ..................................    163,020

See Notes to Schedules of Investments and Financial Statements


62  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Rubber - Tires - 0.7%
         12,600  Cooper Tire & Rubber Co. ..........................$   272,286
Savings/Loan/Thrifts - 4.4%
          8,500  Astoria Financial Corp. ...........................    319,940
         13,000  Brookline Bancorp, Inc. ...........................    207,870
         14,000  Independence Community Bank Corp. .................    550,200
          3,500  People's Bank .....................................    129,605
         12,700  Provident Financial Services, Inc. ................    229,489
         15,700  Washington Federal, Inc. ..........................    408,985
                                                                      1,846,089
Semiconductor Components/Integrated Circuits - 0.7%
         24,000  Integrated Device Technology, Inc.* ...............    281,760
Steel - Producers - 0.4%
          4,800  Steel Dynamics, Inc. ..............................    181,440
Super-Regional Banks - 2.2%
         11,000  PNC Bank Corp. ....................................    592,570
          4,600  SunTrust Banks, Inc. ..............................    331,292
                                                                        923,862
Telephone - Integrated - 2.6%
          5,000  ALLTEL Corp. ......................................    275,200
         18,000  CenturyTel, Inc. ..................................    586,800
         16,200  IDT Corp.* ........................................    230,526
                                                                      1,092,526
Toys - 0.4%
          9,500  Mattel, Inc. ......................................    184,775
Transportation - Railroad - 0.3%
          7,300  Kansas City Southern* .............................    127,458
Transportation - Services - 1.4%
         26,800  Laidlaw International, Inc.* ......................    583,436
Transportation - Truck - 1.4%
          8,500  USF Corp. .........................................    280,160
         13,400  Werner Enterprises, Inc. ..........................    285,688
                                                                        565,848
Wireless Equipment - 0.4%
         18,000  Wireless Facilities, Inc.*,# ......................    153,360
--------------------------------------------------------------------------------
Total Common Stock (cost $32,865,209) .............................. 35,760,513
--------------------------------------------------------------------------------
Other Securities - 2.3%
        958,575  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $958,575) ................    958,575
--------------------------------------------------------------------------------
Repurchase Agreement - 15.9%
     $6,600,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $6,600,453
                   collateralized by $6,770,403
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $6,732,014 (cost $6,600,000) ...........  6,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $40,423,784) - 104.0% ................ 43,319,088
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.0)% .... (1,673,810)
--------------------------------------------------------------------------------
Net Assets - 100% ..................................................$41,645,278
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                  Value       % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                            $   712,178                              1.6%
Canada                               1,104,200                              2.6%
Israel                                 223,376                              0.5%
United States++                     41,279,334                             95.3%
--------------------------------------------------------------------------------
Total                              $43,319,088                            100.0%

++Includes Short-Term Securities and Other Securities (77.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  63

Janus Adviser Small Company Value Fund                             Subadvised by
                                                                   Bay Isle
(unaudited)                                                        Financial LLC

                                                               [PHOTO]
                                                               Jakob Holm
                                                               portfolio manager

================================================================================
Fund Strategy

This diversified fund invests primarily in common stocks of small-sized companies whose stock prices are believed to be undervalued.
================================================================================

Performance Overview

During the six months ended January 31, 2005, Janus Adviser Small Company Value Fund gained, returning 11.35% for its I Shares. This compares to a 14.24% gain for the Fund's benchmark, the Russell 2000(R) Value Index.

Our gains were held in check by the weaker-than-expected results of a number of our holdings in the materials and hotels, restaurants and leisure sectors. However, helping the Fund to gain ground were a number of individual stock picks within the healthcare equipment and services group and the banking sector.

Strategy in this Environment

The underperformance was not limited to one sector. Rather, as a whole, the Fund simply did not appreciate as much as the benchmark. Part of our investment process is to focus on stocks that we believe have below-average risk, primarily in the form of leverage. This characteristic can lead to a portfolio that does not rise as much as the market during periods of rapid appreciation, which was the case for us during the year. The corollary is the expectation of outperformance during weaker markets.

Portfolio Composition

Approximately 99.3 % of the Fund's total net assets were invested in stocks as of January 31, 2005, while another 0.7% remained in cash. The Fund's top 10 equity holdings accounted for 18.9% of its total net assets as of January 31, 2005.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                            January 31, 2005       July 31, 2004

Steiner Leisure, Ltd.                             2.5%                  2.0%
Applied Industrial
  Technologies, Inc.                              2.1%                  2.3%
RC2 Corp.                                         2.0%                  2.3%
Ruddick Corp.                                     1.9%                  1.8%
Dycom Industries, Inc.                            1.8%                  1.8%
AMERIGROUP Corp.                                  1.8%                  1.7%
TriCo Bancshares                                  1.8%                  1.5%
Zale Corp.                                        1.7%                  1.8%
Jakks Pacific, Inc.                               1.7%                  1.7%
FirstFed Financial Corp.                          1.6%                  1.4%

Healthcare, Industrials and Consumer Stocks Were Among the Fund's Stronger Performers

Our top contributor during the period was AMERIGROUP, a managed healthcare company. The company recently closed its acquisition of CarePlus Health Plan in New York. This acquisition is accretive, leading to an increase in projected earnings for 2005. In our opinion, this stock remains reasonably cheap relative to its peers.

Another strong performer was Applied Industrial Technologies, a distributor of industrial and fluid power products. Industrial production continued to increase during the period, and Applied Industrial Technologies was a direct beneficiary of this trend. More recently, the company announced that it expects quarterly revenue to grow roughly 12%, which is at the high end of the company's estimated range.

Steiner Leisure, a provider of spa services on cruise ships, also topped our list of significant performers. Higher attendance levels in the cruise ship industry and positive sentiment pushed this stock higher. During the period, Steiner renewed its contract with Princess Cruise Lines, which is closing its in-house spas and will therefore depend on Steiner to fill this much-desired service on its ships.

Weak Performers Included a Manufacturer of Gambling Machines as Well as Technology and Electronics Companies

Multimedia Games, a designer and manufacturer of gambling machines, proved to be the period's most disappointing stock. The company revealed to investors that earnings growth this year would be significantly less than expected. We continue to hold the stock due to its very modest valuation but are keeping a very close eye on it.


64  Janus Adviser Series  January 31, 2005

(unaudited)

Zoran, a developer of chips for DVD players and digital cameras, also posted very disappointing performance. Zoran reported that its chips were not selling as well as expected particularly due to weaker demand in China. Inventory build-up seems to have caught the company unaware and this has led to lower revenue and higher-than-expected pressure on the average selling price of Zoran's chips. We continue to hold the stock primarily due to its low valuation.

KEMET, a manufacturer of passive electronic components used in electronic equipment that store energy in the form of an electrostatic field, also declined. The stock fell as doubts arose over the strength of the technology industry. We continue to hold the stock as we believe valuations remain attractive.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

                                             Janus Adviser
                                             Small Company    Russell 2000(R)
                                              Value Fund        Value Index
                                              ----------        -----------
Commercial Banks                                 18.2%            10.7%
Savings/Loan/Thrifts                              5.0%             3.3%
Oil Companies -
  Exploration and Production                      3.4%             3.1%
Machinery -
  General Industrial                              3.2%             0.8%
Food - Retail                                     3.1%             0.3%

Investment Strategy and Outlook

It is a new year and one of Wall Street's favorite exercises, forecasting, has long been underway. Several issues are weighing on the market. Foremost is the pace of the Federal Reserve Bank's campaign to raise interest rates. We believe the Fed is clearly concerned that its monetary policy is too loose, leading to a new asset bubble and excessive risk-taking. In addition, the possible re-emergence of inflation remains a concern of the Federal Reserve Board.

The specter of the twin deficits (the current account deficit and the budget deficit) getting out of control clearly worries the market. President Bush's ambitious legislative agenda, with Social Security privatization and tax code reform as top priorities, could add further to the already significant budget deficit. Any hint that these deficits are becoming too large would likely stir the markets and drive interest rates up further.

We believe the pace of job creation will have a significant impact on the market as we progress through 2005. Job creation during this recovery has been somewhat lackluster by historical standards, and if the pace either slows or comes to a halt, the market will likely suffer.

We continue to monitor the dollar and its decline with great interest. A continued, orderly decline will probably not cause any disruption in the U.S. economy and may even be beneficial as U.S. exports become more competitive. Currencies, unfortunately, have a habit of descending in a disorderly fashion, which could cause great disruption for the U.S. and world economies.

The credit spread (the difference between a composite of B-rated bonds and the 10-year Treasury note) has narrowed significantly during the last two years, indicating a distinct appetite for risk among investors. Nonetheless, we believe this spread will widen, and investors will again be intrigued by higher-quality companies with lower credit risk - in other words, the companies we prefer to invest in. We will continue to diligently search for new investment candidates in an effort to enhance the performance of the Fund, relying on both the process and discipline that characterize this Fund.

Thank you for your continued investment and confidence.


                                      Janus Adviser Series  January 31, 2005  65

Janus Adviser Small Company Value Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                      Janus Adviser
                   Small Company Value       Russell 2000(R)
                     Fund - I Shares          Value Index
                     ---------------          -----------
3/28/2002*               $10,000               $10,000
3/31/2002                $10,000               $10,000
04/30/2002               $10,230               $10,352
05/31/2002               $ 9,970               $10,010
06/30/2002               $ 9,780               $ 9,788
07/31/2002               $ 8,780               $ 8,334
08/31/2002               $ 8,770               $ 8,297
09/30/2002               $ 8,260               $ 7,704
10/31/2002               $ 8,350               $ 7,820
11/30/2002               $ 8,920               $ 8,444
12/31/2002               $ 8,550               $ 8,083
01/31/2003               $ 8,310               $ 7,856
02/28/2003               $ 8,290               $ 7,592
03/31/2003               $ 8,370               $ 7,673
04/30/2003               $ 8,990               $ 8,401
05/31/2003               $ 9,770               $ 9,259
06/30/2003               $10,020               $ 9,416
07/31/2003               $10,570               $ 9,886
08/31/2003               $10,980               $10,261
09/30/2003               $10,780               $10,143
10/31/2003               $11,510               $10,971
11/30/2003               $11,990               $11,392
12/31/2003               $12,244               $11,804
01/31/2004               $12,446               $12,212
2/29/2004                $12,609               $12,448
3/31/2004                $12,831               $12,620
4/30/2004                $12,122               $11,968
5/31/2004                $12,224               $12,112
6/30/2004                $13,004               $12,727
7/31/2004                $12,457               $12,142
8/31/2004                $12,507               $12,261
9/30/2004                $13,105               $12,746
10/31/2004               $13,145               $12,944
11/30/2004               $13,996               $14,093
12/31/2004               $14,353               $14,429
1/31/2005                $13,859               $13,871

Average Annual Total Return - for the periods ended January 31, 2005
---------------------------------------------------------------------------------------------------------
                                                               Fiscal           One           Since
                                                           Year-to-Date+        Year        Inception*
---------------------------------------------------------------------------------------------------------
Janus Adviser Small Company Value Fund - A Shares
NAV                                                            5.84%           10.99%         11.74%
MOP                                                           (0.25)%           4.61%          9.44%
---------------------------------------------------------------------------------------------------------
Janus Adviser Small Company Value Fund - C Shares
NAV                                                           11.10%           10.82%         11.80%
LOAD                                                           9.96%**          9.78%**
---------------------------------------------------------------------------------------------------------
Janus Adviser Small Company Value Fund - I Shares             11.35%           11.35%         12.15%
---------------------------------------------------------------------------------------------------------
Janus Adviser Small Company Value Fund - R Shares              5.60%           10.41%         11.33%
---------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index                                   14.24%           13.59%         12.18%
---------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Small-Cap Core Funds                                            N/A           280/560         85/473
---------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Returns shown for Janus Adviser Small Company Value Fund - I Shares and - C Shares for periods prior to April 17, 2003 and April 22, 2003, respectively, are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Effective March 1, 2005, Jakob Holm assumes responsibility as the sole portfolio manager of the Fund.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The Fund's inception date - March 28, 2002

**Calculated to include contingent deferred sales charge applicable to Class C Shares


66  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                       Beginning Account Value         Ending Account Value         Expenses Paid During Period
Expense Example - A Shares                    (9/30/04)                     (1/31/05)                   (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                     $1,058.40                          $5.21
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                     $1,011.92                          $5.09
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value         Ending Account Value         Expenses Paid During Period
Expense Example - C Shares                    (8/1/04)                      (1/31/05)                   (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                     $1,111.00                          $11.92
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                     $1,013.91                          $11.37
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value         Ending Account Value         Expenses Paid During Period
Expense Example - I Shares                    (8/1/04)                      (1/31/05)                   (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                     $1,113.50                          $9.27
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                     $1,016.43                          $8.84
------------------------------------------------------------------------------------------------------------------------------------
                                       Beginning Account Value         Ending Account Value         Expenses Paid During Period
Expense Example - R Shares                    (9/30/04)                     (1/31/05)                   (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                     $1,056.00                          $6.95
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                   $1,000.00                     $1,010.23                          $6.80
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 1.49% for A Shares and 1.99% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 2.24% for C Shares and 1.74% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Bay Isle Financial LLC is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes.


                                      Janus Adviser Series  January 31, 2005  67

Janus Adviser Small Company Value Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 99.3%
Building and Construction - Miscellaneous - 1.8%
         14,472  Dycom Industries, Inc.* ...........................$   393,204
Building Products - Lighting Fixtures - 1.4%
          3,834  Genlyte Group, Inc.* ..............................    306,758
Capacitators - 0.5%
         12,336  KEMET Corp.* ......................................    104,239
Chemicals - Diversified - 0.8%
          3,595  FMC Corp.* ........................................    169,648
Chemicals - Specialty - 1.0%
          6,108  Cabot Corp. .......................................    213,780
Collectibles - 2.0%
         15,295  RC2 Corp.* ........................................    442,790
Commercial Banks - 18.2%
          8,074  1st Source Corp. ..................................    193,534
          3,736  BancFirst Corp. ...................................    286,701
          2,489  BancorpSouth, Inc. ................................     54,260
         11,355  Bank of Granite Corp. .............................    226,532
          8,618  Camden National Corp. .............................    321,020
         12,613  Community Bank System, Inc. .......................    300,820
          1,773  First Citizens BancShares, Inc. - Class A .........    251,766
         10,870  First Commonwealth Financial Corp. ................    155,985
          8,669  First Financial Corp. .............................    274,374
          6,460  First of Long Island Corp. ........................    316,540
          6,810  Omega Financial Corp. .............................    217,171
          9,166  Peoples Bancorp, Inc. .............................    249,774
          8,571  Simmons First National Corp. - Class A ............    232,531
         17,549  TriCo Bancshares ..................................    386,603
          3,333  UMB Financial Corp. ...............................    182,782
         10,276  Washington Trust Bancorp, Inc. ....................    306,739
                                                                      3,957,132
Commercial Services - 2.5%
         17,722  Steiner Leisure, Ltd.* ............................    549,719
Computer Services - 0.9%
          3,865  CACI International, Inc.* .........................    201,560
Consulting Services - 1.3%
         14,440  FTI Consulting, Inc.* .............................    280,136
Distribution/Wholesale - 1.6%
          7,790  United Stationers, Inc.* ..........................    338,164
Electric - Integrated - 1.2%
          4,680  Central Vermont Public Service Corp. ..............    108,108
          5,860  Otter Tail Corp. ..................................    146,500
                                                                        254,608
Electronic Components - Miscellaneous - 0.5%
          9,788  Plexus Corp.* .....................................    112,758
Electronic Components - Semiconductors - 0.6%
         12,262  Zoran Corp.* ......................................    124,950
Entertainment Software - 1.1%
          6,945  Take-Two Interactive Software, Inc.* ..............    244,811
Environmental Consulting and Engineering - 0.7%
         10,330  TRC Companies, Inc.* ..............................    163,007
Food - Canned - 1.0%
         20,030  Del Monte Foods Co.* ..............................    225,938
Food - Diversified - 1.3%
          6,005  J & J Snack Foods Corp. ...........................    289,741
Food - Retail - 3.1%
         19,081  Ruddick Corp. .....................................    402,610
          6,969  Weis Markets, Inc. ................................    265,170
                                                                        667,780
Footwear and Related Apparel - 0.7%
          8,380  Steven Madden, Ltd.* ..............................    160,896
Gas - Distribution - 1.1%
          4,252  Atmos Energy Corp. ................................    117,780
          5,588  Piedmont Natural Gas Company, Inc. ................    129,810
                                                                        247,590
Human Resources - 1.2%
         33,193  Spherion Corp.* ...................................    258,905
Internet Applications Software - 3.0%
         20,359  Interwoven, Inc.* .................................    185,470
         32,401  Stellent, Inc.* ...................................    277,029
        142,498  Vignette Corp.* ...................................    186,672
                                                                        649,171
Leisure and Recreation Products - 0.6%
         15,170  Multimedia Games, Inc.* ...........................    133,648
Machinery - General Industrial - 3.2%
         15,551  Applied Industrial Technologies, Inc. .............    450,046
         12,506  Stewart & Stevenson Services, Inc. ................    255,623
                                                                        705,669
Medical - HMO - 1.8%
          9,452  AMERIGROUP Corp.* .................................    388,572
Medical - Nursing Homes - 1.5%
         11,895  Kindred Healthcare, Inc.* .........................    325,804
Medical Instruments - 1.3%
          6,920  Datascope Corp. ...................................    273,617
Medical Labs and Testing Services - 1.4%
          7,240  Covance, Inc.* ....................................    307,700
Medical Products - 1.3%
          3,686  Cooper Companies, Inc. ............................    282,716
Multi-Line Insurance - 1.3%
          9,005  American Financial Group, Inc. ....................    277,264
Non-Ferrous Metals - 0.8%
          7,032  RTI International Metals, Inc.* ...................    171,581
Office Furnishings - Original - 1.3%
          7,096  HNI, Corp. ........................................    286,324
Oil - Field Services - 1.2%
          9,207  Tetra Technologies, Inc.* .........................    256,875
Oil and Gas Drilling - 1.3%
          4,788  Atwood Oceanics, Inc.* ............................    292,068
Oil Companies - Exploration and Production - 3.4%
          5,550  Forest Oil Corp.* .................................    186,980
          3,245  Houston Exploration Co.* ..........................    175,911
          6,850  Plains Exploration & Production Co.* ..............    197,143
          4,235  St. Mary Land & Exploration Co. ...................    182,147
                                                                        742,181
Oil Field Machinery and Equipment - 1.6%
          2,850  Cooper Cameron Corp.* .............................    160,769
          5,534  Maverick Tube Corp.* ..............................    188,488
                                                                        349,257

See Notes to Schedules of Investments and Financial Statements


68  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Paper and Related Products - 0.8%
          6,750  Louisiana-Pacific Corp. ...........................$   172,800
Printing - Commercial - 1.6%
         22,936  Bowne & Company, Inc. .............................    340,600
REIT - Diversified - 1.5%
          4,830  Equity Lifestyle Properties, Inc. .................    165,572
          9,940  U.S. Restaurant Properties, Inc. ..................    166,495
                                                                        332.067
REIT - Health Care - 0.8%
          7,590  Nationwide Health Properties, Inc. ................    164,627
REIT - Office Property - 2.5%
          2,423  Alexandria Real Estate Equities, Inc. .............    161,275
          4,150  Kilroy Realty Corp. ...............................    162,182
          4,107  SL Green Realty Corp. .............................    218,615
                                                                        542,072
REIT - Regional Malls - 1.1%
          8,835  Taubman Centers, Inc. .............................    238,633
REIT - Shopping Centers - 3.0%
         10,705  Acadia Realty Trust ...............................    171,922
          3,450  Federal Realty Investment Trust ...................    162,771
          2,855  Pan Pacific Retail Properties, Inc. ...............    165,276
          6,850  Tanger Factory Outlet Centers, Inc. ...............    161,660
                                                                        661,629
REIT - Warehouse and Industrial - 1.0%
         10,495  First Potomac Realty Trust ........................    225,118
Research and Development - 1.2%
          6,360  Pharmaceutical Product Development, Inc.* .........    263,622
Retail - Bookstore - 1.0%
          6,570  Barnes & Noble, Inc.* .............................    214,839
Retail - Computer Equipment - 0.5%
          5,287  GameStop Corp. - Class B* .........................    102,568
Retail - Jewelry - 1.7%
         14,185  Zale Corp.* .......................................    376,754
Retail - Mail Order - 1.4%
         21,012  Brookstone, Inc.* .................................    315,180
Retail - Restaurants - 1.2%
          6,165  CBRL Group, Inc. ..................................    253,443
Retail - Video Rental - 1.4%
         14,340  Movie Gallery, Inc. ...............................    300,423
Savings/Loan/Thrifts - 5.0%
          8,830  First Defiance Financial Corp. ....................    247,417
          6,700  FirstFed Financial Corp.* .........................    356,440
          7,893  Parkvale Financial Corp. ..........................    231,817
          8,825  Provident Financial Holdings, Inc. ................    252,836
                                                                      1,088,510
Telecommunication Equipment - Fiber Optics - 0.5%
         50,216  Optical Communication Products, Inc.* .............     99,428
Toys - 1.7%
         16,645  Jakks Pacific, Inc.* ..............................    363,194
Water - 1.4%
         12,105  American States Water Co. .........................    314,125
Wire and Cable Products - 0.5%
          5,865  Belden CDT, Inc. ..................................    119,118
--------------------------------------------------------------------------------
Total Common Stock (cost $17,807,746) .............................. 21,639,311
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
       $100,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $100,007
                   collateralized by $102,582
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $102,000 (cost $100,000) ...............    100,000
--------------------------------------------------------------------------------
Total Investments (total cost $17,907,746) - 99.8% ................. 21,739,311
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% ......     43,163
--------------------------------------------------------------------------------
Net Assets - 100.0% ................................................$21,782,474
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                                 Value         % of Investment Securities
--------------------------------------------------------------------------------
Bahamas                           $   549,719                               2.5%
United States++                    21,189,592                              97.5%
--------------------------------------------------------------------------------
Total                             $21,739,311                             100.0%

++Includes Short-Term Securities (97.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  69

Janus Adviser Risk-Managed Growth Fund
(unaudited)                                                        Subadvised by
                                                                          INTECH

================================================================================
Fund Strategy

This diversified fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
================================================================================

Performance Overview

For the 6 months ended January 31, 2005, Janus Adviser Risk-Managed Growth Fund
- I Shares returned 9.26%. This compares to a 6.01% return posted by the Russell 1000(R) Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the Russell 1000(R) Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          January 31, 2005        July 31, 2004

General Electric Co.                            2.9%                   3.1%
Pfizer, Inc.                                    2.6%                   2.7%
Johnson & Johnson                               1.5%                   0.9%
Microsoft Corp.                                 1.4%                   1.8%
Zimmer Holdings, Inc.                           1.4%                   1.8%
Starbucks Corp.                                 1.3%                   0.8%
Gillette Co.                                    1.3%                   0.4%
Danaher Corp.                                   1.2%                   0.6%
QUALCOMM, Inc.                                  1.2%                   1.1%
3M Co.                                          1.1%                   1.3%

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000(R) Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Growth Fund.


70  Janus Adviser Series  January 31, 2005

(unaudited)

================================================================================

Performance
--------------------------------------------------------------------------------

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]


                       Janus Adviser
                       Risk-Managed
                       Growth Fund -        Russell 1000(R)
                         I Shares            Growth Index
                         --------            ------------
1/2/2003*                 $10,000               $10,000
1/31/2003                 $ 9,560               $ 9,434
02/28/2003                $ 9,480               $ 9,391
03/31/2003                $ 9,640               $ 9,566
04/30/2003                $10,230               $10,273
05/31/2003                $10,710               $10,786
06/30/2003                $10,890               $10,934
07/31/2003                $11,130               $11,206
08/31/2003                $11,450               $11,485
09/30/2003                $11,370               $11,362
10/31/2003                $12,030               $12,000
11/30/2003                $12,240               $12,126
12/31/2003                $12,500               $12,545
01/31/2004                $12,767               $12,802
2/29/2004                 $12,992               $12,883
3/31/2004                 $13,002               $12,644
4/30/2004                 $12,818               $12,497
5/31/2004                 $13,033               $12,730
6/30/2004                 $13,269               $12,889
7/31/2004                 $12,551               $12,160
8/31/2004                 $12,459               $12,100
9/30/2004                 $12,879               $12,215
10/31/2004                $12,982               $12,406
11/30/2004                $13,556               $12,833
12/31/2004                $14,042               $13,336
1/31/2005                 $13,713               $12,891

Average Annual Total Return - for the periods ended January 31, 2005
---------------------------------------------------------------------------------------------------
                                                        Fiscal              One            Since
                                                    Year-to-Date+           Year         Inception*
---------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Growth Fund - A Shares
NAV                                                     6.64%               7.41%          16.40%
MOP                                                     0.48%               1.39%          13.22%
---------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Growth Fund - C Shares
NAV                                                     9.00%               6.80%          15.82%
LOAD                                                    7.98%**             5.80%**
---------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Growth Fund - I Shares       9.26%               7.41%          16.40%
---------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Growth Fund - R Shares       6.31%               6.98%          16.14%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index                            6.01%               0.70%          12.99%
---------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Growth Funds                                    N/A             110/428         236/400
---------------------------------------------------------------------------------------------------

===============================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The Fund's inception date - January 2, 2003

**Calculated to include contingent deferred sales charge applicable to Class C Shares


                                      Janus Adviser Series  January 31, 2005  71

Janus Adviser Risk-Managed Growth Fund
(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - A Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,066.40                          $3.02
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,014.06                          $2.94
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - C Shares                            (8/1/04)                       (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,090.00                          $8.43
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,017.14                          $8.13
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - I Shares                             (8/1/04)                       (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,092.60                          $5.80
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,019.66                          $5.60
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - R Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,063.10                          $4.73
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,012.40                          $4.61
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.86% for A Shares and 1.35% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.60% for C Shares and 1.10% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For I and R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index.The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


72  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 94.9%
Advertising Sales - 0.5%
          6,400  Lamar Advertising Co.* ...........................$    275,072
Advertising Services - 0.3%
          3,000  Getty Images, Inc.* ..............................     209,100
Aerospace and Defense - 0.9%
          6,300  Boeing Co. .......................................     318,780
            200  General Dynamics Corp. ...........................      20,650
          4,700  Rockwell Collins, Inc. ...........................     201,630
                                                                        541,060
Aerospace and Defense - Equipment - 0.4%
            700  Alliant Techsystems, Inc.* .......................      46,606
          1,400  United Defense Industries, Inc. ..................      67,102
          1,200  United Technologies Corp. ........................     120,816
                                                                        234,524
Airlines - 0.1%
          2,600  JetBlue Airways Corp.* ...........................      51,454
          1,000  Southwest Airlines Co. ...........................      14,480
                                                                         65,934
Apparel Manufacturers - 0.4%
          3,900  Coach, Inc.* .....................................     218,790
            600  Polo Ralph Lauren Corp. ..........................      23,370
                                                                        242,160
Applications Software - 1.6%
         32,700  Microsoft Corp. ..................................     859,356
            300  NAVTEQ Corp. .....................................      11,487
          2,900  Red Hat, Inc.* ...................................      31,465
          6,200  Siebel Systems, Inc.* ............................      54,002
                                                                        956,310
Athletic Footwear - 0.5%
          3,400  NIKE, Inc. - Class B .............................     294,542
Audio and Video Products - 0.3%
          1,300  Harman International Industries, Inc. ............     158,145
Beverages - Non-Alcoholic - 2.0%
          9,000  Coca-Cola Co. ....................................     373,410
         12,300  Pepsi Bottling Group, Inc. .......................     336,405
          9,700  PepsiCo, Inc. ....................................     520,890
                                                                      1,230,705
Beverages - Wine and Spirits - 0%
            200  Brown-Forman Corp. - Class B .....................       9,646
Brewery - 0.4%
          4,500  Anheuser-Busch Companies, Inc. ...................     221,310
Broadcast Services and Programming - 0.1%
          7,900  Liberty Media Corp. - Class A* ...................      82,476
Building - Residential and Commercial - 0.3%
            300  Centex Corp. .....................................      18,393
            720  M.D.C. Holdings, Inc. ............................      52,416
            100  NVR, Inc.* .......................................      79,125
            200  Pulte Homes, Inc. ................................      13,216
            200  Ryland Group, Inc. ...............................      12,974
            200  Toll Brothers, Inc. ..............................      15,614
                                                                        191,738
Building Products - Air and Heating - 0.8%
         11,600  American Standard Companies, Inc.* ...............     464,464

Cable Television - 0.6%
          1,800  Cablevision Systems New York Group
                   - Class A* .....................................      49,302
          2,675  DIRECTV Group, Inc.* .............................      40,259
          5,500  Liberty Media International, Inc. - Class A* .....     249,040
                                                                        338,601
Casino Hotels - 1.3%
            900  Harrah's Entertainment, Inc. .....................      56,916
          3,200  Mandalay Resort Group ............................     225,920
            600  MGM Mirage, Inc.* ................................      43,086
          4,200  Station Casinos, Inc. ............................     258,300
          2,900  Wynn Resorts, Ltd.* ..............................     190,124
                                                                        774,346
Casino Services - 0.7%
         14,300  International Game Technology ....................     447,590
Cellular Telecommunications - 0.5%
          4,700  N.I.I. Holdings, Inc.* ...........................     252,860
          1,600  Nextel Communications, Inc. - Class A* ...........      45,904
                                                                        298,764
Chemicals - Diversified - 0%
            400  Dow Chemical Co. .................................      19,880
Chemicals - Specialty - 0.5%
          8,700  Ecolab, Inc. .....................................     292,755
Coal - 0.3%
          3,900  CONSOL Energy, Inc. ..............................     164,541
Coatings and Paint Products - 0.1%
          1,000  Sherwin-Williams Co. .............................      43,200
Commercial Banks - 1.0%
          2,000  Commerce Bancorp, Inc. ...........................     115,080
          1,100  Fremont General Corp. ............................      26,939
            300  North Fork Bancorporation, Inc. ..................       8,610
          1,900  Synovus Financial Corp. ..........................      51,547
          7,800  TCF Financial Corp. ..............................     219,258
          4,900  UCBH Holdings, Inc. ..............................     215,943
                                                                        637,377
Commercial Services - 1.7%
          3,700  Alliance Data Systems Corp.* .....................     160,654
          6,300  ChoicePoint, Inc.* ...............................     289,800
         12,150  Iron Mountain, Inc.* .............................     342,630
         16,400  ServiceMaster Co. ................................     211,396
          1,400  Weight Watchers International, Inc.* .............      65,604
                                                                      1,070,084
Commercial Services - Finance - 0.4%
            800  Equifax, Inc. ....................................      22,640
          2,700  Moody's Corp. ....................................     226,206
                                                                        248,846
Communications Software - 0.1%
          1,000  Avid Technology, Inc.* ...........................      63,050
Computer Aided Design - 0.9%
         19,500  Autodesk, Inc. ...................................     572,715
Computer Graphics - 0%
            200  Pixar, Inc. ......................................      17,434
Computer Services - 0.4%
            200  Affiliated Computer Services, Inc. - Class A* ....      10,838
          4,200  DST Systems, Inc.* ...............................     203,616
          1,800  Reynolds and Reynolds Co. ........................      49,086
                                                                        263,540

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  73

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Computers - 0.9%
          3,100  Apple Computer, Inc.* ............................$    238,390
          3,200  Dell, Inc.* ......................................     133,632
          2,000  IBM Corp. ........................................     186,840
                                                                        558,862
Computers - Integrated Systems - 0.3%
            600  National Instruments Corp. .......................      16,404
          5,000  NCR Corp.* .......................................     170,900
                                                                        187,304
Computers - Memory Devices - 0.2%
            800  EMC Corp.* .......................................      10,480
          2,700  Network Appliance, Inc.* .........................      85,968
          1,300  Storage Technology Corp.* ........................      40,937
                                                                        137,385
Computers - Peripheral Equipment - 0.6%
          4,400  Lexmark International Group, Inc. - Class A* .....     366,740
Consulting Services - 0.2%
          1,600  Corporate Executive Board Co. ....................     102,240
Consumer Products - Miscellaneous - 1.1%
          5,200  Clorox Co. .......................................     308,984
            100  Fortune Brands, Inc. .............................       8,398
          5,900  Kimberly-Clark Corp. .............................     386,509
                                                                        703,891
Containers - Metal and Glass - 0.4%
          6,100  Ball Corp. .......................................     260,592
Containers - Paper and Plastic - 0.6%
          5,300  Pactiv Corp.* ....................................     117,713
          4,900  Sealed Air Corp.* ................................     251,370
                                                                        369,083
Cosmetics and Toiletries - 3.7%
            600  Alberto-Culver Co. ...............................      32,550
         13,800  Avon Products, Inc. ..............................     582,636
            500  Colgate-Palmolive Co. ............................      26,270
          3,600  Estee Lauder Companies, Inc. - Class A ...........     162,504
         15,200  Gillette Co. .....................................     770,944
            900  International Flavors & Fragrances, Inc. .........      37,998
         11,800  Procter & Gamble Co. .............................     628,114
                                                                      2,241,016
Data Processing and Management - 2.4%
          7,900  Acxiom Corp. .....................................     182,332
          8,600  Automatic Data Processing, Inc. ..................     373,928
          3,800  Certegy, Inc. ....................................     133,000
          3,500  Dun & Bradstreet Corp.* ..........................     203,350
         13,000  First Data Corp. .................................     529,620
            400  Global Payments, Inc. ............................      22,916
            900  VERITAS Software Corp.* ..........................      23,148
                                                                      1,468,294
Dental Supplies and Equipment - 0.3%
          1,800  Dentsply International, Inc. .....................     100,926
          1,700  Patterson Companies, Inc.* .......................      79,186
                                                                        180,112
Diagnostic Equipment - 0.1%
            600  Cytyc Corp.* .....................................      15,030
            700  Gen-Probe, Inc.* .................................      34,167
                                                                         49,197
Diagnostic Kits - 0.1%
            300  Dade Behring Holdings, Inc.* .....................      17,145
            900  IDEXX Laboratories, Inc.* ........................      52,209
                                                                         69,354
Dialysis Centers - 0.3%
          1,600  Davita, Inc.* ....................................      67,136
          2,900  Renal Care Group, Inc.* ..........................     110,664
                                                                        177,800
Direct Marketing - 0.2%
          4,400  Harte-Hanks Communications, Inc. .................     116,380
Disposable Medical Products - 1.0%
          8,900  C.R. Bard, Inc. ..................................     603,420
Distribution/Wholesale - 0.4%
          1,600  CDW Corp. ........................................      93,600
          1,100  Fastenal Co. .....................................      66,143
          2,200  Hughes Supply, Inc. ..............................      66,836
            600  W.W. Grainger, Inc. ..............................      36,726
                                                                        263,305
Diversified Operations - 6.5%
          8,400  3M Co. ...........................................     708,624
            800  Brink's Co. ......................................      28,328
         13,700  Danaher Corp. ....................................     751,856
         48,900  General Electric Co. .............................   1,766,756
            800  Harsco Corp. .....................................      43,672
          3,600  Illinois Tool Works, Inc. ........................     313,128
          2,500  ITT Industries, Inc. .............................     213,225
          6,100  Leggett & Platt, Inc. ............................     173,850
                                                                      3,999,439
Diversified Operations-Commercial Services - 0%
            200  ARAMARK Corp. - Class B ..........................       5,198
            900  Cendant Corp. ....................................      21,195
                                                                         26,393
E-Commerce/Services - 0.7%
          5,300  eBay, Inc.* ......................................     431,950
Electric - Integrated - 0.1%
          1,800  Allegheny Energy, Inc.* ..........................      34,812
Electric Products - Miscellaneous - 0.3%
          4,000  AMETEK, Inc. .....................................     152,800
Electronic Components - Semiconductors - 1.3%
          2,900  Advanced Micro Devices, Inc.* ....................      45,820
          3,500  Altera Corp.* ....................................      67,200
            600  Broadcom Corp. - Class A* ........................      19,098
          1,900  Cree, Inc.* ......................................      45,657
          1,899  Freescale Semiconductor, Inc. - Class B* .........      33,176
         11,200  Intel Corp. ......................................     251,440
            300  International Rectifier Corp.* ...................      11,745
          1,300  National Semiconductor Corp. .....................      22,009
          2,300  NVIDIA Corp.* ....................................      52,716
          2,600  PMC-Sierra, Inc.* ................................      26,728
          3,100  Semtech Corp.* ...................................      56,978
          4,800  Xilinx, Inc. .....................................     140,112
                                                                        772,679
Electronic Forms - 0.2%
          2,400  Adobe Systems, Inc. ..............................     136,560
Electronic Measuring Instruments - 0.2%
            900  Agilent Technologies, Inc.* ......................      19,899
          1,900  FLIR Systems, Inc.* ..............................     115,805
            400  Tektronix, Inc. ..................................      11,528
                                                                        147,232
Electronics - Military - 0.4%
          3,000  L-3 Communications Holdings, Inc. ................     214,230
Engineering - Research and Development Services - 0.2%
          2,000  Fluor Corp. ......................................     107,080

See Notes to Schedules of Investments and Financial Statements


74  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Enterprise Software/Services - 0.1%
          2,200  BMC Software, Inc.* ..............................$     37,026
Entertainment Software - 0.2%
          4,400  Activision, Inc.* ................................      99,440
            700  Electronic Arts, Inc.* ...........................      45,038
                                                                        144,478
Filtration and Separations Products - 0%
            400  Donaldson Company, Inc. ..........................      12,472
Finance - Consumer Loans - 0.2%
          2,300  SLM Corp. ........................................     115,437
Finance - Credit Card - 0.1%
            700  American Express Co. .............................      37,345
Finance - Investment Bankers/Brokers - 0.1%
            800  Legg Mason, Inc. .................................      61,784
Finance - Mortgage Loan Banker - 0.2%
          1,850  Doral Financial Corp. ............................      80,013
            100  Fannie Mae .......................................       6,458
            900  Freddie Mac ......................................      58,761
                                                                        145,232
Finance - Other Services - 0.5%
          1,500  Chicago Mercantile Exchange Holdings, Inc. .......     321,750
Financial Guarantee Insurance - 0%
            500  Radian Group, Inc. ...............................      23,970
Food - Confectionary - 1.5%
          8,900  Hershey Foods Corp. ..............................     520,561
          5,900  Wm. Wrigley Jr. Company ..........................     415,301
                                                                        935,862
Food - Diversified - 2.1%
          1,500  H.J. Heinz Co. ...................................      56,715
          6,400  Kellogg Co. ......................................     285,696
          9,500  McCormick & Company, Inc. ........................     353,115
         24,500  Sara Lee Corp. ...................................     575,260
                                                                      1,270,786
Food - Retail - 0.8%
          5,500  Whole Foods Market, Inc. .........................     491,810
Food - Wholesale/Distribution - 0.4%
          6,200  Sysco Corp. ......................................     216,814
Footwear and Related Apparel - 0.2%
          1,900  Timberland Co. - Class A* ........................     124,906
Gold Mining - 0.1%
          1,100  Newmont Mining Corp. .............................      45,749
Hazardous Waste Disposal - 0%
            500  Stericycle, Inc.* ................................      25,715
Health Care Cost Containment - 0.1%
          1,200  McKesson Corp. ...................................      41,388
Home Decoration Products - 0.1%
          1,900  Newell Rubbermaid, Inc. ..........................      40,888
Hospital Beds and Equipment - 0%
            200  Kinetic Concepts, Inc.* ..........................      13,000
Hotels and Motels - 0.6%
          1,800  Hilton Hotels Corp. ..............................      40,050
            700  Marriott International, Inc. - Class A ...........      44,226
          4,800  Starwood Hotels & Resorts Worldwide, Inc. ........     277,872
                                                                        362,148
Human Resources - 0.1%
          2,600  Robert Half International, Inc. ..................      78,884
Industrial Automation and Robotics - 0.2%
          1,600  Rockwell Automation, Inc. ........................      90,640
Industrial Gases - 0%
            200  Praxair, Inc. ....................................       8,630
Instruments - Controls - 0.3%
          2,200  Mettler-Toledo International, Inc.* ..............     110,352
          3,100  Thermo Electron Corp.* ...........................      92,814
                                                                        203,166
Instruments - Scientific - 0.9%
          3,584  Fisher Scientific International, Inc.* ...........     226,330
          1,500  PerkinElmer, Inc. ................................      34,485
          5,800  Waters Corp.* ....................................     284,664
                                                                        545,479
Insurance Brokers - 0.5%
          2,000  Arthur J. Gallagher & Co. ........................      59,300
          5,800  Brown & Brown, Inc. ..............................     250,908
                                                                        310,208
Internet Content - Information/News - 0.1%
          1,400  Ask Jeeves, Inc.* ................................      39,704
Internet Financial Services - 0%
            300  IndyMac Bancorp, Inc. ............................      11,088
Internet Infrastructure Software - 0%
            300  Akamai Technologies, Inc.* .......................       3,930
Internet Security - 1.3%
          1,700  CheckFree Corp.* .................................      66,300
          2,600  McAfee, Inc.* ....................................      67,210
         26,500  Symantec Corp.* ..................................     618,775
          2,400  VeriSign, Inc.* ..................................      62,016
                                                                        814,301
Investment Companies - 0.1%
          1,700  American Capital Strategies, Ltd. ................      57,800
Investment Management and Advisory Services - 0.2%
            700  BlackRock, Inc. ..................................      56,210
          1,300  Federated Investors, Inc. - Class B ..............      38,194
            300  T. Rowe Price Group, Inc. ........................      17,955
          1,000  Waddell & Reed Financial, Inc. - Class A .........      21,870
                                                                        134,229
Leisure and Recreation Products - 0.3%
          3,900  Brunswick Corp. ..................................     179,868
Life and Health Insurance - 0.6%
          9,300  AFLAC, Inc. ......................................     367,443
Linen Supply and Related Items - 0%
            200  Cintas Corp. .....................................       8,700
Lottery Services - 0.1%
          1,400  GTECH Holdings Corp. .............................      32,732
Machinery - Construction and Mining - 0%
            100  Caterpillar, Inc. ................................       8,910
Machinery - Print Trade - 0.2%
          2,075  Zebra Technologies Corp. - Class A* ..............     105,680
Machinery - Pumps - 0.3%
          5,800  Graco, Inc. ......................................     206,770

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  75

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Medical - Biomedical and Genetic - 1.2%
            376  Amgen, Inc.* .....................................$     23,402
          6,400  Biogen Idec, Inc.* ...............................     415,744
            400  Celgene Corp.* ...................................      10,936
            800  Charles River Laboratories International, Inc.* ..      37,904
          4,200  Genentech, Inc.* .................................     200,382
          1,900  Nektar Therapeutics* .............................      32,015
                                                                        720,383
Medical - Drugs - 5.0%
            100  Abbott Laboratories ..............................       4,502
            900  Cephalon, Inc.* ..................................      44,280
          3,800  Eli Lilly and Co. ................................     206,112
          6,700  Forest Laboratories, Inc.* .......................     278,251
          2,200  Medicis Pharmaceutical Corp. - Class A ...........      79,420
          3,900  MedImmune, Inc. ..................................      92,255
          6,900  Merck & Company, Inc. ............................     193,545
            800  OSI Pharmaceuticals, Inc.* .......................      52,080
         65,960  Pfizer, Inc. .....................................   1,593,593
         26,100  Schering-Plough Corp. ............................     484,416
          1,100  Wyeth ............................................      43,593
                                                                      3,072,047
Medical - HMO - 2.2%
          3,100  Aetna, Inc. ......................................     393,855
            900  Conventry Health Care, Inc.* .....................      51,210
          6,185  UnitedHealth Group, Inc. .........................     549,847
          3,000  WellPoint, Inc.* .................................     364,500
                                                                      1,359,412
Medical - Hospitals - 0%
            500  HCA, Inc. ........................................      22,260
Medical - Outpatient and Home Medical Care - 0.1%
            700  Lincare Holdings, Inc.* ..........................      29,050
Medical - Wholesale Drug Distributors - 0%
            400  AmerisourceBergen Corp. ..........................      23,312
Medical Information Systems - 0.1%
          2,100  IMS Health, Inc. .................................      49,098
Medical Instruments - 2.6%
          3,000  Beckman Coulter, Inc. ............................     201,000
          3,800  Boston Scientific Corp.* .........................     125,628
          2,900  Edwards Lifesciences Corp.* ......................     118,030
          5,600  Guidant Corp. ....................................     405,944
          3,700  Medtronic, Inc. ..................................     194,213
         14,400  St. Jude Medical, Inc.* ..........................     565,632
                                                                      1,610,447
Medical Labs and Testing Services - 1.6%
          3,500  Covance, Inc.* ...................................     148,750
          7,200  Laboratory Corporation of America Holdings* ......     344,520
          5,000  Quest Diagnostics, Inc. ..........................     476,500
                                                                        969,770
Medical Products - 6.0%
          7,200  Baxter International, Inc. .......................     243,072
         12,300  Becton, Dickinson and Co. ........................     696,795
          2,200  Biomet, Inc. .....................................      93,456
          1,400  INAMED Corp.* ....................................      96,880
         14,600  Johnson & Johnson ................................     944,619
          9,100  Stryker Corp. ....................................     447,174
          7,600  Varian Medical Systems, Inc.* ....................     286,748
         10,800  Zimmer Holdings, Inc.* ...........................     851,580
                                                                      3,660,324
Metal - Aluminum - 0%
            400  Alcoa, Inc. ......................................      11,804
Metal - Diversified - 0%
            300  Freeport-McMoRan Copper & Gold, Inc. - Class B ...      11,043
Metal Processors and Fabricators - 0.5%
          2,700  Precision Castparts Corp. ........................     189,810
          3,300  Timken Co. .......................................      85,008
            900  Worthington Industries, Inc. .....................      18,432
                                                                        293,250
Motorcycle and Motor Scooter Manufacturing - 0.5%
          5,200  Harley-Davidson, Inc. ............................     312,572
Multi-Line Insurance - 0.7%
          5,000  American International Group, Inc. ...............     331,450
            300  HCC Insurance Holdings, Inc. .....................       9,861
          1,000  Prudential Financial, Inc. .......................      53,910
            100  Unitrin, Inc. ....................................       4,283
                                                                        399,504
Multimedia - 0.9%
          5,700  E.W. Scripps Co. - Class A .......................     264,252
          2,600  McGraw-Hill Companies, Inc. ......................     235,300
            400  Meredith Corp. ...................................      19,212
          1,000  Time Warner, Inc.* ...............................      18,000
            900  Walt Disney Co. ..................................      25,767
                                                                        562,531
Networking Products - 0.4%
         12,100  Cisco Systems, Inc.* .............................     218,284
            402  Juniper Networks, Inc.* ..........................      10,102
                                                                        228,386
Non-Hazardous Waste Disposal - 0.1%
          1,900  Waste Management, Inc. ...........................      55,100
Office Automation and Equipment - 0.3%
          3,600  Pitney Bowes, Inc. ...............................     161,064
          2,800  Xerox Corp.* .....................................      44,464
                                                                        205,528
Office Supplies and Forms - 0.6%
          5,900  Avery Dennison Corp. .............................     354,531
Oil - Field Services - 1.7%
          8,500  Baker Hughes, Inc. ...............................     368,050
          6,700  BJ Services Co. ..................................     321,935
          7,100  Halliburton Co. ..................................     292,023
            800  Tidewater, Inc. ..................................      31,008
          1,000  Varco International, Inc.* .......................      30,610
                                                                      1,043,626
Oil and Gas Drilling - 0.4%
          2,700  Diamond Offshore Drilling, Inc. ..................     118,179
          7,000  Patterson-UTI Energy, Inc. .......................     136,150
                                                                        254,329
Oil Companies - Exploration and Production - 1.3%
          4,800  Burlington Resources, Inc. .......................     209,808
          1,500  Newfield Exploration Co.* ........................      91,800
            600  Patina Oil & Gas Corp. ...........................      22,008
            598  Pioneer Natural Resources Co. ....................      22,957
         12,416  XTO Energy, Inc. .................................     445,859
                                                                        792,432

See Notes to Schedules of Investments and Financial Statements


76  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Oil Field Machinery and Equipment - 1.5%
            800  Cooper Cameron Corp.* ............................$     45,128
          5,700  FMC Technologies, Inc.* ..........................     174,591
          3,600  Grant Prideco, Inc.* .............................      70,560
          2,200  National-Oilwell, Inc.* ..........................      81,136
          9,000  Smith International, Inc.* .......................     532,800
                                                                        904,215
Optical Supplies - 0%
            300  Bausch & Lomb, Inc. ..............................      21,867
Paper and Related Products - 0%
            151  Neenah Paper, Inc.* ..............................       4,815
Pharmacy Services - 0.6%
          8,266  Caremark Rx, Inc.* ...............................     323,201
            200  Express Scripts, Inc. - Class A* .................      14,838
            825  Medco Health Solutions, Inc.* ....................      35,120
                                                                        373,159
Pipelines - 0.1%
            800  Kinder Morgan, Inc. ..............................      60,032
Property and Casualty Insurance - 0.3%
            300  Markel Corp.* ....................................     102,300
            900  Progressive Corp. ................................      75,285
            300  W. R. Berkley Corp. ..............................      14,310
                                                                        191,895
Publishing - Books - 0.3%
          4,900  John Wiley & Sons, Inc. - Class A ................     164,885
Publishing - Newspapers - 0.7%
            500  Washington Post Co. - Class B ....................     457,250
Racetracks - 0%
            200  International Speedway Corp. - Class A ...........      10,984
Real Estate Operating/Development - 0.1%
            900  St. Joe Co. ......................................      61,920
Recreational Vehicles - 0.1%
          1,200  Polaris Industries, Inc. .........................      81,000
REIT - Health Care - 0.1%
          2,100  Ventas, Inc. .....................................      53,760
REIT - Regional Malls - 0.1%
            500  CBL & Associates Properties, Inc. ................      34,390
            400  General Growth Properties, Inc. ..................      12,708
            800  Mills Corp. ......................................      44,744
                                                                         91,842
REIT - Shopping Centers - 0.1%
            500  Regency Centers Corp. ............................      24,700
            300  Weingarten Realty Investors ......................      10,725
                                                                         35,425
REIT - Warehouse and Industrial - 0%
          1,000  Catellus Development Corp. .......................      26,820
Rental Auto/Equipment - 0%
            600  Rent-A-Center, Inc.* .............................      14,694
Research and Development - 0.1%
          2,000  Pharmaceutical Product Development, Inc.* ........      82,900
Respiratory Products - 0.3%
            300  ResMed, Inc.* ....................................      15,390
          3,100  Respironics, Inc.* ...............................     179,490
                                                                        194,880
Retail - Apparel and Shoe - 1.4%
          3,500  Abercrombie & Fitch Co. - Class A ................     175,420
          3,300  American Eagle Outfitters, Inc. ..................     167,640
          2,100  Chico's FAS, Inc.* ...............................     110,628
          1,100  Gap, Inc. ........................................      24,211
          1,900  Limited, Inc. ....................................      45,030
            900  Nordstrom, Inc. ..................................      43,425
          1,200  Pacific Sunwear of California, Inc.* .............      29,388
          1,500  Ross Stores, Inc. ................................      42,930
          5,200  Urban Outfitters, Inc.* ..........................     218,764
                                                                        857,436
Retail - Arts and Crafts - 0%
            400  Michaels Stores, Inc. ............................      12,300
Retail - Automobile - 0.1%
          2,100  Copart, Inc.* ....................................      48,258
Retail - Building Products - 0.1%
          1,400  Home Depot, Inc. .................................      57,764
Retail - Consumer Electronics - 0%
            200  Best Buy Company, Inc. ...........................      10,758
Retail - Discount - 0.9%
          1,700  Big Lots, Inc.* ..................................      19,142
          2,800  Costco Wholesale Corp. ...........................     132,356
          4,100  Target Corp. .....................................     208,157
            800  TJX Companies, Inc. ..............................      20,032
          3,100  Wal-Mart Stores, Inc. ............................     162,440
                                                                        542,127
Retail - Drug Store - 0.2%
          1,600  CVS Corp. ........................................      74,160
            700  Walgreen Co. .....................................      29,827
                                                                        103,987
Retail - Pet Food and Supplies - 0%
            400  PETsMART, Inc. ...................................      12,092
Retail - Regional Department Stores - 0.3%
          4,200  Kohl's Corp.* ....................................     197,442
Retail - Restaurants - 1.8%
            700  Applebee's International, Inc. ...................      19,502
          3,900  Brinker International, Inc.* .....................     146,679
            800  Cheesecake Factory, Inc.* ........................      25,896
          1,000  Outback Steakhouse, Inc. .........................      46,050
         14,500  Starbucks Corp.* .................................     783,000
          1,700  Yum! Brands, Inc. ................................      78,795
                                                                      1,099,922
Savings/Loan/Thrifts - 0%
            200  Golden West Financial Corp. ......................      12,924
            200  Hudson City Bancorp, Inc. ........................       7,034
                                                                         19,958
Schools - 0.7%
          3,834  Apollo Group, Inc. - Class A* ....................     299,780
          2,900  Laureate Education, Inc.* ........................     128,644
                                                                        428,424
Semiconductor Components/Integrated Circuits - 0.4%
            600  Integrated Circuit Systems, Inc.* ................      11,400
          1,500  Linear Technology Corp. ..........................      56,610
          4,300  Maxim Integrated Products, Inc. ..................     167,743
                                                                        235,753

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  77

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Semiconductor Equipment - 0.2%
          2,300  Lam Research Corp.* ..............................$     61,548
            600  Novellus Systems, Inc.* ..........................      15,690
          1,000  Teradyne, Inc.* ..................................      14,030
                                                                         91,268
Soap and Cleaning Preparations - 0.1%
          1,850  Church & Dwight Company, Inc. ....................      63,696
Steel - Producers - 0.5%
          5,400  Nucor Corp. ......................................     303,264
Super-Regional Banks - 0%
            300  U.S. Bancorp .....................................       9,015
Telecommunication Equipment - 0.1%
            900  Harris Corp. .....................................      58,293
Telecommunication Equipment - Fiber Optics - 0.1%
          7,100  Corning, Inc.* ...................................      77,674
Telephone - Integrated - 0.1%
            500  Sprint Corp. .....................................      11,915
            500  Telephone and Data Systems, Inc. .................      41,160
                                                                         53,075
Television - 0%
            400  Univision Communications, Inc. - Class A* ........      10,924
Therapeutics - 0.3%
            200  Gilead Sciences, Inc.* ...........................       6,620
          6,400  MGI Pharma, Inc.* ................................     145,216
                                                                        151,836
Tools - Hand Held - 0.8%
          6,100  Black & Decker Corp. .............................     502,640
Transportation - Air Freight - 0.1%
          1,400  CNF, Inc. ........................................      65,674
Transportation - Services - 1.0%
          2,100  C.H. Robinson Worldwide, Inc. ....................     108,150
          3,400  Expeditors International of Washington, Inc. .....     190,876
          1,000  FedEx Corp. ......................................      95,650
          3,400  Ryder System, Inc. ...............................     154,870
          1,000  United Parcel Service, Inc. - Class B ............      74,680
                                                                        624,226
Transportation - Truck - 0.1%
          1,600  J.B. Hunt Transport Services, Inc. ...............      70,592
Veterinary Diagnostics - 0.1%
          3,000  VCA Antech, Inc.* ................................      55,650
Web Hosting/Design - 0.2%
          3,900  Macromedia, Inc.* ................................     133,536
Web Portals/Internet Service Providers - 0.7%
            100  Google, Inc. - Class A* ..........................      19,563
         11,600  Yahoo!, Inc.* ....................................     408,436
                                                                        427,999
Wireless Equipment - 1.7%
         17,200  Motorola, Inc. ...................................     270,728
         19,800  QUALCOMM, Inc. ...................................     737,352
          1,000  SpectraSite, Inc.* ...............................      58,600
                                                                      1,066,680
--------------------------------------------------------------------------------
Total Common Stock (cost $53,573,863) .............................  58,250,126
--------------------------------------------------------------------------------
Repurchase Agreement - 4.4%
     $2,700,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $2,700,185
                   collateralized by $2,769,710
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $2,754,006 (cost $2,700,000) ..........$  2,700,000
--------------------------------------------------------------------------------
Short-Term U.S. Treasury Bill - 0.5%
                 U.S. Treasury Bill
        300,000    2.16%, 3/24/05** (amortized cost $299,082) .....     299,082
--------------------------------------------------------------------------------
Total Investments (total cost $56,572,945) - 99.8% ................  61,249,208
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% .....     129,728
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 61,378,936
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Long
   46 Contracts  S&P 500(R) (E-mini)
                   expires March 2005, principal
                   amount $2,742,015, value $2,718,025
                   cumulative depreciation ........................$    (23,990)
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Puerto Rico                $       80,013                                   0.1%
United States++                61,169,195                                  99.9%
--------------------------------------------------------------------------------
Total                      $   61,249,208                                 100.0%

++Includes Short-Term Securities (95.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


78  Janus Adviser Series  January 31, 2005

Janus Adviser Risk-Managed Core Fund
(unaudited)

                                                                   Subadvised by
                                                                          INTECH

===============================================================================
Fund Strategy

This diversified fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
===============================================================================

Performance Overview

For the 6 months ended January 31, 2005, Janus Adviser Risk-Managed Core Fund - I Shares returned 11.86%. This compares to a 8.16% return posted by the S&P 500(R) Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to actively participate in the market's upside without increasing risk along the way.

The Fund's mathematical investing process seeks to build a more efficient portfolio than its benchmark, the S&P 500(R) Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the portfolio more efficient than the index, without increasing risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                          January 31, 2005        July 31, 2004

Exxon Mobil Corp.                               1.8%                   1.4%
Bank of America Corp.                           1.3%                   1.3%
General Electric Co.                            1.2%                   1.4%
Pfizer, Inc.                                    1.2%                   1.2%
Burlington Resources, Inc.                      1.2%                   0.6%
Avon Products, Inc.                             1.1%                   0.6%
Loews Corp.                                     1.1%                   0.1%
Aetna, Inc.                                     1.0%                   0.4%
Starbucks Corp.                                 1.0%                   0.5%
ConocoPhillips                                  1.0%                   0.5%

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Core Fund.


                                      Janus Adviser Series  January 31, 2005  79

Janus Adviser Risk-Managed Core Fund (unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                  Janus Adviser
                   Risk-Managed
                   Core Fund -          S&P 500(R)
                     I Shares             Index
                     --------             -----
1/2/2003*             $10,000            $10,000
1/31/2003             $ 9,550            $ 9,424
02/28/2003            $ 9,450            $ 9,283
03/31/2003            $ 9,530            $ 9,373
04/30/2003            $10,160            $10,145
05/31/2003            $10,680            $10,679
06/30/2003            $10,770            $10,816
07/31/2003            $10,890            $11,006
08/31/2003            $11,140            $11,221
09/30/2003            $11,090            $11,102
10/31/2003            $11,810            $11,730
11/30/2003            $11,980            $11,833
12/31/2003            $12,467            $12,454
01/31/2004            $12,741            $12,682
2/29/2004             $13,016            $12,859
3/31/2004             $13,128            $12,665
4/30/2004             $12,802            $12,466
5/31/2004             $13,016            $12,637
6/30/2004             $13,402            $12,883
7/31/2004             $12,935            $12,456
8/31/2004             $12,945            $12,507
9/30/2004             $13,402            $12,642
10/31/2004            $13,565            $12,835
11/30/2004            $14,287            $13,355
12/31/2004            $14,684            $13,809
1/31/2005             $14,469            $13,472

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------
                                                              Fiscal               One                 Since
                                                          Year-to-Date+            Year              Inception*
------------------------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Core Fund - A Shares
NAV                                                            8.11%              13.08%               18.86%
MOP                                                            1.92%               6.58%               15.53%
------------------------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Core Fund - C Shares
NAV                                                           11.55%              12.98%               18.83%
LOAD                                                          10.55%**            11.97%**
------------------------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Core Fund - I Shares               11.86%              13.56%               19.44%
------------------------------------------------------------------------------------------------------------------
Janus Adviser Risk-Managed Core Fund - R Shares                7.87%              12.49%               18.26%
------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                               8.16%               6.23%               15.41%
------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Multi-Cap Core Funds                                             N/A              25/696              101/619
------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The Fund's inception date - January 2, 2003

**Calculated to include contingent deferred sales charge applicable to Class C Shares


80  Janus Adviser Series  January 31, 2005

(unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - A Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,081.10                          $3.04
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,014.06                          $2.94
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - C Shares                             (8/1/04)                       (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,115.50                          $8.53
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,017.14                          $8.13
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - I Shares                             (8/1/04)                       (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,118.60                          $5.87
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,019.66                          $5.60
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - R Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,078.70                          $4.77
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,012.40                          $4.61
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.86% for A Shares and 1.35% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.60% for C Shares and 1.10% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

For I and R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.


                                      Janus Adviser Series  January 31, 2005  81

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Common Stock - 98.7%
Aerospace and Defense - 2.0%
          1,300  Boeing Co. .......................................$     65,780
            200  General Dynamics Corp. ...........................      20,650
            400  Lockheed Martin Corp. ............................      23,124
            800  Northrop Grumman Corp. ...........................      41,504
          2,900  Raytheon Co. .....................................     108,460
            900  Rockwell Collins, Inc. ...........................      38,610
                                                                        298,128
Aerospace and Defense - Equipment - 0.2%
            400  B.F. Goodrich Co. ................................      13,720
            100  United Technologies Corp. ........................      10,068
                                                                         23,788
Agricultural Operations - 1.2%
          2,500  Archer-Daniels-Midland Co. .......................      60,500
          2,200  Monsanto Co. .....................................     119,086
                                                                        179,586
Airlines - 0%
            300  Southwest Airlines Co. ...........................       4,343
Apparel Manufacturers - 0.4%
            100  Jones Apparel Group, Inc. ........................       3,363
            200  Liz Claiborne, Inc. ..............................       8,388
            800  V. F. Corp. ......................................      42,520
                                                                         54,271
Applications Software - 0.5%
          2,500  Microsoft Corp. ..................................      65,700
            700  Siebel Systems, Inc.* ............................       6,097
                                                                         71,797
Athletic Footwear - 0.3%
            500  NIKE, Inc. - Class B .............................      43,315
Automotive - Cars and Light Trucks - 0%
            100  General Motors Corp. .............................       3,681
Automotive - Medium and Heavy Duty Trucks - 0.1%
            300  PACCAR, Inc. .....................................      21,198
Automotive - Truck Parts and Equipment - Original - 0%
            100  Johnson Controls, Inc. ...........................       5,916
Beverages - Non-Alcoholic - 1.3%
            200  Coca-Cola Co. ....................................       8,298
          2,900  Coca-Cola Enterprises, Inc. ......................      63,655
          2,000  Pepsi Bottling Group, Inc. .......................      54,700
          1,200  PepsiCo, Inc. ....................................      64,440
                                                                        191,093
Beverages - Wine and Spirits - 0.2%
            500  Brown-Forman Corp. - Class B .....................      24,115
Brewery - 0.3%
            400  Adolph Coors Co. - Class B .......................      29,840
            400  Anheuser-Busch Companies, Inc. ...................      19,672
                                                                         49,512
Building - Residential and Commercial - 0.1%
            100  Centex Corp. .....................................       6,131
            100  Pulte Homes, Inc. ................................       6,608
                                                                         12,739
Building and Construction Products - Miscellaneous - 0.3%
          1,200  Masco Corp. ......................................      44,160
Building Products - Air and Heating - 0.4%
          1,500  American Standard Companies, Inc.* ...............      60,060
Casino Hotels - 0%
            100  Harrah's Entertainment, Inc. .....................       6,324
Casino Services - 0.2%
            800  International Game Technology ....................      25,040
Cellular Telecommunications - 0.2%
            900  Nextel Communications, Inc. - Class A* ...........      25,821
Chemicals - Specialty - 1.2%
            800  Ashland, Inc. ....................................      49,104
          1,000  Eastman Chemical Co. .............................      54,150
          1,500  Ecolab, Inc. .....................................      50,475
            200  Engelhard Corp. ..................................       6,010
          1,400  Hercules, Inc. ...................................      20,314
                                                                        180,053
Coatings and Paint Products - 0.4%
          1,300  Sherwin-Williams Co. .............................      56,160
Commercial Banks - 1.4%
          1,300  AmSouth Bancorporation ...........................      32,422
            400  BB&T Corp. .......................................      15,788
            500  Compass Bancshares, Inc. .........................      23,415
            200  First Horizon National Corp. .....................       8,514
            200  M&T Bank Corp. ...................................      20,472
            200  Marshall & Ilsley Corp. ..........................       8,562
          1,700  Regions Financial Corp. ..........................      54,400
            400  Synovus Financial Corp. ..........................      10,852
            500  Zions Bancorporation .............................      33,910
                                                                        208,335
Commercial Services - Finance - 0.2%
            100  Equifax, Inc. ....................................       2,830
            400  Moody's Corp. ....................................      33,512
                                                                         36,342
Computer Aided Design - 0.6%
          2,900  Autodesk, Inc. ...................................      85,173
Computer Services - 0.2%
            500  Computer Sciences Corp.* .........................      25,760
Computers - 0.8%
            800  Apple Computer, Inc.* ............................      61,520
          1,000  Dell, Inc.* ......................................      41,760
            200  IBM Corp. ........................................      18,684
                                                                        121,964
Computers - Integrated Systems - 0.4%
          1,800  NCR Corp.* .......................................      61,524
Computers - Memory Devices - 0.1%
            500  Network Appliance, Inc.* .........................      15,920
Computers - Peripheral Equipment - 0.5%
            900  Lexmark International Group, Inc. - Class A* .....      75,015
Consumer Products - Miscellaneous - 1.3%
          1,200  Clorox Co. .......................................      71,304
            500  Fortune Brands, Inc. .............................      41,990
          1,200  Kimberly-Clark Corp. .............................      78,612
                                                                        191,906
Containers - Metal and Glass - 0.4%
          1,400  Ball Corp. .......................................      59,808
Containers - Paper and Plastic - 0.4%
            200  Bemis Company, Inc. ..............................       5,800
            500  Pactiv Corp.* ....................................      11,105
            800  Sealed Air Corp.* ................................      41,040
                                                                         57,945

See Notes to Schedules of Investments and Financial Statements


82  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Cosmetics and Toiletries - 3.1%
            650  Alberto-Culver Co. ...............................$     35,263
          3,900  Avon Products, Inc. ..............................     164,658
            100  Colgate-Palmolive Co. ............................       5,254
          2,800  Gillette Co. .....................................     142,016
            100  International Flavors & Fragrances, Inc. .........       4,222
          2,100  Procter & Gamble Co. .............................     111,783
                                                                        463,196
Cruise Lines - 0.3%
            700  Carnival Corp. (New York Shares) .................      40,320
Data Processing and Management - 1.3%
          1,400  Automatic Data Processing, Inc. ..................      60,872
          3,100  First Data Corp. .................................     126,294
            100  VERITAS Software Corp.* ..........................       2,572
                                                                        189,738
Disposable Medical Products - 0.5%
          1,100  C.R. Bard, Inc. ..................................      74,580
Distribution/Wholesale - 1.1%
          2,200  Genuine Parts Co. ................................      93,126
          1,100  W.W. Grainger, Inc. ..............................      67,331
                                                                        160,457
Diversified Operations - 4.9%
          1,000  3M Co. ...........................................      84,360
            100  Cooper Industries, Ltd. - Class A ................       6,950
          1,900  Danaher Corp. ....................................     104,272
            600  Eaton Corp. ......................................      40,794
          5,000  General Electric Co. .............................     180,650
          2,000  Honeywell International, Inc. ....................      71,960
            300  Illinois Tool Works, Inc. ........................      26,094
            500  ITT Industries, Inc. .............................      42,645
          2,000  Leggett & Platt, Inc. ............................      57,000
            100  Parker Hannifin Corp. ............................       6,516
            800  Textron, Inc. ....................................      57,584
          1,300  Tyco International, Ltd. (New York Shares) .......      46,982
                                                                        725,807
Diversified Operations - Commercial Services - 0.1%
            900  Cendant Corp. ....................................      21,195
E-Commerce/Services - 0.9%
          1,700  eBay, Inc.* ......................................     138,550
Electric - Integrated - 5.4%
          1,200  Allegheny Energy, Inc.* ..........................      23,208
          1,000  American Electric Power Company, Inc. ............      35,250
            400  Cinergy Corp. ....................................      16,116
            100  Constellation Energy Group, Inc. .................       5,000
            700  Dominion Resources, Inc. .........................      48,566
            500  DTE Energy Co. ...................................      21,905
            500  Duke Energy Corp. ................................      13,395
          3,700  Edison International .............................     120,139
            400  Entergy Corp. ....................................      27,808
            900  Exelon Corp. .....................................      39,825
          1,100  FirstEnergy Corp. ................................      43,736
          3,700  PG&E Corp.* ......................................     129,499
          1,100  Pinnacle West Capital Corp. ......................      45,870
          1,100  Public Service Enterprise Group, Inc. ............      58,025
            200  Southern Co. .....................................       6,754
          1,200  TXU Corp. ........................................      83,040
          4,300  Xcel Energy, Inc. ................................      78,217
                                                                        796,353
Electronic Components - Semiconductors - 0.3%
            500  Advanced Micro Devices, Inc.* ....................       7,900
            400  Altera Corp.* ....................................       7,680
            187  Freescale Semiconductor, Inc. - Class B* .........       3,267
            200  National Semiconductor Corp. .....................       3,386
            300  NVIDIA Corp.* ....................................       6,876
            500  PMC-Sierra, Inc.* ................................       5,140
            500  Xilinx, Inc. .....................................      14,595
                                                                         48,844
Electronic Forms - 0.1%
            300  Adobe Systems, Inc. ..............................      17,070
Electronic Measuring Instruments - 0%
            100  Tektronix, Inc. ..................................       2,882
Electronics - Military - 0.1%
            300  L-3 Communications Holdings, Inc. ................      21,423
Engineering - Research and Development Services - 0.2%
            600  Fluor Corp. ......................................      32,124
Engines - Internal Combustion - 0.3%
            500  Cummins, Inc. ....................................      38,835
Enterprise Software/Services - 0.1%
            300  BMC Software, Inc.* ..............................       5,049
            400  Computer Associates International, Inc. ..........      10,876
                                                                         15,925
Entertainment Software - 0%
            100  Electronic Arts, Inc.* ...........................       6,434
Finance - Consumer Loans - 0.2%
            700  SLM Corp. ........................................      35,133
Finance - Credit Card - 0.5%
          1,100  American Express Co. .............................      58,685
            100  Capital One Financial Corp. ......................       7,828
            200  Providian Financial Corp.* .......................       3,338
                                                                         69,851
Finance - Investment Bankers/Brokers - 1.7%
            100  Bear Stearns Companies, Inc. .....................      10,106
          2,700  Citigroup, Inc. ..................................     132,435
          2,948  JPMorgan Chase & Co. .............................     110,049
                                                                        252,590
Finance - Mortgage Loan Banker - 0.8%
          2,900  Countrywide Financial Corp. ......................     107,300
            100  Freddie Mac ......................................       6,529
                                                                        113,829
Financial Guarantee Insurance - 0.5%
          1,200  MGIC Investment Corp. ............................      76,680
Food - Confectionary - 1.1%
          1,400  Hershey Foods Corp. ..............................      81,886
          1,200  Wm. Wrigley Jr. Company ..........................      84,468
                                                                        166,354
Food - Diversified - 1.6%
          1,900  ConAgra Foods, Inc. ..............................      56,050
            100  H.J. Heinz Co. ...................................       3,781
            800  Kellogg Co. ......................................      35,712
          1,500  McCormick & Company, Inc. ........................      55,755
          3,400  Sara Lee Corp. ...................................      79,832
                                                                        231,130
Food - Retail - 0.3%
            900  Albertson's, Inc. ................................      20,592
          1,000  Safeway, Inc.* ...................................      18,850
                                                                         39,442

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  83

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Food - Wholesale/Distribution - 0.1%
            300  Supervalu, Inc. ..................................$      9,483
            100  Sysco Corp. ......................................       3,497
                                                                         12,980
Forestry - 0.5%
          1,400  Plum Creek Timber Company, Inc. ..................      50,008
            300  Weyerhaeuser Co. .................................      18,720
                                                                         68,728
Gas - Distribution - 0.5%
            300  Nicor, Inc. ......................................      11,076
          1,700  Sempra Energy Co. ................................      63,274
                                                                         74,350
Health Care Cost Containment - 0.1%
            300  McKesson Corp. ...................................      10,347
Home Decoration Products - 0.4%
          2,700  Newell Rubbermaid, Inc. ..........................      58,104
Hotels and Motels - 0.9%
            700  Hilton Hotels Corp. ..............................      15,575
            200  Marriott International, Inc. - Class A ...........      12,636
          1,800  Starwood Hotels & Resorts Worldwide, Inc. ........     104,202
                                                                        132,413
Human Resources - 0.1%
            500  Robert Half International, Inc. ..................      15,170
Industrial Automation and Robotics - 0.2%
            600  Rockwell Automation, Inc. ........................      33,990
Industrial Gases - 0%
            100  Praxair, Inc. ....................................       4,315
Instruments - Controls - 0.1%
            500  Thermo Electron Corp.* ...........................      14,970
Instruments - Scientific - 0.3%
            100  Fisher Scientific International, Inc.* ...........       6,315
            300  PerkinElmer, Inc. ................................       6,897
            600  Waters Corp.* ....................................      29,448
                                                                         42,660
Insurance Brokers - 0.6%
          3,800  Aon Corp. ........................................      86,412
Internet Security - 0.4%
          2,600  Symantec Corp.* ..................................      60,710
Investment Management and Advisory Services - 0.3%
            300  Federated Investors, Inc. - Class B ..............       8,814
            200  Franklin Resources, Inc. .........................      13,572
            300  T. Rowe Price Group, Inc. ........................      17,955
                                                                         40,341
Leisure and Recreation Products - 0.4%
          1,200  Brunswick Corp. ..................................      55,344
Life and Health Insurance - 1.7%
          1,000  AFLAC, Inc. ......................................      39,510
          1,200  CIGNA Corp. ......................................      96,300
          1,300  Lincoln National Corp. ...........................      59,982
            900  Torchmark Corp. ..................................      49,140
                                                                        244,932
Medical - Biomedical and Genetic - 0.5%
            100  Amgen, Inc.* .....................................       6,224
          1,100  Biogen Idec, Inc.* ...............................      71,456
                                                                         77,680
Medical - Drugs - 2.4%
            200  Eli Lilly and Co. ................................      10,848
            700  Forest Laboratories, Inc.* .......................      29,071
          1,000  MedImmune, Inc. ..................................      23,655
          1,800  Merck & Company, Inc. ............................      50,490
          7,320  Pfizer, Inc. .....................................     176,851
          3,200  Schering-Plough Corp. ............................      59,392
            200  Wyeth ............................................       7,926
                                                                        358,233
Medical - HMO - 1.8%
          1,200  Aetna, Inc. ......................................     152,460
            100  Humana, Inc.* ....................................       3,403
            500  UnitedHealth Group, Inc. .........................      44,450
            600  WellPoint, Inc.* .................................      72,900
                                                                        273,213
Medical - Wholesale Drug Distributors - 0%
            100  AmerisourceBergen Corp. ..........................       5,842
Medical Instruments - 2.4%
          1,900  Boston Scientific Corp.* .........................      62,814
          1,500  Guidant Corp. ....................................     108,735
            900  Medtronic, Inc. ..................................      47,241
          3,600  St. Jude Medical, Inc.* ..........................     141,408
                                                                        360,198
Medical Labs and Testing Services - 0.7%
            500  Laboratory Corporation of America Holdings* ......      23,925
            900  Quest Diagnostics, Inc. ..........................      85,770
                                                                        109,695
Medical Products - 4.0%
          1,100  Baxter International, Inc. .......................      37,136
          2,600  Becton, Dickinson and Co. ........................     147,290
            400  Biomet, Inc. .....................................      16,992
          2,200  Johnson & Johnson ................................     142,340
          2,000  Stryker Corp. ....................................      98,280
          1,800  Zimmer Holdings, Inc.* ...........................     141,930
                                                                        583,968
Metal - Copper - 0.1%
            100  Phelps Dodge Corp. ...............................       9,630
Motorcycle and Motor Scooter Manufacturing - 0.2%
            500  Harley-Davidson, Inc. ............................      30,055
Multi-Line Insurance - 2.6%
          1,100  Allstate Corp. ...................................      55,484
            600  American International Group, Inc. ...............      39,774
            600  Hartford Financial Services Group, Inc. ..........      40,374
          2,300  Loews Corp. ......................................     156,400
          2,100  MetLife, Inc. ....................................      83,475
            100  Prudential Financial, Inc. .......................       5,391
                                                                        380,898
Multimedia - 0.5%
            200  McGraw-Hill Companies, Inc. ......................      18,100
            100  Meredith Corp. ...................................       4,803
          3,300  News Corporation, Inc. - Class A .................      56,100
                                                                         79,003
Networking Products - 0.4%
          3,100  Cisco Systems, Inc.* .............................      55,924
Non-Hazardous Waste Disposal - 0%
            100  Waste Management, Inc. ...........................       2,900
Office Automation and Equipment - 0.3%
            800  Pitney Bowes, Inc. ...............................      35,792
            800  Xerox Corp.* .....................................      12,704
                                                                         48,496

See Notes to Schedules of Investments and Financial Statements


84  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Office Supplies and Forms - 0.5%
          1,100  Avery Dennison Corp. .............................$     66,099
Oil - Field Services - 1.9%
          1,700  Baker Hughes, Inc. ...............................      73,610
          1,400  BJ Services Co. ..................................      67,270
          1,800  Halliburton Co. ..................................      74,034
            900  Schlumberger, Ltd. (New York Shares) .............      61,236
                                                                        276,150
Oil and Gas Drilling - 0.8%
          1,000  Nabors Industries, Ltd.* .........................      50,400
          1,600  Transocean, Inc.* ................................      70,400
                                                                        120,800
Oil Companies - Exploration and Production - 3.7%
          1,200  Anadarko Petroleum Corp. .........................      79,452
          1,040  Apache Corp. .....................................      56,597
          3,900  Burlington Resources, Inc. .......................     170,469
          1,000  Devon Energy Corp. ...............................      40,670
          1,300  EOG Resources, Inc. ..............................      96,525
          1,300  Kerr-McGee Corp. .................................      80,275
            400  Unocal Corp. .....................................      19,028
            300  XTO Energy, Inc. .................................      10,773
                                                                        553,789
Oil Companies - Integrated - 5.1%
          1,200  Amerada Hess Corp. ...............................     103,980
          1,200  ChevronTexaco Corp. ..............................      65,280
          1,600  ConocoPhillips ...................................     148,464
          5,200  Exxon Mobil Corp. ................................     268,320
            900  Marathon Oil Corp. ...............................      34,857
          2,200  Occidental Petroleum Corp. .......................     128,436
                                                                        749,337
Oil Refining and Marketing - 1.4%
            700  Sunoco, Inc. .....................................      61,243
          2,700  Valero Energy Corp. ..............................     140,481
                                                                        201,724
Optical Supplies - 0.2%
            300  Bausch & Lomb, Inc. ..............................      21,867
Paper and Related Products - 0.8%
            700  Georgia-Pacific Corp. ............................      22,470
            300  International Paper Co. ..........................      11,745
            200  Louisiana-Pacific Corp. ..........................       5,120
          2,100  MeadWestvaco Corp. ...............................      60,669
            300  Temple-Inland, Inc. ..............................      19,080
                                                                        119,084
Pharmacy Services - 0.1%
            300  Caremark Rx, Inc.* ...............................      11,730
             13  Medco Health Solutions, Inc.* ....................         553
                                                                         12,283
Photo Equipment and Supplies - 0.1%
            500  Eastman Kodak Co. ................................      16,545
Pipelines - 0.3%
            500  Kinder Morgan, Inc. ..............................      37,520
            400  Williams Companies, Inc. .........................       6,724
                                                                         44,244
Printing - Commercial - 0.1%
            600  R.R. Donnelley & Sons Co. ........................      20,070
Property and Casualty Insurance - 1.5%
            300  ACE, Ltd. ........................................      13,020
          1,100  Progressive Corp. ................................      92,015
          1,400  SAFECO Corp. .....................................      64,820
          1,100  St. Paul Travelers Companies, Inc. ...............      41,294
            200  XL Capital, Ltd. - Class A .......................      14,956
                                                                        226,105
Publishing - Newspapers - 0.2%
            300  Gannett Company, Inc. ............................      24,012
            100  Tribune Co. ......................................       3,998
                                                                         28,010
REIT - Apartments - 0.5%
            800  Apartment Investment & Management Co. - Class A ..      28,720
            700  Archstone-Smith Trust, Inc. ......................      24,010
            500  Equity Residential Properties Trust ..............      15,770
                                                                         68,500
REIT - Regional Malls - 0.3%
            700  Simon Property Group, Inc. .......................      41,510
REIT - Warehouse and Industrial - 0%
            100  ProLogis .........................................       3,814
Retail - Apparel and Shoe - 0.6%
            900  Gap, Inc. ........................................      19,809
          1,100  Limited, Inc. ....................................      26,070
            800  Nordstrom, Inc. ..................................      38,600
                                                                         84,479
Retail - Automobile - 0%
            300  Auto Nation, Inc.* ...............................       5,712
Retail - Building Products - 0.1%
            200  Home Depot, Inc. .................................       8,252
Retail - Discount - 1.3%
            600  Big Lots, Inc.* ..................................       6,756
          1,300  Costco Wholesale Corp. ...........................      61,451
          1,000  Target Corp. .....................................      50,770
          1,300  Wal-Mart Stores, Inc. ............................      68,120
                                                                        187,097
Retail - Drug Store - 0.3%
            800  CVS Corp. ........................................      37,080
            200  Walgreen Co. .....................................       8,522
                                                                         45,602
Retail - Major Department Stores - 0.5%
          1,500  J.C. Penney Company, Inc. ........................      64,080
            100  May Department Stores Co. ........................       3,390
            100  Sears, Roebuck and Co. ...........................       5,025
                                                                         72,495
Retail - Office Supplies - 0.2%
            200  Office Depot, Inc.* ..............................       3,458
            500  OfficeMax, Inc. ..................................      14,755
            100  Staples, Inc. ....................................       3,274
                                                                         21,487
Retail - Regional Department Stores - 0.5%
          1,000  Dillard's, Inc. - Class A ........................      26,240
          1,000  Kohl's Corp.* ....................................      47,010
                                                                         73,250
Retail - Restaurants - 1.2%
            300  McDonald's Corp. .................................       9,717
          2,800  Starbucks Corp.* .................................     151,200
            400  Yum! Brands, Inc. ................................      18,540
                                                                        179,457

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  85

Janus Adviser Risk-Managed Core Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Retail - Toy Store - 0.1%
            800  Toys R Us, Inc.* .................................$     17,160
Rubber - Tires - 0.3%
            800  Cooper Tire & Rubber Co. .........................      17,288
          1,500  Goodyear Tire & Rubber Co.* ......................      23,160
                                                                         40,448
Savings/Loan/Thrifts - 0.5%
          1,200  Golden West Financial Corp. ......................      77,544
Schools - 0.6%
          1,200  Apollo Group, Inc. - Class A* ....................      93,828
Semiconductor Components/Integrated Circuits - 0.2%
            300  Linear Technology Corp. ..........................      11,322
            500  Maxim Integrated Products, Inc. ..................      19,505
                                                                         30,827
Semiconductor Equipment - 0%
            200  Teradyne, Inc.* ..................................       2,806
Steel - Producers - 0.5%
          1,300  Nucor Corp. ......................................      73,008
Steel - Specialty - 0.1%
            300  Allegheny Technologies, Inc. .....................       7,200
Super-Regional Banks - 2.9%
          4,154  Bank of America Corp. ............................     192,621
            700  Comerica, Inc. ...................................      40,502
            400  Huntington Bancshares, Inc. ......................       9,188
            200  KeyCorp ..........................................       6,684
          2,300  National City Corp. ..............................      81,765
            700  U.S. Bancorp .....................................      21,035
            834  Wachovia Corp. ...................................      45,745
            500  Wells Fargo & Co. ................................      30,650
                                                                        428,190
Telecommunication Equipment - 0%
            300  Avaya, Inc.* .....................................       4,305
            100  Comverse Technology, Inc.* .......................       2,235
                                                                          6,540
Telecommunication Equipment - Fiber Optics - 0.1%
          1,400  Corning, Inc.* ...................................      15,316
Telephone - Integrated - 1.9%
            800  ALLTEL Corp. .....................................      44,032
            600  BellSouth Corp. ..................................      15,744
            100  CenturyTel, Inc. .................................       3,269
          4,000  Citizens Communications Co. ......................      53,960
          1,700  SBC Communications, Inc. .........................      40,392
            200  Sprint Corp. .....................................       4,766
          3,300  Verizon Communications, Inc. .....................     117,447
                                                                        279,610
Television - 0%
            100  Univision Communications, Inc. - Class A* ........       2,731
Tobacco - 1.0%
            200  Altria Group, Inc. ...............................      12,766
          1,100  Reynolds American, Inc. ..........................      88,462
            800  UST, Inc. ........................................      40,528
                                                                        141,756
Tools - Hand Held - 1.0%
          1,100  Black & Decker Corp. .............................      90,640
            600  Snap-On, Inc. ....................................      19,866
            900  Stanley Works ....................................      42,804
                                                                        153,310
Transportation - Railroad - 0.8%
          1,100  Burlington Northern Santa Fe Corp. ...............      52,998
            200  CSX Corp. ........................................       7,994
          1,500  Norfolk Southern Corp. ...........................      52,380
                                                                        113,372
Transportation - Services - 1.0%
            900  FedEx Corp. ......................................      86,085
            900  Ryder System, Inc. ...............................      40,995
            300  United Parcel Service, Inc. - Class B ............      22,404
                                                                        149,484
Travel Services - 0.2%
          1,100  Sabre Group Holdings, Inc. .......................      23,210
Web Portals/Internet Service Providers - 0.9%
          3,700  Yahoo!, Inc.* ....................................     130,277
Wireless Equipment - 0.9%
          1,400  Motorola, Inc. ...................................      22,036
          2,900  QUALCOMM, Inc. ...................................     107,996
                                                                        130,032
--------------------------------------------------------------------------------
Total Common Stock (cost $12,751,069) .............................  14,595,446
--------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
       $100,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $100,007
                   collateralized by $102,582
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $102,000 (cost $100,000) ..............     100,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,851,069) - 99.4% ................  14,695,446
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6% .....      94,579
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 14,790,025
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Bermuda                    $      104,332                                   0.7%
Cayman Islands                     98,376                                   0.7%
Netherlands                        61,236                                   0.4%
Panama                             40,320                                   0.3%
United States++                14,391,182                                  97.9%
--------------------------------------------------------------------------------
Total                      $   14,695,446                                 100.0%

++ Includes Short-Term Securities (97.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements


86  Janus Adviser Series  January 31, 2005

Janus Adviser Flexible Income Fund (unaudited)

                                                               [PHOTO]
                                                               Ronald Speaker
                                                               portfolio manager

===============================================================================
Fund Strategy

This fund seeks to maximize total return while minimizing the risk to capital by primarily investing in a wide variety of income-producing securities in an effort to both take advantage of and minimize the effect of changing economic conditions.
===============================================================================

Performance Overview

For the six-month period ended January 31, 2005, Janus Adviser Flexible Income Fund posted a solid gain against a backdrop of volatile interest rates and economic uncertainty. However, the Fund trailed its benchmark during this period, returning 3.44% for its I Shares, while the Lehman Brothers Aggregate Bond Index advanced by 3.81%.

The Fund's relative performance fell short due to our conservative positioning in the summer months when bonds unexpectedly surged higher. In anticipation of interest rate hikes from the Federal Reserve Board ("Fed"), we maintained an average duration below the Index. As it happened, investors' doubt over the strength of the economy appeared to eclipse concern over the Fed's actions, and demand for longer-duration bonds grew. Unfortunately, the Fund was unable to capture the full extent of the ensuing rally.

Strategy in This Environment

Throughout the period, I exercised careful credit selection within the corporate bond and high-yield universes, where spreads tightened dramatically and defaults declined. By seeking companies that have taken decisive steps to fortify their balance sheets, reduce leverage and grow their cash flows, I exposed the Fund to recipients of credit upgrades and other outperformers. Meanwhile, I maintained an emphasis on diversification, investing in a full range of debt securities. These included Treasuries and agency bonds, corporate bonds, preferred stock, convertibles, and high-yield bonds. This flexible approach allowed me to mitigate volatility to a certain extent and shift assets toward areas of strength.

Fund Composition

As of January 31, 2005, approximately 41.2% of the Fund's total net assets were invested in investment-grade corporate bonds and 18.9% in high-yield corporate bonds. Meanwhile, mortgage-backed securities accounted for 9.8% of the Fund's total assets while U.S. Treasury and other agency bonds accounted for another 28.7% of the Fund's total net assets. Finally, foreign bonds and preferred stocks accounted for 1.1% and .9% of the Fund's total net assets, respectively.

Fund Profile
--------------------------------------------------------------------------------
                                            January 31, 2005    July 31, 2004

Weighted Average to Maturity                     6.7 Yrs.           7.2 Yrs.
Average Modified Duration+                       4.5 Yrs.           5.3 Yrs.
30-Day Average Yield++
  A Shares at NAV
    Without Reimbursement                         3.17%               N/A
    With Reimbursement                            3.64%               N/A
  A Shares at MOP
    Without Reimbursement                         3.02%               N/A
    With Reimbursement                            3.47%               N/A
  C Shares+++
    Without Reimbursement                         2.45%             3.21%
    With Reimbursement                            2.90%             3.35%
  I Shares
    Without Reimbursement                         3.06%             3.71%
    With Reimbursement                            3.40%             3.85%
  R Shares
    Without Reimbursement                         2.77%               N/A
    With Reimbursement                            3.13%               N/A
Weighted Average Fixed-Income
 Credit Rating                                        A                 A

  + A theoretical measure of price volatility.
 ++ Yields will fluctuate.
+++ Does not include the 1.00% contingent deferred sales charge.

Relatively Short Average Duration Held Back Performance

Working against us was our decision to shorten the duration of our holdings, a move we made in early in 2004 to mitigate the Fund's interest-rate sensitivity when it seemed imminent that interest rates would rise. At certain points, this strategy worked to the Fund's advantage. However, it proved detrimental during the critical third quarter of 2004, when longer-duration securities suddenly surged higher. This was a surprising turn of events given the concurrent rise in short-term interest rates. Rather than focusing on the Fed's tightening, investors' concern over the economy took center stage, inciting demand for "safe-haven" investments like 10-year Treasuries.


                                      Janus Adviser Series  January 31, 2005  87

Janus Adviser Flexible Income Fund (unaudited)

Although our constant emphasis on diversification allowed exposure to some longer-duration bonds, it was not heavy enough to take full advantage of the sharp drop in these securities' yields. Furthermore, some of our shorter maturity high-yield bonds and yield-to-call positions simply could not compete in this environment.

Exposure to High-Yield Turnaround Names Aided Performance

Our bottom-up research helped us identify previously downtrodden names in the high-yield arena that we believe have the potential to reverse course including utility companies, Reliant Resources and Allegheny Energy. Both companies refinanced some of their debt, lowered their borrowing costs and ultimately bolstered the Fund's overall performance during the period. It's notable that in 2002, Allegheny came close to bankruptcy after entering the volatile energy trading arena. Since then, a new management team headed by CEO Paul Evanson has successfully worked to improve Allegheny's credit by aggressively reducing debt and are returning to a more traditional utility operating company.

Significant Areas of Investment - (% of Net Assets)
--------------------------------------------------------------------------------

o  Janus Adviser Flexible Income Fund

[BAR CHART OMITTED]

            Electric - Integrated    7.0%

                        Pipelines    2.5%

      Oil Companies - Exploration
                   and Production    2.3%

     Containers - Metal and Glass    2.3%

               Food - Diversified    2.0%

Owens-Illinois was another contributor. The world's largest maker of glass containers, Owens has sweetened its profit margins by slashing overhead costs and spinning off its less-profitable blow-molded plastics operations. Recently, the company completed a dual-currency bond issue, using the proceeds to retire some of its higher-priced debt.

Investment Strategy and Outlook

Looking ahead, I believe the bond market will likely trade in a tighter range. Economic factors will continue to remain keys to the bond market in 2005, more specifically payroll employment growth, inflation and the effects of a weak U.S. dollar. Furthermore, I expect investors' uncertainty to subside and the economy to gain traction. Additionally, I believe the Federal Reserve will continue on its stated path to raise interest rates at a measured pace, with hopes of reaching a more neutral funds rate. Under this scenario, we will likely stay closer to our duration benchmarks and utilize our credit skills to find opportunities in the diverse bond markets. I expect to manage the portfolio conservatively in the coming months, seeking more yield-advantaged corporate bonds. I continue to remain confident that our credit selection and flexible strategy will help provide solid returns while preserving capital.

Thank you for your continued investment in Janus Adviser Flexible Income Fund.

Effective February 28, 2005, Janus Adviser Flexible Income Fund will change its name to Janus Adviser Flexible Bond Fund and add to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

88  Janus Adviser Series  January 31, 2005

(unaudited)

================================================================================
Performance

                         Initial investment of $10,000

[MOUNTAIN CHART OMITTED]

                  Janus Adviser     Lehman Brothers      Lehman Brothers
                 Flexible Income       Aggregate        Government/Credit
                 Fund - I Shares       Bond Index             Index
                 ---------------       ----------             -----
 9/13/1993*           $10,000            $10,000            $10,000
 9/30/1993            $10,015            $ 9,949            $ 9,931
10/31/1993            $10,115            $ 9,987            $ 9,972
11/30/1993            $ 9,975            $ 9,902            $ 9,859
12/31/1993            $10,034            $ 9,955            $ 9,902
 1/31/1994            $10,233            $10,090            $10,051
 2/28/1994            $10,119            $ 9,914            $ 9,833
 3/31/1994            $ 9,995            $ 9,670            $ 9,592
 4/30/1994            $ 9,952            $ 9,593            $ 9,513
 5/31/1994            $ 9,950            $ 9,591            $ 9,495
 6/30/1994            $ 9,935            $ 9,570            $ 9,473
 7/31/1994            $10,004            $ 9,760            $ 9,662
 8/31/1994            $10,031            $ 9,772            $ 9,666
 9/30/1994            $ 9,997            $ 9,629            $ 9,520
10/31/1994            $10,005            $ 9,620            $ 9,509
11/30/1994            $ 9,961            $ 9,599            $ 9,492
12/31/1994            $ 9,904            $ 9,665            $ 9,555
 1/31/1995            $10,049            $ 9,856            $ 9,738
 2/28/1995            $10,308            $10,091            $ 9,964
 3/31/1995            $10,429            $10,152            $10,031
 4/30/1995            $10,635            $10,294            $10,171
 5/31/1995            $11,104            $10,693            $10,597
 6/30/1995            $11,115            $10,771            $10,682
 7/31/1995            $11,155            $10,747            $10,641
 8/31/1995            $11,292            $10,877            $10,777
 9/30/1995            $11,612            $10,982            $10,886
10/31/1995            $11,801            $11,125            $11,046
11/30/1995            $11,969            $11,292            $11,228
12/31/1995            $12,219            $11,450            $11,393
 1/31/1996            $12,346            $11,526            $11,464
 2/29/1996            $12,151            $11,326            $11,221
 3/31/1996            $12,070            $11,247            $11,127
 4/30/1996            $12,166            $11,184            $11,051
 5/31/1996            $12,215            $11,161            $11,032
 6/30/1996            $12,307            $11,311            $11,179
 7/31/1996            $12,324            $11,342            $11,205
 8/31/1996            $12,377            $11,323            $11,178
 9/30/1996            $12,731            $11,521            $11,376
10/31/1996            $12,988            $11,776            $11,642
11/30/1996            $13,281            $11,977            $11,856
12/31/1996            $13,267            $11,866            $11,724
 1/31/1997            $13,321            $11,902            $11,738
 2/28/1997            $13,468            $11,932            $11,763
 3/31/1997            $13,290            $11,800            $11,623
 4/30/1997            $13,394            $11,976            $11,793
 5/31/1997            $13,559            $12,090            $11,903
 6/30/1997            $13,770            $12,233            $12,046
 7/31/1997            $14,148            $12,563            $12,414
 8/31/1997            $14,026            $12,456            $12,275
 9/30/1997            $14,270            $12,640            $12,468
10/31/1997            $14,441            $12,823            $12,668
11/30/1997            $14,514            $12,882            $12,734
12/31/1997            $14,698            $13,012            $12,868
 1/31/1998            $14,972            $13,179            $13,050
 2/28/1998            $14,997            $13,169            $13,023
 3/31/1998            $15,185            $13,214            $13,063
 4/30/1998            $15,234            $13,283            $13,129
 5/31/1998            $15,347            $13,409            $13,270
 6/30/1998            $15,479            $13,523            $13,405
 7/31/1998            $15,531            $13,552            $13,416
 8/31/1998            $15,479            $13,772            $13,678
 9/30/1998            $15,854            $14,095            $14,069
10/31/1998            $15,583            $14,020            $13,969
11/30/1998            $15,841            $14,100            $14,053
12/31/1998            $15,958            $14,142            $14,087
 1/31/1999            $16,143            $14,243            $14,187
 2/28/1999            $15,839            $13,994            $13,850
 3/31/1999            $16,011            $14,072            $13,919
 4/30/1999            $16,143            $14,116            $13,953
 5/31/1999            $15,892            $13,993            $13,809
 6/30/1999            $15,789            $13,948            $13,766
 7/31/1999            $15,803            $13,889            $13,728
 8/31/1999            $15,735            $13,882            $13,717
 9/30/1999            $15,776            $14,043            $13,841
10/31/1999            $15,844            $14,095            $13,877
11/30/1999            $15,992            $14,094            $13,869
12/31/1999            $16,101            $14,026            $13,785
 1/31/2000            $16,087            $13,980            $13,781
 2/29/2000            $16,224            $14,149            $13,954
 3/31/2000            $16,307            $14,335            $14,155
 4/30/2000            $16,101            $14,294            $14,086
 5/31/2000            $15,977            $14,288            $14,073
 6/30/2000            $16,265            $14,585            $14,361
 7/31/2000            $16,321            $14,717            $14,513
 8/31/2000            $16,448            $14,931            $14,718
 9/30/2000            $16,560            $15,025            $14,773
10/31/2000            $16,549            $15,124            $14,866
11/30/2000            $16,716            $15,371            $15,120
12/31/2000            $17,082            $15,656            $15,418
 1/31/2001            $17,337            $15,912            $15,677
 2/28/2001            $17,551            $16,051            $15,839
03/31/2001            $17,587            $16,132            $15,911
 4/30/2001            $17,467            $16,065            $15,792
 5/31/2001            $17,514            $16,162            $15,883
06/30/2001            $17,541            $16,223            $15,959
 7/31/2001            $18,008            $16,585            $16,357
 8/31/2001            $18,275            $16,775            $16,567
 9/30/2001            $18,359            $16,971            $16,719
10/31/2001            $18,839            $17,326            $17,143
11/30/2001            $18,569            $17,087            $16,862
12/31/2001            $18,312            $16,979            $16,729
01/31/2002            $18,396            $17,116            $16,852
02/28/2002            $18,532            $17,282            $16,995
03/31/2002            $18,201            $16,994            $16,650
04/30/2002            $18,525            $17,324            $16,973
05/31/2002            $18,649            $17,471            $17,130
06/30/2002            $18,794            $17,622            $17,275
07/31/2002            $19,003            $17,835            $17,483
 8/31/2002            $19,422            $18,136            $17,875
 9/30/2002            $19,848            $18,430            $18,260
10/31/2002            $19,703            $18,346            $18,085
11/30/2002            $19,623            $18,341            $18,096
12/31/2002            $20,088            $18,720            $18,575
 1/31/2003            $20,087            $18,736            $18,575
 2/28/2003            $20,438            $18,995            $18,906
03/31/2003            $20,449            $18,980            $18,881
 4/30/2003            $20,695            $19,137            $19,083
 5/31/2003            $21,202            $19,494            $19,625
06/30/2003            $21,161            $19,455            $19,547
07/31/2003            $20,512            $18,801            $18,727
 8/31/2003            $20,575            $18,926            $18,851
09/30/2003            $21,200            $19,427            $19,448
10/31/2003            $21,021            $19,246            $19,202
11/30/2003            $21,066            $19,292            $19,253
12/31/2003            $21,295            $19,488            $19,443
 1/31/2004            $21,463            $19,645            $19,619
 2/29/2004            $21,697            $19,857            $19,859
 3/31/2004            $21,884            $20,006            $20,041
 4/30/2004            $21,306            $19,486            $19,426
 5/31/2004            $21,150            $19,408            $19,327
 6/30/2004            $21,221            $19,517            $19,406
 7/31/2004            $21,421            $19,711            $19,611
 8/31/2004            $21,801            $20,087            $20,026
 9/30/2004            $21,884            $20,141            $20,096
10/31/2004            $22,055            $20,310            $20,270
11/30/2004            $21,874            $20,148            $20,045
12/31/2004            $22,077            $20,333            $20,258
 1/31/2005            $22,158            $20,461            $20,399

Average Annual Total Return - for the periods ended January 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                               Fiscal              One                 Five              Ten             Since
                                            Year-to-Date+          Year                Year              Year          Inception*
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund - A Shares
NAV                                             1.26%              3.24%                6.61%            8.23%            7.24%
MOP                                            (3.52)%            (1.67)%               5.59%            7.86%            6.99%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund - C Shares
NAV                                             3.19%              2.72%                5.99%            7.54%            6.51%
LOAD                                            2.19%**            1.74%**
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund - I Shares   3.44%              3.24%                6.61%            8.23%            7.24%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund - R Shares   1.08%              2.81%                6.26%            7.96%            7.00%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index            3.81%              4.16%                7.92%            7.58%            6.49%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index         4.02%              3.97%                8.16%            7.67%            6.46%
------------------------------------------------------------------------------------------------------------------------------------
Lipper Ranking - I Shares
based on total returns for
Intermediate Investment
Grade Debt Funds                                 N/A              317/468              179/272            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value
(NAV) does not include this charge and would have been lower had this charge been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A and Class R Shares.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares


                                      Janus Adviser Series  January 31, 2005  89

Janus Adviser Flexible Income Fund (unaudited)

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - A Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,012.60                          $2.73
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,014.27                          $2.74
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - C Shares                            (8/1/04)                        (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,031.90                          $7.94
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,017.39                          $7.88
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - I Shares                            (8/1/04)                        (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,034.40                          $5.38
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,019.91                          $5.35
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - R Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,010.80                          $4.44
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,012.57                          $4.44
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A and Class R Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.80% for A Shares and 1.30% for R Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 1.55% for C Shares and 1.05% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


--------------------------------------------------------------------------------
See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 30, 2004, Janus Adviser Flexible Income Fund changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed income market. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Lehman Brothers Government/Credit Index Fund as a secondary index.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.


90  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Corporate Bonds - 60.2%
Advertising Agencies - 0.3%
                 Interpublic Group of Companies, Inc.:
$        95,000    5.40%, notes, due 11/15/09 .....................$     95,365
        120,000    6.25%, notes, due 11/15/14 .....................     121,086
                                                                        216,451
Aerospace and Defense - 0.2%
        165,000  Northrop Grumman Corp., 4.079%
                   notes, due 11/16/06 ............................     166,031
Agricultural Operations - 0.5%
        305,000  Bunge Limited Finance Corp., 4.375%
                   company guaranteed notes, due 12/15/08 .........     306,009
Automotive - Cars and Light Trucks - 0.2%
        125,000  General Motors Corp., 7.20%
                   notes, due 1/15/11 .............................     125,428
Brewery - 1.1%
                 Anheuser-Busch Companies, Inc:
        120,000    5.95%, debentures, due 1/15/33 .................     133,372
         70,000    6.00%, bonds, due 11/1/41 ......................      76,793
        170,000  Coors Brewing Co., 6.375%
                   company guaranteed notes, due 5/15/12 ..........     187,392
        170,000  Miller Brewing Co., 5.50%
                   notes, due 8/15/13 (144A) ......................     178,370
        120,000  SABMiller PLC, 6.625%
                   bonds, due 8/15/33 (144A) ......................     138,939
                                                                        714,866
Building - Residential and Commercial - 0.3%
        120,000  D.R. Horton, Inc., 4.875%
                   notes, due 1/15/10 .............................     120,515
         95,000  KB Home, 5.75%
                   senior notes, due 2/1/14 .......................      96,103
                                                                        216,618
Cable Television - 1.5%
        400,000  Comcast Cable Communications, Inc., 6.20%
                   notes, due 11/15/08 ............................     428,899
        285,000  Comcast Corp., 5.85%
                   company guaranteed notes, due 1/15/10 ..........     304,161
        250,000  Cox Communications, Inc., 4.625%
                   notes, due 1/15/10 (144A) ......................     248,936
                                                                        981,996
Cellular Telecommunications - 0.9%
                 Nextel Communications, Inc.:
        260,000    6.875%, senior notes, due 10/31/13 .............     282,425
         90,000    7.375%, senior notes, due 8/1/15 ...............      99,225
        235,000  Rogers Wireless Communications, Inc.,
                   5.525% secured notes, due 12/15/10 (144A)(omega)     247,338
                                                                        628,988
Chemicals - Diversified - 0.2%
        125,000  Yara International ASA, 5.25%
                   notes, due 12/15/14 (144A) .....................     126,586
Chemicals - Specialty - 0.3%
                 Lubrizol Corp.:
        120,000    5.50%, senior notes, due 10/1/14 ...............     123,156
         95,000    6.50%, debentures, due 10/1/34 .................     102,368
                                                                        225,524
Commercial Banks - 1.8%
        240,000  BB&T Corp., 5.20%
                   subordinated notes, due 12/23/15 ...............     247,073
        165,000  Hudson United Bank, 7.00%
                   subordinated notes, due 5/15/12 ................     185,151
                 Sovereign Bank:
        125,000    4.00%, deposit notes, due 2/1/08 ...............     124,996
        260,000    5.125%, subordinated notes, due 3/15/13 ........     262,754
                 Zions Bancorporation:
        285,000    2.70%, senior notes, due 5/1/06 ................     281,897
        100,000    6.00%, subordinated notes, due 9/15/15 .........     107,268
                                                                      1,209,139
Computers - 0.3%
        235,000  IBM Corp., 2.375% notes, due 11/1/06 .............     231,046
Computers - Peripheral Equipment - 0%
          4,000  Candescent Technologies Corp., 8.00%
                   convertible senior subordinated debentures
                   due 5/1/03 (144A) (omega), (delta), (sigma), ss.           0
Consumer Products - Miscellaneous - 1.3%
                 Dial Corp.:
        495,000    7.00%, senior notes, due 8/15/06** .............     521,496
        300,000    6.50%, senior notes, due 9/15/08 ...............     323,250
                                                                        844,746
Containers - Metal and Glass - 2.3%
        130,000  Ball Corp., 6.875%
                   company guaranteed notes, due 12/15/12 .........     138,450
                 Owens-Brockway Glass Container, Inc.:
        155,000    8.875%, company guaranteed notes due 2/15/09 ...     167,594
        120,000    7.75%, company guaranteed notes due 5/15/11 ....     129,000
                 Owens-Illinois, Inc.:
        330,000    8.10%, senior notes, due 5/15/07 ...............     348,150
        705,000    7.35%, senior notes, due 5/15/08 ...............     734,962
                                                                      1,518,156
Cosmetics and Toiletries - 1.0%
        400,000  Gillette Co., 4.125%
                   senior notes, due 8/30/07 ......................     404,289
        270,000  Procter & Gamble Co., 4.75%
                   notes, due 6/15/07 .............................     277,441
                                                                        681,730
Cruise Lines - 0.2%
        100,000  Royal Caribbean Cruises, Ltd., 6.875%
                   senior notes, due 12/1/13 ......................     108,750
Data Processing and Management - 0.3%
        235,000  Fiserv, Inc., 3.00%
                   notes, due 6/27/08 .............................     227,195
Diversified Financial Services - 0.8%
                 General Electric Capital Corp.:
         95,000    3.50%, notes, due 5/1/08 .......................      93,950
        260,000    3.75%, notes, due 12/15/09 .....................     255,516
        165,000    4.375%, notes, due 11/21/11 ....................     163,883
                                                                        513,349
Diversified Operations - 1.8%
        120,000  Hutchison Whampoa International, Ltd.
                   5.45%, company guaranteed notes due 11/24/10 ...     124,668
                 Tyco International Group S.A.:
        265,000    6.375%, company guaranteed notes due 2/15/06** .     272,713
        425,000    5.80%, company guaranteed notes due 8/1/06** ...     437,544
        140,000    6.125%, company guaranteed notes due 11/1/08** .     149,786
        205,000    6.375%, company guaranteed notes due 10/15/11**      226,614
                                                                      1,211,325
Electric - Generation - 0.8%
        420,000  Allegheny Energy Supply Company LLC
                   8.25%, bonds, due 4/15/12 (omega), ss. .........     467,250
         50,000  Texas Genco Holdings, Inc., 6.875%
                   senior notes, due 12/15/14 (144A) ..............      51,750
                                                                        519,000

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  91

Janus Adviser Flexible Income Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Electric - Integrated - 7.0%
       $120,000  Alabama Power Co., 3.50%
                   senior notes, due 11/15/07 .....................$    119,056
                 Centerpoint Energy, Inc.:
        120,000    5.875%, senior notes, due 6/1/08 ...............     125,159
        120,000    6.85%, senior notes, due 6/1/15 ................     133,685
         70,000  CMS Energy Corp., 7.50%
                   senior notes, due 1/15/09 ......................      74,113
        190,000  Consumers Energy Co., 4.40%
                   first mortgage notes, due 8/15/09 (144A) .......     190,493
        175,000  Dominion Resources, Inc., 5.125%
                   senior notes, due 12/15/09 .....................     180,294
        520,000  MidAmerican Energy Holdings Co., 3.50%
                   senior notes, due 5/15/08 ......................     509,763
        285,000  Monongahela Power Co., 6.70%
                   first mortgage notes, due 6/15/14 (144A) .......     316,717
        120,000  NiSource, Inc., 3.628%
                   notes, due 11/1/06 .............................     119,493
         95,000  Northern States Power Co., 2.875%
                   first mortgage notes, due 8/1/06 ...............      93,966
        135,000  Pacific Gas and Electric Co., 4.80%
                   first mortgage notes, due 3/1/14 ...............     135,251
         45,000  Public Service Company of Colorado, 6.875%
                   senior notes, due 7/15/09 ......................      49,656
                 Southern California Edison Co.:
        280,000    7.625%, notes, due 1/15/10 .....................     321,292
        145,000    6.00%, first mortgage notes, due 1/15/34 .......     158,814
        215,000    5.75%, first mortgage notes, due 4/1/35 ........     226,820
        215,000  Southwestern Public Service Co., 5.125%
                   senior notes, due 11/1/06 ......................     219,869
                 TXU Corp.:
        635,000    6.375%, senior notes, due 6/15/06 ..............     656,282
        235,000    4.80%, notes, due 11/15/09 (144A) ..............     234,032
        135,000    5.55%, notes, due 11/15/14 (144A) ..............     134,846
        105,000    6.50%, notes, due 11/15/24 (144A) ..............     107,116
        215,000  TXU Energy Co., 7.00%
                   senior notes, due 3/15/13 ......................     242,101
        305,000  Xcel Energy, Inc., 7.00%
                   senior notes, due 12/1/10 ......................     344,080
                                                                      4,692,898
Electronic Components - Semiconductors - 0.8%
        260,000  Advanced Micro Devices, Inc., 7.75%
                   senior notes, due 11/1/12 (144A) ...............     259,350
                 Freescale Semiconductor, Inc.:
        140,000    6.875%, senior notes, due 7/15/11 ..............     148,750
        140,000    7.125%, senior notes, due 7/15/14 ..............     151,025
                                                                        559,125
Fiduciary Banks - 0.4%
        305,000  Bank of New York Company, Inc., 3.625%
                   senior notes, due 1/15/09 ......................     300,460
Finance - Auto Loans - 1.6%
                 Ford Motor Credit Co.:
        175,000    4.95%, senior notes, due 1/15/08 ...............     173,538
        190,000    7.375%, notes, due 10/28/09 ....................     202,320
        120,000    7.00%, notes, due 10/1/13 ......................     126,476
                 General Motors Acceptance Corp.:
        425,000    6.125%, notes, due 9/15/06 .....................     431,956
        140,000    5.85%, senior unsubordinated notes due 1/14/09 .     139,162
                                                                      1,073,452
Finance - Commercial - 1.2%
                 Caterpillar Financial Services Corp.:
        195,000    2.35%, notes, due 9/15/06 ......................     191,327
        375,000    3.10%, notes, due 5/15/07 ......................     370,416
        235,000  CIT Group, Inc., 3.65%
                   senior notes, due 11/23/07 .....................     233,312
                                                                        795,055
Finance - Consumer Loans - 1.4%
        475,000  Household Finance Corp., 4.625%
                   notes, due 1/15/08 .............................     484,105
                 John Deere Capital Corp.:
        150,000    3.625%, notes, due 5/25/07 .....................     149,370
        175,000    3.375%, senior notes, due 10/1/07 ..............     173,189
        140,000  SLM Corp., 4.00%
                   notes, due 1/31/14 (omega)......................     142,022
                                                                        948,686
Finance - Credit Card - 0.3%
        165,000  Capital One Bank, 5.75%
                   notes, due 9/15/10 .............................     174,615
Finance - Investment Bankers/Brokers - 0.9%
        200,000  Goldman Sachs Group, Inc., 5.125%
                   notes, due 1/15/15 .............................     202,467
        380,000  Jefferies Group, Inc., 5.50%
                   senior notes, due 3/15/16 ......................     383,436
                                                                        585,903
Finance - Other Services - 0.2%
        120,000  Athena Neuro Financial LLC, 7.25%
                   company guaranteed notes, due 2/21/08 ..........     123,600
Food - Diversified - 2.0%
                 Del Monte Corp.:
         45,000    9.25%, company guaranteed notes due 5/15/11 ....      49,950
        100,000    8.625%, senior subordinated notes
		   due 12/15/12 (omega)............................     111,125
         50,000    6.75%, senior subordinated notes
                   due 2/15/15 (144A) .............................      50,500
                 General Mills, Inc.:
        450,000    3.875%, notes, due 11/30/07 ....................     449,288
         45,000    6.00%, notes, due 2/15/12 ......................      48,919
                 Kellogg Co.:
        520,000    2.875%, senior notes, due 6/1/08 ...............     503,084
        120,000    6.60%, notes, due 4/1/11 .......................     134,576
                                                                      1,347,442
Food - Retail - 0.2%
        125,000  Kroger Co., 4.95%
                   senior notes, due 1/15/15 ......................     124,502
Foreign Governments - 1.0%
        120,000  China Development Bank, 4.75%
                   notes, due 10/8/14 .............................     118,581
        115,000  Republic of Panama, 7.25%
                   notes, due 3/15/15 .............................     117,588
                 United Mexican States:
        310,000    4.625%, notes, due 10/8/08 .....................     313,100
        140,000    6.625%, notes, due 3/3/15 ......................     151,760
                                                                        701,029
Funeral Services and Related Items - 0%
         12,000  Service Corporation International, 6.00%
                   notes, due 12/15/05 ............................      12,180
Gas - Distribution - 0.7%
        235,000  Atmos Energy Corp., 4.95%
                   notes, due 10/15/14 ............................     234,017
        225,000  Southwest Gas Corp., 7.625%
                   senior notes, due 5/15/12 ......................     261,236
                                                                        495,253

See Notes to Schedules of Investments and Financial Statements


92  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Hotels and Motels - 1.2%
$       800,000  Starwood Hotels & Resorts Worldwide, Inc.
                   6.75%, notes, due 11/15/05 .....................$    817,000
Independent Power Producer - 0.7%
                 Reliant Energy, Inc.:
        245,000    9.50%, secured notes, due 7/15/13 ..............     274,400
        175,000    6.75%, secured notes, due 12/15/14 .............     170,625
                                                                        445,025
Investment Management and Advisory Services - 0.3%
        235,000  Franklin Resources, Inc., 3.70%
                   notes, due 4/15/08 .............................     233,715
Leisure, Recreation and Gaming - 0.2%
        140,000  Hard Rock Hotel, Inc., 8.875%
                   notes, due 6/1/13 ..............................     154,000
Life and Health Insurance - 1.4%
        260,000  Americo Life, Inc., 7.875%
                   notes, due 5/1/13 (144A)ss. ....................     279,395
        330,000  StanCorp Financial Group, Inc., 6.875%
                   senior notes, due 10/1/12 ......................     364,612
        300,000  Stingray Pass-Through Trust, 5.902%
                   pass-through certificates, due 1/12/15
                   (144A) .........................................     302,541
                                                                        946,548
Machine Tools and Related Products - 0.9%
        520,000  Kennametal, Inc., 7.20%
                   senior notes, due 6/15/12 ......................     586,864
Medical - Biomedical and Genetic - 0.3%
        235,000  Amgen, Inc., 4.00%
                   senior notes, due 11/18/09 (144A) ..............     233,672
Medical - Drugs - 0.2%
        140,000  Elan Corporation PLC, 7.75%
                   senior notes, due 11/15/11 (144A)** ............     146,300
Medical - HMO - 0.9%
                 Coventry Health Care, Inc.:
         50,000    5.875%, senior notes, due 1/15/12 (144A) .......      50,750
        100,000    6.125%, senior notes, due 1/15/15 (144A) .......     101,500
        280,000  UnitedHealth Group, Inc., 3.30%
                   senior notes, due 1/30/08 ......................     274,990
        180,000  WellPoint Health Networks, Inc., 6.375%
                   notes, due 6/15/06 .............................     186,743
                                                                        613,983
Medical - Nursing Homes - 0.6%
         50,000  Genesis HealthCare Corp., 8.00%
                   senior subordinated notes, due 10/15/13 ........      54,000
        310,000  Manor Care, Inc., 6.25%
                   company guaranteed notes, due 5/1/13 ...........     334,154
                                                                        388,154
Medical Instruments - 0.3%
        230,000  Boston Scientific Corp., 4.25%
                   notes, due 1/12/11 .............................     228,127
Medical Products - 0.1%
         45,000  Fresenius Medical Care Capital Trust IV
                   7.875%, company guaranteed notes
                   due 6/15/11 ....................................      49,725
Metal - Diversified - 0.6%
        330,000  Freeport-McMoRan Copper & Gold, Inc.
                   10.125%, senior notes, due 2/1/10 ..............     372,900
Metal Processors and Fabricators - 0.2%
        140,000  Precision Castparts Corp., 5.60%
                   company guaranteed notes, due 12/15/13 .........     143,628
Motorcycle and Motor Scooter Manufacturing - 0.3%
        175,000  Harley-Davidson, Inc., 3.625%
                   notes, due 12/15/08 (144A) .....................     173,323
Multimedia - 1.1%
        45,000  Corus Entertainment, Inc., 8.75%
                   senior subordinated notes, due 3/1/12 ..........      48,881
        405,000  News America, Inc., 6.625%
                   senior notes, due 1/9/08 .......................     433,948
        235,000  Time Warner, Inc., 6.125%
                   notes, due 4/15/06 .............................     242,117
                                                                        724,946
Music - 0.2%
        100,000  WMG Holdings Corp., 6.905%
                   senior notes, due 12/15/11 (144A)(omega) .......     101,000
Mutual Insurance - 0.4%
        250,000  Nationwide Mutual Insurance Co., 5.81%
                   notes, due 12/15/24 (144A)(omega) ..............     256,711
Non-Hazardous Waste Disposal - 0.5%
        280,000  Waste Management, Inc., 7.375%
                   senior notes, due 8/1/10 .......................     319,827
Oil Companies - Exploration and Production - 2.3%
        520,000  Anadarko Petroleum Corp., 3.25%
                   notes, due 5/1/08 ..............................     509,286
        395,000  Devon Energy Corp., 2.75%
                   senior notes, due 8/1/06 .......................     389,307
         70,000  Forest Oil Corp., 8.00%
                   senior notes, due 12/15/11 .....................      79,363
        260,000  Kerr-McGee Corp., 6.95%
                   company guaranteed notes, due 7/1/24 ...........     293,886
         47,000  Magnum Hunter Resources, Inc., 9.60%
                   company guaranteed notes, due 3/15/12 ..........      53,698
                 Pemex Project Funding Master Trust:
         70,000    6.125%, company guaranteed notes
                   due 8/15/08 ....................................      73,535
         45,000    8.625%, company guaranteed notes
                   due 2/1/22(omega) ..............................      53,438
         95,000  Tengizchevroil LLP, 6.124%
                   company guaranteed notes
                   due 11/15/14 (144A)** ..........................      95,831
                                                                      1,548,344
Oil Companies - Integrated - 1.6%
        355,000  ChevronTexaco Capital Co., 3.50%
                   company guaranteed notes, due 9/17/07 ..........     354,632
        255,000  El Paso CGP Co., 7.625%
                   notes, due 9/1/08 ..............................     264,563
                 Occidental Petroleum Corp.:
        265,000    5.875%, senior notes, due 1/15/07 ..............     275,602
        165,000    4.25%, notes, due 3/15/10 ......................     164,663
                                                                      1,059,460
Oil Field Machinery and Equipment - 0.3%
        190,000  Cooper Cameron Corp., 2.65%
                   senior notes, due 4/15/07 ......................     184,448
Oil Refining and Marketing - 0.2%
                 Enterprise Products Operating L.P.:
         70,000    Series B, 6.375%
                   company guaranteed notes, due 2/1/13 ...........      75,895
         45,000    6.65%, senior notes
                   due 10/15/34 (144A) ............................      48,631
                                                                        124,526

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  93

Janus Adviser Flexible Income Fund

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Paper and Related Products - 0.1%
                 Boise Cascade LLC:
$        45,000    5.535%, senior notes, due 10/15/12(144A)(omega) $     46,238
         45,000    7.125%, senior subordinated notes
                   due 10/15/14 (144A) ............................      47,137
                                                                         93,375
Physician Practice Management - 0.1%
         45,000  US Oncology, Inc., 9.00%
                   senior notes, due 8/15/12 (144A) ...............      48,825
Pipelines - 2.5%
        120,000  Duke Capital LLC, 5.668%
                   notes, due 8/15/14 .............................     124,755
         70,000  El Paso Corp., 7.875%
                   notes, due 6/15/12 .............................      72,800
        125,000  Energy Transfer Partners L.P., 5.95%
                   senior notes, due 2/1/15 (144A) ................     128,114
        120,000  Enterprise Products Operating L.P., 5.60%
                   senior notes, due 10/15/14 (144A) ..............     122,965
        235,000  Kaneb Pipe Line Operating Partnership L.P.
                   5.875%, senior notes, due 6/1/13 ...............     246,660
        216,201  Kern River Funding Corp., 4.893%
                   company guaranteed notes, due 4/30/18(omega) ...     220,927
                 Panhandle Eastern Pipe Line Co.:
        252,000    Series B, 2.75%, senior notes, due 3/15/07 .....     246,011
        235,000    4.80%, senior notes, due 8/15/08 ...............     239,226
        260,000  Plains All American Pipeline L.P., 5.625%
                   senior notes, due 12/15/13 .....................     269,810
                                                                      1,671,268
Printing - Commercial - 0.2%
        120,000  R. R. Donnelley & Sons Co., 3.75%
                   notes, due 4/1/09 ..............................     117,953
Property and Casualty Insurance - 1.1%
        240,000  Kingsway America, Inc., 7.50%
                   senior notes, due 2/1/14 .......................     255,028
        165,000  NYMAGIC, Inc., 6.50%
                   senior notes, due 3/15/14 ......................     160,247
        300,000  Ohio Casualty Corp., 7.30%
                   notes, due 6/15/14 .............................     326,933
                                                                        742,208
Publishing - Periodicals - 0.4%
         45,000  Dex Media East LLC, 12.125%
                   company guaranteed notes, due 11/15/12 .........      53,888
        117,000  Dex Media West Finance Co., 9.875%
                   senior subordinated notes, due 8/15/13 .........     132,648
         70,000  Dex Media, Inc., 8.00%
                   notes, due 11/15/13 ............................      74,375
                                                                        260,911
Radio - 0.1%
         73,000  XM Satellite Radio Holdings, Inc., 12.00%
                   secured notes, due 6/15/10 .....................      86,140
Reinsurance - 0.5%
        125,000  Berkshire Hathaway Finance Corp., 4.85%
                   senior notes, due 1/15/15 (144A) ...............     126,085
        190,000  Berkshire Hathaway, Inc., 4.625%
                   company guaranteed notes, due 10/15/13 .........     190,501
                                                                        316,586
Retail - Apparel and Shoe - 0.5%
        330,000  Gap, Inc., 6.90%
                   notes, due 9/15/07 .............................     353,100
Retail - Discount - 0.2%
        135,000  Wal-Mart Stores, Inc., 6.875%
                   senior notes, due 8/10/09 ......................     150,779
Retail - Drug Store - 0.1%
         45,000  Rite Aid Corp., 7.625%
                   senior notes, due 4/15/05 ......................      45,338
Rubber - Tires - 0.1%
         70,000  Goodyear Tire & Rubber Co., 8.50%
                   notes, due 3/15/07 .............................      74,200
Savings/Loan/Thrifts - 0.6%
         45,000  Chevy Chase Bank FSB, 6.875%
                   subordinated notes, due 12/1/13 ................      46,350
        235,000  Webster Bank, 5.875%
                   subordinated notes, due 1/15/13 ................     247,653
         95,000  Webster Capital Trust II, 10.00%
                   company guaranteed notes, due 4/1/27 ...........     110,806
                                                                        404,809
Special Purpose Banks - 0.4%
        240,000  Rabobank Capital Funding Trust II, 5.26%
                   bonds, due 12/31/49 (144A) .....................     246,118
Special Purpose Entity - 1.1%
         45,000  Affinia Group, Inc., 9.00%
                   company guaranteed notes, due 11/30/14 (144A) ..      46,350
        400,000  Glencore Funding LLC, 6.00%
                   company guaranteed notes
                   due 4/15/14 (144A) .............................     388,576
        285,000  OneAmerica Financial Partners, 7.00%
                   bonds, due 10/15/33 (144A) .....................     313,724
                                                                        748,650
Super-Regional Banks - 0.2%
        120,000  U.S. Bancorp, 2.75%
                   senior notes, due 3/30/06 ......................     118,950
Telecommunication Services - 0.1%
         75,000  Cincinnati Bell Telephone Co., 6.30%
                   company guaranteed notes, due 12/1/28 ..........      68,813
Telephone - Integrated - 1.3%
        190,000  BellSouth Corp., 4.75%
                   notes, due 11/15/12 ............................     191,661
         50,000  Cincinnati Bell, Inc., 8.375%
                   senior subordinated notes, due 1/15/14 .........      51,125
        470,000  Deutsche Telekom International Finance B.V.
                   3.875%, company guaranteed notes
                   due 7/22/08** ..................................     466,817
        160,000  SBC Communications, Inc., 4.125%
                   notes, due 9/15/09 .............................     158,859
         25,000  Telecom Italia Capital, 4.95%
                   company guaranteed notes
                   due 9/30/14 (144A)** ...........................      24,726
                                                                        893,188
Television - 0.6%
                 Univision Communications, Inc.:
        125,000    3.50%, company guaranteed notes
                   due 10/15/07 ...................................     123,102
        305,000    3.875%, company guaranteed notes
                   due 10/15/08 ...................................     301,622
                                                                        424,724
Theaters - 0.3%
        165,000  AMC Entertainment, Inc., 9.875%
                   senior subordinated notes, due 2/1/12 ..........     178,200
Transportation - Marine - 0.3%
        195,000  Ship Finance International, Ltd., 8.50%
                   senior notes, due 12/15/13 .....................     198,900
Transportation - Railroad - 0.1%
         95,000  CSX Corp., 4.875%
                   notes, due 11/1/09 .............................      97,111
Transportation - Services - 0.4%
        240,000  FedEx Corp., 2.65%
                   notes, due 4/1/07 ..............................     234,288
Veterinary Diagnostics - 0.1%
         65,000  Vicar Operating, Inc., 9.875%
                   company guaranteed notes, due 12/1/09 ..........      70,931

See Notes to Schedules of Investments and Financial Statements


94  Janus Adviser Series  January 31, 2005

Schedule of Investments (unaudited)
As of January 31, 2005

Shares or Principal Amount                                                Value
================================================================================
Wireless Equipment - 0.2%
$       120,000  American Tower Corp., 7.125%
                   senior notes, due 10/15/12 (144A) ..............$    120,600
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $39,504,668) ..........................  40,325,324
--------------------------------------------------------------------------------
Foreign Bonds - 1.1%
Automotive - Truck Parts and Equipment - Original - 0.4%
    EUR 168,000  TRW Automotive, Inc., 10.125%
                   senior notes, due 2/15/13** ....................     257,319
Cable Television - 0.4%
    EUR 185,000  Telenet Communications N.V., 9.00%
                   senior notes, due 12/15/13 (144A)** ............     270,697
Drug Delivery Systems - 0.3%
    EUR 140,000  Fresenius Finance B.V., 7.75%
                   company guaranteed notes, due 4/30/09** ........     198,921
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $584,544) ...............................     726,937
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
          3,225  Chevy Chase Preferred Capital Corp.
                   Series A, convertible, 10.375% .................     187,082
REIT - Diversified - 0.2%
          6,075  iStar Financial, Inc., 7.875% ....................     158,558
Savings/Loan/Thrifts - 0.4%
          9,375  Chevy Chase Bank FSB, 8.00% ......................     269,531
--------------------------------------------------------------------------------
Total Preferred Stock (cost $579,308) .............................     615,171
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
              1  Versatel Telecom B.V. - expires 5/15/08(sigma)
                   (cost $0) ......................................           0
--------------------------------------------------------------------------------
U.S. Government Agencies - 19.9%
                 Fannie Mae:
$     3,065,000    3.25%, due 11/15/07 ............................   3,032,746
        435,000    4.00%, due 9/2/08 ..............................     435,076
        770,000    6.25%, due 2/1/11 ..............................     843,975
      1,175,000    5.50%, due 3/15/11 .............................   1,257,121
        268,007    (MBS), 6.00%, due 6/1/17 .......................     280,648
        620,403    (MBS), 5.00%, due 8/1/19 .......................     630,774
        362,000    (MBS), 4.50%, due 2/1/20 .......................     361,770
        220,000    6.625%, due 11/15/30 ...........................     271,471
        243,000    (MBS), 7.00%, due 2/1/32 .......................     257,656
        485,000    (MBS), 5.00%, due 2/1/33 .......................     483,788
        712,373    (MBS), 5.50%, due 2/1/33** .....................     726,839
        144,961    (MBS), 5.00%, due 4/1/34 .......................     144,708
        239,269    (MBS), 5.00%, due 4/1/34 .......................     239,296
        650,590    (MBS), 6.00%, due 7/1/34 .......................     674,267
        122,950    (MBS), 5.50%, due 11/1/34 ......................     125,289
        437,727    (MBS), 5.00%, due 12/1/34 ......................     436,963
        622,199    (MBS), 5.50%, due 12/1/34 ......................     634,036
                 Freddie Mac:
        915,000    2.75%, due 8/15/06 .............................     906,843
        127,738    (MBS), 6.00%, due 11/1/34 ......................     131,980
        150,860    (MBS), 6.00%, due 12/1/34 ......................     155,870
        729,000    (MBS), 5.00%, due 2/1/35 .......................     727,861
        485,000  Ginnie Mae (MBS), 5.50%
                   due 2/1/35 .....................................     497,428
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $13,300,252) .................$ 13,256,405
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 18.5%
                 U.S. Treasury Notes/Bonds:
      1,070,000    2.625%, due 11/15/06# ..........................   1,058,840
      1,873,000    3.00%, due 2/15/08** ...........................   1,849,588
      1,332,000    3.50%, due 11/15/09# ...........................   1,321,802
        549,464    0.875%, due 4/15/10#, (pi) .....................     541,565
        682,000    5.00%, due 8/15/11# ............................     725,557
      1,338,616    2.00%, due 1/15/14**, (pi) .....................   1,384,892
        815,000    4.25%, due 11/15/14# ...........................     822,513
        630,170    1.625%, due 1/15/15 (pi) .......................     628,841
        965,000    7.25%, due 5/15/16# ............................   1,219,104
        251,000    7.25%, due 8/15/22# ............................     330,447
      1,085,000    6.25%, due 8/15/23# ............................   1,301,280
        283,713    2.375%, due 1/15/25 (pi) .......................     305,235
        785,000    5.375%, due 2/15/31**,# ........................     878,127
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $12,161,139) ................  12,367,791
--------------------------------------------------------------------------------
Other Securities - 8.2%
      5,486,735  State Street Navigator Securities Lending
                   Prime Portfolio+ (cost $5,486,735) .............   5,486,735
--------------------------------------------------------------------------------
Repurchase Agreement - 2.7%
     $1,800,000  ABN Amro Bank N.V., 2.47%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $1,800,124
                   collateralized by $1,846,474
                   in U.S. Treasury Bills
                   0%, 3/24/05 - 5/12/05; with a
                   value of $1,836,004 (cost $1,800,000) ..........   1,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $73,416,646) - 111.5% ...............  74,578,363
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (11.5)% ..  (7,663,969)
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 66,914,394
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
   20 Contracts  U.S. Treasury - 10-year Note
                   expires March 2005, principal
                   amount $2,239,953, value $2,245,312
                   cumulative appreciation ........................$     (5,359)
--------------------------------------------------------------------------------

Summary of Investments by Country

Country                             Value             % of Investment Securities
--------------------------------------------------------------------------------
Barbados                   $      108,750                                   0.1%
Belgium                           270,697                                   0.3%
Bermuda                           198,900                                   0.3%
Canada                            650,851                                   0.9%
Cayman Islands                    427,209                                   0.6%
China                             118,581                                   0.1%
Ireland                           146,300                                   0.2%
Luxembourg                      1,207,214                                   1.6%
Mexico                            464,860                                   0.6%
Netherlands                       665,738                                   0.9%
Norway                            126,586                                   0.2%
Panama                            117,588                                   0.2%
United Kingdom                    138,939                                   0.2%
United States++                69,936,150                                  93.8%
--------------------------------------------------------------------------------
Total                      $   74,578,363                                 100.0%

++ Includes Short-Term Securities and Other Securities (84.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and                  Currency         Currency        Unrealized
Settlement Date                  Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/15/05                        525,000        $ 685,057          $ (37,899)
--------------------------------------------------------------------------------
Total                                              $ 685,057          $ (37,899)


                                      Janus Adviser Series  January 31, 2005  95

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - Portfolio Manager
--------------------------------------------------------------------------------

Average Annual Total Return
For the Periods Ended January 31, 2005
-----------------------------------------------------------------
A Shares
  Fiscal Year-to-Date+                                 0.54%
  1 Year                                               0.61%
  5 Year                                               1.82%
  Since Inception*                                     3.03%
-----------------------------------------------------------------
C Shares
  Fiscal Year-to-Date+                                 0.72%
  1 Year                                               1.04%
  5 Year                                               1.96%
  Since Inception*                                     2.98%
-----------------------------------------------------------------
I Shares
  Fiscal Year-to-Date+                                 0.60%
  1 Year                                               0.79%
  5 Year                                               2.19%
  Since Inception*                                     3.25%
-----------------------------------------------------------------

-----------------------------------------
Seven-Day Current Yield
  A Shares
    With Reimbursement          2.00%
    Without Reimbursement       0.60%

  C Shares
    With Reimbursement          1.99%
    Without Reimbursement       0.42%

  I Shares
    With Reimbursement          1.74%
    Without Reimbursement       0.46%
-----------------------------------------

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for current month end performance. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See "Explanations of Charts, Tables and Financial Statements."

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2005. Without such waivers, yields and total returns would have been lower.

+For the six-month period ended January 31, 2005 for Class C and Class I Shares and for the period September 30, 2004 to January 31, 2005 for Class A Shares.

*The predecessor fund's inception date - May 1, 1995.

Janus Distributors LLC has agreed to a 12b-1 waiver to the levels indicated in the prospectus until at least December 1, 2005.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Fund Expenses
--------------------------------------------------------------------------------
The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - A Shares                            (9/30/04)                       (1/31/05)                  (9/30/04-1/31/05) *
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,005.40                          $2.08
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,014.91                          $2.09
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - C Shares                            (8/1/04)                        (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,007.20                          $3.09
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,022.13                          $3.11
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning                        Ending                      Expenses Paid
                                                    Account Value                   Account Value                  During Period
Expense Example - I Shares                            (8/1/04)                        (1/31/05)                  (8/1/04-1/31/05) **
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000.00                       $1,006.00                          $4.35
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)                           $1,000.00                       $1,020.87                          $4.38
------------------------------------------------------------------------------------------------------------------------------------

*Expenses paid for Class A Shares reflect only the inception period (September 30, 2004 to January 31, 2005). Therefore, expenses shown are lower than would be expected for a six month period. Expenses for the six month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.61% for A Shares multiplied by the average account value over the period, multiplied by 124/365 (to reflect the inception period). Expenses include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 0.61% for C Shares and 0.86% for I Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.


96  Janus Adviser Series  January 31, 2005

(unaudited)

Schedule of Investments (unaudited)
As of January 31, 2005

Principal Amount                                                          Value
================================================================================
Commercial Paper - 28.1%
       $700,000  Gotham Funding Corp.
                   2.53%, 2/25/05 (Section 4(2)) ..................$    698,819
        500,000  Harrier Finance Funding, Inc.
                   2.44%, 3/01/05 (Section 4(2)) ..................     499,051
        500,000  La Fayette Asset Securitization LLC
                   2.50%, 3/15/05 (Section 4(2)) ..................     498,543
        581,000  Manhattan Asset Funding Company LLC
                   2.55%, 3/28/05 (Section 4(2)) ..................     578,737
        500,000  PB Finance (Delaware)
                   2.50%, 3/17/05 .................................     498,472
        700,000  Rhineland Funding Capital Corp.
                   2.58%, 3/29/05 (Section 4(2)) ..................     697,191
        700,000  Whistlejacket Capital, Ltd.
                   2.51%, 2/25/05 (144A) ..........................     698,828
--------------------------------------------------------------------------------
Total Commercial Paper (cost $4,169,641) ..........................   4,169,641
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 49.7%
        650,000  Advocare of South Carolina, Inc.
                   2.55%, 6/1/17 ..................................     650,000
        520,000  Arapahoe County, Colorado
                   Industrial Development Revenue
                   (Cottrell), Series B, 2.67%, 10/1/19 ...........     520,000
      1,290,000  Arbor View III LLC, Series 2001-A
                   2.51%, 8/1/28 ..................................   1,290,000
        310,000  Breckenridge Terrace LLC
                   2.6088%, 5/1/39 ................................     310,000
        200,000  Capel, Inc.
                   2.60%, 9/1/09 ..................................     200,000
        350,000  Colorado Housing Facilities Revenue
                   (Tenderfoot Seasonal Housing LLC)
                   Series A, 2.6088%, 7/1/35 ......................     350,000
      1,740,000  Cunat Capital Corp., Series 1998-A
                   2.83%, 12/1/28 .................................   1,740,000
        190,000  Medical Properties, Inc., North Dakota
                   (Dakota Clinic Project), 2.43%, 12/22/24 .......     190,000
        250,000  Montgomery, Alabama Industrial
                   Development Board of Revenue
                   (Jenkins Brick Co.), Series A
                   2.62%, 9/1/14 ..................................     250,000
        880,000  New Jersey Economic Development
                   Authority Revenue
                   (Four Woodbury Project)
                   Series B, 2.85%, 5/1/31 ........................     880,000
        345,000  Ohio State Higher Education Facilities
                   Revenue (Columbus College Project)
                   Series 2003A, 2.65%, 9/1/07 ....................     345,000
        160,000  Phoenix, Illinois Realty Special Account
                   Multifamily Revenue, (Brightons Mark)
                   2.74%, 4/1/20 ..................................     160,000
        300,000  Saint Joseph, Missouri Industrial
                   Development Authority Revenue
                   (Albaugh, Inc. Project)
                   Series B, 3.09%, 11/1/19 .......................     300,000
        200,000  West Covina, California Public Financing
                   Authority Tax Allocation Revenue
                   2.63%, 11/1/29 .................................     200,000
--------------------------------------------------------------------------------
Total Variable Rate Demand Notes (cost $7,385,000) ................   7,385,000
--------------------------------------------------------------------------------
Repurchase Agreement - 21.6%
     $3,200,000  Nomura Securities, Inc., 2.54%
                   dated 1/31/05, maturing 2/1/05
                   to be repurchased at $3,200,226
                   collateralized by $19,209,269
                   in U.S. Government Agencies
                   0% - 15.558%, 5/15/07 - 6/16/45; with a
                   value of $3,264,000 (cost $3,200,000) ..........$  3,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $14,754,641) - 99.4% ................  14,754,641
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6% .....      87,974
--------------------------------------------------------------------------------
Net Assets - 100% .................................................$ 14,842,615
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements


                                      Janus Adviser Series  January 31, 2005  97

Statements of Assets and Liabilities

                                                                                            Janus            Janus            Janus
                                                                             Janus        Adviser          Adviser          Adviser
                                                                           Adviser        Capital          Mid Cap       Growth and
As of January 31, 2005 (unaudited)                                          Growth   Appreciation           Growth           Income
(all numbers in thousands except net asset value per share)                Fund(1)        Fund(2)             Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(4)(5)                                            $   209,517    $   822,257      $    76,843      $   204,632
  Investments at value(4)(5)                                           $   259,096    $ 1,151,693      $   109,840      $   243,743
    Cash                                                                       293            335              391               43
    Cash denominated in foreign currencies(6)                                   --             --               --               12
    Receivables:
      Investments sold                                                       2,164          3,364            1,881            4,432
      Fund shares sold                                                         134          1,853              311              108
      Dividends                                                                141            281               46              155
      Interest                                                                   8              5                1                2
      Due from adviser                                                          --             --               --               --
    Other assets                                                                 6             18                2                3
  Variation Margin                                                              --             --               --               --
  Forward currency contracts                                                     1             --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                               261,843      1,157,549          112,472          248,498
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Collateral for securities loaned (Note 1)                                2,959         17,290            8,481            6,409
    Due to custodian                                                            --             --               --               --
    Investments purchased                                                    2,694         19,280              186            2,554
    Fund shares repurchased                                                  2,358          2,226              201           21,105
    Dividends                                                                   --             --               --               --
    Advisory fees                                                              133            615               37              126
    Transfer agent fees and expenses                                             1              2                1                1
    Administrative services fees - I Shares                                     56            237               22               49
    Administrative services fees - R Shares                                     --             --               --               --
    Distribution fees - A Shares                                                --             --               --               --
    Distribution fees - C Shares                                                 2             16                2                9
    Distribution fees - I Shares                                                56            237               22               49
    Distribution fees - R Shares                                                --             --               --               --
    Networking fees - A Shares                                                  --             --               --               --
    Networking fees - C Shares                                                   1              6                1                4
    Foreign tax liability                                                       --             --               --               --
  Accrued expenses                                                              42             52               19                8
  Variation Margin                                                              --             --               --               --
  Forward currency contracts                                                    63             --               --              180
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            8,365         39,961            8,972           30,494
Net Assets                                                             $   253,478    $ 1,117,588      $   103,500      $   218,004
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                             $   309,025    $   962,289      $   171,254      $   190,679
  Undistributed net investment income/(loss)*                                 (467)        (1,608)            (234)             125
  Undistributed net realized gain/(loss) from investments and foreign
    currency transactions*                                                (104,598)      (172,529)        (100,518)         (11,731)
  Unrealized appreciation/(depreciation) of investments and foreign
    currency translations                                                   49,518        329,436           32,998           38,931
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                       $   253,478    $ 1,117,588      $   103,500      $   218,004
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - A Shares                                                  $        11    $       703      $       151      $        16
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)              1             29                6                1
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)(9)                                 $     21.26    $     25.54      $     26.01      $     17.10
Net Asset Value Per Share                                              $     20.04    $     24.07      $     24.51      $     16.12
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                                  $     2,370    $    18,465      $     2,376      $    10,352
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)            117            769               97              640
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(10)                     $     20.17    $     24.02      $     24.40      $     16.18
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                                  $   251,086    $ 1,098,409      $   100,962      $   207,625
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         12,541         45,692            4,124           12,880
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                              $     20.02    $     24.04      $     24.48      $     16.12
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - R Shares                                                  $        11    $        11      $        11      $        11
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)              1            448**            460**              1
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share                         $     20.01    $     24.02      $     24.47      $     16.11
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Janus                                           Janus
                                                                          Adviser         Janus            Janus          Adviser
                                                                             Core       Adviser          Adviser    International
As of January 31, 2005 (unaudited)                                         Equity      Balanced        Worldwide           Growth
(all numbers in thousands except net asset value per share)                  Fund          Fund             Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(4)(5)                                           $    33,594   $   625,868      $   541,841      $   233,589
  Investments at value(4)(5)                                          $    40,886   $   700,228      $   607,657      $   314,078
    Cash                                                                       --           293              554              663
    Cash denominated in foreign currencies(6)                                   2            --               --               34
    Receivables:
      Investments sold                                                        376         2,021           12,104            2,701
      Fund shares sold                                                         59           389              344              991
      Dividends                                                                18           174              263              542
      Interest                                                                 --         3,763                4                1
      Due from adviser                                                         --            --               --               --
    Other assets                                                                1            13               12                4
  Variation Margin                                                             --            --               --               --
  Forward currency contracts                                                   --            --               71               --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                               41,342       706,881          621,009          319,014
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Collateral for securities loaned (Note 1)                                  --        58,224           29,819           10,983
    Due to custodian                                                           27            --               --               --
    Investments purchased                                                     159           937            9,683            2,644
    Fund shares repurchased                                                    13         1,934            6,134           10,641
    Dividends                                                                  --            --               --               --
    Advisory fees                                                               1           294              307              160
    Transfer agent fees and expenses                                            2             3                2                1
    Administrative services fees - I Shares                                     7           137              126               63
    Administrative services fees - R Shares                                    --            --               --               --
    Distribution fees - A Shares                                               --            --               --               --
    Distribution fees - C Shares                                                7            17                1                2
    Distribution fees - I Shares                                                7           137              126               63
    Distribution fees - R Shares                                               --            --               --               --
    Networking fees - A Shares                                                 --            --               --               --
    Networking fees - C Shares                                                  3             7               --                1
    Foreign tax liability                                                      --            --               --              147
  Accrued expenses                                                             22            32              165               59
  Variation Margin                                                             --            --               --               --
  Forward currency contracts                                                   67           773            2,277               --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                             315        62,495           48,640           24,764
Net Assets                                                            $    41,027   $   644,386      $   572,369      $   294,250
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                            $    32,390   $   587,349      $   848,055      $   357,589
  Undistributed net investment income/(loss)*                                  46           632             (273)            (113)
  Undistributed net realized gain/(loss) from investments and foreign
    currency transactions*                                                  1,366       (17,183)        (339,038)        (143,590)
  Unrealized appreciation/(depreciation) of investments and foreign
    currency translations                                                   7,225        73,588           63,625           80,364(7)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $    41,027   $   644,386      $   572,369      $   294,250
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - A Shares                                                 $        61   $        89      $        11      $        12
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             3             4              404**            406**
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)(9)                                $     18.84   $     26.25      $     28.67      $     30.48
Net Asset Value Per Share                                             $     17.75   $     24.74      $     27.02      $     28.73
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                                 $     8,573   $    19,327      $       849      $     2,291
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)           483           771               31               78
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(10)                    $     17.73   $     25.05      $     27.42      $     29.38
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                                 $    32,382   $   624,959      $   571,498      $   291,936
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         1,825        25,263           21,148           10,166
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                             $     17.74   $     24.74      $     27.02      $     28.72
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - R Shares                                                 $        11   $        11      $        11      $        11
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             1           422**            403**            406**
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share                        $     17.72   $     24.73      $     27.00      $     28.70
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Janus          Janus          Janus         Janus
                                                                               Adviser        Adviser        Adviser       Adviser
                                                                               Foreign        Mid Cap          Small  Risk-Managed
As of January 31, 2005 (unaudited)                                               Stock          Value        Company        Growth
(all numbers in thousands except net asset value per share)                       Fund           Fund     Value Fund          Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(4)(5)                                                $     2,351    $    40,424    $    17,908   $    56,573
  Investments at value(4)(5)                                               $     3,286    $    43,319    $    21,739   $    61,249
    Cash                                                                            58             61            123            96
    Cash denominated in foreign currencies(6)                                       --             --             --            --
    Receivables:
      Investments sold                                                              --            175             --           668
      Fund shares sold                                                              --             90              6            48
      Dividends                                                                      1             16              9            16
      Interest                                                                      --             --             --            --
      Due from adviser                                                              10             24             --            --
    Other assets                                                                    --             --             --             1
  Variation Margin                                                                  --             --             --            16
  Forward currency contracts                                                        --             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                     3,355         43,685         21,877        62,094
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Collateral for securities loaned (Note 1)                                       --            958             --            --
    Due to custodian                                                                --             --             --            --
    Investments purchased                                                            1            884             --           602
    Fund shares repurchased                                                         --            126             43            55
    Dividends                                                                       --             --             --            --
    Advisory fees                                                                    2             22              7             8
    Transfer agent fees and expenses                                                --             --              4            --
    Administrative services fees - I Shares                                          1              8              5            12
    Administrative services fees - R Shares                                         --             --             --            --
    Distribution fees - A Shares                                                    --             --             --            --
    Distribution fees - C Shares                                                    --              3             --             4
    Distribution fees - I Shares                                                     1              8              5            12
    Distribution fees - R Shares                                                    --             --             --            --
    Networking fees - A Shares                                                      --             --             --            --
    Networking fees - C Shares                                                      --              1             --             2
    Foreign tax liability                                                           --             --             --            --
  Accrued expenses                                                                  12             30             31            20
  Variation Margin                                                                  --             --             --            --
  Forward currency contracts                                                         6             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                   23          2,040             95           715
Net Assets                                                                 $     3,332    $    41,645    $    21,782   $    61,379
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                                 $     2,585    $    38,788    $    17,710   $    55,156
  Undistributed net investment income/(loss)*                                       (7)            13              4            51
  Undistributed net realized gain/(loss) from investments and foreign
    currency transactions*                                                        (174)           (51)           237         1,520
  Unrealized appreciation/(depreciation) of investments and foreign
    currency translations                                                          928          2,895          3,831         4,652
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                           $     3,332    $    41,645    $    21,782   $    61,379
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - A Shares                                                      $        11    $       429    $        11   $       185
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)                  1             29              1            15
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)(9)                                     $     14.07    $     15.44    $     13.70   $     13.29
Net Asset Value Per Share                                                  $     13.26    $     14.55    $     12.92   $     12.53
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                                      $       119    $     3,550    $       453   $     5,229
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)                  9            246             35           423
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(10)                         $     13.35    $     14.46    $     12.79   $     12.37
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                                      $     3,191    $    37,078    $    21,308   $    55,955
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)                241          2,549          1,651         4,474
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                  $     13.25    $     14.54    $     12.91   $     12.51
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - R Shares                                                      $        11    $       588    $        10   $        10
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)                  1             40              1             1
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share                             $     13.24    $     14.55    $     12.89   $     12.49
----------------------------------------------------------------------------------------------------------------------------------

                                                                              Janus         Janus          Janus
                                                                            Adviser       Adviser        Adviser
                                                                       Risk-Managed      Flexible          Money
As of January 31, 2005 (unaudited)                                             Core        Income         Market
(all numbers in thousands except net asset value per share)                    Fund       Fund(3)           Fund
----------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost(4)(5)                                             $    12,851   $    73,417    $    14,755
  Investments at value(4)(5)                                            $    14,695   $    74,578    $    14,755
    Cash                                                                         65           165             91
    Cash denominated in foreign currencies(6)                                    --            --             --
    Receivables:
      Investments sold                                                          200           959             --
      Fund shares sold                                                          131            49             21
      Dividends                                                                   9            --             --
      Interest                                                                   --           805             16
      Due from adviser                                                           24            --             13
    Other assets                                                                 --             1             --
  Variation Margin                                                               --            --             --
  Forward currency contracts                                                     --            --             --
----------------------------------------------------------------------------------------------------------------
Total Assets                                                                 15,124        76,557         14,896
----------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Collateral for securities loaned (Note 1)                                    --         5,487             --
    Due to custodian                                                             --            --             --
    Investments purchased                                                       292         3,495             --
    Fund shares repurchased                                                      --           544             15
    Dividends                                                                    --            11             --
    Advisory fees                                                                 6             9              3
    Transfer agent fees and expenses                                             --             1             --
    Administrative services fees - I Shares                                       2            13              3
    Administrative services fees - R Shares                                      --            --             --
    Distribution fees - A Shares                                                 --            --             --
    Distribution fees - C Shares                                                  5             7             --
    Distribution fees - I Shares                                                  2            13              3
    Distribution fees - R Shares                                                 --            --             --
    Networking fees - A Shares                                                   --            --             --
    Networking fees - C Shares                                                    2             3             --
    Foreign tax liability                                                        --            --             --
  Accrued expenses                                                               25            22             29
  Variation Margin                                                               --            --             --
  Forward currency contracts                                                     --            38             --
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                               334         9,643             53
Net Assets                                                              $    14,790   $    66,914    $    14,843
----------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $    12,383   $    65,597    $    14,843
  Undistributed net investment income/(loss)*                                    25           (28)            --
  Undistributed net realized gain/(loss) from investments and foreign
    currency transactions*                                                      538           227             --
  Unrealized appreciation/(depreciation) of investments and foreign
    currency translations                                                     1,844         1,118             --
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                        $    14,790   $    66,914    $    14,843
----------------------------------------------------------------------------------------------------------------
Net Assets - A Shares                                                   $       174   $        10    $        10
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)              13             1             10
----------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share(8)(9)                                  $     13.56   $     12.91            N/A
Net Asset Value Per Share                                               $     12.79   $     12.29    $      1.00
----------------------------------------------------------------------------------------------------------------
Net Assets - C Shares                                                   $     5,927   $     8,443    $        10
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             470           689             10
----------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(10)                      $     12.62   $     12.26    $      1.00
----------------------------------------------------------------------------------------------------------------
Net Assets - I Shares                                                   $     8,678   $    58,451    $    14,823
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)             680         4,754         14,823
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     12.77   $     12.30    $      1.00
----------------------------------------------------------------------------------------------------------------
Net Assets - R Shares                                                   $        11   $        10            N/A
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)               1             1            N/A
----------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share                          $     12.76   $     12.29            N/A
----------------------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements
**    Shares outstanding are not in thousands
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(4) Includes Repurchase Agreements of $400,000, $6,600,000 and $3,200,000 for Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Money Market Fund, respectively.
(5)   Investments at cost and value include $2,892,901, $16,867,294, $8,274,999,
      $6,227,278, $56,818,022, $28,630,465, $10,709,398, $933,683 and $5,378,168
      of securities loaned for Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund, respectively (Note 1).
(6) Includes cost of $11,910, $1,617 and $34,031 and $436 for Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Foreign Stock Fund, respectively.
(7) Net of foreign taxes on investments of $147,070 for Janus Adviser International Growth Fund.
(8) Maximum offering price is computed at 100/94.25 of net asset value. Not applicable to Janus Adviser Money Market Fund or Janus Adviser Flexible Income Fund.
(9) Maximum offering price is computed at 100/95.25 of net asset value for Adviser Flexible Income Fund only.
(10) Redemption price per share may be reduced for any applicable Janus contingent deferred sales charge.

See Notes to Financial Statements.


98                     Janus Adviser Series January 31, 2005                  99

Statements of Operations

                                                                                     Janus        Janus      Janus        Janus
                                                                        Janus       Adviser      Adviser     Adviser      Adviser
                                                                       Adviser      Capital      Mid Cap   Growth and      Core
For the six month period ended January 31, 2005 (unaudited)            Growth    Appreciation    Growth      Income       Equity
(all numbers in thousands)                                             Fund(1)      Fund(2)       Fund        Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $      62    $     890    $      22    $      39    $       9
  Securities loaned income                                                   4            8            4            4           --
  Dividends                                                              1,236        3,976          363        1,933          312
  Foreign tax withheld                                                      --           --           (4)         (33)          (7)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  1,302        4,874          385        1,943          314
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            965        3,552          341          739          123
  Transfer agent fees and expenses                                           3            5            3            5            3
  Registration fees                                                         45           37           40           40           39
  Custodian fees                                                            10           10            7           11            6
  Audit fees                                                                12            6            6            7            8
  Trustees fees and expenses                                                 8           13            6            6            6
  Printing expenses                                                         13           10            9            7           13
  System fees                                                               14           11           12           11           11
  Legal fees                                                                 8            8            7            4            5
  Distribution fees - A Shares*                                             --           --           --           --           --
  Distribution fees - C Shares                                              12           85           10           55           44
  Distribution fees - I Shares                                             374        1,366          131          284           40
  Distribution fees - R Shares*                                             --           --           --           --           --
  Administrative service fees - I Share                                    374        1,366          131          284           40
  Administrative service fees - R Shares*                                   --           --           --           --           --
  Networking fees - A Shares*                                               --           --           --           --           --
  Networking fees - C Shares                                                 1            6            1            4            3
  Other expenses                                                             5           14            2            3           --
 Non-recurring costs (Note 2)                                               --           --           --           --           --
 Costs assumed by Janus Capital Management LLC (Note 2)                     --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           1,844        6,489          706        1,460          341
Expense and Fee Offsets                                                     (1)          (2)          (1)          --           --
Net Expenses                                                             1,843        6,487          705        1,460          341
Excess Expense Reimbursement                                               (87)          (5)         (86)          --          (73)
Net Expenses After Reimbursement                                         1,756        6,482          619        1,460          268
Net Investment Income/(Loss)                                              (454)      (1,608)        (234)         483           46
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                     27       11,592        5,212       12,982        2,291
  Net realized gain/(loss) from foreign currency transactions             (385)          --           --         (123)         (81)
  Net realized gain/(loss) from future contracts                            --           --           --           --           --
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                   16,152      129,335       10,716       13,350        1,455
  Payment from affiliate (Note 2)                                            1            2           --            1           --
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  15,795      140,929       15,928       26,210        3,665
Net Increase/(Decrease) in Net Assets Resulting from Operations      $  15,341    $ 139,320    $  15,694    $  26,693    $   3,711
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Janus         Janus        Janus
                                                                       Janus        Janus       Adviser       Adviser      Adviser
                                                                      Adviser      Adviser   International    Foreign      Mid Cap
For the six month period ended January 31, 2005 (unaudited)          Balanced     Worldwide     Growth         Stock        Value
(all numbers in thousands)                                             Fund         Fund         Fund          Fund         Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $   6,797    $     462    $      28     $       3    $      53
  Securities loaned income                                                  24           34           33            --           --
  Dividends                                                              3,035        4,312        2,225            19          185
  Foreign tax withheld                                                     (45)        (266)        (201)           (2)          (1)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  9,811        4,542        2,085            20          237
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          2,045        1,960          966            10          107
  Transfer agent fees and expenses                                           6            5            3             2            2
  Registration fees                                                         35           41           45            23           46
  Custodian fees                                                            25          117           58             3            8
  Audit fees                                                                 8           11           21             5            5
  Trustees fees and expenses                                                11           12            7             4            6
  Printing expenses                                                         16           15           19            10           13
  System fees                                                               12           10           12            12           12
  Legal fees                                                                 6            6            9             7            6
  Distribution fees - A Shares*                                             --           --           --            --           --
  Distribution fees - C Shares                                             101            4           10             1           13
  Distribution fees - I Shares                                             904          816          375             4           38
  Distribution fees - R Shares*                                             --           --           --            --           --
  Administrative service fees - I Share                                    904          816          375             4           38
  Administrative service fees - R Shares*                                   --           --           --            --           --
  Networking fees - A Shares*                                               --           --           --            --           --
  Networking fees - C Shares                                                 7           --            1            --            1
  Other expenses                                                            13           12            4            --            1
 Non-recurring costs (Note 2)                                               --           --           --            --           --
 Costs assumed by Janus Capital Management LLC (Note 2)                     --           --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           4,093        3,825        1,905            85          296
Expense and Fee Offsets                                                     (3)          (5)          --            --           --
Net Expenses                                                             4,090        3,820        1,905            85          296
Excess Expense Reimbursement                                               (61)         (61)         (44)          (58)         (83)
Net Expenses After Reimbursement                                         4,029        3,759        1,861            27          213
Net Investment Income/(Loss)                                             5,782          783          224            (7)          24
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 32,928       29,797       28,301           109        1,359
  Net realized gain/(loss) from foreign currency transactions             (716)      (2,508)        (270)            1           --
  Net realized gain/(loss) from future contracts                            --           --           --            --           89
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                   11,045       24,787       30,015(5)        225        1,568
  Payment from affiliate (Note 2)                                           --            2            5            --            1
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  43,257       52,078       58,051           335        3,017
Net Increase/(Decrease) in Net Assets Resulting from Operations      $  49,039    $  52,861    $  58,275     $     328    $   3,041
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Janus        Janus        Janus        Janus        Janus
                                                                     Adviser       Adviser     Adviser      Adviser       Adviser
                                                                      Small     Risk-Managed  Risk-Managed  Flexible       Money
For the six month period ended January 31, 2005 (unaudited)          Company       Growth        Core        Income       Market
(all numbers in thousands)                                          Value Fund      Fund         Fund        Fund(3)       Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $       7    $      27    $       1    $   1,756    $     153
  Securities loaned income                                                  --           --           --            9           --
  Dividends                                                                159          350          111           19           --
  Foreign tax withheld                                                      --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    166          377          112        1,784          153
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             68          142           33          190           19
  Transfer agent fees and expenses                                          12            2            1            3            2
  Registration fees                                                         25           33           35           38           27
  Custodian fees                                                             4           13            8            6            3
  Audit fees                                                                 8            9            9            9            6
  Trustees fees and expenses                                                 5            5            5            6            4
  Printing expenses                                                         16            8           10           14           16
  System fees                                                               12           12           12           12           10
  Legal fees                                                                 5            6            6            7            4
  Distribution fees - A Shares*                                             --           --           --           --           --
  Distribution fees - C Shares                                               2           26           27           46          N/A
  Distribution fees - I Shares                                              22           64           10           83           19
  Distribution fees - R Shares*                                             --           --           --           --          N/A
  Administrative service fees - I Share                                     22           64           10           83           19
  Administrative service fees - R Shares*                                   --           --           --           --          N/A
  Networking fees - A Shares*                                               --           --           --           --           --
  Networking fees - C Shares                                                --            2            2            3           --
  Other expenses                                                            --           --            1            1           --
 Non-recurring costs (Note 2)                                               --           --           --           --           --
 Costs assumed by Janus Capital Management LLC (Note 2)                     --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             201          386          169          501          129
Expense and Fee Offsets                                                     --           --           --           --           --
Net Expenses                                                               201          386          169          501          129
Excess Expense Reimbursement                                               (40)         (60)         (82)         (79)         (64)
Net Expenses After Reimbursement                                           161          326           87          422           65
Net Investment Income/(Loss)                                                 5           51           25        1,362           88
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                    272        2,768          980          885(4)        --
  Net realized gain/(loss) from foreign currency transactions               --           --           --           21           --
  Net realized gain/(loss) from future contracts                            --          144           --         (441)          --
  Change in unrealized net appreciation/(depreciation) of investments
    and foreign currency translations                                    1,447        2,060          452          762           --
  Payment from affiliate (Note 2)                                           --           --           --           --           --
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   1,719        4,972        1,432        1,227           --
Net Increase/(Decrease) in Net Assets Resulting from Operations      $   1,724    $   5,023    $   1,457    $   2,589    $      88
----------------------------------------------------------------------------------------------------------------------------------

*     A Shares and R Shares commenced operations on September 30, 2004.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(4) Includes $1,328,648 of realized gains resulting from a redemption in kind during the period ended January 31, 2005 for the Janus Adviser Flexible Income Fund.
(5) Net of foreign taxes on investments of $147,070 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.


100                     Janus Adviser Series  January 31, 2005               101

Statements of Changes in Net Assets

                                                                         Janus Adviser                Janus Adviser
For the six month period ended January 31, 2005 (unaudited)                 Growth                 Capital Appreciation
and for the fiscal year ended July 31, 2004                                 Fund(1)                       Fund(2)
(all numbers in thousands)                                           2005            2004           2005           2004
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      (454)   $    (1,568)   $    (1,608)   $    (3,249)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    (358)        10,237         11,592        (13,381)
  Net realized gain/(loss) from futures contracts                           _              _             --             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   16,152         29,913        129,335        109,245
  Payment from affiliate (Note 2)                                           1              3              1              1
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        15,341         38,585        139,320         92,616
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Share                                                                --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Return of capital*
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                             11            N/A            721            N/A
    C Shares                                                               45            639          1,997          2,305
    I Shares                                                           25,862        105,513        121,158        307,834
    R Shares**                                                             10            N/A             10            N/A
  Reinvested dividends and distributions
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Shares repurchased(3)
    A Shares**                                                             --            N/A            (26)           N/A
    C Shares                                                             (290)        (1,283)        (1,377)        (9,135)
    I Shares                                                         (117,900)      (220,722)      (187,978)      (440,544)
    R Shares**                                                             --            N/A             --            N/A
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (92,262)      (115,853)       (65,495)      (139,540)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (76,921)       (77,268)        73,825        (46,924)
Net Assets:
  Beginning of period                                                 330,399        407,667      1,043,763      1,090,687
----------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $   253,478    $   330,399    $ 1,117,588    $ 1,043,763
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      (467)   $       (12)   $    (1,608)   $        --
----------------------------------------------------------------------------------------------------------------------------

                                                                         Janus Adviser                 Janus Adviser
For the six month period ended January 31, 2005 (unaudited)              Mid Cap Growth              Growth and Income
and for the fiscal year ended July 31, 2004                                  Fund                          Fund
(all numbers in thousands)                                            2005          2004           2005           2004
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      (234)   $    (1,440)   $       483    $      (147)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                   5,212         54,317         12,859         11,278
  Net realized gain/(loss) from futures contracts                          --             --             --             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   10,716        (11,087)        13,350         14,468
  Payment from affiliate (Note 2)                                          --             --              1             --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        15,694         41,790         26,693         25,599
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             (1)
    I Shares                                                               --             --           (345)          (235)
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Share                                                                --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Return of capital*
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --             --           (345)          (236)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                            148            N/A             15            N/A
    C Shares                                                              250          1,488            366          3,022
    I Shares                                                           26,483         46,248         25,850         64,868
    R Shares**                                                             10            N/A             10            N/A
  Reinvested dividends and distributions
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --              1
    I Shares                                                               --             --            340            233
    R Shares**                                                             --            N/A             --            N/A
  Shares repurchased(3)
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                             (111)          (190)        (2,958)        (5,286)
    I Shares                                                          (40,469)      (255,371)       (68,414)      (151,166)
    R Shares**                                                             --            N/A             --            N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (13,689)      (207,825)       (44,791)       (88,328)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   2,005       (166,035)       (18,443)       (62,965)
Net Assets:
  Beginning of period                                                 101,495        267,530        236,447        299,412
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $   103,500    $   101,495    $   218,004    $   236,447
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      (234)   $        --    $       125    $       (14)
-----------------------------------------------------------------------------------------------------------------------------

                                                                        Janus Adviser                  Janus Adviser
For the six month period ended January 31, 2005 (unaudited)              Core Equity                     Balanced
and for the fiscal year ended July 31, 2004                                 Fund                           Fund
(all numbers in thousands)                                           2005           2004           2005            2004
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        46    $      (102)   $     5,782    $    13,522
  Net realized gain/(loss) from investment
    and foreign currency transactions                                   2,210          4,381         32,212         46,261
  Net realized gain/(loss) from futures contracts                          --             --             --             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    1,455          2,118         11,045         24,328
  Payment from affiliate (Note 2)                                          --             --             --             --
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         3,711          6,397         49,039         84,111
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             (1)           N/A
    C Shares                                                               --             --           (142)          (203)
    I Shares                                                               --             --         (7,166)       (12,819)
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                             (252)            --             --             --
    I Share                                                              (943)            --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Return of capital*
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,195)            --         (7,309)       (13,022)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                             62            N/A             89            N/A
    C Shares                                                              274            919            280          4,425
    I Shares                                                            2,487          8,927         51,017        219,171
    R Shares**                                                             10            N/A             10            N/A
  Reinvested dividends and distributions
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                              191             --            103            148
    I Shares                                                              939             --          7,163         12,805
    R Shares**                                                             --            N/A             --            N/A
  Shares repurchased(3)
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                           (1,670)        (3,272)        (2,976)       (17,281)
    I Shares                                                           (4,512)       (20,829)      (227,993)      (483,938)
    R Shares**                                                             --            N/A             --            N/A
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (2,219)       (14,255)      (172,307)      (264,670)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     297         (7,858)      (130,577)      (193,581)
Net Assets:
  Beginning of period                                                  40,730         48,588        774,963        968,544
--------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    41,027    $    40,730    $   644,386    $   774,963
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $        46    $        (1)   $       632    $     2,158
--------------------------------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
**    A Shares and R Shares commenced operations on September 30, 2004.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) During the fiscal year ended July 31, 2004, the Janus Adviser Mid Cap Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $136,849,679 on the date of redemption.

See Notes to Financial Statements.


102                 Janus Adviser Series  January 31, 2005                   103

                                                                                                        Janus Adviser
                                                                          Janus Adviser                 International
For six month period ended January 31, 2005 (unaudited)                     Worldwide                      Growth
and for the fiscal year ended July 31, 2004                                   Fund                          Fund
(all numbers in thousands)                                            2005          2004            2005           2004
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $       783    $     2,333    $       224    $     1,832
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  27,289        154,857         28,031         93,739
  Net realized gain/(loss) from futures contracts                          --             --             --             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   24,787        (57,793)        30,015          3,885
  Payment from affiliate (Note 2)                                           2             --              5             34
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        52,861         99,397         58,275         99,490
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             (3)            (5)            (9)
    I Shares                                                           (2,268)        (6,588)        (1,897)        (4,011)
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (2,268)        (6,591)        (1,902)        (4,020)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                             10            N/A             10            N/A
    C Shares                                                               25            253            187            843
    I Shares                                                           58,514        307,581         53,579        454,146
    R Shares**                                                             10            N/A             10            N/A
  Redemption fees
    I Shares                                                               11             31              8            113
  Reinvested dividends and distributions
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --              2              4              7
    I Shares                                                            2,263          6,574          1,872          3,798
    R Shares**                                                             --            N/A             --            N/A
  Shares repurchased
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                              (48)          (334)          (263)          (536)
    I Shares                                                         (248,917)      (822,167)      (117,024)      (731,991)
    R Shares**                                                             --            N/A             --            N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (188,132)      (508,060)       (61,617)      (273,620)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (137,539)      (415,254)        (5,244)      (178,150)
Net Assets:
  Beginning of period                                                 709,908      1,125,162        299,494        477,644
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $   572,369    $   709,908    $   294,250    $   299,494
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $      (273)   $     1,212    $      (113)   $     1,564
-----------------------------------------------------------------------------------------------------------------------------


                                                                         Janus Adviser                 Janus Adviser
For six month period ended January 31, 2005 (unaudited)                  Foreign Stock                 Mid Cap Value
and for the fiscal year ended July 31, 2004                                  Fund                          Fund
(all numbers in thousands)                                            2005          2004            2005          2004
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        (7)   $       (10)   $        24    $        19
  Net realized gain/(loss) from investment
    and foreign currency transactions                                     110             79          1,359          1,802
  Net realized gain/(loss) from futures contracts                          --             --             89             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      225            584          1,568            673
  Payment from affiliate (Note 2)                                          --             --              1              2
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           328            653          3,041          2,496
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Shares                                                               --             (7)           (22)            (5)
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             --            N/A            (17)           N/A
    C Shares                                                               --             --           (154)           (11)
    I Shares                                                               --             --         (1,647)          (233)
    R Shares**                                                             --            N/A             (1)           N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --             (7)        (1,841)          (249)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                             10            N/A            422            N/A
    C Shares                                                               28             --          1,570          1,415
    I Shares                                                              318          1,295         13,989         16,216
    R Shares**                                                             10            N/A            724            N/A
  Redemption fees
    I Shares                                                               --             --            N/A            N/A
  Reinvested dividends and distributions
    A Shares**                                                             --            N/A             16            N/A
    C Shares                                                               --             --            142             10
    I Shares                                                               --              7          1,583            204
    R Shares**                                                             --            N/A              1            N/A
  Shares repurchased
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --           (113)          (261)
    I Shares                                                             (313)        (1,368)        (3,636)        (2,362)
    R Shares**                                                             --            N/A           (140)           N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    53            (66)        14,558         15,222
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     382            580         15,758         17,469
Net Assets:
  Beginning of period                                                   2,950          2,370         25,887          8,418
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $     3,332    $     2,950    $    41,645    $    25,887
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $        (7)   $        --    $        13    $        12
-----------------------------------------------------------------------------------------------------------------------------


                                                                         Janus Adviser                Janus Adviser
For six month period ended January 31, 2005 (unaudited)                  Small Company                Risk-Managed
and for the fiscal year ended July 31, 2004                                Value Fund                  Growth Fund
(all numbers in thousands)                                            2005          2004            2005         2004
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         5    $       (30)   $        51    $      (280)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                     272          1,564          2,768          3,185
  Net realized gain/(loss) from futures contracts                          --             --            144            299
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    1,447            802          2,060          1,395
  Payment from affiliate (Note 2)                                          --             --             --              4
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         1,724          2,336          5,023          4,603
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A             --            N/A
    C Shares                                                               --             --             --             --
    I Shares                                                               --             --             --             --
    R Shares**                                                             --            N/A             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             (1)           N/A             (1)           N/A
    C Shares                                                              (26)            (1)          (362)          (115)
    I Shares                                                           (1,097)          (187)        (3,568)          (983)
    R Shares**                                                             (1)           N/A             (1)           N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,125)          (188)        (3,932)        (1,098)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                             10            N/A            186            N/A
    C Shares                                                               92            434             72            360
    I Shares                                                            7,927          4,792         33,261         17,378
    R Shares**                                                             10            N/A             10            N/A
  Redemption fees
    I Shares                                                              N/A            N/A              1             --
  Reinvested dividends and distributions
    A Shares**                                                              1            N/A              1            N/A
    C Shares                                                               25              1            363            115
    I Shares                                                            1,057            179          3,547            983
    R Shares**                                                              1            N/A              1            N/A
  Shares repurchased
    A Shares**                                                             --            N/A             (4)           N/A
    C Shares                                                              (38)          (102)          (307)          (509)
    I Shares                                                           (3,148)        (5,292)       (28,235)        (9,045)
    R Shares**                                                             --            N/A             --            N/A
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 5.937             12          8,896          9,282
-----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   6,536          2,160          9,987         12,787
Net Assets:
  Beginning of period                                                  15,246         13,086         51,392         38,605
-----------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    21,782    $    15,246    $    61,379    $    51,392
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $         4    $        --    $        51    $        --
-----------------------------------------------------------------------------------------------------------------------------


                                                                        Janus Adviser
For six month period ended January 31, 2005 (unaudited)               Risk-Managed Core
and for the fiscal year ended July 31, 2004                                  Fund
(all numbers in thousands)                                           2005           2004
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        25    $       (27)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                     980          1,352
  Net realized gain/(loss) from futures contracts                          --             --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      452            627
  Payment from affiliate (Note 2)                                          --             26
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         1,457          1,978
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                             --            N/A
    C Shares                                                               --             --
    I Shares                                                               --             --
    R Shares**                                                             --            N/A
  Net realized gain from investment transactions*
    A Shares**                                                             (6)           N/A
    C Shares                                                             (599)           (78)
    I Shares                                                             (884)          (115)
    R Shares**                                                             (1)           N/A
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,490)          (193)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                            186            N/A
    C Shares                                                              510              5
    I Shares                                                              493          2,195
    R Shares**                                                             10            N/A
  Redemption fees
    I Shares                                                               --             --
  Reinvested dividends and distributions
    A Shares**                                                              1            N/A
    C Shares                                                              590             78
    I Shares                                                              877            115
    R Shares**                                                              1            N/A
  Shares repurchased
    A Shares**                                                             (9)           N/A
    C Shares                                                              (66)          (277)
    I Shares                                                              (28)        (3,201)
    R Shares**                                                             --            N/A
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 2,565         (1,085)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   2,532            700
Net Assets:
  Beginning of period                                                  12,258         11,558
--------------------------------------------------------------------------------------------
  End of period                                                   $    14,790    $    12,258
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $        25    $        --
--------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
**    A Shares and R Shares commenced operations on September 30, 2004

See Notes to Financial Statements.

104               Janus Adviser Series  January 31, 2005                     105

                                                                        Janus Adviser             Janus Adviser
For the six month period ended January 31, 2005 (unaudited)            Flexible Income             Money Market
and for the fiscal year ended July 31, 2004                                Fund(1)                     Fund
(all numbers in thousands)                                             2005         2004         2005         2004
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   1,362    $   3,762    $      88    $      65
  Net realized gain/(loss) from investment
    and foreign currency transactions                                   906        1,424           --           --
  Net realized gain/(loss) from futures contracts                      (441)         600           --           --
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    762       (1,020)          --           --
  Payment from affiliate (Note 2)                                        --           --           --           --
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       2,589        4,766           88           65
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    A Shares**                                                           --          N/A           --          N/A
    C Shares                                                           (197)        (482)          --           --
    I Shares                                                         (1,575)      (3,279)         (88)         (65)
    R Shares**                                                           --          N/A          N/A          N/A
  Net realized gain from investment transactions*
    A Shares**                                                           --          N/A           --          N/A
    C Shares                                                           (112)        (211)          --           --
    I Shares                                                           (778)      (1,243)          --           --
    R Shares**                                                           --          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (2,662)      (5,215)         (88)         (65)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    A Shares**                                                           10          N/A           10          N/A
    C Shares                                                             89        2,331           39          102
    I Shares                                                          7,688       26,545        3,675        9,896
    R Shares**                                                           10          N/A          N/A          N/A
 Reinvested dividends and distributions
    A Shares**                                                           --          N/A           --          N/A
    C Shares                                                            165          345           --           --
    I Shares                                                          2,325        4,404           87           64
    R Shares**                                                           --          N/A          N/A          N/A
  Shares repurchased(2)
    A Shares**                                                           --          N/A           --          N/A
    C Shares                                                         (1,595)     (13,124)         (67)        (238)
    I Shares                                                        (21,809)     (61,379)      (5,461)     (13,821)
    R Shares**                                                           --          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (13,117)     (40,878)      (1,717)      (3,997)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (13,190)     (41,327)      (1,717)      (3,997)
Net Assets:
  Beginning of period                                                80,104      121,431       16,560       20,557
------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  66,914    $  80,104    $  14,843    $  16,560
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                       $     (28)   $     382    $      --    $      --
------------------------------------------------------------------------------------------------------------------

*     See Note 3 in Notes to Financial Statements.
**    A Shares and R Shares commenced operations on September 30, 2004.
(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2) During the period ended January 31, 2005, the Janus Adviser Flexible Income Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $3,973,841 on the date of redemption.

See Notes to Financial Statements.


106  Janus Adviser Series  January 31, 2005

Financial Highlights - A Shares

                                                           Janus Adviser                Janus Adviser
For a share outstanding during the                            Growth                 Capital Appreciation
period ended January 31, 2005 (unaudited)                     Fund(1)                       Fund(2)
                                                              2005(3)                       2005(3)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    18.80                    $    22.32
---------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .04                          (.01)
  Net gain/(loss) on securities
    (both realized and unrealized)                                1.20                          1.76
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.24                          1.75
---------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                            --
  Distributions (from capital gains)*                               --                            --
---------------------------------------------------------------------------------------------------------
Total Distributions                                                 --                            --
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    20.04                    $    24.07
---------------------------------------------------------------------------------------------------------
Total Return**                                                    6.60%                         7.84%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $       11                    $      703
Average Net Assets for the Period
  (in thousands)                                            $       10                    $      403
Ratio of Gross Expenses to
  Average Net Assets***(4)                                        0.91%                         0.91%
Ratio of Net Expenses to
  Average Net Assets***(4)                                        0.91%                         0.91%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.00%                        (0.17)%
Portfolio Turnover Rate***                                          48%                           35%

                                                           Janus Adviser                Janus Adviser
For a share outstanding during the                        Mid Cap Growth              Growth and Income
period ended January 31, 2005 (unaudited)                      Fund                          Fund
                                                              2005(3)                       2005(3)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    21.75                    $    14.64
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      --                           .04
  Net gain/(loss) on securities
    (both realized and unrealized)                                2.76                          1.47
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  2.76                          1.51
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                          (.03)
  Distributions (from capital gains)*                               --                            --
-------------------------------------------------------------------------------------------------------
Total Distributions                                                 --                          (.03)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    24.51                    $    16.12
-------------------------------------------------------------------------------------------------------
Total Return**                                                   12.69%                        10.34%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $      151                    $       16
Average Net Assets for the Period
  (in thousands)                                            $       55                    $       13
Ratio of Gross Expenses to
  Average Net Assets***(4)                                        0.91%                         1.04%
Ratio of Net Expenses to
  Average Net Assets***(4)                                        0.90%                         1.04%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                          (0.07)%                        0.73%
Portfolio Turnover Rate***                                          31%                           47%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3)   Period from September 30, 2004 (inception date) through January 31, 2005.
(4)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  107

                                                           Janus Adviser               Janus Adviser
For a share outstanding during the                          Core Equity                   Balanced
period ended January 31, 2005 (unaudited)                      Fund                         Fund
                                                              2005(1)                      2005(1)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    17.05                    $    23.80
----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .01                           .08
  Net gain/(loss) on securities
    (both realized and unrealized)                                1.22                          1.03
----------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.23                          1.11
----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                          (.17)
  Distributions (from capital gains)*                             (.53)                           --
----------------------------------------------------------------------------------------------------
Total Distributions                                               (.53)                         (.17)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    17.75                    $    24.74
----------------------------------------------------------------------------------------------------
Total Return**                                                    7.14%                         4.66%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $       61                    $       89
Average Net Assets for the Period
  (in thousands)                                            $       25                    $       52
Ratio of Gross Expenses to
  Average Net Assets***(2)                                        0.95%                         0.82%
Ratio of Net Expenses to
  Average Net Assets***(2)                                        0.95%                         0.82%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.48%                         1.74%
Portfolio Turnover Rate***                                          71%                           53%

                                                           Janus Adviser                 Janus Adviser
For a share outstanding during the                           Worldwide               International Growth
period ended January 31, 2005 (unaudited)                      Fund                          Fund
                                                              2005(1)                       2005(1)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    24.88                    $    24.80
---------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     .05                           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                                2.22                          4.07
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  2.27                          4.12
---------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                         (.13)                         (.19)
  Distributions (from capital gains)*                               --                            --
---------------------------------------------------------------------------------------------------------
Total Distributions                                               (.13)                         (.19)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    27.02                    $    28.73
---------------------------------------------------------------------------------------------------------
Total Return**                                                    9.11%                        16.63%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $       11                    $       12
Average Net Assets for the Period
  (in thousands)                                            $       11                    $       11
Ratio of Gross Expenses to
  Average Net Assets***(2)                                        0.90%                         0.98%
Ratio of Net Expenses to
  Average Net Assets***(2)                                        0.90%                         0.98%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.37%                         0.50%
Portfolio Turnover Rate***                                          38%                           57%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Period from September 30, 2004 (inception date) through January 31, 2005.
(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


108  Janus Adviser Series  January 31, 2005

                                                           Janus Adviser                 Janus Adviser
For a share outstanding during the                         Foreign Stock                 Mid Cap Value
period ended January 31, 2005 (unaudited)                      Fund                          Fund
                                                              2005(1)                       2005(1)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    11.78                    $    14.25
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                    (.03)                          .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                1.51                          1.01
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.48                          1.03
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                          (.01)
  Distributions (from capital gains)*                               --                          (.72)
------------------------------------------------------------------------------------------------------
Total Distributions                                                 --                          (.73)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    13.26                    $    14.55
------------------------------------------------------------------------------------------------------
Total Return**                                                   12.56%                         7.16%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $       11                    $      429
Average Net Assets for the Period
  (in thousands)                                            $       11                    $      229
Ratio of Gross Expenses to
  Average Net Assets***(2)                                        1.52%                         0.99%
Ratio of Net Expenses to
  Average Net Assets***(2)                                        1.49%                         0.99%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                          (0.59)%                        0.47%
Portfolio Turnover Rate***                                          19%                           88%

                                                           Janus Adviser                 Janus Adviser
For a share outstanding during the                         Small Company              Risk-Managed Growth
period ended January 31, 2005 (unaudited)                   Value Fund                       Fund
                                                              2005(1)                       2005(1)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    12.94                    $    12.56
---------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      --                            --
  Net gain/(loss) on securities
    (both realized and unrealized)                                 .78                           .85
---------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   .78                           .85
---------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                           --                            --
  Distributions (from capital gains)*                             (.80)                         (.88)
  Payment by affiliate                                              --                            --(3)
---------------------------------------------------------------------------------------------------------
Total Distributions and Other                                     (.80)                         (.88)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    12.92                    $    12.53
---------------------------------------------------------------------------------------------------------
Total Return**                                                    5.84%                         6.64%(4)
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $       11                    $      185
Average Net Assets for the Period
  (in thousands)                                            $       10                    $       19
Ratio of Gross Expenses to
  Average Net Assets***(2)                                        1.49%                         0.86%
Ratio of Net Expenses to
  Average Net Assets***(2)                                        1.49%                         0.85%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.04%                         0.28%
Portfolio Turnover Rate***                                          33%                           97%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Period from September 30, 2004 (inception date) through January 31, 2005.
(2)   See Note 4 in Notes to Financial Statements.
(3) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(4) During the period ended January 31, 2005, Janus Services LLC ("Janus Services") fully reimbursed Janus Adviser Risk-Managed Growth Fund for a loss on transaction resulting from certain shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  109

                                                           Janus Adviser                 Janus Adviser
For a share outstanding during the                      Risk-Managed Core               Flexible Income
period ended January 31, 2005 (unaudited)                      Fund                         Fund(1)
                                                              2005(2)                       2005(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    13.18                    $    12.53
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      --                           .16
  Net gain/(loss) on securities
    (both realized and unrealized)                                1.09                            --
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.09                           .16
-------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                           --                          (.24)
  Distributions (from capital gains)*                            (1.48)                         (.16)
  Payment by affiliate                                              --                            --(3)
-------------------------------------------------------------------------------------------------------
Total Distributions and Other                                    (1.48)                         (.40)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    12.79                    $    12.29
-------------------------------------------------------------------------------------------------------
Total Return**                                                    8.11%                         1.26%(4)
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $      174                    $       10
Average Net Assets for the Period
  (in thousands)                                            $       34                    $       10
Ratio of Gross Expenses to
  Average Net Assets***(5)                                        0.86%                         0.80%
Ratio of Net Expenses to
  Average Net Assets***(5)                                        0.85%                         0.80%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.30%                         3.73%
Portfolio Turnover Rate***                                          98%                          177%

                                                                Janus Adviser
For a share outstanding during the                               Money Market
period ended January 31, 2005 (unaudited)                           Fund
                                                                   2005(2)
--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                              $     1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           .01
  Net gain/(loss) on securities (both realized and unrealized)            --
--------------------------------------------------------------------------------
Total from Investment Operations                                         .01
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                               (.01)
  Distributions (from capital gains)*                                     --
--------------------------------------------------------------------------------
Total Distributions                                                     (.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     1.00
--------------------------------------------------------------------------------
Total Return**                                                          0.54%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $       10
Average Net Assets for the Period (in thousands)                  $       10
Ratio of Gross Expenses to Average Net Assets***(5)                     0.61%
Ratio of Net Expenses to Average Net Assets***(5)                       0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          1.61%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2)   Period from September 30, 2004 (inception date) through January 31, 2005.
(3) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(4) During the period ended January 31, 2005, Janus Capital fully reimbursed Janus Adviser Flexible Income Fund for a loss on a transaction resulting form certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(5)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


110  Janus Adviser Series  January 31, 2005

Financial Highlights - C Shares

For a share outstanding during the                         Janus Adviser                               Janus Adviser
six months ended January 31, 2005                             Growth                                Capital Appreciation
(unaudited) and through each fiscal                           Fund(1)                                      Fund(2)
year or period ended July 31                    2005           2004          2003(3)         2005           2004          2003(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    19.22     $    17.68     $    15.28     $    21.21     $    19.69     $    18.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.10)          (.11)          (.01)          (.08)          (.16)          (.06)
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.05           1.65           2.41           2.89           1.68           1.75
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    .95           1.54           2.40           2.81           1.52           1.69
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --             --             --             --
  Distributions (from capital gains)*                --             --             --             --             --             --
  Payment by affiliate                               --(4)          --(4)          --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other:                       --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    20.17     $    19.22     $    17.68     $    24.02     $    21.21     $    19.69
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     4.94%(5)       8.71%(5)      15.84%         13.25%          7.72%          9.39%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    2,370     $    2,498     $    2,880     $   18,465     $   15,818     $   20,993
Average Net Assets for the Period
  (in thousands)                             $    2,425     $    2,859     $    1,567     $   16,899     $   19,307     $   13,963
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.66%          1.67%          1.67%          1.67%          1.67%          1.68%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.66%          1.67%          1.67%          1.67%          1.67%          1.68%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                        (0.80)%        (0.89)%        (0.85)%        (0.80)%        (0.76)%        (0.71)%
Portfolio Turnover Rate***                           48%            27%            43%            35%            38%            41%

For a share outstanding during the                       Janus Adviser                                Janus Adviser
six months ended January 31, 2005                       Mid Cap Growth                             Growth and Income
(unaudited) and through each fiscal                          Fund                                         Fund
year or period ended July 31                  2005           2004          2003(3)         2005           2004          2003(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $    21.06     $    18.42     $    15.27     $    14.49     $    13.39     $    11.57
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.11)           .14           (.02)          (.02)          (.08)          (.01)
  Net gain/(loss) on securities
    (both realized and unrealized)               3.45           2.50           3.17           1.71           1.18           1.83
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 3.34           2.64           3.15           1.69           1.10           1.82
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          --             --             --             --             --(7)          --(7)
  Distributions (from capital gains)*              --             --             --             --             --             --
  Payment by affiliate                             --             --             --             --(4)          --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $    24.40     $    21.06     $    18.42     $    16.18     $    14.49     $    13.39
----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                  15.86%         14.33%         20.63%         11.66%(5)       8.22%         15.74%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $    2,376     $    1,932     $      530     $   10,352     $   11,753     $   12,805
Average Net Assets for the Period
  (in thousands)                           $    2,098     $    1,439     $      350     $   10,943     $   13,658     $    6,061
Ratio of Gross Expenses to
  Average Net Assets***(6)                       1.65%          1.66%          1.66%          1.77%          1.72%          1.73%
Ratio of Net Expenses to
  Average Net Assets***(6)                       1.65%          1.66%          1.66%          1.77%          1.72%          1.73%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                          (.92)%        (1.12)%        (1.07)%        (0.15)%        (0.53)%        (0.18)%
Portfolio Turnover Rate***                         31%            30%            43%            47%            46%            37%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3)   Period from September 30, 2002 (inception date) through July 31, 2003.
(4) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(5) During the period ended January 31, 2005 and/or fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Growth Fund and Janus Adviser Growth and Income Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6)   See Note 4 in Notes to Financial Statements.
(7) Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  111

For a share outstanding during the                         Janus Adviser                                Janus Adviser
six months ended January 31, 2005                          Core Equity                                    Balanced
(unaudited) and through each fiscal                            Fund                                         Fund
year or period ended July 31                    2005           2004          2003(1)         2005           2004          2003(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    16.69     $    14.74     $    12.96     $    23.72     $    22.18     $    20.88
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)          (.08)          (.03)           .14            .25            .15
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.60           2.03           1.81           1.37           1.48           1.28
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.57           1.95           1.78           1.51           1.73           1.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --           (.18)          (.19)          (.13)
  Distributions (from capital gains)*              (.53)            --             --             --             --             --
  Payment by affiliate                               --(2)          --             --             --(2)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.53)            --             --           (.18)          (.19)          (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    17.73     $    16.69     $    14.74     $    25.05     $    23.72     $    22.18
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     9.33%(3)      13.23%         13.73%          6.35%(3)       7.79%          6.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    8,573     $    9,252     $   10,261     $   19,327     $   20,822     $   31,430
Average Net Assets for the Period
  (in thousands)                             $    8,736     $   10,439     $    6,671     $   20,108     $   26,404     $   19,574
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.70%          1.75%          2.10%          1.57%          1.66%          1.67%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.70%          1.75%          2.09%          1.57%          1.66%          1.67%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.17)%        (0.61)%        (0.70)%         1.06%          0.92%          1.06%
Portfolio Turnover Rate***                           71%            63%            71%            53%            92%            67%

For a share outstanding during the                         Janus Adviser                                Janus Adviser
six months ended January 31, 2005                            Worldwide                              International Growth
(unaudited) and through each fiscal                            Fund                                         Fund
year or period ended July 31                    2005           2004          2003(1)         2005           2004          2003(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    25.31     $    23.79     $    21.37     $    24.30     $    20.23     $    17.92
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.02)          (.10)           .09           (.05)           .01            .06
  Net gain/(loss) on securities
    (both realized and unrealized)                 2.13           1.69           2.33           5.19           4.19           2.25
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.11           1.59           2.42           5.14           4.20           2.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --           (.07)            --           (.06)          (.13)            --
  Distributions (from capital gains)*                --             --             --             --             --             --
  Payment by affiliate                               --             --             --             --             --(2)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --           (.07)            --           (.06)          (.13)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    27.42     $    25.31     $    23.79     $    29.38     $    24.30     $    20.23
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     8.34%          6.68%         11.32%         21.16%         20.75%(3)      12.89%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      849     $      806     $      832     $    2,291     $    1,975     $    1,375
Average Net Assets for the Period
  (in thousands)                             $      822     $      894     $      708     $    2,048     $    1,839     $    1,314
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.65%          1.70%          1.70%          1.73%          1.74%          1.74%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.65%          1.70%          1.70%          1.73%          1.74%          1.74%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.28)%        (0.23)%         0.55%         (0.33)%         0.08%          0.39%
Portfolio Turnover Rate***                           38%           153%            95%            57%            80%           109%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Period from September 30, 2002 (inception date) through July 31, 2003.
(2) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3) During the period ended January 31, 2005 and/or the fiscal year July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund and Janus Adviser International Growth Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


112  Janus Adviser Series  January 31, 2005

For a share outstanding during the                         Janus Adviser                                Janus Adviser
six months ended January 31, 2005                          Foreign Stock                                Mid Cap Value
(unaudited) and through each fiscal                            Fund                                         Fund
year or period ended July 31                    2005           2004          2003(1)         2005           2004          2003(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    12.03     $     9.51     $     8.59     $    13.82     $    11.39     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)          (.06)           .01             --           (.01)          (.02)
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.35           2.60            .91           1.36           2.67           1.41
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.32           2.54            .92           1.36           2.66           1.39
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --           (.02)            --             --             --             --
  Distributions (from capital gains)*                --             --             --           (.72)          (.24)            --
  Payment by affiliate                               --             --             --             --(3)         .01             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --           (.02)            --           (.72)          (.23)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    13.35     $    12.03     $     9.51     $    14.46     $    13.82     $    11.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    10.97%         26.76%         10.71%          9.75%(4)      23.59%(5)      13.90%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      119     $       79     $       62     $    3,550     $    1,868     $      608
Average Net Assets for the Period
  (in thousands)                             $      101     $       74     $       30     $    2,671     $      817     $      313
Ratio of Gross Expenses to
  Average Net Assets***(6)                         2.26%          2.25%          2.26%          1.74%          1.86%          2.26%
Ratio of Net Expenses to
  Average Net Assets***(6)                         2.24%          2.25%          2.25%          1.74%          1.86%          2.25%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.92)%        (0.82)%         0.22%         (0.32)%        (0.38)%        (0.91)%
Portfolio Turnover Rate***                           19%            23%            81%            88%            63%           157%

For a share outstanding during the                         Janus Adviser                                Janus Adviser
six months ended January 31, 2005                          Small Company                             Risk-Managed Growth
(unaudited) and through each fiscal                         Value Fund                                      Fund
year or period ended July 31                    2005           2004          2003(7)         2005           2004          2003(8)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    12.21     $    10.56     $     8.89     $    12.14     $    11.10     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.02)          (.03)           .01           (.02)          (.06)          (.05)
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.40           1.79           1.66           1.13           1.40           1.15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.38           1.76           1.67           1.11           1.34           1.10
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --             --             --             --
  Distributions (from capital gains)*              (.80)          (.15)            --           (.88)          (.30)            --
  Payment by affiliate                               --            .04             --             --             --(3)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.80)          (.11)            --           (.88)          (.30)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    12.79     $    12.21     $    10.56     $    12.37     $    12.14     $    11.10
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    11.10%         17.10%(5)      18.79%          9.00%         12.16%(9)      11.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $      453     $      357     $       18     $    5,229     $    5,016     $    4,645
Average Net Assets for the Period
  (in thousands)                             $      420     $      191     $       12     $    5,229     $    4,804     $    3,874
Ratio of Gross Expenses to
  Average Net Assets***(6)                         2.24%          2.25%          2.25%          1.60%          1.89%          2.25%
Ratio of Net Expenses to
  Average Net Assets***(6)                         2.24%          2.25%          2.25%          1.60%          1.89%          2.25%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.44)%        (0.74)%        (2.30)%        (0.28)%        (1.06)%        (1.41)%
Portfolio Turnover Rate***                           33%            67%            45%            97%            92%            62%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Period from September 30, 2002 (commencement of investment operations) through July 31, 2003.
(2) Period from December 31, 2002 (commencement of investment operations) through July 31, 2003.
(3) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(4) During the period ended January 31, 2005, Janus Services fully reimbursed Janus Adviser Mid Cap Value Fund for a loss on a transaction resulting form certain shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) During the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03% and 0.41%, respectively.
(6)   See Note 4 in Notes to Financial Statements.
(7)   Period from April 22, 2003 (inception date) through July 31, 2003.
(8)   Period from January 2, 2003 (inception date) through July 31, 2003.
(9) During the fiscal year ended July 31, 2004, Janus Capital fully reimbursed Janus Adviser Risk-Managed Growth Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  113

For a share outstanding during the                         Janus Adviser                               Janus Adviser
six months ended January 31, 2005                        Risk-Managed Core                            Flexible Income
(unaudited) and through each fiscal                            Fund                                       Fund(1)
year or period ended July 31                    2005           2004          2003(2)         2005           2004          2003(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    12.62     $    10.86     $    10.00     $    12.30     $    12.41     $    12.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .01           (.04)          (.02)           .20            .47            .34
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.47           2.00            .88            .19            .02            .02
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.48           1.96            .86            .39            .49            .36
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --           (.27)          (.42)          (.33)
  Distributions (from capital gains)*             (1.48)          (.20)            --           (.16)          (.18)            --
  Payment by affiliate                               --             --             --             --(4)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                     (1.48)          (.20)            --           (.43)          (.60)          (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    12.62     $    12.62     $    10.86     $    12.26     $    12.30     $    12.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                    11.55%         18.18%          8.60%          3.19%(5)       3.91%          2.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    5,927     $    4,920     $    4,423     $    8,443     $    9,798     $   20,294
Average Net Assets for the Period
  (in thousands)                             $    5,294     $    4,746     $    3,838     $    9,128     $   14,662     $   10,230
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.60%          1.89%          2.25%          1.55%          1.69%          1.71%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.60%          1.89%          2.25%          1.55%          1.69%          1.70%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.07%         (0.53)%        (0.71)%         3.15%          3.29%          3.05%
Portfolio Turnover Rate***                           98%            74%            64%           177%           160%           168%

For a share outstanding during the                         Janus Adviser
six months ended January 31, 2005                          Money Market
(unaudited) and through each fiscal                            Fund
year or period ended July 31                    2005           2004          2003(3)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     1.00     $     1.00     $     1.00
-------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .01            .01            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                   --             --             --
-------------------------------------------------------------------------------------
Total from Investment Operations                    .01            .01            .01
-------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*          (.01)          (.01)          (.01)
  Distributions (from capital gains)*                --             --             --
-------------------------------------------------------------------------------------
Total Distributions                                (.01)          (.01)          (.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     1.00     $     1.00     $     1.00
-------------------------------------------------------------------------------------
Total Return**                                     0.72%          0.62%          0.70%
-------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $       10     $       37     $      173
Average Net Assets for the Period
  (in thousands)                             $       34     $       67     $      464
Ratio of Gross Expenses to
  Average Net Assets***(6)                         0.61%          0.61%          0.61%
Ratio of Net Expenses to
  Average Net Assets***(6)                         0.61%          0.61%          0.61%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            1.30%          0.59%          0.84%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2)   Period from January 2, 2003 (inception date) through July 31, 2003.
(3)   Period from September 30, 2002 (inception date) through July 31, 2003.
(4) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended January 31, 2005.
(5) During the period ended January 31, 2005, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Flexible Income Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


114  Janus Adviser Series  January 31, 2005

Financial Highlights - I Shares

For a share outstanding during the
six months ended January 31, 2005                                        Janus Adviser
(unaudited) and through each fiscal                                      Growth Fund(1)
year or period ended July 31                    2005           2004           2003           2002          2001(3)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    19.02     $    17.42     $    16.08     $    23.14     $    30.82
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)            --             --             --             --
  Net gains/(losses) on securities
    (both realized and unrealized)                 1.03           1.60           1.34          (7.06)         (7.68)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.00           1.60           1.34          (7.06)         (7.68)
-------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --             --             --
  Distributions (from capital gains)*                --             --             --             --             --
  Payment by affiliate                               --(5)          --(5)          --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    20.02     $    19.02     $    17.42     $    16.08     $    23.14
-------------------------------------------------------------------------------------------------------------------
Total Return**                                     5.26%(6)       9.18%(6)       8.40%        (30.51)%       (24.91)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  251,086     $  327,901     $  404,787     $  283,413     $  265,032
Average Net Assets for the Period
  (in thousands)                             $  296,763     $  399,852     $  328,576     $  323,098     $  247,176
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.16%          1.17%          1.17%          1.18%          1.17%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.16%          1.17%          1.17%          1.17%          1.17%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.30)%        (0.39)%        (0.39)%        (0.38)%        (0.04)%
Portfolio Turnover Rate***                           48%            27%            43%            41%            42%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005                 Growth Portfolio
(unaudited) and through each fiscal             Retirement Shares(2)
year or period ended July 31                   2000(4)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    33.63     $    23.45
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.02)           .07
  Net gains/(losses) on securities
    (both realized and unrealized)                 (.22)         10.25
--------------------------------------------------------------------------------
Total from Investment Operations                   (.24)         10.32
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --
  Distributions (from capital gains)*             (2.57)          (.14)
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                     (2.57)          (.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    30.82     $    33.63
--------------------------------------------------------------------------------
Total Return**                                    (0.64)%        44.12%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  189,318     $   59,334
Average Net Assets for the Period
  (in thousands)                             $  127,737     $   12,209
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.17%          1.17%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.17%          1.17%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.30)%        (0.25)%
Portfolio Turnover Rate***                           46%            53%

For a share outstanding during the                                        Janus Adviser
six months ended January 31, 2005                                     Capital Appreciation
(unaudited) and through each fiscal                                          Fund(8)
year or period ended July 31                    2005           2004           2003           2002          2001(3)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    21.17     $    19.56     $    18.75     $    22.61     $    31.32
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)            --             --           (.01)           .25
  Net gain/(loss) on securities
    (both realized and unrealized)                 2.90           1.61            .82          (3.80)         (8.79)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.87           1.61            .82          (3.81)         (8.54)
-------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --           (.01)          (.05)          (.17)
  Distributions (from capital gains)*                --             --             --             --             --
  Return of capital*                                 --             --             --(9)          --             --
  Payment by affiliate                               --(5)          --(5)          --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --             --           (.01)          (.05)          (.17)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    24.04     $    21.17     $    19.56     $    18.75     $    22.61
-------------------------------------------------------------------------------------------------------------------
Total Return**                                    13.56%(6)       8.23%(6)       4.34%        (16.86)%       (27.35)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $1,098,409     $1,027,945     $1,069,694     $  587,271     $  230,806
Average Net Assets for the Period
  (in thousands)                             $1,083,855     $1,107,254     $  763,621     $  512,270     $  180,005
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.16%          1.17%          1.18%          1.18%          1.18%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.16%          1.17%          1.18%          1.18%          1.18%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.28)%        (0.28)%        (0.13)%         0.21%          1.04%
Portfolio Turnover Rate***                           35%            38%            41%            62%            56%

                                                    Janus Aspen
For a share outstanding during the             Capital Appreciation
six months ended January 31, 2005                    Portfolio
(unaudited) and through each fiscal            Retirement Shares(2)
year or period ended July 31                   2000(4)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    33.00     $    19.86
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .09           (.08)
  Net gain/(loss) on securities
    (both realized and unrealized)                (1.66)         13.22
--------------------------------------------------------------------------------
Total from Investment Operations                  (1.57)         13.14
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.10)            --
  Distributions (from capital gains)*              (.01)            --
  Return of capital*                                 --             --
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                      (.11)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    31.32     $    33.00
--------------------------------------------------------------------------------
Total Return**                                    (4.74)%        66.16%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  118,394     $   23,529
Average Net Assets for the Period
  (in thousands)                             $   65,965     $    4,402
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.17%          1.19%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.17%          1.19%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.97%          0.23%
Portfolio Turnover Rate***                           13%            52%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(3) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(4) 2000 data is for the seven month period from January 1, 2000 through July 31, 2000.
(5) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(6) During the period ended January 31, 2005 and the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Growth Fund and Janus Adviser Capital Appreciation Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.
(7)   See Note 4 in Notes to Financial Statements.
(8) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(9) Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2003.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  115

For a share outstanding during the                                          Janus Adviser
six months ended January 31, 2005                                          Mid Cap Growth
(unaudited) and through each fiscal                                             Fund
year or period ended July 31                    2005             2004           2003           2002          2001(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    21.07       $    18.35     $    15.86     $    24.70     $    50.78
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.05)              --             --             --             --
  Net gain/(loss) on securities
  (both realized and unrealized)                   3.46             2.72           2.49          (8.84)        (26.08)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   3.41             2.72           2.49          (8.84)        (26.08)
---------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --               --             --             --             --
  Distributions (from capital gains)*                --               --             --             --             --
  Payment by affiliate                               --(4)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --               --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    24.48       $    21.07     $    18.35     $    15.86     $    24.70
---------------------------------------------------------------------------------------------------------------------
Total Return**                                    16.18%(5)        14.82%         15.70%        (35.79)        (51.36%)
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  100,962       $   99,563     $  267,000     $  240,642     $  335,677
Average Net Assets for the Period
  (in thousands)                             $  103,652       $  231,067     $  233,967     $  294,324     $  351,618
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.15%            1.16%          1.16%          1.17%          1.16%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.15%            1.16%          1.16%          1.16%          1.16%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.43)%          (0.62)%        (0.56)%        (0.71)%        (0.64)%
Portfolio Turnover Rate***                           31%              30%            43%            88%            79%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005           Aggressive Growth Portfolio
(unaudited) and through each fiscal             Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    58.91     $    27.42
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.17)           .19
  Net gain/(loss) on securities
  (both realized and unrealized)                  (1.63)         32.70
--------------------------------------------------------------------------------
Total from Investment Operations                  (1.80)         32.89
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --
  Distributions (from capital gains)*             (6.33)         (1.40)
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                     (6.33)         (1.40)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    50.78     $    58.91
--------------------------------------------------------------------------------
Total Return**                                    (3.17)%       124.34%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  302,466     $   47,928
Average Net Assets for the Period
  (in thousands)                             $  162,084     $    9,786
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.17%          1.19%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.17%          1.19%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (1.01)%        (1.00)%
Portfolio Turnover Rate***                           84%           105%

For a share outstanding during the                                          Janus Adviser
six months ended January 31, 2005                                         Growth and Income
(unaudited) and through each fiscal                                             Fund
year or period ended July 31                    2005             2004           2003           2002          2001(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    14.42       $    13.26     $    12.49     $    15.57     $    19.28
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .04              .01            .05            .02            .07
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.68             1.16            .77          (3.06)         (3.73)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.72             1.17            .82          (3.04)         (3.66)
---------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.02)            (.01)          (.05)          (.04)          (.05)
  Distributions (from capital gains)*                --               --             --             --             --
  Payment by affiliate                               --(4)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.02)            (.01)          (.05)          (.04)          (.05)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    16.12       $    14.42     $    13.26     $    12.49     $    15.57
---------------------------------------------------------------------------------------------------------------------
Total Return**                                    11.95%(5)         8.84%          6.60%        (19.61)%       (18.93)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  207,625       $  224,694     $  286,607     $  218,310     $   34,608
Average Net Assets for the Period
  (in thousands)                             $  225,437       $  258,770     $  243,679     $  155,582     $   22,767
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.20%            1.22%          1.22%          1.23%          1.52%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.20%            1.22%          1.22%          1.22%          1.52%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.43%           (0.03)%         0.41%          0.25%          0.52%
Portfolio Turnover Rate***                           47%              46%            37%            40%            51%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005            Growth and Income Portfolio
(unaudited) and through each fiscal             Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    20.68     $    11.94
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .02           (.01)
  Net gain/(loss) on securities
    (both realized and unrealized)                (1.08)          8.75
--------------------------------------------------------------------------------
Total from Investment Operations                  (1.06)          8.74
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.03)            --
  Distributions (from capital gains)*              (.31)            --
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                      (.34)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    19.28     $    20.68
--------------------------------------------------------------------------------
Total Return**                                    (5.13)%        73.20%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $   17,894     $    6,982
Average Net Assets for the Period
  (in thousands)                             $   11,641     $    1,826
Ratio of Gross Expenses to
  Average Net Assets***(6)                         1.25%          1.53%
Ratio of Net Expenses to
  Average Net Assets***(6)                         1.24%          1.53%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.35%          0.11%
Portfolio Turnover Rate***                           27%            59%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 through July 31, 2000.
(4) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(5) During the period ended January 31, 2005, Janus Services fully reimbursed Janus Adviser Mid Cap Growth Fund and Janus Adviser Growth and Income Fund for a loss on a transaction resulting form certain shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(6)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


116  Janus Adviser Series  January 31, 2005

For a share outstanding during the
six months ended January 31, 2005                                         Janus Adviser
(unaudited) and through each fiscal                                     Core Equity Fund
year or period ended July 31                    2005           2004           2003           2002          2001(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    16.66     $    14.63     $    13.92     $    17.02     $    19.99
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .03            .03           (.01)            --            .03
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.58           2.00            .72          (3.10)         (2.77)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.61           2.03            .71          (3.10)         (2.74)
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*            --             --             --             --           (.03)
  Distributions (from capital gains)*              (.53)            --             --             --           (.20)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                (.53)            --             --             --           (.23)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    17.74     $    16.66     $    14.63     $    13.92     $    17.02
-------------------------------------------------------------------------------------------------------------------
Total Return**                                     9.59%         13.88%          5.17%        (18.21)%       (13.80)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (in thousands)                             $   32,382     $   31,478     $   38,327     $   16,101     $    7,134
Average Net Assets for the Period
  (in thousands)                             $   31,833     $   36,578     $   25,550     $   12,869     $    3,985
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.20%          1.25%          1.61%          1.70%          1.75%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.20%          1.25%          1.60%          1.68%          1.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.34%         (0.11)%        (0.17)%        (0.16)%         0.02%
Portfolio Turnover Rate***                           71%            63%            71%            97%           108%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005             Equity Income Portfolio
(unaudited) and through each fiscal             Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    27.07     $    19.28
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)           .03
  Net gain/(loss) on securities
    (both realized and unrealized)                 (.88)          7.85
--------------------------------------------------------------------------------
Total from Investment Operations                   (.91)          7.88
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*            --             --
  Distributions (from capital gains)*             (6.17)          (.09)
--------------------------------------------------------------------------------
Total Distributions                               (6.17)          (.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    19.99     $    27.07
--------------------------------------------------------------------------------
Total Return**                                    (3.34)%        40.94%
--------------------------------------------------------------------------------
Net Assets, End of Period
  (in thousands)                             $    1,369     $      464
Average Net Assets for the Period
  (in thousands)                             $    1,264     $      128
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.76%          1.78%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.76%          1.77%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.30)%        (0.04)%
Portfolio Turnover Rate***                           86%           114%

For a share outstanding during the
six months ended January 31, 2005                                           Janus Adviser
(unaudited) and through each fiscal                                         Balanced Fund
year or period ended July 31                    2005             2004           2003           2002          2001(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    23.44       $    21.93     $    21.38     $    23.45     $    25.14
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .20              .35            .35            .43            .53
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.34             1.48            .56          (2.05)         (1.76)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.54             1.83            .91          (1.62)         (1.23)
---------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.24)            (.32)          (.36)          (.45)          (.46)
  Distributions (from capital gains)*                --               --             --             --             --
  Payment by affiliate                               --(5)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.24)            (.32)          (.36)          (.45)          (.46)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    24.74       $    23.44     $    21.93     $    21.38     $    23.45
---------------------------------------------------------------------------------------------------------------------
Total Return**                                     6.60%(6)         8.36%          4.37%         (6.97)%        (4.92)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  624,959       $  754,141     $  937,114     $  749,601     $  530,639
Average Net Assets for the Period
  (in thousands)                             $  717,236       $  930,260     $  816,137     $  682,559     $  336,439
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.07%            1.16%          1.17%          1.17%          1.17%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.07%            1.16%          1.17%          1.17%          1.17%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            1.57%            1.43%          1.66%          1.98%          2.52%
Portfolio Turnover Rate***                           53%              92%            67%            85%           129%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005                Balanced Portfolio
(unaudited) and through each fiscal             Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    28.04     $    22.59
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .28            .46
  Net gain/(loss) on securities
    (both realized and unrealized)                 (.52)          5.41
--------------------------------------------------------------------------------
Total from Investment Operations                   (.24)          5.87
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.33)          (.42)
  Distributions (from capital gains)*             (2.33)            --
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                     (2.66)          (.42)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    25.14     $    28.04
--------------------------------------------------------------------------------
Total Return**                                    (0.86)%        26.13%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  140,179     $   53,598
Average Net Assets for the Period
  (in thousands)                             $   96,509     $   28,498
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.17%          1.19%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.17%          1.19%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            2.67%          2.36%
Portfolio Turnover Rate***                           59%            92%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 through July 31, 2000.
(4)   See Note 4 in Notes to Financial Statements.
(5) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(6) During the period ended January 31, 2005, Janus Services fully reimbursed Janus Adviser Balanced Fund for a loss on a transaction resulting form certain shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  117

For a share outstanding during the
six months ended January 31, 2005                                          Janus Adviser
(unaudited) and through each fiscal                                       Worldwide Fund
year or period ended July 31                    2005             2004           2003           2002          2001(2)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    24.97       $    23.43     $    23.20     $    31.27     $    43.67
---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .04              .06            .16            .05            .27
  Net gain/(loss) on securities
    (both realized and unrealized)                 2.11             1.63            .16          (8.08)        (12.44)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.15             1.69            .32          (8.03)        (12.17)
---------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.10)            (.15)          (.09)          (.04)          (.23)
  Distributions (from capital gains)*                --               --             --             --             --
  Redemption fees                                    --(4)            --(4)          --(4)         N/A            N/A
  Payment by affiliate                               --(5)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.10)            (.15)          (.09)          (.04)          (.23)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    27.02       $    24.97     $    23.43     $    23.20     $    31.27
---------------------------------------------------------------------------------------------------------------------
Total Return**                                     8.60%(6)         7.20%          1.35%        (25.73)%       (27.93)%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  571,498       $  709,102     $1,124,330     $1,059,083     $  949,967
Average Net Assets for the Period
  (in thousands)                             $  647,156       $1,033,359     $1,070,521     $1,072,786     $  696,848
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.15%            1.20%          1.20%          1.21%          1.20%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.15%            1.20%          1.20%          1.20%          1.20%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.24%            0.23%          0.78%          0.27%          0.66%
Portfolio Turnover Rate***                           38%             153%            95%            76%            72%

For a share outstanding during the                  Janus Aspen
six months ended January 31, 2005            Worldwide Growth Portfolio
(unaudited) and through each fiscal             Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    47.56     $    29.06
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .03           (.04)
  Net gain/(loss) on securities
    (both realized and unrealized)                 (.26)         18.54
--------------------------------------------------------------------------------
Total from Investment Operations                   (.23)         18.50
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --
  Distributions (from capital gains)*             (3.66)            --
  Redemption fees                                   N/A            N/A
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                     (3.66)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    43.67     $    47.56
--------------------------------------------------------------------------------
Total Return**                                    (0.42)%        63.66%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  409,780     $  174,399
Average Net Assets for the Period
  (in thousands)                             $  316,174     $   49,424
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.20%          1.21%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.20%          1.21%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                              --          (0.34)%
Portfolio Turnover Rate***                           47%            67%

For a share outstanding during the
six months ended January 31, 2005                                         Janus Adviser
(unaudited) and through each fiscal                                International Growth Fund
year or period ended July 31                    2005           2004          2003(8)         2002          2001(2)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    23.78     $    19.87     $    19.50     $    25.79     $    36.85
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .04            .18            .18            .04            .21
  Net gain/(loss) on securities
    (both realized and unrealized)                 5.07           3.93            .26          (6.24)        (11.09)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   5.11           4.11            .44          (6.20)        (10.88)
-------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.17)          (.21)          (.08)          (.09)          (.09)
  Distributions (from capital gains)*                --             --             --             --           (.09)
  Redemption fees                                    --(4)         .01            .01            N/A            N/A
  Payment by affiliate                               --(5)          --(5)          --             --             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.17)          (.20)          (.07)          (.09)          (.18)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    28.72     $    23.78     $    19.87     $    19.50     $    25.79
-------------------------------------------------------------------------------------------------------------------
Total Return**                                    21.52%(6)      20.76%(6)       2.31%        (24.10)%       (29.62)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  291,936     $  297,519     $  476,269     $  531,121     $  430,299
Average Net Assets for the Period
  (in thousands)                             $  297,207     $  419,064     $  487,811     $  531,737     $  284,760
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.23%          1.24%          1.24%          1.25%          1.24%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.23%          1.24%          1.24%          1.24%          1.24%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.15%          0.44%          0.86%          0.37%          0.95%
Portfolio Turnover Rate***                           57%            80%           109%            72%            66%

For a share outstanding during the                   Janus Aspen
six months ended January 31, 2005           International Growth Portfolio
(unaudited) and through each fiscal              Retirement Shares(1)
year or period ended July 31                   2000(3)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    38.56     $    21.27
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .42             --
  Net gain/(loss) on securities
    (both realized and unrealized)                 (.49)         17.30
--------------------------------------------------------------------------------
Total from Investment Operations                   (.07)         17.30
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.39)          (.01)
  Distributions (from capital gains)*             (1.25)            --
  Redemption fees                                   N/A            N/A
  Payment by affiliate                               --             --
--------------------------------------------------------------------------------
Total Distributions and Other                     (1.64)          (.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $    36.85     $    38.56
--------------------------------------------------------------------------------
Total Return**                                    (0.10)%        81.32%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $   48,003     $   16,986
Average Net Assets for the Period
  (in thousands)                             $   33,338     $    3,738
Ratio of Gross Expenses to
  Average Net Assets***(7)                         1.22%          1.25%
Ratio of Net Expenses to
  Average Net Assets***(7)                         1.22%          1.24%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            2.58%         (0.29)%
Portfolio Turnover Rate***                           52%            80%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(3) 2000 data is for the seven month period from January 1, 2000 through July 31, 2000.
(4) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(5) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(6) During the period ended January 31, 2005 and/or fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Worldwide Fund and Janus Adviser International Growth Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(7)   See Note 4 in Notes to Financial Statements.
(8) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


118  Janus Adviser Series  January 31, 2005

For a share outstanding during the
six months ended January 31, 2005                                         Janus Adviser
(unaudited) and through each fiscal                                     Foreign Stock Fund
year or period ended July 31                    2005           2004           2003           2002          2001(1)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    11.92     $     9.38     $     9.50     $     9.82     $    10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.03)            --            .03             --            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.36           2.57           (.15)          (.31)          (.19)
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.33           2.57           (.12)          (.31)          (.18)
-------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --           (.03)            --           (.01)            --
  Distributions (from capital gains)*                --             --             --             --             --
  Redemption fees                                    --(2)          --(2)          --            N/A            N/A
-------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                        --           (.03)            --           (.01)            --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    13.25     $    11.92     $     9.38     $     9.50     $     9.82
-------------------------------------------------------------------------------------------------------------------
Total Return**                                    11.16%         27.42%         (1.26)%        (3.24)%        (1.70)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    3,191     $    2,871     $    2,308     $    2,669     $    1,981
Average Net Assets for the Period
  (in thousands)                             $    2,946     $    2,714     $    2,158     $    2,426     $    1,974
Ratio of Gross Expenses to
  Average Net Assets***(3)                         1.76%          1.75%          1.76%          1.75%          1.75%
Ratio of Net Expenses to
  Average Net Assets***(3)                         1.74%          1.75%          1.75%          1.75%          1.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.43)%        (0.33)%         0.31%         (0.24)%         0.50%
Portfolio Turnover Rate***                           19%            23%            81%            59%             0%

For a share outstanding during the                         Janus Adviser
six months ended January 31, 2005                          Mid Cap Value
(unaudited)and through each fiscal                             Fund
year or period ended July 31                    2005           2004          2003(4)
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    13.89     $    11.42     $    10.00
-------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .01            .01             --
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.37           2.71           1.42
-------------------------------------------------------------------------------------
Total from Investment Operations                   1.38           2.72           1.42
-------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*          (.01)          (.01)            --
  Distributions (from capital gains)*              (.72)          (.24)            --
  Payment by affiliate                               --(5)          --(5)          --
-------------------------------------------------------------------------------------
Total Distributions and Other                      (.73)          (.25)            --
-------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    14.54     $    13.89     $    11.42
-------------------------------------------------------------------------------------
Total Return**                                     9.84%(6)      23.93%(6)      14.20%
-------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $   37,078     $   24,019     $    7,810
Average Net Assets for the Period
  (in thousands)                             $   30,230     $   14,917     $    2,850
Ratio of Gross Expenses to
  Average Net Assets***(3)                         1.24%          1.36%          1.76%
Ratio of Net Expenses to
  Average Net Assets***(3)                         1.24%          1.36%          1.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.18%          0.15%         (0.38)%
Portfolio Turnover Rate***                           88%            63%           157%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Period from May 1, 2001 (commencement of investment operations) through July 31, 2001.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)   See Note 4 in Notes to Financial Statements.
(4)   Period from December 31, 2002 (inception date) through July 31, 2003.
(5) Payment by affiliate aggregate less than $.01 on a per share basis for the fiscal year or period ended.
(6) During the period ended January 31, 2005 and fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Mid Cap Value Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  119

For a share outstanding during the
the six months ended January 31, 2005 (unaudited),                                       Janus Adviser
through the fiscal year or period ended July 31                                          Small Company
and through the fiscal period                                                            Value Fund(1)
ended September 30, 2002                                       2005                          2004                         2003(2)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    12.29                    $    10.57                    $     8.26
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      --                            --                            --
  Net gain/(loss) on securities
    (both realized and unrealized)                                1.42                          1.87                          2.31
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  1.42                          1.87                          2.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                            --                            --
  Distributions (from capital gains)*                             (.80)                         (.15)                           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.80)                         (.15)                           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $    12.91                    $    12.29                    $    10.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                   11.35%                        17.75%                        27.97%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $   21,308                    $   14,889                    $   13,068
Average Net Assets for the Period
  (in thousands)                                            $   17,823                    $   14,438                    $    9,399
Ratio of Gross Expenses to
  Average Net Assets***(4)(5)                                     1.74%                         1.75%                         1.75%
Ratio of Net Expenses to
  Average Net Assets***(4)(5)                                     1.74%                         1.75%                         1.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                           0.06%                        (0.19)%                       (0.81)%
Portfolio Turnover Rate***                                          33%                           67%                           45%

For a share outstanding during the                                                     Berger Small Cap
the six months ended January 31, 2005 (unaudited),       Berger Small Cap              Value Fund II -              Berger Small Cap
through the fiscal year or period ended July 31          Value Fund II -                 Institutional               Value Fund II -
and through the fiscal period                            Investor Shares                    Shares                    Service Shares
ended September 30, 2002                                      2002(3)                       2002(3)                       2002(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $    10.00                    $    10.00                    $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                   (1.74)                        (1.74)                        (1.76)
  Net gain/(loss) on securities
    (both realized and unrealized)                                  --                            --                            --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (1.74)                        (1.74)                        (1.76)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                           --                            --                            --
  Distributions (from capital gains)*                               --                            --                            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 --                            --                            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $     8.26                    $     8.26                    $     8.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                  (17.40)%                      (17.40)%                      (17.60)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    4,921                    $    1,879                    $      359
Average Net Assets for the Period
  (in thousands)                                                   N/A                           N/A                           N/A
Ratio of Gross Expenses to
  Average Net Assets***(4)(5)                                     3.37%                         2.49%                         4.66%
Ratio of Net Expenses to
  Average Net Assets***(4)(5)                                     2.96%                         2.49%                         3.18%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                          (1.11)%                       (0.68)%                       (1.28)%
Portfolio Turnover Rate***                                          11%                           11%                           11%

For a share outstanding during                             Janus Adviser                                Janus Adviser
the six months ended January 31, 2005                   Risk-Managed Growth                          Risk-Managed Core
(unaudited) and through each fiscal                            Fund                                         Fund
year or period ended July 31                    2005           2004          2003(6)         2005           2004         2003(6)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $    12.24     $    11.13     $    10.00     $    12.72     $    10.89     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      .01             --            .01            .03            .03            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                 1.14           1.41           1.12           1.50           1.96            .88
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.15           1.41           1.13           1.53           1.99            .89
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*            --             --             --             --             --             --
  Distributions (from capital gains)*              (.88)          (.30)            --          (1.48)          (.20)            --
  Redemption fees                                    --(7)          --(7)          --(7)          --             --(7)          --
  Payment by affiliate                               --             --(8)          --             --            .04             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                      (.88)          (.30)            --          (1.48)          (.16)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $    12.51     $    12.24     $    11.13     $    12.77     $    12.72     $    10.89
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     9.26%         12.77%(9)      11.30%         11.86%         18.77%(9)       8.90%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $   55,955     $   46,376     $   33,960     $    8,678     $    7,338     $    7,135
Average Net Assets for the Period
  (in thousands)                             $   51,081     $   40,172     $    8,949     $    7,931     $    7,111     $    4,192
Ratio of Gross Expenses to
  Average Net Assets***(4)                         1.10%          1.39%          1.75%          1.10%          1.39%          1.75%
Ratio of Net Expenses to
  Average Net Assets***(4)                         1.10%          1.39%          1.75%          1.10%          1.39%          1.75%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                            0.23%         (0.57)%        (1.00)%         0.57%         (0.03)%        (0.25)%
Portfolio Turnover Rate***                           97%            92%            62%            98%            74%            64%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(2)   For the ten month fiscal period ended July 31, 2003.
(3) Period from March 28, 2002 (commencement of investment operations) through September 30, 2002.
(4)   See Note 4 in Notes to Financial Statements.
(5) Certain prior year amounts have been reclassified to conform to current year presentation.
(6)   Period from January 2, 2003 (inception date) through July 31, 2003.
(7) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(8) Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.
(9) During the fiscal year ended July 31, 2004, Janus Capital fully reimbursed Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund, for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.01% and 0.41%, respectively.

See Notes to Financial Statements.


120  Janus Adviser Series  January 31, 2005

For a share outstanding during                                                   Janus Adviser
the six months ended January 31, 2005                                           Flexible Income
(unaudited) and through each fiscal                                                 Fund(1)
year or period ended July 31                     2005                2004             2003             2002             2001(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     12.34         $     12.45      $     11.97      $     11.91      $     11.42
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                       .24                 .53              .47              .55              .66
  Net gain/(loss) on securities
    (both realized and unrealized)                   .18                 .02              .47              .09              .49
Total from Investment Operations                     .42                 .55              .94              .64             1.15
Less Distributions and Other:
  Dividends (from net investment income)*           (.30)               (.48)            (.46)            (.55)            (.66)
  Distributions (from capital gains)*               (.16)               (.18)              --             (.03)              --
  Payment by affiliate                                --(5)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                       (.46)               (.66)            (.46)            (.58)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     12.30         $     12.34      $     12.45      $     11.97      $     11.91
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      3.44%(6)            4.43%            7.94%            5.53%           10.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $    58,451         $    70,306      $   101,137      $    50,501      $     6,159
Average Net Assets for the Period
  (in thousands)                             $    66,254         $    86,194      $    79,345      $    32,199      $     2,710
Ratio of Gross Expenses to
  Average Net Assets***(7)                          1.05%               1.19%            1.21%            1.21%            1.20%
Ratio of Net Expenses to
  Average Net Assets***(7)                          1.05%               1.19%            1.20%            1.20%            1.20%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                             3.64%               3.80%            3.68%            4.60%            5.47%
Portfolio Turnover Rate***                           177%                160%             168%             382%             413%

For a share outstanding during                               Janus Aspen
the six months ended January 31, 2005                   Flexible Income Portfolio
(unaudited) and through each fiscal                        Retirement Shares(2)
year or period ended July 31                             2000(4)         1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $  11.72        $  12.05
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .47             .37
  Net gain/(loss) on securities
    (both realized and unrealized)                        (.31)           (.27)
--------------------------------------------------------------------------------
Total from Investment Operations                           .16             .10
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                 (.46)           (.36)
  Distributions (from capital gains)*                       --            (.07)
  Payment by affiliate                                      --              --
--------------------------------------------------------------------------------
Total Distributions and Other                             (.46)           (.43)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                        $  11.42        $  11.72
--------------------------------------------------------------------------------
Total Return**                                            1.37%           0.90%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    810        $    842
Average Net Assets for the Period
  (in thousands)                                      $    817        $    250
Ratio of Gross Expenses to
  Average Net Assets***(7)                                1.28%           1.20%
Ratio of Net Expenses to
  Average Net Assets***(7)                                1.28%           1.20%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                   6.74%           6.80%
Portfolio Turnover Rate***                                 183%            116%


For a share outstanding during                                                    Janus Adviser
the six months ended January 31, 2005                                             Money Market
(unaudited) and through each fiscal                                                    Fund
year or period ended July 31                          2005             2004            2003             2002             2001(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     1.00       $     1.00      $     1.00       $     1.00       $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .01               --(8)          .01              .02              .05
  Net gain/(loss) on securities
    (both realized and unrealized)                         --               --              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .01               --             .01              .02              .05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)              --(8)         (.01)            (.02)            (.05)
  Distributions (from capital gains)*                      --               --              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)              --            (.01)            (.02)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     1.00       $     1.00      $     1.00       $     1.00       $     1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           0.60%            0.37%           0.68%            1.59%            4.99%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   14,823       $   16,523      $   20,384       $   22,646       $   15,765
Average Net Assets for the Period
  (in thousands)                                   $   14,927       $   17,671      $   23,394       $   22,544       $   10,244
Ratio of Gross Expenses to
  Average Net Assets***(7)                               0.86%            0.86%           0.86%            0.86%            0.86%
Ratio of Net Expenses to
  Average Net Assets***(7)                               0.86%            0.86%           0.86%            0.86%            0.86%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                  1.17%            0.37%           0.68%            1.50%            4.68%


For a share outstanding during                             Janus Aspen
the six months ended January 31, 2005                 Money Market Portfolio
(unaudited) and through each fiscal                    Retirement Shares(2)
year or period ended July 31                          2000(4)           1999
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    1.00         $    1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           .03               .04
  Net gain/(loss) on securities
    (both realized and unrealized)                        --                --
--------------------------------------------------------------------------------
Total from Investment Operations                         .03               .04
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*               (.03)             (.04)
  Distributions (from capital gains)*                     --                --
--------------------------------------------------------------------------------
Total Distributions                                     (.03)             (.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    1.00         $    1.00
--------------------------------------------------------------------------------
Total Return**                                          3.17%             4.45%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   6,684         $   1,153
Average Net Assets for the Period
  (in thousands)                                   $   4,775         $     150
Ratio of Gross Expenses to
  Average Net Assets***(7)                              0.90%             0.86%
Ratio of Net Expenses to
  Average Net Assets***(7)                              0.90%             0.86%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                 5.57%             5.18%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization.
(3) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series. The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.
(4) 2000 data is for the seven month period from January 1, 2000 through July 31, 2000.
(5) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(6) During the period ended January 31, 2005, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Flexible Income Fund for a loss on a transaction resulting form certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(7)   See Note 4 in Notes to Financial Statements.
(8) Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2004.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  121

Financial Highlights - R Shares

                                                          Janus Adviser               Janus Adviser
                                                             Growth                Capital Appreciation
For a share outstanding during                               Fund(1)                      Fund(2)
the period ended January 31, 2005 (unaudited)                2005(3)                       2005(3)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  18.80                      $  22.32
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (.03)                         (.05)
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.24                          1.75
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.21                          1.70
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --                            --
  Distributions (from capital gains)*                            --                            --
-------------------------------------------------------------------------------------------------------
Total Distributions                                              --                            --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  20.01                      $  24.02
-------------------------------------------------------------------------------------------------------
Total Return**                                                 6.44%                         7.62%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $     11
Average Net Assets for the Period
  (in thousands)                                           $     10                      $     11
Ratio of Gross Expenses to
  Average Net Assets***(4)                                     1.41%                         1.42%
Ratio of Net Expenses to
  Average Net Assets***(4)                                     1.41%                         1.42%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (0.50)%                       (0.67)%
Portfolio Turnover Rate***                                       48%                           35%

                                                         Janus Adviser                 Janus Adviser
                                                           Worldwide               International Growth
For a share outstanding during                                Fund                         Fund
the period ended January 31, 2005 (unaudited)               2005(1)                       2005(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  21.75                      $  14.64
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (.05)                          .03
  Net gain/(loss) on securities
    (both realized and unrealized)                             2.77                          1.46
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.72                          1.49
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --                          (.02)
  Distributions (from capital gains)*                            --                            --
-------------------------------------------------------------------------------------------------------
Total Distributions                                              --                          (.02)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  24.47                      $  16.11
-------------------------------------------------------------------------------------------------------
Total Return**                                                12.51%                        10.17%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $     11
Average Net Assets for the Period
  (in thousands)                                           $     11                      $     11
Ratio of Gross Expenses to
  Average Net Assets***(4)                                     1.40%                         1.46%
Ratio of Net Expenses to
  Average Net Assets***(4)                                     1.40%                         1.46%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (0.63)%                        0.48%
Portfolio Turnover Rate***                                       31%                           47%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3)   Period from September 30, 2004 (inception date) through January 31, 2005.
(4)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


122  Janus Adviser Series  January 31, 2005

                                                          Janus Adviser               Janus Adviser
                                                           Core Equity                  Balanced
For a share outstanding during                                Fund                        Fund
the period ended January 31, 2005 (unaudited)                2005(1)                      2005(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  17.05                      $  23.80
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01                           .11
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.19                           .95
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.20                          1.06
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --                          (.13)
  Distributions (from capital gains)*                          (.53)                           --
-------------------------------------------------------------------------------------------------------
Total Distributions                                            (.53)                         (.13)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  17.72                      $  24.73
-------------------------------------------------------------------------------------------------------
Total Return**                                                 6.97%                         4.46%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $     11
Average Net Assets for the Period
  (in thousands)                                           $     10                      $     10
Ratio of Gross Expenses to
  Average Net Assets***(2)                                     1.45%                         1.32%
Ratio of Net Expenses to
  Average Net Assets***(2)                                     1.45%                         1.32%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                        0.23%                         1.32%
Portfolio Turnover Rate***                                       71%                           53%

                                                         Janus Adviser                 Janus Adviser
                                                           Worldwide               International Growth
For a share outstanding during                               Fund                          Fund
the period ended January 31, 2005 (unaudited)               2005(1)                       2005(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  24.88                      $  24.80
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (.01)                           --
  Net gain/(loss) on securities
    (both realized and unrealized)                             2.23                          4.07
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.22                          4.07
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                      (.10)                         (.17)
  Distributions (from capital gains)*                            --                            --
-------------------------------------------------------------------------------------------------------
Total Distributions                                            (.10)                         (.17)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  27.00                      $  28.70
-------------------------------------------------------------------------------------------------------
Total Return**                                                 8.93%                        16.40%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $     11
Average Net Assets for the Period
  (in thousands)                                           $     11                      $     11
Ratio of Gross Expenses to
  Average Net Assets***(2)                                     1.40%                         1.48%
Ratio of Net Expenses to
  Average Net Assets***(2)                                     1.40%                         1.48%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (0.13)%                        0.00%
Portfolio Turnover Rate***                                       38%                           57%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Period from September 30, 2004 (inception date) through January 31, 2005.
(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  123

                                                          Janus Adviser                Janus Adviser
                                                          Foreign Stock                Mid Cap Value
For a share outstanding during                                Fund                          Fund
the period ended January 31, 2005 (unaudited)                2005(1)                       2005(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  11.78                      $  14.25
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (.05)                           --
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.51                          1.02
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.46                          1.02
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --                            --
  Distributions (from capital gains)*                            --                          (.72)
-------------------------------------------------------------------------------------------------------
Total Distributions                                              --                          (.72)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  13.24                      $  14.55
-------------------------------------------------------------------------------------------------------
Total Return**                                                12.39%                         7.08%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $    588
Average Net Assets for the Period
  (in thousands)                                           $     11                      $    117
Ratio of Gross Expenses to
  Average Net Assets***(2)                                     2.01%                         1.49%
Ratio of Net Expenses to
  Average Net Assets***(2)                                     1.99%                         1.49%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (1.09)%                       (0.32)%
Portfolio Turnover Rate***                                       19%                           88%

                                                          Janus Adviser                Janus Adviser
                                                          Small Company             Risk-Managed Growth
For a share outstanding during                              Value Fund                     Fund
the period ended January 31, 2005 (unaudited)                2005(1)                      2005(1)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  12.94                      $  12.56
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 (.02)                           --
  Net gain/(loss) on securities
    (both realized and unrealized)                              .77                           .81
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .75                           .81
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                        --                            --
  Distributions (from capital gains)*                          (.80)                         (.88)
-------------------------------------------------------------------------------------------------------
Total Distributions                                            (.80)                         (.88)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  12.89                      $  12.49
-------------------------------------------------------------------------------------------------------
Total Return**                                                 5.60%                         6.31%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     10                      $     10
Average Net Assets for the Period
  (in thousands)                                           $     10                      $     10
Ratio of Gross Expenses to
  Average Net Assets***(2)                                     1.99%                         1.35%
Ratio of Net Expenses to
  Average Net Assets***(2)                                     1.99%                         1.35%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                       (0.46)%                        0.06%
Portfolio Turnover Rate***                                       33%                           97%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1)   Period from September 30, 2004 (inception date) through January 31, 2005.
(2)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


124  Janus Adviser Series  January 31, 2005

                                                          Janus Adviser               Janus Adviser
                                                        Risk-Managed Core            Flexible Income
For a share outstanding during                               Fund                        Fund(1)
the period ended January 31, 2005 (unaudited)               2005(2)                       2005(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  13.18                      $  12.53
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .01                           .14
  Net gain/(loss) on securities
    (both realized and unrealized)                             1.05                          (.01)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.06                           .13
-------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                        --                          (.21)
  Distributions (from capital gains)*                         (1.48)                         (.16)
  Payment by affiliate                                           --                            --(3)
-------------------------------------------------------------------------------------------------------
Total Distributions and Other                                 (1.48)                         (.37)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $  12.76                      $  12.29
-------------------------------------------------------------------------------------------------------
Total Return**                                                 7.87%                         1.08%(4)
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                   $     11                      $     10
Average Net Assets for the Period
  (in thousands)                                           $     10                      $     10
Ratio of Gross Expenses to
  Average Net Assets***(5)                                     1.35%                         1.30%
Ratio of Net Expenses to
  Average Net Assets***(5)                                     1.35%                         1.30%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                                        0.26%                         3.22%
Portfolio Turnover Rate***                                       98%                          177%

*     See Note 3 in Notes to Financial Statements.
**    Total return not annualized for periods of less than one full year.
***   Annualized for periods of less than one full year.
(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2)   Period from September 30, 2004 (inception date) through January 31, 2005.
(3) Payment by affiliate aggregated less than $.01 on a per share basis for the period ended January 31, 2005.
(4) During the period ended January 31, 2005, Janus Capital fully reimbursed Janus Adviser Flexible Income Fund for a loss on a transaction resulting form certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(5)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.


                                     Janus Adviser Series  January 31, 2005  125

Notes to Schedules of Investments (unaudited)

Balanced Index                          Is a hypothetical combination of
                                        unmanaged indices. This index combines
                                        the total returns from the S&P 500(R)
                                        Index (55%) and the Lehman Brothers
                                        Government/Credit Index (45%).

Lehman Brothers Aggregate               Is made up of the Lehman Brothers
Bond Index                              Government/Corporate Bond Index,
                                        Mortgage-Backed Securities Index,
                                        and Asset-Based Securities Index,
                                        including securities that are of
                                        investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least
                                        $100 million.

Lehman Brothers                         Is composed of all bonds that are
Government/Credit Index                 investment grade with at least one year
                                        until maturity.

Morgan Stanley Capital                  Is a subset of the Morgan Stanley
International EAFE(R)                   Capital International EAFE(R) Index and
Growth Index                            contains constituents of the Morgan
                                        Stanley Capital International EAFE(R)
                                        Index which are categorized as growth
                                        securities.

Morgan Stanley Capital                  Is a market capitalization weighted
International EAFE(R) Index             index composed of companies
                                        representative of the market structure
                                        of 21 Developed Market countries in
                                        Europe, Australasia and the Far East.

Morgan Stanley Capital                  Is a market capitalization weighted
International World Index(SM)           index composed of companies
                                        representative of the market structure
                                        of 23 Developed Market countries in
                                        North America, Europe and the
                                        Asia/Pacific Region.

Russell 1000(R) Growth Index            Measures the performance of those
                                        Russell 1000(R) companies with higher
                                        price-to-book ratios and higher
                                        forecasted growth values.

Russell 2000(R) Value Index             Measures the performance of those
                                        Russell 2000(R) companies with lower
                                        price-to-book ratios and lower
                                        forecasted growth values.

Russell Midcap(R) Index                 The Russell Midcap Index measures the
                                        performance of the 800 smallest
                                        companies in the Russell(R) 1000 Index.

Russell Midcap(R) Growth Index          Consists of stocks from the Russell
                                        Midcap(R) Index with a
                                        greater-than-average growth
                                        orientation. The Russell Midcap(R)
                                        Index consists of the smallest 800
                                        companies in the Russell 1000(R) Index,
                                        as ranked by total market
                                        capitalization.

Russell Midcap(R) Value Index           Measures the performance of those
                                        Russell Midcap(R) companies with lower
                                        price-to-book ratios and lower
                                        forecasted growth values. The stocks
                                        are also members of the Russell 1000(R)
                                        Value Index.

S&P 500(R) Index                        The Standard & Poor's Composite Index
                                        of 500 stocks, a widely recognized,
                                        unmanaged index of common stock prices.

S&P MidCap 400 Index                    Is an unmanaged group of 400 domestic
                                        stocks chosen for their market size,
                                        liquidity and industry group
                                        representation.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                                     American Depositary Receipt

GDR                                     Global Depositary Receipt

MBS                                     Mortgage Backed Security

New York Shares                         Securities of foreign companies trading
                                        on the New York Stock Exchange.

NVDR                                    Non-Voting Depositary Receipt

PLC                                     Public Limited Company

REIT                                    Real Estate Investment Trust

SDR                                     Swedish Depositary Receipt

YES                                     Yield Enhanced Securities


126  Janus Adviser Series  January 31, 2005

*        Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts, and/or mortgage backed securities (with extended settlement dates).

(omega)  Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security with accrued interest in the amount of $160 that was written-off December 10, 2001.

(beta)   Security is illiquid.

(pi)     Security is a U.S. Treasury Inflation-Protected Security (TIPS).

# Loaned security, a portion or all of the security is on loan at January 31, 2005.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma)  Schedule of Fair Valued Securities

                                                                                                                     Value as % of
                                                                                                            Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)        $      0        0.0%
Versatel Telecom B.V. - expires 5/15/08                                                                          0        0.0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

ss.Schedule of Restricted and Illiquid Securities

                                                           Acquisition              Acquisition                      Value as % of
                                                               Date                    Cost                 Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Balanced Fund
Ono Finance PLC - expires 5/31/09 (144A)                     10/27/99                 $     --            $      2        0.0%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Flexible Income Fund(1)
Allegheny Energy Supply Company LLC, 8.25%
 bonds, due 4/15/12 (144A)                                3/12/04-5/11/04             $416,731            $467,250        0.7%
Americo Life, Inc., 7.875%
 notes, due 5/1/13 (144A)                                 4/25/03-5/21/03              261,236             279,395        0.4%
Candescent Technologies Corp., 8.00%
 convertible senior subordinated debentures
 due 5/1/03 (144A)(sigma)                                     3/6/00                     3,200                  --        0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      $681,167            $746,645        1.1%
------------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Money Market Fund
Whistlejacket Capital Ltd.
 2.51%, 2/25/05 (144A)                                        1/25/05                 $698,487            $698,828        4.7%
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

      The funds have registration rights for certain restricted securities held as of January 31, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements contracts, and/or mortgage backed securities (with extended settlement dates) as of January 31, 2005 are noted below.

                                                                 Aggregate Value
--------------------------------------------------------------------------------
Janus Adviser Growth Fund(1)                                        $ 20,851,207
Janus Adviser Capital Appreciation Fund(2)                            17,289,610
Janus Adviser Mid Cap Growth Fund                                      8,480,927
Janus Adviser Growth and Income Fund                                  18,416,549
Janus Adviser Core Equity Fund                                         3,934,936
Janus Adviser Balanced Fund                                           94,488,623
Janus Adviser Worldwide Growth Fund                                  265,585,132
Janus Adviser International Growth Fund                               10,983,424
Janus Adviser Foreign Stock Fund                                         460,075
Janus Adviser Mid Cap Value Fund                                         958,575
Janus Adviser Risk-Managed Growth Fund                                   299,082
Janus Adviser Flexible Income Fund(3)                                 11,625,571
--------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


                                     Janus Adviser Series  January 31, 2005  127

Notes to Financial Statements (unaudited)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (collectively the "Funds" and individually the "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust") which was organized as a Delaware Trust (now called a Delaware statutory trust) on March 24, 2000, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers fifteen funds or series of shares with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Capital Appreciation Fund, and Janus Adviser Foreign Stock Fund, which are nondiversified.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The following funds commenced operations after the reorganization: Janus Adviser Foreign Stock Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as A Shares and R Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

Janus Capital Management LLC ("Janus Capital") invested $2,000,000 of initial seed capital in Janus Adviser Foreign Stock Fund - Class I Shares on May 1, 2001 and $10,000 in Janus Adviser Foreign Stock Fund - Class C Shares on September 30, 2002. Perkins, Wolf, McDonnell and Company LLC ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial seed capital in the amount of $250,000 for Class C Shares and Class I Shares on December 31, 2002. Janus Capital invested additional seed capital in the amount of $3,635,000 for Janus Adviser Mid Cap Value Fund - I Shares on May 30, 2003. On December 31, 2002, Janus Capital invested initial seed capital in the amount of $10,000 for Class C Shares and Class I Shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Additional seed capital was invested by Janus Capital in the amount of $3,740,000 for Class C Shares and Class I Shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on January 2, 2003. Janus Capital made an additional seed capital contribution in the amount of $2,075,000 in Janus Adviser Risk-Managed Core Fund - I Shares on September 10, 2003. Janus Capital invested initial seed capital in the amount of $10,000 for Class C Shares of Janus Adviser Small Company Value Fund on April 21, 2003. Janus Capital invested initial seed capital in the amount of $10,000 for both Class A Shares and Class R Shares of the Funds on September 30, 2004. On December 21, 2004, Janus Capital invested additional seed capital in the amount of $10,000 for Janus Adviser Money Market Fund - C Shares.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities are valued at fair


128 Janus Adviser Series January 31, 2005 value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf as well as a portion of general expenses, which are allocated pro rata to the Funds.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds' Trustees periodically review securities lending activities to monitor compliance with the securities lending procedures. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2005, the following Funds had on loan securities as indicated:

                                                                   Value at
Fund                                                           January 31, 2005
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                                      $ 2,892,901
Janus Adviser Capital Appreciation Fund(2)                         16,867,294
Janus Adviser Mid Cap Growth Fund                                   8,274,999
Janus Adviser Growth and Income Fund                                6,227,278
Janus Adviser Balanced Fund                                        56,818,022

International & Global
Janus Adviser Worldwide Fund                                       28,630,465
Janus Adviser International Growth Fund                            10,709,398

Value
Janus Adviser Mid Cap Value Fund                                      933,683

Fixed-Income
Janus Adviser Flexible Income Fund(3)                               5,378,168
--------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

As of January 31, 2005, the following Funds received cash collateral in accordance with securities lending activity as indicated:

                                                              Cash Collateral at
Fund                                                           January 31, 2005
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                                      $ 2,958,817
Janus Adviser Capital Appreciation Fund(2)                         17,289,610
Janus Adviser Mid Cap Growth Fund                                   8,480,927
Janus Adviser Growth and Income Fund                                6,408,746
Janus Adviser Balanced Fund                                        58,223,782

International & Global
Janus Adviser Worldwide Fund                                       29,818,789
Janus Adviser International Growth Fund                            10,983,424

Value
Janus Adviser Mid Cap Value Fund                                      958,575

Fixed-Income
Janus Adviser Flexible Income Fund(3)                               5,486,735
--------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

As of January 31, 2005, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned


                                     Janus Adviser Series  January 31, 2005  129
securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this daily mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included on the Statement of Operations.

During the six month period ended January 31, 2005, there were no such securities lending agreements for Janus Adviser Core Equity Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Small Company Value Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Funds may be party to an interfund lending agreement between the Funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured. During the six month period ended January 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted (if applicable) in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral sufficient to cover the purchase price. As of January 31, 2005, the Funds were not invested in when-issued securities.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified


130 Janus Adviser Series January 31, 2005 performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund. The remaining eleven Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.    INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Effective July 1, 2004, Janus Capital agreed to reduce the annual rate of each Fund's advisory fee as indicated in the table below.

                                                                            Management         Management
                                               Average Daily Net            Fee Before         Fee After
Fund                                            Assets of Fund             Reduction (%)       Reduction (%)
------------------------------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                   All Asset Levels                 0.65               0.64
Janus Adviser Capital Appreciation Fund(2)     All Asset Levels                 0.65               0.64
Janus Adviser Mid Cap Growth Fund              All Asset Levels                 0.65               0.64
Janus Adviser Growth and Income Fund           All Asset Levels                 0.65               0.62
Janus Adviser Core Equity Fund                 All Asset Levels                 0.65               0.60
Janus Adviser Balanced Fund                    All Asset Levels                 0.65               0.55

International & Global
Janus Adviser Worldwide Fund                   All Asset Levels                 0.65               0.60
Janus Adviser International Growth Fund        All Asset Levels                 0.65               0.64
Janus Adviser Foreign Stock Fund               All Asset Levels                 0.65               0.64

Value
Janus Adviser Mid Cap Value Fund               All Asset Levels                 0.65               0.64
Janus Adviser Small Company Fund               All Asset Levels                 0.75               0.74

Risk-Managed
Janus Adviser Risk-Managed Growth Fund         All Asset Levels                 0.65               0.50
Janus Adviser Risk-Managed Core Fund           All Asset Levels                 0.65               0.50

Fixed-Income
Janus Adviser Flexible Income Fund(3)         First $300 Million                0.65               0.50
                                               Over $300 Million                0.55               0.40
Janus Adviser Money Market Fund                All Asset Levels                 0.25               0.25
------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


                                     Janus Adviser Series  January 31, 2005  131

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, the Fund pays Perkins a fee equal to 50% of the advisory fee payable to Janus Capital from the Fund (calculated after any fee waivers or expense reimbursements). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Adviser Small Company Value Fund. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Prior to July 1, 2004, Janus Capital paid Bay Isle a subadvisory fee at an annual rate of 0.75% of the Fund's average daily net assets from its management fee for managing the Fund. Effective July 1, 2004, Bay Isle is compensated by Janus Capital at an annual rate of 0.74%.

Until at least December 1, 2005, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. Janus Capital is not entitled to recoup such reimbursements or fee reductions from the Funds. Effective July 1, 2004, Janus Capital agreed to reduce each Fund's expense limits as indicated below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

                                            Expense Limit       Expense Limit
                                                Before              After
Fund                                        Reduction (%)       Reduction (%)
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                     0.67                0.66
Janus Adviser Capital Appreciation Fund(2)       0.68                0.67
Janus Adviser Mid Cap Growth Fund                0.66                0.65
Janus Adviser Growth and Income Fund             1.02                0.99
Janus Adviser Core Equity Fund                   0.75                0.70
Janus Adviser Balanced Fund                      0.67                0.57

International & Global
Janus Adviser Worldwide Fund                     0.70                0.65
Janus Adviser International Growth Fund          0.74                0.73
Janus Adviser Foreign Stock Fund                 1.25                1.24

Value
Janus Adviser Mid Cap Value Fund                 0.75                0.74
Janus Adviser Small Company Fund                 1.25                1.24

Risk-Managed
Janus Adviser Risk-Managed Growth Fund           0.75                0.60
Janus Adviser Risk-Managed Core Fund             0.75                0.60

Fixed-Income
Janus Adviser Flexible Income Fund(3)            0.70                0.55
Janus Adviser Money Market Fund                  0.36                0.36
--------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


132  Janus Adviser Series  January 31, 2005

During the six month period ended, Janus Capital reimbursed Janus Adviser Worldwide Fund - I Shares and Janus Adviser Flexible Income Fund - C Shares and I Shares $1,714, $8 and $55, respectively, as a result of a loss due to a corrected portfolio holding.

During the six month period ended, Janus Services LLC ("Janus Services") reimbursed Janus Adviser Growth Fund -C Shares and I Shares, Janus Adviser Capital Appreciation Fund - I Shares, Janus Adviser Mid Cap Growth Fund - I Shares, Janus Adviser Growth and Income Fund - C Shares and I Shares, Janus Adviser Core Equity Fund - C Shares, Janus Adviser Balanced Fund - C Shares and I Shares, Janus Adviser Worldwide Fund - I Shares, Janus Adviser International Growth Fund - I Shares, Janus Adviser Mid Cap Value Fund - C Shares and I Shares, Janus Adviser Risk-Managed Growth Fund - A Shares and Janus Adviser Flexible Income Fund - I Shares, $540, $183, $1,576, $3, $711, $20, $45, $1,
$19, $5, $4,343, $918, $347, $43 and $16, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the six month period ended January 31, 2005, Janus Capital assumed $29,474 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note
7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Janus Services receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares and Class R Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Effective September 30, 2004, a networking and/or omnibus account fee may be imposed on Class A Shares and Class C Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.25% of the Class I Shares average daily net assets and of up to 0.50% of the Class R Shares average net assets. Janus Distributors LLC has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2005. The amounts waived for the Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Class A Shares include a 5.75% upfront sales charge of the offering price. Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated. Prior to September 30, 2004, Class C Shares included a 1.00% upfront sales charge of the offering price. Class C shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. Prior to November 28, 2003, the contingent deferred sales charge applied to shares redeemed within 18 months of purchase. The redemption price may differ from the net asset value per share.

During the six month period ended January 31, 2005, redeeming shareholders paid the following contingent deferred sales charges:

                                                             Contingent Deferred
Fund (C Shares)                                                  Sales Charge
--------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                                      $  521
Janus Adviser Capital Appreciation Fund(2)                           599
Janus Adviser Mid Cap Growth Fund                                     76
Janus Adviser Growth and Income Fund                                 585
Janus Adviser Core Equity Fund                                       179
Janus Adviser Balanced Fund                                        2,888

International & Global
Janus Adviser International Growth Fund                               57

Value
Janus Adviser Mid Cap Value Fund                                     351

Risk-Managed
Janus Adviser Risk-Managed Growth Fund                             2,867

Fixed-Income
Janus Adviser Flexible Income Fund(3)                                116
-------------------------------------------------------------------------------

Funds not listed did not have any contingent deferred sales charges during this period.

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.

As of the date of this report, a 2.00% redemption fee may be imposed on Class I Shares and Class R Shares of Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Risk-Managed


                                     Janus Adviser Series  January 31, 2005  133

Growth Fund and Janus Adviser Risk-Managed Core Fund held for three months or less. Effective March 1, 2004, the redemption fee for the funds listed above increased from 1.00% to 2.00%, on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Adviser Worldwide Fund - I Shares, Janus Adviser International Growth Fund - I Shares, Janus Adviser Foreign Stock Fund - I Shares, Janus Adviser Risk-Managed Growth Fund - I Shares and Janus Adviser Risk-Managed Core Fund - I Shares were $11,086, $7,913, $12, $8 and $1,174, respectively, for the six month period ended January 31, 2005. There were no redemption fees for Class R Shares for the six month period ended January 31, 2005.

Except Janus Adviser Money Market Fund, the Funds' expenses may be reduced by voluntary credits from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2004 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                               Accumulated        Federal Tax       Unrealized       Unrealized    Net Appreciation/
Fund                                         Capital Losses          Cost          Appreciation    (Depreciation)    Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                $ (103,327,563)      $209,802,323      $ 53,273,242     $ (3,979,342)    $ 49,293,900
Janus Adviser Capital Appreciation Fund(2)    (181,940,039)       824,407,417       341,111,394      (13,825,316)     327,286,078
Janus Adviser Mid Cap Growth Fund             (105,605,766)(3)     77,042,321        34,115,838       (1,317,686)      32,798,152
Janus Adviser Growth and Income Fund           (23,111,887)       205,700,540        42,725,068       (4,682,711)      38,042,357
Janus Adviser Core Equity Fund                          --         33,627,447         7,696,342         (437,515)       7,258,827
Janus Adviser Balanced Fund                    (46,953,425)       627,571,573        80,966,208       (8,310,095)      72,656,113
International & Global
Janus Adviser Worldwide Fund                  (362,220,125)       543,847,778        72,622,335       (8,813,546)      63,808,789
Janus Adviser International Growth Fund       (169,336,952)       235,264,477        82,226,128       (3,412,923)      78,813,205
Janus Adviser Foreign Stock Fund                  (281,808)         2,351,422           942,599           (7,813)         934,786

Value
Janus Adviser Mid Cap Value Fund                (1,182,601)(3)     40,449,955         3,580,063         (710,930)       2,869,133
Janus Adviser Small Company Fund                        --         17,973,153         4,324,631         (558,473)       3,766,158

Risk-Managed
Janus Adviser Risk--Managed Growth Fund                 --         56,617,209         6,272,472       (1,640,473)       4,631,999
Janus Adviser Risk--Managed Core Fund                   --         12,858,327         2,066,038         (228,919)       1,837,119

Fixed-Income
Janus Adviser Flexible Income Fund(4)                   --         73,585,924         1,442,459         (450,020)         992,439
Janus Adviser Money Market Fund                         --         14,754,641                --               --               --
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3)   Capital loss carryovers subject to annual limitations.
(4) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


134  Janus Adviser Series  January 31, 2005

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule for the year ended July 31, 2004

Fund                                               July 31, 2009      July 31, 2010          July 31, 2011         July 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                        $(3,188,098)      $ (47,260,219)        $ (45,102,562)          $ (7,776,684)
Janus Adviser Capital Appreciation Fund(2)           (8,897,069)        (42,292,814)          (53,565,216)           (77,184,940)
Janus Adviser Mid Cap Growth Fund(3)                 (4,557,067)        (90,042,763)          (11,005,936)                    --
Janus Adviser Growth and Income Fund                         --            (952,014)          (22,159,873)                    --
Janus Adviser Core Equity Fund                               --                  --                    --                     --
Janus Adviser Balanced Fund                                  --                  --           (46,953,425)                    --

International & Global
Janus Adviser Worldwide Fund                                 --        (138,558,984)         (223,661,141)                    --
Janus Adviser International Growth Fund                      --         (48,982,429)         (120,354,523)                    --
Janus Adviser Foreign Stock Fund                             --              (1,565)             (129,901)              (150,342)

Value
Janus Adviser Mid Cap Value Fund(3)                    (725,249)           (457,352)                   --                     --
Janus Adviser Small Company Value Fund                       --                  --                    --                     --

Risk-Managed
Janus Adviser Risk-Managed Growth Fund                       --                  --                    --                     --
Janus Adviser Risk-Managed Core Fund                         --                  --                    --                     --

Fixed-Income
Janus Adviser Flexible Income Fund(4)                        --                  --                    --                     --
Janus Adviser Money Market Fund                              --                  --                    --                     --
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3)   Capital loss carryovers subject to annual limitations.
(4) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


                                       Janus Adviser Series January 31, 2005 135

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the period ended January 31, 2005 (unaudited) and for the fiscal year or period ended July 31

                                             A Shares             C Shares
Fund                                        2005(1)(2)  2005(2)    2004(2)      2003
-----------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(3)                   1.08%     1.79%      1.69%     1.70%(4)
Janus Adviser Capital Appreciation Fund(5)     0.91%     1.73%      1.67%     1.70%(4)
Janus Adviser Mid Cap Growth Fund              1.13%     1.88%      1.74%     1.72%(4)
Janus Adviser Growth and Income Fund           1.04%     1.77%      1.72%     1.73%(4)
Janus Adviser Core Equity Fund                 1.44%     2.12%      1.96%     2.10%(4)
Janus Adviser Balanced Fund                    0.86%     1.66%      1.67%     1.68%(4)

International & Global
Janus Adviser Worldwide Fund                   1.01%     1.74%      1.72%     1.73%(4)
Janus Adviser International Growth Fund        1.11%     1.83%      1.74%     1.77%(4)
Janus Adviser Foreign Stock Fund               5.26%     6.06%      6.76%     8.57%(4)

Value
Janus Adviser Mid Cap Value Fund               1.61%     2.30%      2.44%     9.97%(7)
Janus Adviser Small Company Value Fund(8)      1.99%     2.74%      3.23%    10.53%(9)

Risk-Managed
Janus Adviser Risk-Managed Growth Fund         1.24%     1.88%      2.04%     3.60%(12)
Janus Adviser Risk-Managed Core Fund           2.67%     2.87%      3.02%     4.08%(12)

Fixed-Income
Janus Adviser Flexible Income Fund(13)         1.12%     1.82%      1.80%     1.81%(4)
Janus Adviser Money Market Fund                1.49%     2.13%      1.82%     1.93%(4)
-----------------------------------------------------------------------------------------

                                                               I Shares                          R Shares
Fund                                       2005(2)    2004(2)    2003        2002       2001     2005(1)(2)
------------------------------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(3)                1.22%      1.19%     1.20%      1.21%      1.23%       1.48%
Janus Adviser Capital Appreciation Fund(5)  1.16%      1.17%     1.19%      1.18%      1.26%       1.42%
Janus Adviser Mid Cap Growth Fund           1.31%      1.22%     1.22%      1.20%      1.23%       1.57%
Janus Adviser Growth and Income Fund        1.20%      1.22%     1.22%      1.23%      1.87%       1.46%
Janus Adviser Core Equity Fund              1.55%      1.46%     1.61%      1.70%      5.06%       1.77%
Janus Adviser Balanced Fund                 1.09%      1.17%     1.18%      1.19%      1.22%       1.34%

International & Global
Janus Adviser Worldwide Fund                1.17%      1.22%     1.23%      1.21%      1.25%       1.40%
Janus Adviser International Growth Fund     1.26%      1.25%     1.26%      1.26%      1.31%       1.51%
Janus Adviser Foreign Stock Fund            5.48%      6.26%     6.99%      3.43%     10.35%(4)    5.66%

Value
Janus Adviser Mid Cap Value Fund            1.73%      1.94%     6.50%(7)    N/A        N/A        2.29%
Janus Adviser Small Company Value Fund(8)   2.17%      2.67%     2.93%(10)   N/A(11)    N/A        2.38%

Risk-Managed
Janus Adviser Risk-Managed Growth Fund      1.31%      1.53%     2.50%(12)   N/A        N/A        1.57%
Janus Adviser Risk-Managed Core Fund        2.30%      2.53%     3.58%(12)   N/A        N/A        2.63%

Fixed-Income
Janus Adviser Flexible Income Fund(13)      1.25%      1.30%     1.33%      1.41%      6.59%       1.53%
Janus Adviser Money Market Fund             1.71%      1.53%     1.35%      0.97%      1.83%       N/A
------------------------------------------------------------------------------------------------------------

(1)   Period from September 30, 2004 (inception date) through January 31, 2005.
(2) The effect of non-recurring costs assumed by Janus Capital Management, LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(4)   Period from September 30, 2002 (inception date) through July 31, 2003.
(5) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(6)   Period from May 1, 2001 (inception date) through July 31, 2001.
(7)   Period from December 31, 2002 (inception date) through July 31, 2003.
(8) Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.
(9)   Period from April 22, 2003 (inception date) through July 31, 2003.
(10)  Period from October 1, 2002 through July 31, 2003.
(11) The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.
(12)  Period from January 2, 2003 (inception date) through July 31, 2003.
(13) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


136  Janus Adviser Series  January 31, 2005

Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds. Expense ratios are shown for Retirement Shares for periods prior to such reorganization.

For the fiscal year or period ended December 31       Retirement Shares
Fund                                           2000(1)      1999        1998
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                    1.17%       1.19%      1.25%
Janus Aspen Capital Appreciation Portfolio      1.18%       1.28%      1.49%
Janus Aspen Aggressive Growth Portfolio         1.17%       1.19%      1.29%
Janus Aspen Growth and Income Portfolio         1.25%       1.62%      3.53%(2)
Janus Aspen Equity Income Portfolio             2.07%       1.91%      2.36%
Janus Aspen Balanced Portfolio                  1.17%       1.19%      1.26%
Janus Aspen Worldwide Growth Portfolio          1.20%       1.21%      1.32%
Janus Aspen International Growth Portfolio      1.22%       1.32%      1.44%
Janus Aspen Flexible Income Portfolio           1.28%       1.20%      1.24%
Janus Aspen Money Market Portfolio              0.90%       0.86%      0.84%
--------------------------------------------------------------------------------

(1)   Period January 1, 2000 to July 31, 2000.
(2)   Period May 1, 1998 through December 31, 1998.


                                     Janus Adviser Series  January 31, 2005  137

5. CAPITAL SHARE TRANSACTIONS

For a share outstanding during the                            Janus Adviser             Janus Adviser               Janus Adviser
period ended January 31, 2005 (unaudited)                        Growth             Capital Appreciation            Mid Cap Growth
and the fiscal year ended July 31                                Fund(1)                   Fund(2)                       Fund
(all numbers in thousands)                                2005          2004        2005             2004        2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares-- A Shares(3)
   Shares sold                                               1           N/A          30              N/A           6          N/A
   Reinvested dividends and distributions                   --           N/A          --              N/A          --          N/A
   Shares Repurchased                                       --           N/A          (1)             N/A          --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions        1           N/A          29              N/A           6          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --           N/A          --              N/A          --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            1           N/A          29              N/A           6          N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares-- C Shares
   Shares sold                                               2            33          84              110          10           72
   Reinvested dividends and distributions                   --            --          --               --          --           --
   Shares Repurchased                                      (15)          (66)        (61)            (430)         (5)          (9)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      (13)          (33)         23             (320)          5           63
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                    130           163         746            1,066          92           29
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          117           130         769              746          97           92
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares-- I Shares
   Shares sold                                           1,336         5,524       5,233           14,635       1,175        2,253
   Reinvested dividends and distributions                   --            --          --               --          --           --
   Shares Repurchased                                   (6,033)      (11,526)     (8,106)         (20,762)     (1,776)     (12,080)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions   (4,697)       (6,002)     (2,873)          (6,127)       (601)      (9,827)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                 17,237        23,239      48,565           54,692       4,725       14,552
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       12,541        17,237      45,692           48,565       4,124        4,725
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares-- R Shares(3)
   Shares sold                                               1           N/A         448*             N/A         460*         N/A
   Reinvested dividends and distributions                   --           N/A          --              N/A          --          N/A
   Shares Repurchased                                       --           N/A          --              N/A          --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions        1           N/A         448*             N/A         460*         N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --           N/A          --              N/A          --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            1           N/A         448*             N/A         460*         N/A
------------------------------------------------------------------------------------------------------------------------------------

*     Shares are not in thousands
(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Transactions in Fund Shares - A Shares and Transactions in Fund Shares - R Shares are for the period from September 30, 2004 (inception date) through January 31, 2005.


138  Janus Adviser Series  January 31, 2005

For a share outstanding during the                              Janus Adviser           Janus Adviser               Janus Adviser
period ended January 31, 2005 (unaudited)                     Growth and Income          Core Equity                  Balanced
and the fiscal year ended July 31                                   Fund                    Fund                         Fund
(all numbers in thousands)                                 2005            2004     2005            2004          2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - A Shares(1)
  Shares sold                                                 1             N/A        3             N/A             4          N/A
  Reinvested dividends and distributions                     --             N/A       --             N/A            --          N/A
  Shares Repurchased                                         --             N/A       --             N/A            --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         1             N/A        3             N/A             4          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                      --             N/A       --             N/A            --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             1             N/A        3             N/A             4          N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                                24             214       15              57            11          191
  Reinvested dividends and distributions                     --              --       11              --             4            6
  Shares Repurchased                                       (195)           (360)     (97)           (199)         (122)        (736)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      (171)           (146)     (71)           (142)         (107)        (539)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     811             957      554             696           878        1,417
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           640             811      483             554           771          878
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                             1,670           4,517      142             557         2,106        9,538
  Reinvested dividends and distributions                     21              17       51              --           292          551
  Shares Repurchased                                     (4,397)        (10,565)    (258)         (1,286)       (9,314)     (20,633)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    (2,706)         (6,031)     (65)           (729)       (6,916)     (10,544)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  15,586          21,617    1,890           2,619        32,179       42,723
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        12,880          15,586    1,825           1,890        25,263       32,179
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - R Shares(1)
  Shares sold                                                 1             N/A        1             N/A           422*         N/A
  Reinvested dividends and distributions                     --             N/A       --             N/A            --          N/A
  Shares Repurchased                                         --             N/A       --             N/A            --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions         1             N/A        1             N/A           422*         N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                      --             N/A       --             N/A            --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             1             N/A        1             N/A           422*         N/A
------------------------------------------------------------------------------------------------------------------------------------

*     Shares are not in thousands
(1) Transactions in Fund Shares - A Shares and Transactions in Fund Shares - R Shares are for the period from September 30, 2004 (inception date) through January 31, 2005.


                                     Janus Adviser Series  January 31, 2005  139

For a share outstanding during the                            Janus Adviser             Janus Adviser              Janus Adviser
period ended January 31, 2005 (unaudited)                       Worldwide            International Growth          Foreign Stock
and the fiscal year ended July 31                                Fund                       Fund                       Fund
(all numbers in thousands)                                2005           2004        2005           2004       2005            2004
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - A Shares(1)
  Shares sold                                              402*           N/A         403*           N/A          1             N/A
  Reinvested dividends and distributions                     2*           N/A           3*           N/A         --             N/A
  Shares Repurchased                                        --            N/A          --            N/A         --             N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      404*           N/A         406*           N/A          1             N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --            N/A          --            N/A         --             N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          404*           N/A         406*           N/A          1             N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                                1             10           7             35          2              --
  Reinvested dividends and distributions                    --             --          --             --         --              --
  Shares Repurchased                                        (2)           (13)        (10)           (22)        --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       (1)            (3)         (3)            13          2              --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     32             35          81             68          7               7
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           31             32          78             81          9               7
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                            2,270         12,219       2,037         19,921         26             119
  Reinvested dividends and distributions                    83            257          67            162         --               1
  Shares Repurchased                                    (9,606)       (32,068)     (4,448)       (31,548)       (26)           (125)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions   (7,253)       (19,592)     (2,344)       (11,465)        --              (5)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                 28,401         47,993      12,510         23,975        241             246
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       21,148         28,401      10,166         12,510        241             241
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - R Shares(1)
  Shares sold                                              402*           N/A         403*           N/A          1             N/A
  Reinvested dividends and distributions                     1*           N/A           3*           N/A         --             N/A
  Shares Repurchased                                        --            N/A          --            N/A         --             N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      403*           N/A         406*           N/A          1             N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --            N/A          --            N/A         --             N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          403*           N/A         406*           N/A          1             N/A
------------------------------------------------------------------------------------------------------------------------------------

*     Shares are not in thousands
(1) Transactions in Fund Shares - A Shares and Transactions in Fund Shares - R Shares are for the period from September 30, 2004 (inception date) through January 31, 2005.


140  Janus Adviser Series  January 31, 2005

                                                            Janus Adviser               Janus Adviser               Janus Adviser
For a share outstanding during the                             Mid Cap                  Small Company               Risk-Managed
period ended January 31, 2005 (unaudited)                       Value                       Value                      Growth
and the fiscal year ended July 31                               Fund                        Fund                       Fund
(all numbers in thousands)                                2005         2004           2005         2004           2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - A Shares(1)
  Shares sold                                               28          N/A              1          N/A             15          N/A
  Reinvested dividends and distributions                     1          N/A             --          N/A             --          N/A
  Shares Repurchased                                        --          N/A             --          N/A             --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       29          N/A              1          N/A             15          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --          N/A             --          N/A             --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           29          N/A              1          N/A             15          N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                              109          102              7           36              6           28
  Reinvested dividends and distributions                    10            1              2           --             29           10
  Shares Repurchased                                        (8)         (21)            (3)          (9)           (25)         (43)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      111           82              6           27             10           (5)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                    135           53             29            2            413          418
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          246          135             35           29            423          413
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                              968        1,212            603          402          2,679        1,394
  Reinvested dividends and distributions                   106           15             80           15            278           82
  Shares Repurchased                                      (255)        (181)          (243)        (442)        (2,273)        (737)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      819        1,046            440          (25)           684          739
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  1,730          684          1,211        1,236          3,790        3,051
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        2,549        1,730          1,651        1,211          4,474        3,790
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - R Shares(1)
  Shares sold                                               50          N/A              1          N/A              1          N/A
  Reinvested dividends and distributions                    --          N/A             --          N/A             --          N/A
  Shares Repurchased                                       (10)         N/A             --          N/A             --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions       40          N/A              1          N/A              1          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                     --          N/A             --          N/A             --          N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           40          N/A              1          N/A              1          N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Transactions in Fund Shares - A Shares and Transactions in Fund Shares - R Shares are for the period from September 30, 2004 (inception date) through January 31, 2005.

                                     Janus Adviser Series  January 31, 2005  141

For a share outstanding during the                         Janus Adviser            Janus Adviser                 Janus Adviser
period ended January 31, 2005 (unaudited)                Risk-Managed Core         Flexible Income                 Money Market
and the fiscal year ended July 31                               Fund                   Fund(1)                         Fund
(all numbers in thousands)                              2005           2004      2005           2004           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - A Shares(2)
  Shares sold                                             14            N/A         1            N/A             10            N/A
  Reinvested dividends and distributions                  --            N/A        --            N/A             --            N/A
  Shares Repurchased                                      (1)           N/A        --            N/A             --            N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions     13            N/A         1            N/A             10            N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                   --            N/A        --            N/A             --            N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         13            N/A         1            N/A             10            N/A
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - C Shares
  Shares sold                                             39             --         7            187             39            102
  Reinvested dividends and distributions                  46              7        13             28             --           --(4)
  Shares Repurchased                                      (5)           (24)     (128)        (1,054)           (66)          (238)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions     80            (17)     (108)          (839)           (27)          (136)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  390            407       797          1,636             37            173
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        470            390       689            797             10             37
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - I Shares
  Shares sold                                             37            196       618          2,115          3,675          9,896
  Reinvested dividends and distributions                  68             10       188            351             86             64
  Shares Repurchased                                      (2)          (284)   (1,751)        (4,892)        (5,461)       (13,821)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions    103            (78)     (945)        (2,426)        (1,700)        (3,861)
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                  577            655     5,699          8,125         16,523         20,384
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        680            577     4,754          5,699         14,823         16,523
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - R Shares(2)
  Shares sold                                              1            N/A         1            N/A            N/A            N/A
  Reinvested dividends and distributions                  --            N/A        --            N/A            N/A            N/A
  Shares Repurchased                                      --            N/A        --            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Capital Share Transactions      1            N/A         1            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, Beginning of Period                   --            N/A        --            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          1            N/A         1            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.
(2) Transactions in Fund Shares - A Shares and Transactions in Fund Shares - R Shares are for the period from September 30, 2004 (inception date) through January 31, 2005.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the period ended January 31, 2005 (unaudited)

                                                                                             Purchase of Long-   Proceeds from Sales
                                                                                                 Term U.S.        of Long-Term U.S.
                                                     Purchase of      Proceeds from Sales       Government            Government
Fund                                                 Securities          of Securities          Obligations          Obligations
------------------------------------------------------------------------------------------------------------------------------------
Growth & Core
Janus Adviser Growth Fund(1)                          $ 71,119,859         $172,959,176           $        --          $        --
Janus Adviser Capital Appreciation Fund(2)             195,872,850          175,233,653                    --                   --
Janus Adviser Mid Cap Growth Fund                       16,080,704           29,230,192                    --                   --
Janus Adviser Growth and Income Fund                    55,136,051           87,649,455                    --                   --
Janus Adviser Core Equity Fund                          14,075,731           16,626,833                    --                   --
Janus Adviser Balanced Fund                            182,346,817          308,342,725             8,397,919           37,129,744

International & Global
Janus Adviser Worldwide Fund                           113,948,215          281,287,505                    --                   --
Janus Adviser International Growth Fund                 85,662,932          134,099,068                    --                   --
Janus Adviser Foreign Stock Fund                           302,826              251,692                    --                   --

Value
Janus Adviser Mid Cap Value Fund                        23,776,485           12,398,419                    --                   --
Janus Adviser Small Company Value Fund                   8,169,903            2,937,965                    --                   --

Risk-Managed
Janus Adviser Risk-Managed Growth Fund                  30,676,903           26,251,752                    --                   --
Janus Adviser Risk Managed Core Fund                     7,452,909            6,540,272                    --                   --

Fixed-Income
Janus Adviser Flexible Income Fund(3)                   20,832,985           32,759,115            45,391,510           47,258,466
Janus Adviser Money Market Fund                                 --                   --                    --                   --
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund.
(2) Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund.
(3) Effective February 28, 2005, Janus Adviser Flexible Income Fund changed its name to Janus Adviser Flexible Bond Fund.


142  Janus Adviser Series  January 31, 2005

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


                                     Janus Adviser Series  January 31, 2005  143

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30, 2004 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of the fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).


144  Janus Adviser Series  January 31, 2005

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.


                                     Janus Adviser Series  January 31, 2005  145

Explanations of Charts, Tables and Financial Statements (unaudited)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds. The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


146  Janus Adviser Series  January 31, 2005

Notes








                                     Janus Adviser Series  January 31, 2005  147

Notes









148  Janus Adviser Series  January 31, 2005

Notes









                                     Janus Adviser Series  January 31, 2005  149

Janus provides access to a wide range of investment disciplines.
--------------------------------------------------------------------------------

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. These Janus core funds look for a strategic combination of steady growth and for certain funds, some degree of income.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Fixed-Income

Janus income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

                    [LOGO] JANUS  | 151 Detroit Street
                                  | Denver, CO 80206
                                  | 1-800-525-0020

This material must be preceded or accompanied by a prospectus.
Funds distributed by Janus Distributors LLC (3/05)

C-0305-53                                                       108-24-500 03-05

---------------------------

Item 2 -  Code of Ethics
          Not applicable to semi-annual reports;

Item 3 -  Audit Committee Financial Expert
          Not applicable to semi-annual reports;

Item 4 -  Principal Accountant Fees and Services
          Not applicable to semi-annual reports;

Item 5 -  Audit Committee of Listed Registrants
          Not applicable.

Item 6 -  Schedule of Investments
          Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
          Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders
          There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.


Item 11 - Controls and Procedures

        (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

        (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12 - Exhibits

        (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

        (a)(2) Separate certifications for the Registrant's Principal
               Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

        (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser Series

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date: March 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President and Chief Executive Officer (Principal Executive Officer)

Date:  March 24, 2005

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  March 24, 2005